REGISTRATION STATEMENT NO. 2-53757
                                                                        811-2571
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM N-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 52
                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 59

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                           (Name of Insurance Company)

                                  ------------

                 ONE CITYPLACE, HARTFORD, CONNECTICUT 06103-3415
          (Address of Insurance Company's Principal Executive Offices)

    Insurance Company's Telephone Number, including Area Code (860) 308-1000

                                 --------------

                                ERNEST J. WRIGHT
                       Secretary to the Board of Managers
            The Travelers Quality Bond Account for Variable Annuities
                 One Cityplace, Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

                                  -------------

Approximate Date of Proposed Public Offering:  ____________________

It is proposed that this filing will become effective (check appropriate box):

[N/A]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[X ]   on May 2, 2005 pursuant to paragraph (b) of Rule 485.

[N/A]  ___ days after filing pursuant to paragraph (a)(1) of Rule 485.

[N/A]  on __________ pursuant to paragraph (a)(1) of Rule 485.

[N/A]  ____ days after filing pursuant to paragraph (a)(2).

[N/A]  on __________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate check the following box:

[N/A] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                          UNIVERSAL ANNUITY PROSPECTUS

This prospectus describes Universal Annuity, a flexible premium variable annuity contract (the "Contract") issued by The Travelers Insurance Company (the "Company, "our" "us" or "we").

The Contract's value will vary daily to reflect the investment experience of the funding options (referred to as "Subaccounts" in your Contract) you select and, subject to availability, the interest credited to the Fixed (Flexible Annuity) Account. The Variable Funding Options (sometimes called "Subaccounts") are:


                           MANAGED SEPARATE ACCOUNTS
                         ------------------------------
Travelers Growth and Income Stock Account for Variable            Tactical Aggressive Stock Account for Variable Annuities (TAS)
  Annuities (GIS)                                                 Tactical Growth and Income Stock Account for Variable
Travelers Money Market Account for Variable Annuities (MM)           Annuities (TGIS)
Travelers Quality Bond Account for Variable Annuities (QB)        Tactical Short-Term Bond Account for Variable Annuities (TSB)



                     TRAVELERS FUND U FOR VARIABLE ANNUITIES
                    -------------------------------------------
Capital Appreciation Fund                                      SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
Dreyfus Stock Index Fund -- Initial Shares                        Investors Fund -- Class I
High Yield Bond Trust                                             Small Cap Growth Fund -- Class I
Managed Assets Trust                                           THE TRAVELERS SERIES TRUST
CITISTREET FUNDS, INC.                                            Convertible Securities Portfolio
   CitiStreet Diversified Bond Fund -- Class I                    Disciplined Mid Cap Stock
   Portfolio CitiStreet International Stock Fund --               Class I Large Cap Portfolio
   CitiStreet Large Company Stock Fund -- Class I                 Mercury Large Cap Core
   Portfolio(2) CitiStreet Small Company Stock Fund -- Class I    MFS Mid Cap Growth Portfolio
DELAWARE VIP TRUST                                                MFS Value Portfolio
   Delaware VIP REIT Series -- Standard Class                     Mondrian International Stock Portfolio(3)
DREYFUS VARIABLE INVESTMENT FUND                                  Pioneer Fund Portfolio(4)
   Dreyfus Variable Investment Fund -- Developing Leaders         Pioneer Mid Cap Value Portfolio
     Portfolio -- Initial Shares(1)                               Social Awareness Stock Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST              Style Focus Series: Small Cap Growth Portfolio
   Mutual Shares Securities Fund -- Class 2 Shares                Style Focus Series: Small Cap Value Portfolio
   Templeton Developing Markets Securities Fund -- Class 2        U.S. Government Securities Portfolio
     Shares                                                     TRAVELERS SERIES FUND INC.
   Templeton Foreign Securities Fund -- Class 2 Shares            AIM Capital Appreciation Portfolio
   Templeton Global Asset Allocation Fund -- Class 1 Shares       MFS Total Return Portfolio
   Templeton Growth Securities Fund -- Class 1 Shares             Pioneer Strategic Income Portfolio(5)
GREENWICH STREET SERIES FUND                                      SB Adjustable Rate Income Portfolio Smith Barney Class
   Appreciation Portfolio                                         Smith Barney Aggressive Growth Portfolio
   Fundamental Value Portfolio                                    Smith Barney Large Capitalization Growth Portfolio
JANUS ASPEN SERIES                                                Strategic Equity Portfolio(6)
   International Growth Portfolio -- Service Shares             VAN KAMPEN LIFE INVESTMENT TRUST
LAZARD RETIREMENT SERIES, INC.                                    Comstock Portfolio Class II Shares
   Lazard Retirement Small Cap Portfolio                        VARIABLE INSURANCE PRODUCTS FUND
PIMCO VARIABLE INSURANCE TRUST                                    Asset Manager SM Portfolio -- Initial Class(7)
   Real Return Portfolio -- Administrative Class                  Contrafund(R) Portfolio -- Service Class 2
   Total Return Portfolio -- Administrative Class                 Equity-Income Portfolio -- Initial Class
PUTNAM VARIABLE TRUST                                             Growth Portfolio -- Initial Class
   Putnam VT Small Cap Value Fund -- Class IB Shares              Mid Cap Portfolio -- Service Class 2


--------------

(1)   Formerly Small Cap Portfolio -- Initial Shares          (5)   Formerly Putnam Diversified Income Portfolio
(2)   Formerly MFS Research Portfolio                         (6)   Formerly Alliance Growth Portfolio
(3)   Formerly Lazard International Stock Portfolio           (7)   Formerly Asset Manager Portfolio -- Initial Class
(4)   Formerly Utilities Portfolio


The Contract, certain Contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. Additional information about the investments of the Managed Separate Accounts is available in the Accounts' annual and semi-annual reports to shareholders. To request a copy of these reports or the SAI, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, 3 CP, Hartford, Connecticut 06103-3415, call 1-800-842-9406 or access the SEC's website (http://www.sec.gov). The annual and semi-annual reports to shareholders for the Managed Separate Accounts and the SAI are not available on a consumer website because the Accounts do not currently maintain a consumer website as Account shares are only offered through certain variable annuity contracts issued by the Company. See Appendix C for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
                          PROSPECTUS DATED MAY 2, 2005

                                TABLE OF CONTENTS

Glossary....................................................   3   Miscellaneous Contract Provisions...........................42
Summary.....................................................   5      Right to Return..........................................42
Fee Table...................................................   9      Termination of Individual Contract.......................42
Condensed Financial Information.............................  17      Termination of Group Contract or Account.................42
The Annuity Contract........................................  17      Distribution from One Account to Another Account.........43
   Contract Owner Inquiries.................................  18      Required Reports.........................................43
   Purchase Payments........................................  18      Change of Contract.......................................44
   Accumulation Units.......................................  18      Assignment...............................................44
   The Variable Funding Options.............................  18      Suspension of Payments...................................44
The Fixed Account...........................................  24   Other Information...........................................44
Charges and Deductions......................................  24      The Insurance Company....................................44
   General..................................................  24      Financial Statements.....................................45
   Withdrawal Charge........................................  25      Distribution of Variable Annuity Contracts...............45
   Free Withdrawal Allowance................................  26      Conformity with State and Federal Laws...................47
   Administrative Charge....................................  26      Voting Rights............................................47
   Mortality and Expense Risk Charge........................  26      Restrictions on Financial Transactions...................48
   Variable Liquidity Benefit Charge........................  26      Legal Proceedings and Opinions...........................48
   Variable Funding Option Expenses.........................  26   The Separate Accounts.......................................48
   Premium Tax..............................................  27      Performance Information..................................49
   Changes in Taxes Based upon Premium or Value.............  27   Federal Tax Considerations..................................49
   Tactical Asset Allocation Services Fees..................  27      General Taxation of Annuities............................50
   Managed Separate Account: Management and Fees............  27      Types of Contracts: Qualified and Non-qualified..........50
Transfers...................................................  28      Qualified Annuity Contracts..............................50
   Dollar Cost Averaging ...................................  30        Taxation of Qualified Annuity Contracts................50
   Asset Allocation Advice..................................  XX        Mandatory Distributions for Qualified Plans............50
Tactical Asset Allocation Services..........................  XX      Non-qualified Annuity Contracts..........................51
   Tactical Asset Allocation Risks..........................  XX        Diversification Requirements for Variable
Access to your Money........................................  35          Annuities............................................52
   Systematic Withdrawals...................................  35        Ownership of the Investments...........................52
Ownership Provisions........................................  36        Taxation of Death Benefit Proceeds.....................52
   Types of Ownership.......................................  35      Other Tax Considerations.................................52
      Contract Owner........................................  35        Treatment of Charges for Optional Benefits.............52
      Beneficiary...........................................  36        Penalty Tax for Premature Distribution.................52
      Annuitant.............................................  36        Puerto Rico Tax Considerations.........................52
Death Benefit...............................................  36        Non-Resident Aliens....................................53
   Death Proceeds before the Maturity Date..................  36   Managed Separate Accounts...................................54
   Payment of Proceeds......................................  37     The Travelers Growth and Income Stock
   Beneficiary Contract Continuance.........................  37        Account................................................54
   Planned Death Benefit....................................  38     The Travelers Quality Bond Account .......................56
   Death Proceeds after the Maturity Date...................  39     The Travelers Money Market Account .......................58
The Annuity Period..........................................  39     Tactical Growth and
   Maturity Date............................................  39        Income Stock Account...................................60
   Allocation of Annuity....................................  39     Tactical Short-Term Bond Account..........................61
   Variable Annuity.........................................  39     Tactical Aggressive Stock Account.........................63
   Fixed Annuity............................................  40   Investments at a Glance.....................................68
Payment Options.............................................  40   Appendix A (Condensed Financial Information)...............A-1
   Election of Options......................................  40   Appendix B (The Fixed Account).............................B-1
   Annuity Options..........................................  40   Appendix C (Contents of Statement of
   Income Options...........................................  41      Additional Information).................................C-1
   Variable Liquidity Benefit...............................  41

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PARTICIPANT -- an individual participating under a group Contract.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, 457 or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                           TRAVELERS UNIVERSAL ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account, sometimes called The Flexible Annuity Account, that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity or income options. You may receive annuity or income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income or Annuity Payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include Contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase a Qualified Contract with an initial payment of at least $20, except in the case of an IRA, for which the minimum initial payment is $1,000. Under a Qualified Contract, you may make additional payments of at least $20. For non-qualified Contracts, the minimum initial Purchase Payment is $1,000, and $100 thereafter. No additional payments are allowed if the Contract is purchased with a beneficiary-directed transfer of death proceeds.

On or after May 2, 2005, the Contract is available for purchase to owners and Annuitants age 80 or under as of the Contract Date. Before May 2, 2005, the Contract was available for purchase by owners and Annuitants age 85 or under as of the Contract Date. If this Contract is purchased through a Qualified Plan, the maximum age is 70 1/2.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

WHO IS THE CONTRACT ISSUED TO? If you purchase an individual Contract, you are the Contract Owner. If a group "allocated" Contract is purchased, we issue certificates to the individual participants. Where we refer to "you," we are referring to the individual Contract Owner, or to the group participant, as applicable. For convenience, we refer to both contracts and certificates as "Contracts."

We issue group Contracts in connection with retirement plans. Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar cost averaging, the CHART program, etc.). Your retirement plan provisions supercede the prospectus. If you have any questions about your specific retirement plan, contact your plan administrators.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. Please refer to Appendix B for possible restrictions between the Fixed Account and the Variable Funding Options.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense (M&E) risk charge daily from the amounts you allocate to the Separate Account. We deduct the M&E at an annual rate of 1.25%. We also deduct a semiannual Contract administrative charge of $15. Each Underlying Fund also charges for management costs, any applicable asset allocation fee and other expenses.

If you withdraw amounts from the Contract, we may deduct a withdrawal charge. The charge equals 5% of each Purchase Payment withdrawn if withdrawn within 5 years of the payment date.

In connection with the Tactical Asset Allocation services provided to participants in Accounts TGIS, TSB and TAS, CitiStreet Financial Services LLC ("CFS") receives a fee equal on an annual basis to 1.25% of the current value of the assets subject to the program. We deduct this fee daily from the assets of the Tactical Accounts. CFS also charges a $30 Tactical Asset Allocation application fee.

If you select and are eligible for the CHART asset allocation program, the maximum charge is 1.25% annually deducted from amounts in the Variable Funding Options.

If you select and are eligible for the Managed Advisory Portfolio Program ("MAPP") asset allocation program, the maximum charge is 0.80% annually deducted from amounts in the Variable Funding Options.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments.

Under a non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     o TACTICAL ASSET ALLOCATION PROGRAM. If allowed, you may elect to enter into a separate Tactical Asset Allocation services agreement with registered investment advisers who provide Tactical Asset Allocation services. These agreements permit the registered investment advisers to act on your behalf by transferring all or a portion of the cash value from one Tactical Account to another. The registered investment advisers can transfer funds only from one Tactical Account to another Tactical Account. Purchase Payments are allocated to the following funding options when you participate in the Tactical Asset Allocation
          Program: Tactical Growth and Income Stock Account; Tactical Short-Term Bond Account and Tactical Aggressive Stock Account. The Tactical Asset Allocation Program and applicable fees are fully described in a separate Disclosure Statement.

     o CHART ASSET ALLOCATION PROGRAM. You may be eligible to enter into a separate investment advisory agreement with CitiStreet Financial Services LLC ("CFS"), an affiliate of the Company, for the purpose of receiving asset allocation advice under CFS's CHART Program (the "program"). Under the program, participants allocate Contract Value according to asset allocation models developed by CFS in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. The program is not a part of the Contract issued by the Company, and you are not required to participate in the program. The program is fully described in a separate disclosure statement prepared by CFS.

     o MAPP ASSET ALLOCATION PROGRAM. You may be eligible to enter into a separate investment advisory agreement with Tower Square Securities Inc. ("Tower Square"), an affiliate of the Company, for the purpose of receiving asset allocation advice under Tower Square's Managed Advisory Portfolio Program (the "program"). Under the program, participants allocate Contract Value according to one of six asset allocation model portfolios developed by Standard & Poor's Investment Advisory Services LLC ("Standard & Poor's"), an investment adviser that Tower Square engaged to create the Program. The program is not a part of the Contract issued by the Company, and you are not required to participate in the program. The program is fully described in a separate disclosure statement prepared by Tower Square.

     o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

     o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

                                    FEE TABLE
--------------------------------------------------------------------------------

                     ACCOUNTS GIS, QB, MM, TGIS, TSB AND TAS
                         FUND U AND ITS UNDERLYING FUNDS

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

CONTINGENT DEFERRED SALES CHARGE
(AS A PERCENTAGE OF PURCHASE PAYMENTS WITHDRAWN)

If withdrawn within 5 years after the Purchase Payment is made......... 5.00%
If withdrawn 5 or more years after the Purchase Payment is made........    0%

VARIABLE LIQUIDITY BENEFIT CHARGE...................................... 5.00%(1)

(AS A PERCENTAGE OF THE PRESENT VALUE OF THE REMAINING ANNUITY PAYMENTS THAT ARE SURRENDERED. THE INTEREST RATE USED TO CALCULATE THIS PRESENT VALUE IS 1% HIGHER THAN THE ASSUMED (DAILY) NET INVESTMENT FACTOR USED TO CALCULATE THE ANNUITY PAYMENTS)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGE

SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE.................. ...........  $15

ANNUAL SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE
(AS A PERCENTAGE OF AVERAGE NET ASSETS OF MANAGED SEPARATE               .25%
ACCOUNTS AND FUND U)...................................................    1
--------------
(1) The Variable Liquidity Benefit Withdrawal Charge declines to zero after five years. The charge is as follows:


           YEARS SINCE INITIAL                   WITHDRAWAL
             PURCHASE PAYMENT                      CHARGE
------------------------------------------- ----------------------
GREATER THAN OR EQUAL TO   BUT LESS THAN
------------------------- -----------------
        0 years               1 years                5%
        1 years               2 years                5%
        2 years               3 years                5%
        3 years               4 years                5%
        4 years               5 years                5%
       5 + years                                     0%

MANAGED ADVISORY PORTFOLIO ("MAPP") ASSET ALLOCATION PROGRAM

The following table describes the annual investment advisory fee for clients who enter into an investment advisory agreement to participate in Tower Square's Managed Advisory Portfolio Program. The annual fee is applied to the participant's current Contract Value. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender.

                                                MAXIMUM ANNUAL FEE FOR
 CONTRACT VALUE EQUAL TO                          MANAGED ADVISORY
     OR GREATER THAN         BUT LESS THAN        PORTFOLIO PROGRAM
--------------------------- -----------------  ------------------------
            $0                  $25,000                 0.80%
         $25,000                $50,000                 0.65%
         $50,000                $75,000                 0.50%
         $75,000                $100,000                0.35%
        $100,000+                                       0.20%

CHART ASSET ALLOCATION PROGRAM

The following table describes the annual investment advisory fee for clients who enter into an investment advisory agreement to participate in CFS's CHART asset allocation program. The annual fee is applied to the participant's current Contract Value. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender.

                                                 ANNUAL INVESTMENT
 CONTRACT VALUE EQUAL TO                          ADVISORY FEE FOR
     OR GREATER THAN         BUT LESS THAN          CHART PROGRAM
--------------------------- -----------------  ------------------------
            $0                  $25,001                 1.25%
         $25,001                $50,000                 1.15%
         $50,001                $75,000                 1.05%
         $75,001                $100,000                0.95%
         $100,001               $150,000                0.80%
         $150,001               $250,000                0.60%
         $250,001               $400,000                0.40%
         $400,001               $600,000                0.30%
        $600,001+                                       0.20%

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2004 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                        MINIMUM                       MAXIMUM
                                                              ----------------------------   ---------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.26%                         1.79%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)....

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                               DISTRIBUTION                             CONTRACTUAL FEE      NET TOTAL
                                                  AND/OR                  TOTAL ANNUAL       WAIVER           ANNUAL
                                MANAGEMENT    SERVICE (12b-1)    OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                    FEE            FEES        EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
-----------------             --------------------------------------------------------- -----------------------------------
Capital Appreciation Fund....      0.70%             --           0.08%       0.78%               --               --(1)(36)
Dreyfus Stock Index Fund --
Initial Shares...............      0.25%             --           0.01%       0.26%               --               0.26%
High Yield Bond Trust........      0.45%             --           0.18%       0.63%               --               --(2)(36)
Managed Assets Trust.........      0.50%             --           0.11%       0.61%               --               --(15)(36)
ALLIANCEBERNSTEIN VARIABLE
PRODUCT SERIES FUND, INC.
   AllianceBernstein Large
     Cap Growth Portfolio --
     Class B*+...............      0.75%           0.25%          0.05%       1.05%               --               1.05%(3)
CITISTREET FUNDS, INC.
   CitiStreet Diversified
     Bond Fund -- Class I.....     0.44%             --           0.10%       0.54%               --               0.54%
   CitiStreet International
     Stock Fund -- Class I....     0.71%             --           0.18%       0.89%               --               0.89%
   CitiStreet Large Company
     Stock Fund -- Class I....     0.53%             --           0.11%       0.64%               --               0.64%
   CitiStreet Small Company
     Stock Fund -- Class I....     0.59%             --           0.15%       0.74%               --               0.74%
DELAWARE VIP TRUST
   Delaware VIP REIT
     Series -- Standard Class.     0.74%             --           0.10%       0.84%               --               0.84%(4)
DREYFUS VARIABLE INVESTMENT
   FUND
   Dreyfus Variable
     Investment Fund --
     Developing Leaders
     Portfolio -- Initial
     Shares..................      0.75%             --           0.04%       0.79%               --               0.79%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Small-Mid Cap
     Growth Securities
     Fund -- Class 2 Shares*+.     0.48%           0.25%          0.29%       1.02%             0.03%              0.99%(5)
   Mutual Shares Securities
     Fund -- Class 2 Shares*..     0.60%           0.25%          0.15%       1.00%               --               1.00%(6)
   Templeton Developing
     Markets Securities
     Fund -- Class 2 Shares*..     1.25%           0.25%          0.29%       1.79%               --               1.79%
   Templeton Foreign
     Securities Fund --
     Class 2 Shares*.........      0.68%           0.25%          0.19%       1.12%             0.05%              1.07%(7)
   Templeton Global Asset
     Allocation Fund --
     Class 1 Shares..........      0.61%             --           0.24%       0.85%             0.01%              0.84%(7)
   Templeton Growth
     Securities Fund --
     Class 1 Shares..........      0.79%             --           0.07%       0.86%               --               0.86%(8)
GREENWICH STREET SERIES FUND
   Appreciation Portfolio....      0.73%             --           0.02%       0.75%               --               0.75%(9)
   Fundamental Value
     Portfolio...............      0.75%             --           0.02%       0.77%               --               0.77%(10)
JANUS ASPEN SERIES
   International Growth
     Portfolio -- Service
     Shares*.................      0.64%           0.25%          0.04%       0.93%               --               0.93%
LAZARD RETIREMENT SERIES,
   INC.
   Lazard Retirement Small
     Cap Portfolio*..........      0.75%           0.25%          0.37%       1.37%               --               1.37%(11)

                                               DISTRIBUTION                             CONTRACTUAL FEE      NET TOTAL
                                                  AND/OR                  TOTAL ANNUAL       WAIVER           ANNUAL
                                MANAGEMENT    SERVICE (12b-1)    OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                    FEE            FEES        EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
-----------------             --------------------------------------------------------- -----------------------------------
MANAGED SEPARATE ACCOUNTS
   Tactical Aggressive Stock
     Account for Variable
     Annuities (TAS).........      0.35%             --           1.25%       1.60%               --               1.60%
   Tactical Growth and
     Income Stock Account
     for Variable Annuities
     (TGIS)..................      0.32%             --           1.25%       1.57%               --               1.57%
   Tactical Short-Term Bond
     Account for Variable
     Annuities (TSB).........      0.32%             --           1.25%       1.57%               --               1.57%
   Travelers Growth and
     Income Stock Account
     for Variable Annuities
     (GIS)...................      0.65%             --             --        0.65%               --               0.65%
   Travelers Money Market
     Account for Variable
     Annuities (MM)..........      0.32%             --             --        0.32%               --               0.32%
   Travelers Quality Bond
     Account for Variable
     Annuities (QB)..........      0.32%             --             --        0.32%               --               0.32%
PIMCO VARIABLE INSURANCE
   TRUST
   Real Return Portfolio --
     Administrative Class*...      0.25%           0.15%          0.25%       0.65%               --               0.65%(12)
   Total Return Portfolio --
     Administrative Class*...      0.25%           0.15%          0.25%       0.65%               --               0.65%(12)
PUTNAM VARIABLE TRUST
   Putnam VT International
     Equity Fund -- Class IB
     Shares*+................      0.75%           0.25%          0.19%       1.19%               --               1.19%
   Putnam VT Small Cap Value
     Fund -- Class IB Shares*.     0.77%           0.25%          0.10%       1.12%               --               1.12%
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   All Cap Fund -- Class I+...     0.81%             --           0.08%       0.89%               --               0.89%(13)
   Investors Fund -- Class I..     0.68%             --           0.09%       0.77%               --               0.77%(14)
   Small Cap Growth Fund --
     Class I.................      0.75%             --           0.28%       1.03%               --               1.03%
THE TRAVELERS SERIES TRUST
   Convertible Securities
     Portfolio...............      0.60%             --           0.15%       0.75%               --               --(15)(36)
   Disciplined Mid Cap Stock
     Portfolio...............      0.70%             --           0.12%       0.82%               --               --(15)(36)
   Large Cap Portfolio.......      0.75%             --           0.11%       0.86%               --               0.86%(16)
   Mercury Large Cap Core
     Portfolio...............      0.79%             --           0.16%       0.95%               --               --(17)(36)
   MFS Mid Cap Growth
     Portfolio...............      0.75%             --           0.13%       0.88%               --               --(18)(36)
   MFS Value Portfolio.......      0.72%             --           0.39%       1.11%               --               --(19)(36)
   Mondrian International
     Stock Portfolio.........      0.72%             --           0.19%       0.91%               --               --(20)(36)
   Pioneer Fund Portfolio....      0.75%             --           0.37%       1.12%               --               --(21)(36)
   Pioneer Mid Cap Value
     Portfolio...............      0.75%             --           0.43%       1.18%             0.18%              1.00%(22)
   Social Awareness Stock
     Portfolio...............      0.61%             --           0.14%       0.75%               --               --(23)(36)
   Style Focus Series: Small
     Cap Growth Portfolio....      0.85%             --           0.43%       1.28%             0.18%              1.10%(24)
   Style Focus Series: Small
     Cap Value Portfolio.....      0.83%             --           0.43%       1.26%             0.16%              1.10%(25)
   U.S. Government
     Securities Portfolio....      0.32%             --           0.11%       0.43%               --               --(15)(36)

                                               DISTRIBUTION                             CONTRACTUAL FEE      NET TOTAL
                                                  AND/OR                  TOTAL ANNUAL       WAIVER           ANNUAL
                                MANAGEMENT    SERVICE (12b-1)    OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                    FEE            FEES        EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
-----------------             --------------------------------------------------------- -----------------------------------
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio...............      0.80%             --           0.05%       0.85%             --                 0.85%
   MFS Total Return Portfolio      0.77%             --           0.02%       0.79%             --                 0.79%(26)
   Pioneer Strategic Income
     Portfolio...............      0.75%             --           0.15%       0.90%             --                 0.90%
   Salomon Brothers
     Strategic Total Return
     Bond Portfolio+.........      0.80%             --           0.45%       1.25%             --                 --(36)
   SB Adjustable Rate Income
     Portfolio Smith Barney
     Class*..................      0.60%           0.25%          0.46%       1.31%             --                 1.31%
   Smith Barney Aggressive
     Growth Portfolio........      0.80%             --           0.02%       0.82%             --                 0.82%(27)
   Smith Barney
     International All Cap
     Growth Portfolio+.......      0.88%             --           0.13%       1.01%             --                 1.01%(28)
   Smith Barney Large Cap
     Value Portfolio+........      0.63%             --           0.05%       0.68%             --                 0.68%(29)
   Smith Barney Large
     Capitalization Growth
     Portfolio...............      0.75%             --           0.03%       0.78%             --                 0.78%(30)
   Strategic Equity Portfolio      0.80%             --           0.05%       0.85%             --                 0.85%
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio
     Class II Shares*........      0.57%           0.25%          0.04%       0.86%             --                 0.86%
VARIABLE INSURANCE PRODUCTS
   FUND
   Asset Manager SM
     Portfolio -- Initial
     Class...................      0.53%             --           0.12%       0.65%             --                 --(31)(36)
   Contrafund(R) Portfolio --
     Service Class 2*........      0.57%           0.25%          0.11%       0.93%             --                 --(32)(36)
   Equity-Income Portfolio --
     Initial Class...........      0.47%             --           0.11%       0.58%             --                 --(33)(36)
   Growth Portfolio --
     Initial Class...........      0.58%             --           0.10%       0.68%             --                 --(34)(36)
   High Income Portfolio --
     Initial Class+..........      0.58%             --           0.13%       0.71%             --                 0.71%
   Mid Cap Portfolio --
     Service Class 2*........      0.57%           0.25%          0.14%       0.96%             --                 --(35)(36)

--------------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).
 +     Closed to new investors.

NOTES

(1) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.70% on first $1.5 billion of net assets and 0.65% on assets in excess of $1.5 billion. The Fund has a voluntary expense cap of 1.25%.

(2) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million.

(3) Expense information restated to reflect a reduction in advisory fees effective September 7, 2004.

(4) The investment advisor for the Delaware VIP REIT Series and the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion million, all per year.

(5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% through May 1, 2006. The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(6) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% through May 1, 2006.

(7) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(8)  The Fund administration fee is paid indirectly through the management fee.

(9) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.75% to the following breakpoints: 0.75% on first $250 million of net assets; 0.70% on next $250 million; 0.65% on next $500 million; 0.60% on the next $1 billion; 0.55% on the next $1 billion; and 0.50% on net assets in excess of $3 billion.

(10) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.75% to the following breakpoints: 0.75% on first $1.5 billion of net assets; 0.70% on next $0.5 billion; 0.65% on next $0.5 billion; 0.60% on the next $1 billion; and 0.50% on net assets in excess of $3.5 billion.

(11) The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005 to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.

(12) "Other Expenses" reflects a 0.25% administrative fee. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(13) Effective August 1, 2004, the management fees were reduced from 0.85% to the following breakpoints: First $1.5 billion 0.75%; next $0.5 billion 0.70%; next $0.5 billion 0.65%; next $1 billion 0.60%; over $3.5 billion 0.50%.

(14) Effective August 1, 2004, the management fees were reduced from 0.70% to the following breakpoints: First $350 million 0.65%; next $150 million 0.55%; next $250 million 0.53%; next $250 million 0.50%; over $1 billion 0.45%.

(15) Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(16) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $250 million of net assets; 0.70% on the next $500 million and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. The expense information in the table has been restated to reflect the current fee schedule.

(17) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.80% to the following breakpoints: 0.775% on first $250 million of net assets; 0.75% on the next $250 million; 0.725% on next $500 million; 0.70% on next $1 billion and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(18) Effective February 25, 2005, the investment advisory fee was revised to the following breakpoints: For the first $500 million of average daily net assets the advisory fee is 0.7775%; the next $300 million 0.7525%; the next $600 million 0.7275%; the next $1 billion 0.7025%; over $2.5 billion 0.625%. Also effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS; and (3) another portfolio of the Travelers Series Fund that is subadvised by MFS, are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule. Between February 25, 2004 and February 24, 2005 the investment advisory fee was as follows: for the first $600 million of average daily net assets the advisor fee is 0.800%; the next $300 million 0.775%; the next $600 million 0.750%; the next $1 billion 0.725%; over $2.5 billion 0.675%. Previous to September 1, 2004 the fee was an annual rate of 0.80%. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(19) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $600 million of net assets; 0.725% on the next $300 million; 0.70% on the next $600 million; 0.675% on the next $1 billion and 0.625% on assets in excess of $2.5 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. Fund has a voluntary waiver of 1.00%. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS; and (3) another portfolio of the Travelers Series Fund that is subadvised by MFS, are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(20) Effective May 1, 2005, the investment advisory fee is revised to the following schedule: 0.775% on the first $100 million in assets and 0.65% on assets in excess of $100 million. The expense information in the table has been restated to reflect the current fee schedule. Between September 1, 2004 and May 1, 2005, the investment advisory fee was as follows: 0.825% on the first $100 million of assets, 0.775% on the next $400 million of assets, 0.725% on the next $500 million, and 0.700% on assets in excess of $1 billion. Previous to September 1, 2004, the investment advisory fee was an annual rate of 0.825%.

(21) Effective December 1, 2004, the Management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $250 million of net assets; 0.70% on the next $250 million; 0.675% on the next $500 million; 0.65% on the next $1 billion and 0.60% on assets in excess of $2 billion. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(22) The Fund has a contractual expense cap of 1.00% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(23) Management fee is based on 0.65% on first $50 million of net assets; 0.55% on the next $50 million; 0.45% on the next $100 million and 0.40% on assets in excess of $200 million. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(24) The Fund has a contractual expense cap of 1.10% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(25) The Fund has a contractual expense cap of 1.10% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(26) Effective November 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $600 million of net assets; 0.775% on next $300 million; 0.75% on next $600 million; 0.725% on next $1 billion and 0.675% in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(27) Effective July 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $5 billion of net assets; 0.775% on next $2.5 billion; 0.75% on next $2.5 billion and 0.70% in excess of $10 billion.

(28) Effective July 1, 2004, the management fee was reduced from 0.90% to 0.85% of the Fund's daily net assets.

(29) Effective July 1, 2004, the management fee was reduced from 0.65% to the following breakpoints: 0.60% on the first $500 million of net assets; 0.55% on the next $500 million of net assets and 0.50% on assets in excess of $1 billion.

(30) Effective July 1, 2004, the management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $5 billion of net assets; 0.725% on the next $2.5 billion; 0.70% on the next $2.5 billion and 0.65% on assets in excess of $10 billion.

(31) The annual Class operating expenses for the fund are based on historical expenses adjusted to reflect current fees. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total Class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

(32) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total Class operating expenses would have been 0.91%. These offsets may be discontinued at any time.

(33) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total Class operating expenses would have been 0.57%. These offsets may be discontinued at any time.

(34) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total Class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

(35) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total Class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

(36) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                                  VOLUNTARY FEE
                                                                                  WAIVER AND/OR
                                                                                     EXPENSE              NET TOTAL ANNUAL
       FUNDING OPTION                                                             REIMBURSEMENT          OPERATING EXPENSES
       ---------------                                                       ------------------------  ------------------------
       Capital Appreciation Fund..........................................            0.01%                     0.77%
       High Yield Bond Trust..............................................            0.03%                     0.60%
       Managed Assets Trust...............................................            0.01%                     0.60%
       Convertible Securities Portfolio...................................            0.01%                     0.74%
       Disciplined Mid Cap Stock Portfolio................................            0.02%                     0.80%
       Mercury Large Cap Core Portfolio...................................            0.03%                     0.92%
       MFS Mid Cap Growth Portfolio.......................................            0.02%                     0.86%
       MFS Value Portfolio................................................            0.11%                     1.00%
       Mondrian International Stock Portfolio.............................            0.02%                     0.89%
       Pioneer Fund Portfolio.............................................            0.13%                     0.99%
       Social Awareness Stock Portfolio...................................            0.04%                     0.71%
       U.S. Government Securities Portfolio...............................            0.01%                     0.42%
       Salomon Brothers Strategic Total Return Bond Portfolio.............            0.01%                     1.24%
       Asset Manager SM Portfolio -- Initial Class.........................           0.01%                     0.64%
       Contrafund(R) Portfolio -- Service Class 2............................         0.02%                     0.91%
       Equity-Income Portfolio -- Initial Class............................           0.01%                     0.57%
       Growth Portfolio -- Initial Class...................................           0.03%                     0.65%
       Mid Cap Portfolio -- Service Class 2................................           0.03%                     0.93%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume that you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits.

EXAMPLE 1 -- This example assumes that you have not elected any asset allocation program.

                                                IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                      END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                             ---------------------------------------- ------------------------------------------
 FUNDING OPTION                              1 YEAR   3 YEARS    5 YEARS   10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
-----------------                            -------- --------- ---------- ---------- --------- --------- ---------- -----------
Underlying Fund with Minimum Total Annual      666      1015      1388       1935       166       515        888        1935
   Operating Expenses..................
Underlying Fund with Maximum Total Annual
   Operating Expenses..................        819      1475      2155       3468       319       975       1655        3468


EXAMPLE 2 -- This example assumes that you have elected the MAPP program at the maximum fee. Under the MAPP program, you choose to enter into a separate investment advisory agreement with Tower Square for the purpose of receiving asset allocation advice. The program is not a part of the Contract issued by the Company.

                                                IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                      END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                             ---------------------------------------- ------------------------------------------
 FUNDING OPTION                              1 YEAR   3 YEARS    5 YEARS   10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
-----------------                            -------- --------- ---------- ---------- --------- --------- ---------- -----------
Underlying Fund with Minimum Total Annual      746      1258       1796       2768       246       758       1296       2768
Operating Expenses
Underlying Fund with Maximum Total Annual
Operating Expenses                             898      1707       2533       4174       398      1207       2033       4174


EXAMPLE 3 -- This example assumes that you have elected the CHART program at the maximum fee. Under the CHART program, you choose to enter into a separate investment advisory agreement with CFS for the purpose of receiving asset allocation advice. The example assumes that your Contract Value is allocated to the most expensive and least expensive Underlying Funds; however, under the program, your Contract Value is currently allocated amongst four Underlying Funds, each of which is substantially less expensive than the example reflecting the maximum total operating expenses. The program is not part of the Contract issued by the Company.

                                                IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                      END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                             ---------------------------------------- ------------------------------------------
 FUNDING OPTION                              1 YEAR   3 YEARS    5 YEARS   10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
-----------------                            -------- --------- ---------- ---------- --------- --------- ---------- -----------
Underlying Fund with Maximum Total Annual      791      1392       2019       3206       291       892       1519       3206
Operating Expenses
Underlying Fund with Minimum Total Annual
Operating Expenses                             942      1835       2739       4544       442      1335       2239       4544

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendix A.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Universal Annuity is a Contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

On or after May 2, 2005, the Contract is available for purchase to owners and Annuitants age 80 or under as of the Contract Date. Before May 2, 2005, the Contract was available for purchase by owners and Annuitants age 85 or under as of the Contract Date. If this Contract is purchased through a Qualified Plan, the maximum age is 70 1/2.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9406.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. Minimum Purchase Payment amounts are:

     o    IRAs: $1,000

     o other tax-qualified retirement plans: $20 per participant (subject to plan requirements)

     o non-qualified Contracts: $1,000; minimum of $100 for subsequent payment

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments received in good order within one business day, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset Class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.65% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
Capital Appreciation Fund                  Seeks growth of capital. The Fund           Travelers Asset Management
                                           normally invests in equity securities       International Company LLC
                                           of issuers of any size and in any           ("TAMIC")
                                           industry.                                   Subadviser: Janus Capital Corp.

Dreyfus Stock Index Fund -- Initial        Seeks to match the total return of the      The Dreyfus Corporation
Shares                                     S&P 500 Index. The Fund normally            Subadviser: Mellon Equity
                                           invests in all 500 stocks in the S&P        Associates
                                           500 in proportion to their weighting
                                           in the index.

High Yield Bond Trust                      Seeks high current income. The Fund         Travelers Asset Management
                                           normally invests in below                   International Company LLC
                                           investment-grade bonds and debt             ("TAMIC")
                                           securities.

Managed Assets Trust                       Seeks high total return. The Fund           Travelers Asset Management
                                           normally invests in equities,               International Company LLC
                                           convertible and fixed-income                ("TAMIC")
                                           securities. The Fund's policy is to         Subadviser: Travelers Investment
                                           allocate investments among asset            Management Company ("TIMCO")
                                           classes.

ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
   AllianceBernstein Large Cap Growth      Seeks growth of capital by pursuing         Alliance Capital Management L.P.
     Portfolio -- Class B+                 aggressive investment policies.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
CITISTREET FUNDS, INC.
   CitiStreet Diversified Bond Fund --     Seeks maximum long-term total return.       CitiStreet Funds Management LLC
     Class I                               The Fund primarily invests in fixed         ("CitiStreet")
                                           income securities.                          Subadviser: Western
                                                                                       AssetManagement Company; Salomon
                                                                                       Brothers Asset Management
                                                                                       ("SBAM"); and SSgA Funds
                                                                                       Management ("SSgA")

   CitiStreet International Stock          Seeks maximum long-term total return.       CitiStreet
     Fund -- Class I                       The Fund primarily invests in the           Subadviser: Alliance Capital
                                           common stocks of established non-U.S.       Management L.P.; Oechsle
                                           companies.                                  International Advisors LLC;
                                                                                       and SSgA

   CitiStreet Large Company Stock          Seeks maximum long-term total return.       CitiStreet
     Fund -- Class I                       The Fund primarily invests in the           Subadviser: Wellington Management
                                           common stocks of well established           Company; Smith Barney Fund
                                           companies.                                  Management LLC, and SSgA

   CitiStreet Small Company Stock          Seeks maximum long-term total return.       CitiStreet
     Fund -- Class I                       The Fund primarily invests in the           Subadviser: TCW Investment
                                           common stocks of small companies.           Management; Babson Capital
                                                                                       Management LLC; and SSgA

DELAWARE VIP TRUST
   Delaware VIP REIT Series --             Seeks to achieve maximum long term          Delaware Management Company
     Standard Class                        total return with capital appreciation      ("Delaware")
                                           as a secondary objective. The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders
                                           (REITS).

DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund --     Seeks to maximize capital                   The Dreyfus Corporation
     Developing Leaders Portfolio --       appreciation. The Fund normally
     Initial Shares                        invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.

FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Small-Mid Cap Growth           Seeks long-term capital growth. The         Franklin Advisers, Inc.
     Securities Fund -- Class 2 Shares+    Fund normally invests at least 80% of
                                           its net assets in investments of small
                                           capitalization and mid capitalization
                                           companies.

   Mutual Shares Securities Fund --        Seeks capital appreciation. Income is       Franklin Mutual Advisers, LLC
     Class 2 Shares                        a secondary objective. The Fund
                                           normally invests in U.S. equity
                                           securities, and substantially in
                                           undervalued stocks, risk arbitrage
                                           securities and distressed companies.

   Templeton Developing Markets            Seeks long-term capital appreciation.       Templeton Asset Management Ltd.
     Securities Fund -- Class 2 Shares     The Fund normally invests at least 80%
                                           of its net assets in the emerging
                                           market investments, and invests
                                           primarily to predominantly in equity
                                           securities.

   Templeton Foreign Securities            Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
     Fund -- Class 2 Shares                Fund normally invests at least 80% of
                                           its net assets in investments of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.

   Templeton Global Asset Allocation       Seeks high total return. The Fund           Templeton Investment Counsel, LLC
     Fund -- Class 1 Shares                normally invests in equity securities
                                           of companies in any country, debt
                                           securities of companies and
                                           governments of any country, and in
                                           money market instruments. The Fund
                                           invests substantially to primarily in
                                           equity securities.

   Templeton Growth Securities Fund --     Seeks long-term capital growth. The         Templeton Global Advisors Limited
     Class 1 Shares                        Fund normally invests in equity
                                           securities of companies located
                                           anywhere in the world, including the
                                           U.S. and emerging markets.

GREENWICH STREET SERIES FUND
   Appreciation Portfolio                  Seeks long- term appreciation of            Smith Barney Fund Management LLC
                                           capital. The Fund normally invests in
                                           ("SBFM") equity securities of U.S.
                                           companies of medium and large
                                           capitalization.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   Fundamental Value Portfolio             Seeks long-term capital growth.             SBFM
                                           Current income is a secondary
                                           consideration. The Fund normally
                                           invests in common stocks, and common
                                           stock equivalents of companies, the
                                           manager believes are undervalued.

JANUS ASPEN SERIES
   International Growth Portfolio --       Seeks long-term growth of capital. The      Janus Capital
     Service Shares                        Fund normally invests in securities of
                                           issuers from at least five countries,
                                           excluding the U.S.

LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap             Seeks long-term capital appreciation.       Lazard Asset Management, LLC
     Portfolio                             The Fund normally invests in equity
                                           securities, principally common stocks,
                                           of relatively small U.S. companies
                                           that are believed to be undervalued
                                           based on their earnings, cash flow or
                                           asset values.

MANAGED SEPARATE ACCOUNTS
   Tactical Aggressive Stock Account       Seeks growth of capital. The Fund           TIMCO
     for Variable Annuities (TAS)          normally invests in the common stocks
                                           of mid-sized U.S. companies using
                                           computer models that employ
                                           fundamental and technical criteria.

   Tactical Growth and Income Stock        Seeks long-term accumulation of             TIMCO
     Account for Variable Annuities        principal through capital appreciation
     (TGIS)                                and retention of net investment
                                           income. The Fund normally invests in
                                           the common stocks of large U.S.
                                           companies, while maintaining a
                                           marketable portfolio of securities to
                                           accommodate market-timing moves.

   Tactical Short-Term Bond Account        Seeks high current income with limited      TIMCO
     for Variable Annuities (TSB)          price volatility while maintaining a
                                           high degree of liquidity. The Fund
                                           normally invests in high quality
                                           fixed-income securities, so the
                                           Fund's weighted average maturity is
                                           not expected to exceed 9 months.

   Travelers Growth and Income Stock       Seeks long-term accumulation of             Travelers Asset Management
     Account for Variable Annuities        principal through capital appreciation      International Company LLC
     (GIS)                                 and retention of net investment             ("TAMIC")
                                           income. The Fund normally invests in
                                           the common stocks of large U.S.
                                           companies based on a quantative
                                           screening process and to mirror the
                                           overall risk, sector weightings and
                                           growth value style characteristics of
                                           the S&P 500 Index.

   Travelers Money Market Account for      Seeks preservation of capital, a high       TAMIC
     Variable Annuities (MM)               degree of liquidity and high current
                                           income. The Fund normally invests in
                                           high quality U.S. dollar denominated
                                           money market instruments.

   Travelers Quality Bond Account for      Seeks current income, moderate capital      TAMIC
     Variable Annuities (QB)               volatility and total return. The Fund
                                           normally invests in investment-grade
                                           debt securities and money market
                                           instruments.

PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio --                Seeks maximum real return, consistent       Pacific Investment Management
     Administrative Class                  with preservation of real capital and       Company LLC
                                           prudent investment management.

   Total Return Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.

PUTNAM VARIABLE TRUST
   Putnam VT International Equity          Seeks capital appreciation. The Fund        Putnam Investment Management
     Fund -- Class IB Shares+              invests mainly in common stocks of
                                           companies outside the United States
                                           that Putnam Management believes have
                                           investment potential.

   Putnam VT Small Cap Value Fund --       Seeks capital appreciation. The Fund        Putnam Investment Management
     Class IB Shares                       invests mainly in common stocks of
                                           U.S. companies, with a focus on value
                                           stocks. Value stocks are those that
                                           Putnam Management believes are
                                           currently undervalued by the market.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   All Cap Fund -- Class I+                Seeks capital appreciation. The Fund        Salomon Brothers Asset
                                           normally invests in common stocks and       Management, Inc. ("SBAM")
                                           their equivalents of companies the
                                           manager believes are undervalued in
                                           the marketplace.

   Investors Fund -- Class I               Seeks long term growth of capital.          Salomon Brothers Asset
                                           Secondarily seeks current income. The       Management, Inc. ("SBAM")
                                           Fund normally invests in common stocks
                                           of established companies.

   Small Cap Growth Fund -- Class I        Seeks long term growth of capital. The      Salomon Brothers Asset
                                           Fund normally invests in equity             Management, Inc. ("SBAM")
                                           securities of companies with small
                                           market capitalizations.

THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio        Seeks current income and capital            Travelers Asset Management
                                           appreciation. The Fund normally             International Company LLC
                                           invests in convertible securities.          ("TAMIC")

   Disciplined Mid Cap Stock Portfolio     Seeks growth of capital. The Fund           TAMIC
                                           normally invests in the equity              Subadviser: Travelers Investment
                                           securities of companies with mid-size       Management Company ("TIMCO")
                                           market capitalizations.

   Large Cap Portfolio                     Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in the                Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.

   Mercury Large Cap Core Portfolio        Seeks long-term capital growth. The         TAMIC
                                           Fund normally invests in a diversified      Subadviser: Merrill Lynch
                                           portfolio of equity securities of           Investment Managers, L.P. ("MLIM")
                                           large cap companies.

   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in equity             Subadviser: MFS
                                           securities of companies with medium
                                           market capitalization.

   MFS Value Portfolio                     Seeks capital appreciation and              TAMIC
                                           reasonable income. The Fund normally        Subadviser: MFS
                                           invests in income producing equity
                                           securities of companies believed to be
                                           undervalued in the market.

   Mondrian International Stock            Seeks capital appreciation. The Fund        TAMIC
     Portfolio                             normally invests in equity securities       Subadviser: Mondrian Investment
                                           of relatively large non-U.S. companies.     Partners Ltd.

   Pioneer Fund Portfolio                  Seeks reasonable income and capital         TAMIC
                                           growth. The Fund invests in equity          Subadviser: Pioneer Investment
                                           securities, primarily of U.S.               Management, Inc.
                                           issuers.

   Pioneer Mid Cap Value Portfolio         Seeks capital appreciation. The Fund        Travelers Asset Management
                                           normally invests in the equity              International Company LLC
                                           securities of mid-size companies.           ("TAMIC")
                                                                                       Subadviser: Pioneer Investment
                                                                                       Management, Inc.

   Social Awareness Stock Portfolio        Seeks long term capital appreciation        Smith Barney Fund Management LLC
                                           and retention of net investment             ("SBFM")
                                           income. The Fund normally invests in
                                           equity securities of large and
                                           mid-size companies that meet certain
                                           investment and social criteria.

   Style Focus Series: Small Cap           Seeks capital appreciation. The Fund        Travelers Asset Management
     Growth Portfolio                      normally invests in common stocks and       International Company LLC
                                           other equity securities of small U.S.       ("TAMIC")
                                           companies.                                  Subadviser: Travelers Investment
                                                                                       Management Company ("TIMCO") and
                                                                                       Janus Capital Management LLC
                                                                                       ("Janus Capital")

   Style Focus Series: Small Cap           Seeks capital appreciation. The Fund        Travelers Asset Management
     Value Portfolio                       normally invests in common stocks and       International Company LLC
                                           other equity securities of small U.S.       ("TAMIC")
                                           companies.                                  Subadviser: Travelers Investment
                                                                                       Management Company ("TIMCO") and
                                                                                       Dreman Value Management L.L.C.
                                                                                       ("Dreman")

   U.S. Government Securities              Seeks current income, total return and      TAMIC
     Portfolio high credit quality.        The Fund normally invests in
                                           securities issued or guaranteed by
                                           the U.S. Government, its agencies or
                                           instrumentalities.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund        Travelers Investment Adviser Inc.
                                           normally invests in common stocks of        ("TIA")
                                           companies that are likely to benefit        Subadviser:  AIM Capital
                                           from new products, services or              Management Inc.
                                           processes or have experienced
                                           above-average earnings growth.

   MFS Total Return Portfolio              Seeks above average income consistent       TIA
                                           with the prudent employment of              Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.

   Pioneer Strategic Income Portfolio      Seeks high current income. The Fund         TIA
                                           normally invests in debt securities         Subadviser: Pioneer Investment
                                           and has the flexibility to invest in a      Management, Inc.
                                           broad range of issuers and segments of
                                           the debt securities market.

   Salomon Brothers Strategic Total        Seeks total return. The Fund normally       TIA
     Return Bond Portfolio+                invests in a globally diverse
                                           portfolio of fixed-income securities.

   SB Adjustable Rate Income               Seeks high current income and to limit      Smith Barney Fund Management LLC
     Portfolio Smith Barney Class          the degree of fluctuation of its net
                                           asset value resulting from movements
                                           in interest rates.

   Smith Barney Aggressive Growth          Seeks long-term capital appreciation.       SBFM
     Portfolio                             The Fund normally invests in common
                                           stocks of companies that are
                                           experiencing, or are expected to
                                           experience, growth in earnings that
                                           exceeds the average rate earnings
                                           growth of the companies comprising
                                           the S&P 500 Index.

   Smith Barney International All Cap      Seeks total return on assets from           SBFM
     Growth Portfolio+                     growth of capital and income. The Fund
                                           normally invests in equity securities
                                           of foreign companies.

   Smith Barney Large Cap Value            Seeks long-term growth of capital with      SBFM
     Portfolio+                            current income is a secondary
                                           objective. The Fund normally invests
                                           in equities, or similar securities,
                                           of companies with large market
                                           capitalizations.

   Smith Barney Large Capitalization       Seeks long term growth of capital. The      SBFM
     Growth Portfolio                      Fund normally invests in equities, or
                                           similar securities, of companies with
                                           large market capitalizations.

   Strategic Equity Portfolio              Seeks capital appreciation. The Fund        TIA
                                           normally invests in U.S. and foreign        Subadviser: Fidelity Management &
                                           equity securities.                          Research Company ("FMR")

VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares      Seeks capital growth and income. The        Van Kampen Asset Management Inc.
                                           Fund normally invests in common and         ("Van Kampen")
                                           preferred stocks, and convertible
                                           securities, of well established
                                           undervalued companies.

VARIABLE INSURANCE PRODUCTS FUND
   Asset Manager SM Portfolio --           Seeks high total return with reduced        Fidelity Management & Research
     Initial Class                         risk over the long-term. The Fund           Company ("FMR")
                                           normally invests by allocating assets
                                           among stocks, bonds and short-term
                                           instruments.

   Contrafund(R) Portfolio -- Service      Seeks long-term capital appreciation        Fidelity Management & Research
     Class 2                               by investing in common stocks of            Company ("FMR")
                                           companies whose value Fidelity
                                           Management & Research Co. believes is
                                           not fully recognized by the public.

   Equity-Income Portfolio -- Initial      Seeks reasonable income by investing        Fidelity Management & Research
     Class                                 primarily in income producing equity        Company ("FMR")
                                           securities. In choosing these
                                           securities, the fund will also
                                           consider the potential for capital
                                           appreciation. The fund's goal is to
                                           achieve a yield which exceeds the
                                           composite yield on the securities
                                           compromising the S&P 500.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   Growth Portfolio -- Initial Class       Seeks to achieve capital appreciation       Fidelity Management & Research
                                           by investing in common stocks Fidelity      Company ("FMR")
                                           Management & Research Co. believes
                                           have above average growth potential.

   High Income Portfolio -- Initial        Seeks a high level of current income        Fidelity Management & Research
     Class+                                while also considering growth of            Company ("FMR")
                                           capital.

   Mid Cap Portfolio -- Service Class 2    Seeks long-term growth of capital by        Fidelity Management & Research
                                           investing in common stocks of               Company ("FMR")
                                           companies with medium market
                                           capitalizations.

--------------
 +     Closed to new investors.

                                  FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please see Appendix B for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     o the ability for you to make withdrawals and surrenders under the Contracts

     o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     o the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     o    administration of the annuity options available under the Contracts

     o    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     o sales and marketing expenses including commission payments to your sales agent and

     o    other costs of doing business

Risks we assume include:

     o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     o that the amount of the death benefit will be greater than the Contract Value

     o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge (deferred sales charge) of 5% will apply if a Purchase Payment is withdrawn within five years of its payment date. This deferred sales charge is deducted only from Purchase Payments withdrawn, not on growth. For this calculation, the five years is measured from the first day of the month the payment is made.

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first ("first in, first out"). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from:

     (a)  any Purchase Payments to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) after reduction by the amount of (a), then

     (c) any Purchase Payments to which withdrawal charges apply (on a first-in, first-out basis) and, finally

     (d)  from any Contract earnings

Unless we receive instructions to the contrary, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     o    from death proceeds

     o after the first Contract Year, upon election of an annuity payout (based upon life expectancy) or due to minimum distribution requirements

The withdrawal charge will be waived if:

     o    an annuity payout is begun after the first Contract Year

     o an income option of at least five years' duration (without right of withdrawal) is begun after the first Contract year

     o the participant under a group Contract or Annuitant under an individual Contract dies

     o the participant under a group Contract or Annuitant under an individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract

     o the participant under a group Contract, or Annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the Contract Owner or participant, as provided in the plan

     o the participant under a group Contract, or Annuitant under an individual Contract, under an IRA plan reaches age 70 1/2, provided the certificate has been in effect five years or more

     o the participant under a group Contract, or Annuitant under an individual Contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59 1/2, provided the certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those participants under certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or Annuitant retires at normal retirement age (as defined by the Plan), provided the certificate or Contract, as applicable has been in effect one year or more)

     o the participant under a Section 457 deferred compensation plan retires and the certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service ("IRS") rules

     o for group Contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a "public employer" in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract or

     o for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") retires at normal retirement age (as defined by the plan) or terminates employment, provided that the Contract Owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the cash value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to all withdrawals. We reserve the right to not permit the provision on a full surrender.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGE

We deduct a semiannual Contract administrative charge of $15 in June and December of each year for each individual account maintained. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. This charge does not apply after an annuity payout has begun. This charge will not be deducted from amounts held in the Fixed Account.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge equals 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a charge of 5% of the amounts withdrawn for the first five years following the initial Purchase Payment. Starting in year six, the variable liquidity benefit charge is zero. This charge is not assessed during the accumulation phase. (Please refer to "Payment Options" for a description of this benefit.)

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TACTICAL ASSET ALLOCATION SERVICES FEES

In connection with the Tactical Asset Allocation services provided to participants in Accounts TGIS, TSB and TAS, CitiStreet Financial Services LLC ("CFS") receives a fee equal on an annual basis to 1.25% of the current value of the assets subject to the program. We deduct this fee daily from the assets of the Tactical Accounts. CFS also charges a $30 Tactical Asset Allocation application fee.

Participants may discontinue Tactical Asset Allocation services at any time and avoid any subsequent fees for those services by transferring to a non-timed account. (See Tactical Asset Allocation Services.)

CHART ASSET ALLOCATION PROGRAM FEE

If you are a participant in the CHART Program, there is an additional fee. Please see the "CHART Asset Allocation Program" sub-section under the section "Asset Allocation Programs" in this prospectus.

MAPP ASSET ALLOCATION PROGRAM FEE

If you are a participant in the MAPP Program, there is an additional fee. Please see sub-section entitled "Managed Advisory Portfolio ("MAPP") Asset Allocation Program" under the section "Asset Allocation Programs" in this prospectus.

MANAGED SEPARATE ACCOUNTS: MANAGEMENT AND FEES

The investments and administration of each managed Separate Account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at a special meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

The Travelers Investment Management Company ("TIMCO") is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at 100 First Stamford Place, Stamford, Connecticut, and it is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly owned subsidiary of Citigroup Inc., a bank services holding company. TIMCO provides investment management and advisory services to Accounts TAS, TGIS and TSB. The fees are as follows:

                        ACCOUNT                                                ANNUAL MANAGEMENT FEE
---------------------------------------------------------   -------------------------------------------------------------
Account TAS...........................................               0.35% of average daily net assets
Account TGIS..........................................               0.3233% of average daily net assets
Account TSB...........................................               0.3233% of average daily net assets


Travelers Asset Management International Company LLC ("TAMIC") is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One

Cityplace, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. TAMIC provides investment and management and advisory services to Accounts GIS, QB and MM.

                        ACCOUNT                                                ANNUAL MANAGEMENT FEE
---------------------------------------------------------   -------------------------------------------------------------
Account GIS...........................................               0.65% of the first $500,000,000, plus
                                                                     0.55% of the next $500,000,000, plus
                                                                     0.50% of the next $500,000,000, plus
                                                                     0.45% of the next $500,000,000, plus
                                                                     0.40% of amounts over $2,000,000,000
                                                                     (of Account GIS's aggregate net asset value)
Account QB............................................               0.3233% of average daily net assets
Account MM............................................               0.3233% of average daily net assets



TAMIC also supervises the subadvisor of Account GIS, TIMCO. According to the terms of this written subadvisory agreement, TAMIC will pay TIMCO a fee equivalent on an annual basis to the following:

                ANNUAL                                                                     AGGREGATE NET ASSET
           SUBADVISORY FEE                                                                 VALUE OF THE ACCOUNT
---------------------------------------                                          -----------------------------------------
                0.45%                               of the first                          $700,000,000 plus
                0.275%                              of the next                           $300,000,000 plus
                0.25%                               of the next                           $500,000,000 plus
                0.225%                              of the next                           $500,000,000 plus
                0.20%                               of amounts over                       $2,000,000,000


TIMCO also acts as investment adviser or subadviser for:

     o    other investment companies used to fund variable products

     o    individual and pooled pension and profit-sharing accounts

     o    affiliated companies of The Travelers Insurance Company.

TAMIC also acts as investment adviser or subadviser for:

     o    other investment companies used to fund variable products

     o individual and pooled pension and profit-sharing accounts and domestic insurance companies affiliated with The Travelers Insurance Company

     o    nonaffiliated insurance companies.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK market. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN UNDERLYING FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE UNDERLYING FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading activity, we will consider, among other things, the following factors:

     o    the dollar amount you request to transfer;

     o    the number of transfers you made within the previous three months;

     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

     o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

     o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

     o Some of the Underlying Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

     o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

     o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Contract Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Contract Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

The Board of Managers of each Managed Separate Account has adopted policies and procedures with respect to excessive trading and market timing activity. Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of an Underlying Fund because the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                            ASSET ALLOCATION PROGRAMS
--------------------------------------------------------------------------------

GENERAL

Asset allocation is a method of investment diversification that allocates assets among asset classes with the goal of managing investment risk and potentially enhancing returns over the long term. An asset Class refers to a category of investments having similar characteristics, such as stocks/equities, bonds/ fixed income, and cash equivalents. There are often further divisions among wider asset classes, for example, classes representing company size (large cap, mid cap, and small cap), and classes representing foreign and U.S. investments.

Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility over the long term. THERE IS NO ASSURANCE THAT INVESTMENT RETURNS WILL BE BETTER THROUGH PARTICIPATION IN AN ASSET ALLOCATION PROGRAM -- INVESTMENTS MAY STILL LOSE MONEY AND EXPERIENCE VOLATILITY.

THE ASSET ALLOCATION PROGRAM DESCRIBED BELOW IS NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY. THE COMPANY IS NOT REGISTERED AS AN INVESTMENT ADVISER, AND IS NOT OFFERING INVESTMENT ADVICE IN MAKING AVAILABLE THE ASSET ALLOCATION PROGRAM.

TACTICAL ASSET ALLOCATION PROGRAM

Accounts TGIS, TSB and TAS ("Tactical Accounts") are funding options available to individuals who have entered into Tactical Asset Allocation services agreements ("Tactical Asset Allocation agreements") with registered investment advisers who provide Tactical Asset Allocation services ("registered investment advisers"). These agreements allow the registered investment advisers to act on your behalf by transferring all or a portion of your cash value units from one Tactical Account to another. The registered investment advisers can transfer funds only from one Tactical Account to another Tactical Account.

You may transfer account values from any of the Tactical Accounts to any of the other funding options. However, if you are in a Tactical Account, and transfer all current account values and direct all future allocations to a non-timed funding option, the Tactical Asset Allocation agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on your behalf. Partial withdrawals from the Tactical Accounts do not affect the Tactical Asset Allocation agreements.

CFS, a registered investment adviser and an affiliate of the Company, provides Tactical Asset Allocation services for a fee. The fee equals 1.25% annually of the current value of the assets subject to the program. CFS also charges a $30 program application fee. If you terminate your Tactical Asset Allocation agreement and decide to reenter an agreement, the Tactical Asset Allocation fees will be reassessed, and a new $30 application fee will be charged by CFS.

We deduct the Tactical Asset Allocation fee from the assets of the Tactical Accounts. Although the Tactical Asset Allocation agreements are between you and CFS, we are solely responsible for payment of the fee to CFS. On each Valuation Date, we deduct the amount necessary to pay the fee from each Tactical Account and, in turn, pay that amount to CFS. This is the only payment method available to those who enter into Tactical Asset Allocation agreements. Individuals in the Tactical Accounts may use unaffiliated market timing investment advisers with our approval and if such advisers agree to an arrangement substantially identical to the asset charge payment method.

Because the Tactical Asset Allocation services are provided according to individual agreements between you and the registered investment advisers, the Boards of Managers of the Tactical Accounts do not exercise any supervisory or oversight role for services or the related fees.

Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See Federal Tax Considerations.)

If you invest in the Tactical Accounts without a Tactical Asset Allocation agreement, you may bear a higher proportion of the expenses associated with Separate Account portfolio turnover. In addition, those who allocate amounts to these accounts without a Tactical Asset Allocation agreement will still have the Tactical Asset Allocation fees deducted on a daily basis. We intend to identify any such individuals and restore to their accounts, no less frequently than monthly, an amount equal to the deductions for the Tactical Asset Allocation fees. However, this restored amount will not reflect any investment experience of the fees deducted.

If you participate in a Tactical Asset Allocation agreement, you may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers who provide Tactical Asset Allocation services; and (4) higher account expenses for depleting and, then starting up the account. Actions by the registered investment advisers, who provide Tactical Asset Allocation services, may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if more than one Tactical Asset Allocation strategy uses a Tactical Account, those who invest in the Tactical Account when others are transferred into or out of that account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Tactical Account is under one Tactical Asset Allocation strategy, and those funds are transferred into or out of that Account, those constituting the other 10% of the Tactical Account may bear a higher portion of the expense for the transfer.

CHART ASSET ALLOCATION PROGRAM

An affiliate of the Company, CitiStreet Financial Services LLC ("CFS"), offers an asset allocation program to participants of qualified retirement plans who own the Contract individually or are participants in a group Contract owned by the plan (collectively, "participants"). The program, called "CHART", is available for an additional asset-based fee that is payable by the participant to CFS for offering the program. When a participant elects the program ("program participant"), he or she must enter into an investment advisory agreement with CFS. CFS has a fiduciary obligation with respect to program participants. CFS may not offer the program to all purchasers of the Contract.

Affiliates of CFS, CitiStreet Associates LLC, a licensed insurance agency, and CitiStreet Equities LLC, a broker-dealer, may receive compensation payable by the Company for selling the Contract to your plan and for additional contributions made by plan participants. CFS, CitiStreet Associates LLC, and CitiStreet Equities LLC are subsidiaries of CitiStreet LLC, a joint venture of State Street Bank and Trust Company and indirect subsidiaries of Citigroup, Inc., including a portion that is ultimately owned by the Company.

THE FOLLOWING IS A GENERAL DESCRIPTION OF THE CHART PROGRAM - A COMPLETE DESCRIPTION IS AVAILABLE IN THE DISCLOSURE STATEMENT FOR THE PROGRAM. NOTE:
THERE ARE LIMITATIONS ON THE INVESTMENT ADVISORY ACTIVITIES THAT CFS'S REPRESENTATIVES CAN PERFORM FOR PROGRAM PARTICIPANTS. PLEASE REFER TO THE DISCLOSURE STATEMENT AND OTHER DOCUMENTS THAT CFS IS REQUIRED TO PROVIDE TO YOU.

Participants who enter into an investment advisory agreement with CFS to participate in the program are authorizing CFS to allocate their Contract Value according to asset allocation models developed in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. When electing the program, a program participant must complete a questionnaire designed to evaluate his or her risk tolerance and investment time horizon. Based on the results of the questionnaire, participants are matched to an investor profile. Each investor profile establishes allocation percentages among four "program funds", each of which is a Variable Funding Option offered under the Contract. Currently, the program funds are CitiStreet International Stock Fund, CitiStreet Small Company Stock Fund, CitiStreet Large Company Stock Fund and CitiStreet Diversified Bond Fund. Each of the program funds is advised by CitiStreet Funds Management LLC, an affiliate of CFS.

Periodically, CFS reviews its investment model and each investor profile, and may make changes to the allocation percentages between the asset classes of the investor profiles, may change the number of asset classes, or may change the program funds. If, as a result of such review, a change is made to an investor profile, CFS will notify program participants in advance of the change, and the participant will have the opportunity to reject the change.

At any time, a program participant can request a change to his or her investor profile or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. CFS representatives will make reasonable efforts to contact program participants at least annually to discuss any adjustments to the models and to determine whether the participant's investment objectives have changed. In addition, program participants will receive a quarterly performance report from the Company that provides information about the Variable Funding Options.

Program participants who elect to participate in CHART are required to only allocate their Contract Value amongst the program funds. A program participant can elect to have his or her Contract Value "rebalanced" on a monthly, quarterly, semi-annual, or annual basis, to maintain the asset allocation percentages originally selected according to the model portfolio or a customized portfolio.

PROGRAM FEES - DEDUCTIONS FROM CONTRACT VALUE

CFS charges an annual asset-based fee to participate in the program as a percentage of the participant's Contract Value, as described in the table below.

                               MAXIMUM ANNUAL FEE FOR
      CONTRACT VALUE               CHART PROGRAM
---------------------------   -------------------------
       $0 - $25,000                    1.25%
    $25,001 - $50,000                  1.15%
    $50,001 - $75,000                  1.05%
    $75,001 - $100,000                 0.95%
   $100,001 - $150,000                 0.80%
   $150,001 - $250,000                 0.60%
   $250,001 - $400,000                 0.40%
   $400,001 - $600,000                 0.30%
     $600,001 or more                  0.80%

Please refer to the disclosure statement for the program for a detailed description of how and when the annual program fee is calculated and when it is deducted.

The annual fee to participate in the program is in addition to any Contract fees and charges. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender. Partial surrenders made to pay program fees will reduce the participant's Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals. PLEASE CONSULT WITH YOUR INVESTMENT PROFESSIONAL TO DISCUSS THE PROGRAM.

MANAGED ADVISORY PORTFOLIO PROGRAM ("MAPP") ASSET ALLOCATION PROGRAM

An affiliate of the Company, Tower Square Securities Inc. ("Tower Square"), offers an asset allocation program to participants of qualified retirement plans who own the Contract individually or are participants in a group Contract owned by the plan (collectively, "participants"). The program, called Managed Advisory Portfolio Program (the "program"), is available for an additional asset-based fee that is payable by the participant to Tower Square for offering the program. These payments are in addition to any compensation payable by the Company to Tower Square for selling the Contract. When a participant elects the program ("program participant"), he or she must enter into an investment advisory agreement with Tower Square. Tower Square has a fiduciary obligation with respect to program participants. Tower Square may not offer the program to all purchasers of the Contract.

THE FOLLOWING IS A GENERAL DESCRIPTION OF THE MANAGED ADVISORY PORTFOLIO PROGRAM -- A COMPLETE DESCRIPTION IS AVAILABLE IN THE DISCLOSURE STATEMENT FOR THE PROGRAM. NOTE: THERE ARE LIMITATIONS ON THE INVESTMENT ADVISORY ACTIVITIES THAT TOWER SQUARE'S REPRESENTATIVES CAN PERFORM FOR PROGRAM PARTICIPANTS. PLEASE REFER TO THE DISCLOSURE STATEMENT AND OTHER DOCUMENTS THAT TOWER SQUARE IS REQUIRED TO PROVIDE TO YOU.

Except as described below, a program participant must allocate his or her Contract Value according to one of six model portfolios developed by Standard & Poor's Investment Advisory Services LLC ("Standard & Poor's"), an investment adviser that Tower Square engaged to create the program. When electing the program, a program participant must complete a standardized questionnaire. Based on the results of the questionnaire, one of the six model portfolios is matched to the program participant based on his or her risk tolerance and investment time horizon. The program participant selects from the six model portfolios, and may select a model portfolio that is different than the recommended model portfolio.

Each model portfolio has different allocation percentages within each asset class, and is intended for a specific type of investor, from highly aggressive to very conservative. Each model portfolio identifies one or more Variable Funding Options offered under the Contract that correspond to each asset Class within the model portfolio. A program participant will have his or her Contract Value allocated among the Variable Funding Options according to the applicable asset Class weightings within the model portfolio elected. A program participant may also choose to create his or her own portfolio by changing the allocation percentages within an asset Class or by electing different Variable Funding Options than those that are recommended in a model portfolio ("customized portfolio"). Tower Square's representatives cannot provide investment advice related to the creation of a customized portfolio. Furthermore, a program participant who chooses to create a customized portfolio will not receive a periodic review and changes to his or her portfolio as would be provided by Standard & Poor's for the model portfolios, as described below.

At least annually, Standard & Poor's reviews the model portfolios and may make appropriate changes to the allocation percentages within the asset classes of the model portfolios and the recommended Variable Funding Options. If, as a result of such review, a change is made to a model portfolio, Tower Square will notify program participants in advance of the change, and the participant will have the opportunity to reject the change. Standard & Poor's will not periodically review customized portfolios chosen by program participants; however, those participants will receive written materials from Tower Square about the changes being made to the model portfolios, and will be eligible to elect a model portfolio at any time.

At any time, a program participant can request a change to his or her model portfolio or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. Tower Square representatives will make reasonable efforts to contact program participants at least annually to discuss any adjustments to the models and to determine whether the participant's investment objectives have changed. In addition, program participants will receive a quarterly performance report from the Company that provides information about the Variable Funding Options.

A program participant can elect to have his or her Contract Value "rebalanced" on a monthly, quarterly, semi-annual, or annual basis, to maintain the asset allocation percentages originally selected according to the model portfolio or a customized portfolio.

A program participant who chooses a model portfolio must allocate 100% of his or her Contract Value to the Variable Funding Options under the model portfolio they have chosen. A program participant who chooses to create a customized portfolio may select any Variable Funding Options offered under the Contract, and may also utilize the Fixed Account under the Contract (if available).

PROGRAM FEES -- DEDUCTIONS FROM CONTRACT VALUE

Tower Square charges an annual asset-based fee to participate in the program as a percentage of the participant's Contract Value, as described in the table below.


                                                 MAXIMUM ANNUAL FEE FOR
 CONTRACT VALUE EQUAL TO                          MANAGED ADVISORY
     OR GREATER THAN         BUT LESS THAN        PORTFOLIO PROGRAM
--------------------------- -----------------  ------------------------
            $0                  $25,000                 0.80%
         $25,000                $50,000                 0.65%
         $50,000                $75,000                 0.50%
         $75,000                $100,000                0.35%
        $100,000+                                       0.20%

The annual fee to participate in the program is in addition to any Contract fees and charges. Tower Square will charge the same annual fee whether a participant elects a model portfolio or creates a customized portfolio. Alternative fees may be negotiated by the qualified retirement plan and applied to all participants who elect the program. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender. Partial surrenders made to pay program fees will reduce the participant's Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals. PLEASE CONSULT WITH YOUR INVESTMENT PROFESSIONAL TO DISCUSS THE PROGRAM.

THE COMPANY IS NOT THE SPONSOR OF THE ASSET ALLOCATION PROGRAM DESCRIBED ABOVE. HOWEVER, THE COMPANY HAS AGREED TO FACILITATE ADMINISTRATION AND THE COLLECTION AND PAYMENT OF INVESTMENT ADVISORY FEES PAYABLE TO TOWER SQUARE UNDER THE TERMS OF THE ADVISORY AGREEMENT THAT IT ENTERS INTO WITH PARTICIPANTS. TOWER SQUARE, FROM ITS OWN GENERAL REVENUES, PAYS THE COMPANY 0.05% PER YEAR OF ASSETS IN THE PROGRAM FOR FACILITATING THE PROCESSING OF THE QUARTERLY FEES.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Under a group Contract, before a participant's Maturity Date, we will pay all or any portion of that participant's Cash Surrender Value, that is, the cash value less any withdrawal charge and any premium tax not previously deducted, to the owner or participant, as provided in the plan. A group Contract Owner's account may be surrendered for cash without the consent of any participant, as provided in the plan.

Under an individual Contract, the Contract Owner may redeem all or any portion of the Cash Surrender Value any time before the Maturity Date. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which amounts are to be withdrawn, the withdrawal will be made on a pro rata basis. The Cash Surrender Value will be determined as of the business day after we receive the surrender request at our Home Office. The cash value may be more or less than the Purchase Payments made. Withdrawals during the annuity period are not allowed.

We may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

For those participating in the Texas Optional Retirement Program, withdrawals may only be made upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect this option, you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

JOINT OWNER. For non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

DEATH PROCEEDS BEFORE THE MATURITY DATE

The following death benefit applies to all Contracts that include a death benefit. We calculate the death benefit amount as of the date our Home Office receives proof of death. All amounts will be reduced by any outstanding loans, prior withdrawals and any premium taxes due.

                    INDIVIDUAL CONTRACT                                                GROUP CONTRACT
-------------------------------------------------------------     ----------------------------------------------------------
IF ANNUITANT DIES ON OR AFTER AGE 75, AND BEFORE THE              IF PARTICIPANT DIES ON OR AFTER AGE 75, AND BEFORE THE
MATURITY DATE:                                                    MATURITY DATE:

Amount paid: the cash value of the Contract                       Amount paid: the participant's interest under the
                                                                  Contract

                    INDIVIDUAL CONTRACT                                                GROUP CONTRACT
-------------------------------------------------------------     ----------------------------------------------------------
IF ANNUITANT DIES BEFORE AGE 75, AND BEFORE THE MATURITY          IF PARTICIPANT DIES BEFORE AGE 75, AND BEFORE THE
DATE:                                                             MATURITY DATE:

Amount paid: the greater of (1),(2) or (3) below:                 Amount paid: the greatest of (1), (2) or (3) below:

(1) the cash value                                                (1) the participant's interest

(2) total Purchase Payments                                       (2) the total Purchase Payments made on behalf of the
                                                                  participant
(3) the cash value on the most recent 5(th) multiple
Contract year anniversary (i.e., 5(th), 10(th), 15(th),           (3) the participant's interest on the most recent 5(th)
etc.) less any withdrawals made since that anniversary            multiple Certificate year anniversary (i.e., 5(th),
before we receive Due Proof of Death.                             10(th), 15(th), etc.) less any withdrawals made since
                                                                  that anniversary before we receive Due Proof of Death.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS
-------------------------------- -- ------------------------ -- ------------------------------------- -- ------------------- --
BEFORE THE MATURITY DATE, UPON       THE COMPANY WILL PAY                                                 MANDATORY PAYOUT
       THE DEATH OF THE                THE PROCEEDS TO:         UNLESS. . .                                 RULES APPLY*
-------------------------------- -- ------------------------ -- ------------------------------------- -- ------------------- --
OWNER (WHO IS NOT THE               The beneficiary (ies),      Unless the beneficiary elects to         Yes
ANNUITANT)                          or if none, to the          continue the Contract rather than
                                    Contract Owner's            receive the distribution.
                                    estate.
-------------------------------- -- ------------------------ -- ------------------------------------- -- ------------------- --
OWNER (WHO IS THE ANNUITANT)        The beneficiary (ies),      Unless the beneficiary elects to         Yes
                                    or if none, to the          continue the Contract rather than
                                    Contract Owner's            receive the distribution.
                                    estate.
-------------------------------- -- ------------------------ -- ------------------------------------- -- ------------------- --
ANNUITANT (WHO IS NOT THE           The beneficiary (ies),      Unless the beneficiary elects to         Yes
CONTRACT OWNER)                     or if none, to the          continue the Contract rather than
                                    Contract Owner.             receive the distribution.
-------------------------------- -- ------------------------ -- ------------------------------------- -- ------------------- --
ANNUITANT (WHO IS THE CONTRACT      See death of "owner                                                  Yes
OWNER)                              who is the Annuitant"
                                    above.
-------------------------------- -- ------------------------ -- ------------------------------------- -- ------------------- --
ANNUITANT (WHERE OWNER IS A         The beneficiary (ies)                                                Yes (Death of
NONNATURAL ENTITY/TRUST)            (e.g. the trust) or if                                               Annuitant is
                                    none, to the owner.                                                  treated as death
                                                                                                         of the owner in
                                                                                                         these
                                                                                                         circumstances.)
-------------------------------- -- ------------------------ -- ------------------------------------- -- ------------------- --
BENEFICIARY                         No death proceeds are                                                N/A
                                    payable; Contract
                                    continues.
-------------------------------- -- ------------------------ -- ------------------------------------- -- ------------------- --
CONTINGENT BENEFICIARY              No death proceeds are                                                N/A
                                    payable; Contract
                                    continues.
-------------------------------- -- ------------------------ -- ------------------------------------- -- ------------------- --

                               QUALIFIED CONTRACTS
-------------------------------- -- ------------------------- -- ------------------------------------ -- ------------------- --
BEFORE THE MATURITY DATE, UPON       THE COMPANY WILL PAY                                                 MANDATORY PAYOUT
       THE DEATH OF THE                THE PROCEEDS TO:         UNLESS. . .                                 RULES APPLY*
-------------------------------- -- ------------------------ -- ------------------------------------- -- ------------------- --
OWNER/ANNUITANT                     The beneficiary(ies),        Unless the beneficiary elects to        Yes
                                    or if none, to the           continue the Contract rather than
                                    Contract Owner's estate.     receive the distribution.
-------------------------------- -- ------------------------- -- ------------------------------------ -- ------------------- --
BENEFICIARY                         No death proceeds are                                                N/A
                                    payable; Contract
                                    continues.
-------------------------------- -- ------------------------- -- ------------------------------------ -- ------------------- --
CONTINGENT BENEFICIARY              No death proceeds are                                                N/A
                                    payable; Contract
                                    continues.
-------------------------------- -- ------------------------- -- ------------------------------------ -- ------------------- --

-------------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump-sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the time we receive Due Proof of Death ("Death Report Date"). The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     o    transfer ownership

     o    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     o through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

     o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due

Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options (annuity or income options) or elect a lump-sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are a series of periodic payments for a fixed period or a fixed amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70th birthday for Qualified Contracts and the Annuitant's 75th birthday for non-qualified Contracts or ten years after the effective date of the Contract, if later. (For Contracts issued in Florida and New York, the Maturity Date you elect may not be later than the Annuitant's 90th birthday.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your cash value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender

Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.5%. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3.5%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3.5%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3.5%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once annuity or income payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 5 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See Annuity Options.)

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $20, we reserve the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner/participant.

ANNUITY OPTIONS

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, there is no assurance of a minimum number of payments, nor is there a provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as selected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

Option 3 -- Unit Refund Life Annuity. The Company will make Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the Annuity Unit value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

Option 4 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. There is no assurance of a minimum number of payments, nor is there a provision for a death benefit upon the survivor's death.

Option 5 -- Joint and Last Survivor Life Annuity -- Annuity Reduces on Death of Primary Payee. The Company will make Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments that would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

Income payments are periodic payments made by the Company that are not based on the life of any person.

The Cash Surrender Value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the Cash Surrender Value during the accumulation phase, including the deduction for mortality and expense risks.

While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining Cash Surrender Value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Surrender Value applied under this option divided by the number of remaining payments.

Option 3 -- Investment Income. We will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Surrender Value under this option over the amount applied under this option. No payment will be made if the Cash Surrender Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. (See Federal Tax Considerations.) This option will generally be inappropriate under federal tax law for periods that exceed the participant's attainment of age 70 1/2.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the income option "Payments for a Fixed
Period."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the Contract Specifications page multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

Generally, there is no right to return for group Contracts/certificates, including Contracts issued under the Texas Optional Retirement Program.

We will determine the cash value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION OF INDIVIDUAL CONTRACT

We reserve the right to terminate the Contract on any business day if the cash value as of that date is less than $500 and no Purchase Payments have been made for at least three years. Termination will not occur until 31 days after we have mailed notice of termination to the Contract Owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash value less any applicable premium tax, and less any applicable administrative charge.

TERMINATION OF GROUP CONTRACT OR ACCOUNT

TERMINATION BY OWNER -- If an owner or a participant terminates an account, in whole or in part, while the Contract remains in effect, and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, we will pay or transfer the Cash Surrender Value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated, and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant's interest either as instructed by the owner or the participant, or under one of the options described under Options in the Event of Termination of a Participant.

TERMINATION BY PARTICIPANT -- If a participant terminates an individual account, in whole or in part, while the Contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant or transferred to any other funding vehicle, we will pay or transfer the Cash Surrender Value of the terminated account.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT -- If the cash value in a participant's individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, we reserve the right to terminate that account, and to move the cash value of that participant's individual account to the owner's account.

If the plan does not allow for this movement to the owner's account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

     o    there is no cash value in any participant's individual account and

     o    the cash value of the owner's account, if any, is less than $500 and

     o    the premium has not been paid for at least three years

If this Contract is terminated, the cash value of the owner's account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after we have mailed notice of termination to the group Contract Owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

OPTIONS IN THE EVENT OF TERMINATION OF A PARTICIPANT -- In the event that, before a participant's Maturity Date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant's interest may elect:

     o if that participant is at least 50 years of age, to have that participant's interest applied to provide an annuity option or an income option.

     o if the Contract is continued, to have that participant's interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the Maturity Date).

     o to have the owner or that participant, as provided in the plan, receive that participant's interest in cash.

     o if that participant becomes a participant under another group Contract of this same type that is in effect with us, to transfer that participant's interest to that group Contract.

     o    to make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan will be moved to the owner's account.

AUTOMATIC BENEFIT -- In the event of termination, unless otherwise provided in the Plan, a participant's interest will continue as a paid-up deferred annuity in accordance with option 2 above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the owner or to that participant, as provided in the plan.

ANNUITY PAYMENTS -- Termination of this Contract or the plan will not affect payments being made under any annuity option, which began before the date of termination.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

Under a group Contract, the owner may, as provided for in the plan, distribute the cash value from the owner's account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner's account without a charge.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

CHANGE OF CONTRACT

For group Contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the Contract Date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the Contract Date, the Company reserves the right to change the termination amount (see Termination of Contract or Account), the amount of certain charges and deductions, the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners' accounts and individual accounts under the Contract, to only the owners' accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

ASSIGNMENT

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                                OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANY

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity contract described in this prospectus:

     o    The Travelers Insurance Company ("TIC")

     o    The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The

Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.


The transaction will not affect the terms or conditions of your variable annuity, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity contract owners.

FINANCIAL STATEMENTS

The financial statements for the insurance company and for the Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Travelers Insurance Company and The Travelers Life and Annuity Company (together the "Company") have appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). TDLLC does not retain any fees under the Contracts; however, TDLLC may receive 12b-1 fees from the Underlying Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives). We may periodically establish compensation specials whereby we pay a higher amount for sales of the Contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any compensation specials.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under your Contract. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Underlying Funds for providing administrative, marketing and other support and services to the Underlying Funds. If your Contract assesses a Contingent Deferred Sales Charge, proceeds from this charge may be used to reimburse the Company for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and TDLLC have entered into preferred distribution arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), CitiStreet Equities LLC, Piper Jaffray & Co. and Tower Square Securities, Inc.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE OF VARIABLE ANNUITIES BY AFFILIATES OF THE COMPANY. The Company and TDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company. Because of the affiliation, these broker-dealer firms and their registered representatives may favor the Company's products.

TOWER SQUARE SECURITIES. The Company and TDLLC have entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Contract to customers. In addition to compensation described above, Tower Square representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company, such as retirement and other benefit plans for agents and the ability to purchase Citigroup common stock at a discount. Sales of the Contracts may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation. In addition to the compensation described above, Tower Square receives compensation for meeting certain gross sales goals and net sales goals (sales less redemptions) which may cause Tower Square or its representatives to favor the Company's products.

CITISTREET EQUITIES LLC/CITISTREET ASSOCIATES LLC. The Company and TDLLC have entered into a selling agreement with CitiStreet Equities LLC. CitiStreet Equities LLC and its affiliate, CitiStreet Associates LLC, are part of a joint venture between Citigroup Inc., the Company's ultimate parent, and State Street Corporation. Registered representatives of CitiStreet Equities LLC, who are properly licensed and appointed, may offer the Contract to customers. In addition to compensation described above, CitiStreet Equities LLC receives compensation for the hiring and training of sales representatives and for meeting certain gross sales goals and net sales goals (sales less redemptions) which may cause CitiStreet Equities LLC or its representatives to favor the Company's products. The Company has also entered into an agreement with CitiStreet Associates LLC whereby the Company pays CitiStreet Associates LLC fees in connection with CitiStreet Associates' provision of certain administrative, recordkeeping, marketing and support services in relation to annuity contracts sold by CitiStreet Equities LLC in connection with Section 401(a), 401(k), 403(b), 457(b) and 408(b) plans. Any compensation payable to CitiStreet Associates LLC or CitiStreet Equities LLC will be made by TDLLC or the Company out of its own assets and will not result in any additional direct charge to you.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

FUND U. In accordance with our view of present applicable law, we will vote shares of the Underlying Funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the Underlying Funds in our own right, we may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.

ACCOUNTS GIS, QB, MM, TGIS, TSB AND TAS. Contract Owners participating in Accounts GIS, QB, MM, TGIS, TSB or TAS will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners' approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each Contract Owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

Votes for which participants under a group Contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNTS

Two different types of Separate Accounts are available to fund the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act. Fund U's assets are invested exclusively in the shares of the Underlying Funds.

The second type of Separate Account available under the Contract, the "managed Separate Accounts," (Accounts GIS, QB, MM, TGIS, TSB and TAS) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed Separate Accounts are invested directly in securities such as stocks, bonds or money market instruments that are compatible with the stated investment policies of each Separate Account. Each of the Separate Accounts available in connection with the Contract has different investment objectives and fundamental investment policies.

The Separate Accounts were established on the following dates: Fund U -- May 16, 1983; Account GIS -- September 22, 1967; Account QB -- July 29, 1974; Account MM -- December 29, 1981; Accounts TGIS and TSB -- October 30, 1986; and Account TAS -- January 2, 1987.

We hold the assets for the exclusive benefit of the owners of the Separate Accounts, according to the laws of the State of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Accounts, are in accordance with the Contracts, credited to or charged against the Separate Accounts without regard to other income, gains or losses of the Company. The assets held by the Separate Accounts are not chargeable with liabilities arising out of any other business that we may conduct. The obligations arising under the variable annuity Contracts are obligations of the Company.

For each managed Separate Account, neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value.

Shares of the Variable Funding Options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple

403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                            MANAGED SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

As described earlier in this prospectus, there are various funding options available to you under your Universal Annuity Contract. You may select from several Variable Funding Options, which are described in detail in separate prospectuses. In addition, you may choose to invest in one or more of the managed Separate Accounts (the "Accounts") also offered through your Contract. Detailed information regarding these Accounts such as investment objectives, investment techniques, risk factors and management of the Accounts, is provided below. Not all funding options or Accounts may be available to you. Please refer to your Contract. There can be no assurance that the Accounts' investment objectives will be achieved.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT ADVISER:  TAMIC

SUBADVISER: TIMCO

PORTFOLIO MANAGERS:        Daniel Willey and Louis Scott

TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers.

Mr. Daniel Willey is President of TIMCO and as part of his responsibilities in this role he oversees the general strategy and direction of portfolios managed by TIMCO, including reviewing each portfolio manager's daily trades. Mr. Willey has been with TIMCO for 10 years and has 25 years of investment management experience.

Mr. Scott joined TIMCO in 1999 and has 16 years of investment management industry experience. As Portfolio Manager for the Account and TIMCO quantitative equity strategies, he focuses primarily on the systematic implementation of model-based strategies and contributes to enhancements in existing stock selection models.

Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Account is contained in the SAI.

INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.

KEY INVESTMENTS:  Common stock of large U.S. companies.

SELECTION PROCESS: The Account normally invests at least 80% of its assets in equity securities ("80% investment policy"). Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

     o fixed-income securities such as bonds and notes, including U.S. Government securities

     o    exchange-traded stock index futures

     o    covered call options, put options

     o    foreign securities

For a complete list of all investments available to Account GIS, please refer to the Investments at a Glance table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investments of Account GIS, please refer to the Investments, Practices and Risks section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes

     3. purchase interests in real estate represented by securities for which there is an established market

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer)

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures Contracts and

     7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933)

                       THE TRAVELERS QUALITY BOND ACCOUNT
                       FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT ADVISER:  TAMIC

PORTFOLIO MANAGER:  Gene Collins and Kurt Lin

Since January 2004, the Travelers Quality Bond Account for Variable Annuities has been managed by Gene Collins and Kurt Lin.

Mr. Collins is a Senior Vice President of TAMIC. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities. Mr. Lin is a Vice President of TAMIC and is responsible for managing US investment grade portfolios and structured products. He also trades corporate bonds, derivatives and currencies. Prior to joining TAMIC in 1997, Mr. Lin was the senior derivatives trader at Smith Barney.

Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Account is contained in the SAI.

INVESTMENT OBJECTIVE: Current income, moderate capital volatility and total return.

KEY INVESTMENTS:  Investment grade debt securities and money market instruments.

SELECTION PROCESS: The Account normally invests at least 80% of its assets in investment-grade bonds and debt securities ("80% investment policy"). Investment-grade bonds are those rated within the four highest categories by Standard & Poor's Ratings Group, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization, or if, unrated, determined to be of comparable quality by the adviser. The adviser expects that the Fund's investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account's total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

     o    treasury bills

     o    repurchase agreements

     o    commercial paper

     o    certificates of deposit

     o    banker's acceptances

     o    bonds, notes, debentures

     o    convertible securities

     o    when-issued securities

     o    interest rate future Contracts

Commercial paper rated in the top category by a nationally recognized statistical rating organization is included in the Account's 80% investment policy.

For a complete list of all investments available to Account QB, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investments of Account QB, please refer to the Investments, Practices and Risks section of this prospectus.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

     1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit)

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes

     3. purchase interests in real estate represented by securities for which there is an established market

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer) and

     6. make purchases on margin in the form of short-term credits that are necessary for the clearance of transactions, and place up to 5% of its net asset value in total margin deposits for positions in futures Contracts

                       THE TRAVELERS MONEY MARKET ACCOUNT
                       FOR VARIABLE ANNUITIES (ACCOUNT MM)

INVESTMENT ADVISER:  TAMIC

PORTFOLIO MANAGERS:  Emil J. Molinaro, Jr. and Michele Mirabella

Emil J. Molinaro, Jr. and Michele Mirabella are Account MM's portfolio managers. Mr. Molinaro has been the Account's portfolio manager since March 1995. He is currently a Senior Vice President of both TAMIC and Citigroup Global Investments. For the past eight years he has managed short-term investment portfolios backing various insurance company products and the Travelers Life & Annuity money market pool. Ms. Mirabella has been involved in the management of the Fund since April 2001. She is a Vice President of both TAMIC and Citigroup Global Investments. She is a Chartered Financial Analyst and has been employed in the investment management areas of Citigroup since June 1990.

Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Account is contained in the SAI.

INVESTMENT OBJECTIVE: Preservation of capital, a high degree of liquidity and high current income.

KEY INVESTMENTS:  Money market instruments.

SELECTION PROCESS: The Account is a "money market" Account that invests in high quality U.S. dollar denominated money market instruments. High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions). The Account's manager selects from the following or other similar investments, as described in the Investments at a Glance table at the end of this section and in the SAI.

COMMERCIAL PAPER AND                      Commercial paper is short-term unsecured promissory notes issued by
SHORT-TERM CORPORATE DEBT                 corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months. Short-term corporate debt that the Fund may purchase includes notes and bonds issued by corporations to finance longer-term credit needs. These debt securities are issued with maturities of more than 9 months. The Account may purchase short-term corporate debt with a remaining maturity of 397 days or less at the time of purchase.

U.S. GOVERNMENT MONEY MARKET SECURITIES   These are short-term debt instruments issued or guaranteed by the U.S.
                                          Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all
                                          U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency's right to borrow from the U.S. Treasury under certain circumstances. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

CREDIT AND LIQUIDITY                      Enhancements include letters of credit, guarantees, puts and demand features,
ENHANCEMENTS                              and insurance provided by domestic or foreign entities such as banks and other financial institutions. Credit and liquidity enhancements are designed to enhance the credit quality of an instrument to eligible security status. However, they expose the Account to the credit risk of the entity providing the credit or liquidity enhancement. Changes in the credit quality of the provider could affect the value of the security and the Fund's share price.

PUT FEATURES                              Entitle the holder to put or sell a security back to the issuer or another party who issued the put. Demand features, standby commitments, and tender options are types of put features. In exchange for getting the put, the
                                          Account may accept a lower rate of interest. The Account evaluates the credit quality of the put provider as well as the issuer, if a different party. The put provider's creditworthiness affects the credit quality of the investment.

VARIABLE AND FLOATING RATE                Have interest rates that adjust periodically, which may be either at specific
SECURITIES                                intervals or whenever an external benchmark rate changes. Interest-rate adjustments are designed to help maintain a stable price for the security.

REPURCHASE                                AGREEMENTS These agreements permit the Account to buy a security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

PRINCIPAL RISK FACTORS

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account's short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account's securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account's investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

Account investments may be unprofitable in a time of sustained high inflation. In addition, the Account's investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward, than investments in comparable domestic obligations.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account MM permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction

     2. invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM's assets (including the amount borrowed) and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM's assets.

                    TACTICAL GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TGIS)

INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGERS:  Daniel Willey and Louis Scott

TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers.

Mr. Daniel Willey is President of TIMCO and as part of his responsibilities in this role he oversees the general strategy and direction of portfolios managed by TIMCO, including reviewing each portfolio manager's daily trades. Mr. Willey has been with TIMCO for 10 years and has 25 years of investment management experience.

Mr. Scott joined TIMCO in 1999 and has 16 years of investment management industry experience. As Portfolio Manager for the Account and TIMCO quantitative equity strategies, he focuses primarily on the systematic implementation of model-based strategies and contributes to enhancements in existing stock selection models.

Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Account is contained in the SAI.

INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.

KEY INVESTMENTS:  Common stock of large U.S. companies.

SELECTION PROCESS: The Account normally invests at least 80% of its assets in equity securities ("80% investment policy"). Account TGIS invests primarily in stocks of large U.S. companies representing a wide range of industries, while maintaining a highly marketable portfolio in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account TGIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account TGIS will also use exchange-traded financial futures Contracts to facilitate market-timed moves, and as a hedge to protect against changes in stock prices or interest rates. Account TGIS, to a lesser extent, may invest in other securities. These additional investments include, but are not limited to, the following:

     o fixed-income securities such as bonds and notes including U.S. Government securities

     o    covered call options, put options

     o    foreign securities

For a complete list of all investments available to Account TGIS, please refer to the Investments at a Glance table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account TGIS is most subject to equities risk and market-timing risk. For a complete discussion of these and other risks carried by the investments of Account TGIS, please refer to the Investments, Practices and Risks section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TGIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TGIS are the same as Account GIS. (See Account GIS --Fundamental Investment Policies.)

                        TACTICAL SHORT-TERM BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TSB)

INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGERS:  Daniel Willey, Emil Molinaro, Jr. and Michele Mirabella

Mr. Daniel Willey is President of TIMCO and as part of his responsibilities in this role he oversees the general strategy and direction of portfolios managed by TIMCO, including reviewing each portfolio manager's daily trades. Mr. Willey has been with TIMCO for 10 years and has 25 years of investment management experience.

Mr. Molinaro has been a portfolio manager with the Account since March 1995. He is currently a Senior Vice President of both TAMIC and Citigroup Global Investments. For the past eight years he has managed short-term investment portfolios backing various insurance company products and the Travelers Life & Annuity money market pool.

Ms. Mirabella has been involved in the management of the Account since April 2001. She is a Vice President of both TAMIC and Citigroup Global Investments. She is a Chartered Financial Analyst and has been employed in the investment management areas of Citigroup since June 1990.

Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Account is contained in the SAI.

INVESTMENT OBJECTIVE: High current income with limited price volatility while maintaining a high degree of liquidity.

KEY INVESTMENTS:  High quality fixed-income securities.

SELECTION PROCESS: The Account normally invests at least 80% of its assets in high quality U.S. dollar denominated instruments ("80% investment policy"). High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. The weighted average maturity of the portfolio is not expected to exceed 9 months. The Account's manager selects from the following or other similar investments, as described in the Investments at a Glance table at the end of this section and in the SAI.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days prior to changing its 80% investment policy.

COMMERCIAL PAPER AND                      Commercial paper is short-term unsecured promissory notes issued by
SHORT-TERM CORPORATE DEBT                 corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months. Short-term corporate debt that the Fund may purchase includes notes and bonds rated at least AA with final maturities of 18 months or less at time of purchase.

U.S. GOVERNMENT SECURITIES                These are short-term debt instruments  issued or guaranteed by the U.S.
                                          Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all
                                          U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency's right to borrow from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

REPURCHASE AGREEMENTS                     Permit the Account to buy a security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the
                                          Account could result if the other party to the agreement defaults or becomes insolvent.

PRINCIPAL RISK FACTORS

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account's short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account's securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account's investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TSB permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction

     2. invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB's assets (including the amount borrowed) and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB's assets.

                        TACTICAL AGGRESSIVE STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TAS)

INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGERS:  Daniel Willey and Alexander Romeo

TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers.

Mr. Daniel Willey is President of TIMCO and as part of his responsibilities in this role he oversees the general strategy and direction of portfolios managed by TIMCO, including reviewing each portfolio manager's daily trades. Mr. Willey has been with TIMCO for 10 years and has 25 years of investment management experience.

Mr. Romeo joined TIMCO in 1998 and has 7 years of investment management industry experience. Mr. Romeo is a Quantitative Analyst for equity strategies responsible for developing stock selection models and risk control and trading strategies. His primary focus is on the development of simulations, models and backtests to evaluate earnings, valuation and pricing signals.

Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Account is contained in the SAI.

INVESTMENT OBJECTIVE:  Growth of capital

KEY INVESTMENTS:  Common stock of mid-size U.S. companies

SELECTION PROCESS: The Account normally invests at least 80% of its assets in equity securities ("80% investment policy"). In selecting investments for the portfolio, TIMCO identifies stocks that appear to be undervalued. A computer model reviews over one thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index. Computer-aided analysis may also be used to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account TAS may invest in smaller or larger companies without limitation. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

       o   convertible securities

       o   rights and warrants

       o   foreign securities

       o   illiquid securities

       o   money market instruments

       o   call or put options

In addition, Account TAS will use exchange-traded futures Contracts to facilitate market-timed moves. For a complete list of all investments available to Account TAS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account TAS is most subject to equities risk, including smaller companies risk, and market-timing risk. For a complete discussion of these types of risk as well as other risks carried by the investments of Account TAS, please refer to the Investments, Practices and Risks section of this prospectus.

Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TAS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TAS permit it to:

     1.   invest up to 5% of its assets in the securities of any one issuer

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes

     3.   pledge up to 10% of its assets to secure borrowings

     4. invest up to 25% of its assets in the securities of issuers in the same industry and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available

        INVESTMENTS, PRACTICES AND RISKS OF THE MANAGED SEPARATE ACCOUNTS

Each Account invests in various instruments subject to its particular investment policy. The Accounts invest in some or all of the following, as indicated below and in the Statement of Additional Information. For a free copy of the Statement of Additional Information, see the front cover of this prospectus.

EQUITIES (GIS, QB, TAS, TGIS) Equity securities include common and preferred stock, warrants, rights, depository receipts and shares, trust certificates, and real estate instruments. Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Equity securities that are traded over-the-counter may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

When you sell your shares, they may be worth more or less than what you paid for them.

FIXED INCOME INVESTMENTS (ALL ACCOUNTS): Each Account may invest in fixed income securities. Fixed income securities include U.S. government securities, certificates of deposit, and short-term money market instruments. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as short-term interest rates fall and decreases as short-term interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by its issuer's credit quality. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).

TACTICAL ASSET ALLOCATION RISKS (TAS, TGIS, TG, TSB) If you participate in a tactical asset allocation agreement, you may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers which provide tactical asset allocation services; and (4) higher account expenses for depleting and, then starting up the account. Actions by the registered investment advisers which provide tactical asset allocation services may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if more than one tactical asset allocation strategy uses a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one tactical asset allocation strategy, and those funds are transferred into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a higher portion of the expense for the transfer.

FOREIGN SECURITIES (GIS, QB, TAS, TGIS) An investment in foreign securities involves risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Account also bears an "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If an Account invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Account's assets.

DERIVATIVES AND HEDGING TECHNIQUES (GIS, QB, TAS, TGIS, TB) An Account may use derivative contracts, such as futures and options on securities, for any of the following purposes:

     o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates;

     o    As a substitute for buying or selling securities

     o    To enhance return

Even a small investment in derivative contracts can have a big impact on an Account's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

For a more complete description of derivative and hedging techniques and their associated risks, please refer to the Statement of Additional Information.

OTHER RISK FACTORS

SELECTION RISK (GIS, QB, TAS, TGIS) Account investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITIONS (ALL ACCOUNTS) The Accounts may depart from principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in various types of money market and short-term debt securities. If an Account takes a temporary defensive position, it is not pursuing its investment goal.

PRICING OF SECURITIES HELD BY THE MANAGED SEPARATE ACCOUNTS

The value of the assets of the Separate Accounts are determined on each Valuation Date as of the close of regular trading (generally, 4:00 p.m. Eastern
Time) each day the New York Stock Exchange (the "Exchange") is open. An Account's portfolio securities are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on the exchange on which the security is traded. If there has been no sale on a particular Valuation Date, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available the market price is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price or a price is deemed to be unreliable, the securities are valued at the mean between the quoted bid and asked prices on the Valuation Date, or when there have been no reported sales on that date, on the last reported bid and asked prices or in either case on the basis of quotations received from any reputable broker or other recognized source.

Short-term investments for which a quoted market price if available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Except for Account MM, which does not follow the amortized cost method, short-term investments maturing in sixty days or less for which there is no reliable quoted market are valued at amortized cost, which approximates market.

The Accounts generally invest in widely traded securities making market valuation generally reliable. Additionally Account MM has established guidelines regarding investment quality, maturity and diversification that are consistent with the related requirements of Rule 2a-7 under the Investment Company Act of 1940. These guidelines make it less likely that the Account would hold an investment for which a market price could not be obtained or for which the market price would be unreliable. However, the Accounts could be required to determine the fair value of a security in cases in which the security's market price is unavailable or has become unreliable.

An Account would use the fair value of a portfolio security when market quotations or prices are not "readily available" or are unreliable due to certain situations including low trading volume of that security, a halt in the security's trading during the day, or a significant event affecting the security's issuer that occurs after the close of the market on which the security trades but before the Account values its assets. Certain types of securities are more likely to be affected by these situations. For example, the value of foreign securities may be more susceptible to being affected by significant events due to the intervening time between the close of the security's exchange and the time the Account values its assets. However, the closing price of domestic equity securities can also be affected by events specific to the issuer, as well as events such as terrorism, or natural disaster that may have broad market impact.

The investment advisor evaluates whether market quotations are readily available and, if not, applies the fair value pricing procedures adopted by the Account's Board of Managers. The use of fair value procedures to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When an Account uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Account will be able to obtain the fair value assigned to a security upon the sale of that security.

DISCLOSURE OF PORTFOLIO HOLDINGS OF THE MANAGED SEPARATE ACCOUNTS

Please see the Statement of Additional Information for information relating to the policy of the Managed Separate Accounts with respect to the disclosure of portfolio security holdings.

                             INVESTMENTS AT A GLANCE
--------------------------------------------------------------------------------

Each Account invests in various instruments subject to its particular investment policies. The Accounts invest in some or all of the following, as indicated below. These techniques and practices are described together with their risks, in the SAI.

INVESTMENT TECHNIQUES                                          GIS        MM        QB        TAS       TGIS       TSB
-----------------------                                     ---------- ---------  --------  --------  ---------- ---------
Affiliated Bank Transactions...........................
American Depositary Receipts...........................         X                    X         X          X
Asset-Backed Mortgage Securities.......................         X                    X         X          X
Bankers Acceptances....................................         X         X          X         X          X         X
Buying Put and Call Options............................         X                              X          X
Certificates of Deposit................................         X         X          X         X          X         X
Commercial Paper.......................................         X         X          X         X          X         X
Convertible Securities.................................         X                    X         X
Corporate Asset-Backed Securities......................         X                    X         X          X         X
Debt Securities........................................         X         X          X         X          X         X
Emerging Market Securities.............................
Equity Securities......................................         X                    X         X          X
Floating & Variable Rate Instruments...................         X         X          X         X          X         X
Foreign Securities.....................................         X         X          X         X          X         X
Forward Contracts on Foreign Currency..................
Futures Contracts......................................         X                    X         X          X
Illiquid Securities....................................         X         X          X         X          X         X
Indexed Securities.....................................                              X                    X         X
Index Futures Contracts................................         X                    X         X          X
Investment Company Securities..........................
Investment in Unseasoned Companies.....................         X                    X         X          X
Lending Portfolio Securities...........................
Letters of Credit......................................         X                    X         X          X
Loan Participations....................................
Money Market Instruments...............................         X         X          X         X          X         X
Options on Foreign Currencies..........................
Options on Index Futures Contracts.....................         X                    X         X          X         X
Options on Stock Indices...............................         X                                         X
Other Direct Indebtedness..............................                   X
Real Estate-Related Instruments........................         X                    X         X          X
Repurchase Agreements..................................         X         X          X         X          X         X
Reverse Repurchase Agreements..........................         X                    X         X          X
Short Sales "Against the Box"..........................
Short-Term Money Market Instruments....................         X         X          X         X          X         X
Swap Agreements........................................
Temporary Bank Borrowing...............................         X         X          X         X          X         X
U.S. Government Securities.............................         X         X          X         X          X         X
Variable Amount Master Demand Notes....................         X         X          X         X          X         X
When-Issued and Delayed Delivery Securities............         X         X          X         X          X         X
Writing Covered Call Options...........................         X                              X          X


                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                   THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information.


                         SEPARATE ACCOUNT 1.25% 3.5% AIR

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Dreyfus Stock Index Fund -- Initial Shares (1/92).........  2004        2.797           3.057             143,469,260
                                                               2003        2.207           2.797             149,014,166
                                                               2002        2.878           2.207             153,048,245
                                                               2001        3.319           2.878             164,059,330
                                                               2000        3.704           3.319             167,537,774
                                                               1999        3.110           3.704             168,819,126
                                                               1998        2.456           3.110             147,530,630
                                                               1997        1.870           2.456             109,316,975
                                                               1996        1.546           1.870              66,097,845
                                                               1995        1.144           1.546              43,246,729

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (5/01)...........................................   2004        0.712           0.762               3,707,589
                                                               2003        0.585           0.712               2,865,087
                                                               2002        0.856           0.585               2,555,550
                                                               2001        1.000           0.856                 848,693

CitiStreet Funds, Inc.
   CitiStreet Diversified Bond Fund -- Class I (6/93)........  2004        1.837           1.899             185,980,211
                                                               2003        1.762           1.837             181,300,133
                                                               2002        1.637           1.762             202,596,628
                                                               2001        1.551           1.637             223,788,825
                                                               2000        1.398           1.551             144,750,526
                                                               1999        1.456           1.398             163,821,569
                                                               1998        1.352           1.456             170,066,956
                                                               1997        1.221           1.352             159,728,032
                                                               1996        1.221           1.221             137,075,188
                                                               1995        1.010           1.221             101,376,422

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   CitiStreet International Stock Fund -- Class I (5/93).....  2004        1.641           1.862             120,928,660
                                                               2003        1.278           1.641             133,441,492
                                                               2002        1.666           1.278             157,090,552
                                                               2001        2.147           1.666             157,226,415
                                                               2000        2.364           2.147             124,881,600
                                                               1999        1.806           2.364             147,993,706
                                                               1998        1.592           1.806             161,689,822
                                                               1997        1.534           1.592             143,959,193
                                                               1996        1.274           1.534             121,895,846
                                                               1995        1.084           1.274              70,364,454

   CitiStreet Large Company Stock Fund -- Class I (6/93).....  2004        1.622           1.763             199,732,745
                                                               2003        1.282           1.622             208,253,227
                                                               2002        1.683           1.282             203,063,963
                                                               2001        2.022           1.683             199,593,964
                                                               2000        2.408           2.022             172,083,988
                                                               1999        2.445           2.408             176,542,224
                                                               1998        2.143           2.445             187,872,118
                                                               1997        1.647           2.143             185,895,286
                                                               1996        1.354           1.647             170,552,375
                                                               1995        0.990           1.354             137,330,147

   CitiStreet Small Company Stock Fund -- Class I (5/93).....  2004        2.179           2.474              89,121,953
                                                               2003        1.542           2.179              98,738,316
                                                               2002        2.047           1.542              93,220,050
                                                               2001        2.041           2.047             100,583,198
                                                               2000        1.877           2.041             143,472,873
                                                               1999        1.390           1.877             181,955,240
                                                               1998        1.541           1.390             187,717,148
                                                               1997        1.460           1.541             162,145,977
                                                               1996        1.526           1.460             122,877,399
                                                               1995        1.168           1.526             103,824,182

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (5/03).........  2004        1.266           1.643              11,118,920
                                                               2003        1.000           1.266               4,405,737

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares (5/98)........................  2004        1.127           1.240              52,507,474
                                                               2003        0.867           1.127              50,882,672
                                                               2002        1.085           0.867              47,369,020
                                                               2001        1.171           1.085              38,640,850
                                                               2000        1.046           1.171              30,292,993
                                                               1999        0.860           1.046               8,736,573
                                                               1998        1.000           0.860               4,814,869

Franklin Templeton Variable Insurance Products Trust
   Franklin Small Cap Fund -- Class 2 Shares (5/01)..........  2004        0.887           0.977               3,983,556
                                                               2003        0.654           0.887               3,060,921
                                                               2002        0.929           0.654               1,397,130
                                                               2001        1.000           0.929                 499,835

   Mutual Shares Securities Fund -- Class 2 Shares (5/03)....  2004        1.200           1.335               3,733,761
                                                               2003        1.000           1.200               1,486,942

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (5/04)............................................   2004        1.000           1.230                 846,095

   Templeton Foreign Securities Fund -- Class 2 Shares (5/04)  2004        1.000           1.153               1,034,961

   Templeton Global Asset Allocation Fund -- Class 1
   Shares (1/92)............................................   2004        2.883           3.301              50,672,709
                                                               2003        2.207           2.883              53,977,404
                                                               2002        2.331           2.207              59,225,975
                                                               2001        2.615           2.331              67,658,190
                                                               2000        2.640           2.615              76,624,552
                                                               1999        2.176           2.640              88,550,617
                                                               1998        2.070           2.176             105,823,749
                                                               1997        1.815           2.070             124,603,105
                                                               1996        1.546           1.815             113,808,987
                                                               1995        1.277           1.546             107,468,938

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Templeton Growth Securities Fund -- Class 1 Shares (1/92).  2004        3.089           3.547              92,327,562
                                                               2003        2.359           3.089              97,403,572
                                                               2002        2.924           2.359             107,999,132
                                                               2001        2.990           2.924             121,148,360
                                                               2000        2.819           2.990             132,342,348
                                                               1999        2.211           2.819             144,148,362
                                                               1998        2.211           2.211             164,479,451
                                                               1997        2.001           2.211             180,875,987
                                                               1996        1.655           2.001             154,614,154
                                                               1995        1.338           1.655             122,960,800

Greenwich Street Series Fund
   Appreciation Portfolio (5/02)............................   2004        1.041           1.119               5,139,040
                                                               2003        0.846           1.041               2,886,552
                                                               2002        1.000           0.846                 876,855

   Fundamental Value Portfolio (5/01).......................   2004        0.981           1.048              38,936,677
                                                               2003        0.716           0.981              30,789,994
                                                               2002        0.921           0.716              21,690,834
                                                               2001        1.000           0.921              10,466,261

Janus Aspen Series
   International Growth Portfolio -- Service Shares (5/01)...  2004        0.812           0.952               5,364,547
                                                               2003        0.611           0.812               3,557,813
                                                               2002        0.834           0.611               1,992,686
                                                               2001        1.000           0.834                 767,684

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (5/03).............   2004        1.337           1.517               4,056,498
                                                               2003        1.000           1.337               1,896,134

PIMCO Variable Insurance Trust
   Total Return Portfolio -- Administrative Class (5/03).....  2004        1.011           1.047               5,878,579
                                                               2003        1.000           1.011               2,399,897

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (5/01)............................................   2004        0.886           1.016               3,868,658
                                                               2003        0.698           0.886               3,592,150
                                                               2002        0.858           0.698               2,779,812
                                                               2001        1.000           0.858                 860,189

   Putnam VT Small Cap Value Fund -- Class IB Shares (5/01)..  2004        1.300           1.620              33,662,236
                                                               2003        0.879           1.300              27,307,302
                                                               2002        1.090           0.879              23,342,138
                                                               2001        1.000           1.090              11,993,138

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (5/01)............................  2004        0.960           1.027              26,498,188
                                                               2003        0.699           0.960              23,365,758
                                                               2002        0.945           0.699              16,640,804
                                                               2001        1.000           0.945              11,454,930

   Investors Fund -- Class I (5/01)..........................  2004        0.910           0.992               6,899,092
                                                               2003        0.696           0.910               5,708,051
                                                               2002        0.916           0.696               4,408,473
                                                               2001        1.000           0.916               2,700,117

   Small Cap Growth Fund -- Class I (5/01)...................  2004        0.921           1.047               6,387,344
                                                               2003        0.626           0.921               5,518,116
                                                               2002        0.971           0.626               1,495,493
                                                               2001        1.000           0.971                 508,252

The Travelers Series Trust
   Disciplined Mid Cap Stock Portfolio (5/98)...............   2004        1.422           1.635              31,509,991
                                                               2003        1.076           1.422              30,484,250
                                                               2002        1.272           1.076              29,242,637
                                                               2001        1.342           1.272              25,278,517
                                                               2000        1.165           1.342              20,156,506
                                                               1999        1.040           1.165               2,428,698
                                                               1998        1.000           1.040               1,388,007

   Lazard International Stock Portfolio (5/04)..............   2004        1.000           1.142                 447,661

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                   SEPARATE ACCOUNT 1.25% 3.5% AIR (CONTINUED)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   MFS Mid Cap Growth Portfolio (5/01)......................   2004        0.531           0.598              12,782,414
                                                               2003        0.392           0.531              11,787,849
                                                               2002        0.776           0.392               5,435,082
                                                               2001        1.000           0.776               2,867,666

   MFS Value Portfolio (5/04)...............................   2004        1.000           1.123               1,087,015

   Pioneer Fund Portfolio (2/94)............................   2004        1.527           1.676              10,275,849
                                                               2003        1.249           1.527              11,576,990
                                                               2002        1.813           1.249              12,848,343
                                                               2001        2.384           1.813              16,856,879
                                                               2000        1.943           2.384              16,838,824
                                                               1999        1.969           1.943              15,035,212
                                                               1998        1.686           1.969              16,377,929
                                                               1997        1.363           1.686              12,539,047
                                                               1996        1.284           1.363              13,258,249
                                                               1995        1.005           1.284              11,917,700

   Social Awareness Stock Portfolio (5/92)..................   2004        2.513           2.637              14,426,711
                                                               2003        1.975           2.513              15,327,635
                                                               2002        2.661           1.975              15,983,693
                                                               2001        3.195           2.661              17,249,885
                                                               2000        3.251           3.195              17,315,383
                                                               1999        2.842           3.251              17,998,888
                                                               1998        2.176           2.842              13,304,950
                                                               1997        1.731           2.176               9,539,133
                                                               1996        1.461           1.731               6,355,111
                                                               1995        1.109           1.461               4,840,885

   U.S. Government Securities Portfolio (1/92)..............   2004        2.040           2.138              37,207,585
                                                               2003        2.010           2.040              44,868,613
                                                               2002        1.791           2.010              57,617,140
                                                               2001        1.714           1.791              31,721,264
                                                               2000        1.517           1.714              24,809,824
                                                               1999        1.602           1.517              27,101,315
                                                               1998        1.472           1.602              36,339,225
                                                               1997        1.323           1.472              22,809,036
                                                               1996        1.321           1.323              19,054,429
                                                               1995        1.074           1.321              21,338,806

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                   SEPARATE ACCOUNT 1.25% 3.5% AIR (CONTINUED)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Travelers Series Fund Inc.
   MFS Total Return Portfolio (2/95)........................   2004        2.232           2.457              42,102,235
                                                               2003        1.940           2.232              39,725,454
                                                               2002        2.073           1.940              37,930,887
                                                               2001        2.099           2.073              31,890,733
                                                               2000        1.822           2.099              24,307,183
                                                               1999        1.798           1.822              23,142,389
                                                               1998        1.630           1.798              22,751,440
                                                               1997        1.362           1.630              14,655,213
                                                               1996        1.205           1.362               7,302,057
                                                               1995        1.000           1.205               2,733,609

   Pioneer Strategic Income Portfolio (3/95)................   2004        1.348           1.469                 258,817
                                                               2003        1.348           1.348                      --
                                                               2002        1.289           1.348                      --
                                                               2001        1.252           1.289               5,511,538
                                                               2000        1.273           1.252               5,639,063
                                                               1999        1.275           1.273               6,580,248
                                                               1998        1.282           1.275               7,549,029
                                                               1997        1.206           1.282               5,170,756
                                                               1996        1.128           1.206               2,374,774
                                                               1995        1.000           1.128                 774,330

   Salomon Brothers Strategic Total Return Bond
   Portfolio (3/95).........................................   2004        1.843           1.935                 498,291
                                                               2003        1.646           1.843                 364,923
                                                               2002        1.539           1.646                 274,333
                                                               2001        1.464           1.539                 298,023
                                                               2000        1.403           1.464                 204,663
                                                               1999        1.446           1.403                 193,477
                                                               1998        1.487           1.446                 239,757
                                                               1997        1.402           1.487                 222,251
                                                               1996        1.195           1.402                 242,281
                                                               1995        1.000           1.195                 161,842

   SB Adjustable Rate Income Portfolio -- Class I
   Shares (9/03)............................................   2004        1.000           0.999                 320,379
                                                               2003        1.000           1.000                  36,742

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                   SEPARATE ACCOUNT 1.25% 3.5% AIR (CONTINUED)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Smith Barney Aggressive Growth Portfolio (5/01)..........   2004        0.836           0.908              59,275,614
                                                               2003        0.629           0.836              46,835,775
                                                               2002        0.946           0.629              26,371,596
                                                               2001        1.000           0.946              11,836,932

   Smith Barney International All Cap Growth
   Portfolio (2/95).........................................   2004        1.102           1.283              15,470,196
                                                               2003        0.875           1.102              16,482,494
                                                               2002        1.193           0.875              17,421,508
                                                               2001        1.755           1.193              20,784,495
                                                               2000        2.332           1.755              19,849,422
                                                               1999        1.408           2.332              11,828,513
                                                               1998        1.339           1.408               8,375,884
                                                               1997        1.321           1.339               7,634,378
                                                               1996        1.137           1.321               5,777,413
                                                               1995        1.000           1.137                 592,682

   Smith Barney Large Cap Value Portfolio (2/95)............   2004        1.858           2.030              12,122,094
                                                               2003        1.474           1.858              12,794,011
                                                               2002        2.001           1.474              13,428,790
                                                               2001        2.207           2.001              15,355,264
                                                               2000        1.975           2.207              12,672,102
                                                               1999        1.999           1.975              13,364,863
                                                               1998        1.843           1.999              13,037,850
                                                               1997        1.474           1.843              10,871,165
                                                               1996        1.246           1.474               6,133,368
                                                               1995        1.000           1.246               1,747,341

   Smith Barney Large Capitalization Growth Portfolio (5/01)   2004        0.984           0.975              19,869,473
                                                               2003        0.675           0.984              16,496,778
                                                               2002        0.908           0.675               2,526,696
                                                               2001        1.000           0.908                 995,768

   Strategic Equity Portfolio (2/95)........................   2004        2.065           2.247              34,952,166
                                                               2003        1.577           2.065              38,379,656
                                                               2002        2.404           1.577              40,014,581
                                                               2001        2.810           2.404              45,323,782
                                                               2000        3.480           2.810              45,021,396
                                                               1999        2.664           3.480              37,607,862

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                   SEPARATE ACCOUNT 1.25% 3.5% AIR (CONTINUED)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Strategic Equity Portfolio  (continued)..................   1998        2.091           2.664              31,613,033
                                                               1997        1.640           2.091              19,535,233
                                                               1996        1.284           1.640              10,808,561
                                                               1995        1.000           1.284               2,498,303

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (5/03)..............  2004        1.253           1.453               3,259,779
                                                               2003        1.000           1.253               1,506,552

Variable Insurance Products Fund
   Equity -- Income Portfolio -- Initial Class (7/93)......... 2004        2.602           2.866             127,917,258
                                                               2003        2.021           2.602             136,244,906
                                                               2002        2.464           2.021             145,200,703
                                                               2001        2.626           2.464             163,252,519
                                                               2000        2.452           2.626             174,162,199
                                                               1999        2.335           2.452             216,707,783
                                                               1998        2.118           2.335             243,963,799
                                                               1997        1.674           2.118             237,049,548
                                                               1996        1.484           1.674             205,636,010
                                                               1995        1.112           1.484             153,542,685

   Growth Portfolio -- Initial Class (1/92)..................  2004        2.665           2.721             192,953,222
                                                               2003        2.031           2.665             212,462,546
                                                               2002        2.943           2.031             228,718,721
                                                               2001        3.619           2.943             261,638,873
                                                               2000        4.117           3.619             285,710,512
                                                               1999        3.033           4.117             301,815,334
                                                               1998        2.201           3.033             295,980,481
                                                               1997        1.805           2.201             289,001,967
                                                               1996        1.594           1.805             274,892,066
                                                               1995        1.192           1.594             229,298,932

   High Income Portfolio -- Initial Class (2/92).............  2004        1.774           1.921              22,537,435
                                                               2003        1.412           1.774              25,475,600
                                                               2002        1.382           1.412              26,479,748
                                                               2001        1.585           1.382              30,344,154
                                                               2000        2.071           1.585              35,414,243
                                                               1999        1.939           2.071              43,921,791
                                                               1998        2.052           1.939              49,346,978
                                                               1997        1.766           2.052              48,895,121

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                   SEPARATE ACCOUNT 1.25% 3.5% AIR (CONTINUED)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   High Income Portfolio -- Initial Class  (continued).......  1996        1.568           1.766              40,308,612
                                                               1995        1.316           1.568              32,634,690

Variable Insurance Products Fund II
   Asset Manager Portfolio -- Initial Class (1/92)...........  2004        2.211           2.303             100,168,228
                                                               2003        1.898           2.211             112,403,688
                                                               2002        2.105           1.898             123,597,634
                                                               2001        2.223           2.105             146,070,368
                                                               2000        2.343           2.223             162,774,171
                                                               1999        2.135           2.343             193,548,947
                                                               1998        1.879           2.135             226,655,321
                                                               1997        1.577           1.879             240,063,870
                                                               1996        1.394           1.577             249,049,606
                                                               1995        1.207           1.394             271,006,817

   Contrafund(R) Portfolio -- Service Class 2 (5/03)...........2004        1.241           1.412              10,198,527
                                                               2003        1.000           1.241               3,102,094

Variable Insurance Products Fund III
   Mid Cap Portfolio -- Service Class 2 (5/01)...............  2004        1.249           1.537              27,002,112
                                                               2003        0.915           1.249              14,086,757
                                                               2002        1.029           0.915               8,998,649
                                                               2001        1.000           1.029               1,515,233

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                       SEPARATE ACCOUNT 1.25% 3.5% AIR (N)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (12/87)........................   2004        4.875           5.755               4,883,432
                                                               2003        3.952           4.875               5,941,706
                                                               2002        5.342           3.952               7,287,601
                                                               2001        7.319           5.342               9,708,506
                                                               2000        9.487           7.319              12,230,700
                                                               1999        6.257           9.487              11,805,266
                                                               1998        3.920           6.257              11,574,317
                                                               1997        3.146           3.920               9,790,619
                                                               1996        2.485           3.146               7,880,742
                                                               1995        1.845           2.485               4,452,835

   High Yield Bond Trust (12/87)............................   2004        5.082           5.458               1,015,568
                                                               2003        3.985           5.082               1,149,710
                                                               2002        3.858           3.985                 813,492
                                                               2001        3.566           3.858                 913,547
                                                               2000        3.576           3.566                 763,446
                                                               1999        3.468           3.576                 897,624
                                                               1998        3.295           3.468               1,010,743
                                                               1997        2.863           3.295                 973,305
                                                               1996        2.498           2.863                 667,125
                                                               1995        2.189           2.498                 508,757

   Managed Assets Trust (12/87).............................   2004        5.365           5.799               3,143,498
                                                               2003        4.453           5.365               3,589,710
                                                               2002        4.934           4.453               4,104,748
                                                               2001        5.264           4.934               5,225,058
                                                               2000        5.417           5.264               5,689,717
                                                               1999        4.802           5.417               6,247,877
                                                               1998        4.004           4.802               5,958,414
                                                               1997        3.342           4.004               5,163,947
                                                               1996        2.975           3.342               4,684,442
                                                               1995        2.369           2.975               4,141,157

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                       SEPARATE ACCOUNT 1.25% 3.5% AIR (Q)

                                                                       UNIT VALUE AT                       NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (12/87)........................   2004        4.701           5.550              93,892,846
                                                               2003        3.811           4.701             102,370,808
                                                               2002        5.151           3.811             112,917,479
                                                               2001        7.058           5.151             128,046,604
                                                               2000        9.148           7.058             136,178,399
                                                               1999        6.033           9.148             131,074,825
                                                               1998        3.779           6.033             104,732,013
                                                               1997        3.034           3.779              84,249,946
                                                               1996        2.396           3.034              64,313,961
                                                               1995        1.779           2.396              46,001,247

   High Yield Bond Trust (12/87)............................   2004        5.030           5.402               7,744,129
                                                               2003        3.944           5.030               8,227,080
                                                               2002        3.818           3.944               7,239,826
                                                               2001        3.530           3.818               6,818,699
                                                               2000        3.539           3.530               5,541,335
                                                               1999        3.432           3.539               6,318,997
                                                               1998        3.261           3.432               6,959,458
                                                               1997        2.833           3.261               6,673,442
                                                               1996        2.472           2.833               5,311,906
                                                               1995        2.167           2.472               4,592,111

   Managed Assets Trust (12/87).............................   2004        4.985           5.387              37,131,824
                                                               2003        4.138           4.985              40,079,723
                                                               2002        4.584           4.138              42,278,690
                                                               2001        4.890           4.584              47,257,058
                                                               2000        5.033           4.890              50,788,460
                                                               1999        4.462           5.033              54,962,744
                                                               1998        3.720           4.462              53,900,099
                                                               1997        3.105           3.720              53,840,612
                                                               1996        2.763           3.105              55,152,471
                                                               1995        2.201           2.763              57,085,309


                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2004.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new contract owners.

Variable Insurance Products Funds: High Income Portfolio -- Initial Class is no longer available to new Contract Owners.

The Travelers Series Fund Inc.: Salomon Brother Strategic Total Return Bond Fund is no available to new Contract Owners.

The Travelers Series Fund Inc.: Smith Barney International All Cap Growth Portfolio is no longer available to new Contract Owners.

The Travelers Series Fund Inc.: Smith Barney Large Cap Value Portfolio is no longer available to new Contract Owners.

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
                  PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY
                      UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data, significant and additional data has been audited by KPMG LLP, independent registered public accounting firm, whose report thereon appears in The Travelers Growth and Income Stock Account (Account
GIS) for Variable Annuities Annual Report as of December 31, 2004. The following information on per unit data, significant and additional data for the fiscal years ended December 31,1995 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account GIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)      2004        2003        2002        2001        2000
---------------------------------------------   ----------  ----------  ----------  ----------  ----------
SELECTED PER UNIT DATA
   Total investment income....................  $    .330   $    .251   $    .229   $    .254   $    .232
   Operating expenses.........................       .331        .281        .287        .343        .416
                                                ----------  ----------  ----------  ----------  ----------
   Net investment income (loss)...............      (.001)      (.030)      (.058)      (.089)      (.184)
   Unit Value at beginning of year............     17.028      13.496      17.245      20.498      23.436
   Net realized and change in unrealized
     gains (losses)...........................      1.876       3.562      (3.691)     (3.164)     (2.754)
                                                ----------  ----------  ----------  ----------  ----------
   Unit Value at end of year..................  $  18.903   $  17.028   $  13.496   $  17,245   $  20.498
                                                ==========  ==========  ==========  ==========  ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    1.88   $    3.53   $   (3.75)  $   (3.25)  $   (2.94)
   Ratio of operating expenses to average net
     assets...................................       1.90%       1.90%       1.89        1.88%       1.85%
   Ratio of net investment income (loss) to
     average net assets.......................      (0.02)%     (0.19)%      (.37)%      (.49)%      (.82)%
   Number of units outstanding at end of year
     (thousands)..............................     19,978      21,853      24,100      27,559      29,879
   Portfolio turnover rate....................         43%         68%         54%         32%         52%

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)      1999        1998        1997        1996        1995
---------------------------------------------   ----------  ----------  ----------  ----------  ----------
SELECTED PER UNIT DATA
   Total investment income....................  $    .256   $    .234   $    .228   $    .212   $    .205
   Operating expenses.........................       .385        .303        .228        .175        .140
                                                ----------  ----------  ----------  ----------  ----------
   Net investment income (loss)...............      (.129)      (.069)       .000        .037        .065
   Unit Value at beginning of year............     19.253      14.955      11.371       9.369       6.917
   Net realized and change in unrealized
     gains (losses)...........................      4.312       4.367       3.584       1.965       2.387
                                                ----------  ----------  ----------  ----------  ----------
   Unit Value at end of year..................  $  23.436   $  19.253   $  14.955   $  11.371   $   9.369
                                                ==========  ==========  ==========  ==========  ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    4.18   $    4.30   $    3.58   $    2.00   $    2.45
   Ratio of operating expenses to average net
     assets...................................       1.85%       1.81%       1.70%       1.70%       1.70%
   Ratio of net investment income (loss) to
     average net assets.......................       (.62)%      (.41)%       .00%        .36%        .79%
   Number of units outstanding at end of year
     (thousands)..............................     32,648      32,051      29,545      27,578      26,688
   Portfolio turnover rate....................         47%         50%         64%         85%         96%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)      2004        2003        2002        2001        2000
---------------------------------------------   ----------  ----------  ----------  ----------  ----------
SELECTED PER UNIT DATA
   Total investment income....................  $    .348   $    .264   $    .240   $    .266   $    .242
   Operating expenses.........................       .303        .256        .261        .311        .376
                                                ----------  ----------  ----------  ----------  ----------
   Net investment income (loss)...............       .045        .008       (.021)      (.045)      (.134)
   Unit Value at beginning of year............     17.926      14.172      18.064      21.418      24.427
   Net realized and change in unrealized
     gains (losses)...........................      1.978       3.746      (3.871)     (3.309)     (2.875)
                                                ----------  ----------  ----------  ----------  ----------
   Unit Value at end of year..................  $  19.949   $  17.926   $  14.172   $  18.064   $  21.418
                                                ==========  ==========  ==========  ==========  ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    2.02   $    3.75   $   (3.89)  $   (3.35)  $   (3.01)
   Ratio of operating expenses to average net
     assets...................................       1.65%       1.65%       1.64%       1.63%       1.60%
   Ratio of net investment income (loss) to
     average net assets.......................       0.23%        .06%       (.12)%      (.24)%      (.57)%
   Number of units outstanding at end of year
     (thousands)..............................      7,413       8,139       9,089      10,329      11,413
   Portfolio turnover rate....................         43%         68%         54%         32%         52%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)      1999        1998        1997        1996        1995
----------------------------------------------  ----------  ----------  ----------  ----------  ----------
SELECTED PER UNIT DATA
   Total investment income....................  $    .267   $    .243   $    .233   $    .216   $    .208
   Operating expenses.........................       .347        .272        .201        .154        .123
                                                ----------  ----------  ----------  ----------  ----------
   Net investment income (loss)...............      (.080)      (.029)       .032        .062        .085
   Unit Value at beginning of year............     20.017      15.510      11.763       9.668       7.120
   Net realized and change in unrealized
     gains (losses)...........................      4.490       4.536       3.715       2.033       2.463
                                                ----------  ----------  ----------  ----------  ----------
   Unit Value at end of year..................     24.427   $  20.017   $  15.510   $  11.763   $   9.668
                                                ==========  ==========  ==========  ==========  ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    4.41   $    4.51   $    3.75   $    2.10   $    2.55
   Ratio of operating expenses to average net
     assets...................................       1.60%       1.56%       1.45%       1.45        1.45%
   Ratio of net investment income (loss) to
     average net assets.......................      (.37)%      (.16)%        .24%        .60%       1.02%
   Number of units outstanding at end of year
     (thousands)..............................     12,646      13,894      15,194      16,554      17,896
   Portfolio turnover rate....................         47%         50%         64%         85%         96%


                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
                  PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY
                     UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data, significant, and additional data has been audited by KPMG LLP, independent registered public accounting firm, whose report thereon appears in The Travelers Quality Bond Account (Account QB) for Variable Annuities Annual Report as of December 31, 2004. The following information on per unit data, significant and additional data for the fiscal years ended December 31,1995 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account QB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)              2004       2003       2002       2001       2000
---------------------------------------------           ---------  ---------  ---------- ---------- ----------
SELECTED PER UNIT DATA
   Total investment income............................  $   .304   $   .328   $    .363  $    .402  $    .427
   Operating expenses.................................      .110       .105        .097       .101       .092
                                                        ---------  ---------  ---------- ---------- ----------
   Net investment income..............................      .194       .223        .266       .301       .335
   Unit Value at beginning of year....................     6.917      6.356       6.309      6.063      5.810
   Net realized and change in unrealized gains
     (losses).........................................      .002       .338       (.219)     (.055)     (.082)
                                                        ---------  ---------  ---------- ---------- ----------
   Unit Value at end of year..........................  $  7.113   $  6.917   $   6.356  $   6.309  $   6.063
                                                        =========  =========  ========== ========== ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .20   $    .56   $     .05  $     .25  $     .25
   Ratio of operating expenses to average net assets..      1.57%      1.57%       1.57%      1.57%      1.57%
   Ratio of net investment income to average net
     assets...........................................      2.78%      3.33%       4.31       4.74%      5.69%
   Number of units outstanding at end of year
     (thousands)......................................    10,296     11,682      12,733%    15,116     14,045
   Portfolio turnover rate............................        98%       139%        113%       166%       105%

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)              1999       1998       1997       1996       1995
---------------------------------------------           ---------  ---------  ---------  ---------- ----------
SELECTED PER UNIT DATA
   Total investment income............................  $   .378   $   .350   $   .342   $    .368  $    .319
   Operating expenses.................................      .091       .088       .082        .078       .073
                                                        ---------  ---------  ---------  ---------- ----------
   Net investment income..............................      .287       .262       .260        .290       .246
   Unit Value at beginning of year....................     5.765      5.393      5.060       4.894      4.274
   Net realized and change in unrealized gains
     (losses).........................................     (.242)      .110      (.073)      (.124)      .374
                                                        ---------  ---------  ---------  ---------- ----------
   Unit Value at end of year..........................  $  5.810   $  5.765   $  5.393   $   5.060  $   4.894
                                                        =========  =========  =========  ========== ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............       .04   $    .37   $    .33   $     .17  $     .62
   Ratio of operating expenses to average net assets..      1.57%      1.57%      1.57%       1.57%      1.57%
   Ratio of net investment income to average net
     assets...........................................      4.97%      4.71%      5.00%       5.87       5.29%
   Number of units outstanding at end of year
     (thousands)......................................    17,412     21,251     21,521      24,804     27,066
   Portfolio turnover rate............................       340%       438%       196%        176%       138%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)               2004       2003       2002       2001       2000
-----------------------------------------               ---------  ---------  ---------- ---------- ----------
SELECTED PER UNIT DATA
   Total investment income............................  $   .321   $   .345   $    .381  $    .421  $    .446
   Operating expenses.................................      .097       .093        .086       .089       .081
                                                        ---------  ---------  ---------- ---------- ----------
   Net investment income..............................      .224       .252        .295       .332       .365
   Unit Value at beginning of year....................     7.281      6.674       6.608      6.335      6.055
   Net realized and change in unrealized gains
     (losses).........................................      .002       .355       (.229)     (.059)     (.085)
                                                        ---------  ---------  ---------- ---------- ----------
   Unit Value at end of year..........................  $  7.507   $  7.281   $   6.674  $   6.608  $   6.335
                                                        =========  =========  ========== ========== ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .23   $    .61   $     .07  $     .27  $     .28
   Ratio of operating expenses to average net assets..      1.33%      1.33%       1.33%      1.33%      1.33%
   Ratio of net investment income to average net
     assets...........................................      3.03%      3.58%       4.56%      4.99%      5.93%
   Number of units outstanding at end of year
     (thousands)......................................     3,717      4,207       4,684      5,194      5,491
   Portfolio turnover rate............................        98%       139%        113%       166%       105%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)              1999       1998       1997       1996       1995
-----------------------------------------               ---------  ---------  ---------  ---------- ----------
SELECTED PER UNIT DATA
   Total investment income............................  $   .393   $   .363   $    .353  $    .379  $    .328
   Operating expenses.................................      .080       .076        .071       .067       .063
                                                        ---------  ---------   --------- ---------- ----------
   Net investment income..............................      .313       .287        .282       .312       .265
   Unit Value at beginning of year....................     5.994      5.593       5.234      5.050      4.400
   Net realized and change in unrealized gains
     (losses).........................................     (.252)      .114       (.077)     (.128)    (.3850)
                                                        ---------  ---------  --------- ---------- ----------
   Unit Value at end of year..........................  $  6.055   $  5.994   $   5.593  $   5.234  $   5.050
                                                        =========  =========  ========= ========== ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .06   $    .40   $     .36  $     .18  $    (.65)
   Ratio of operating expenses to average net assets..      1.33%      1.33%       1.33%      1.33%      1.33
   Ratio of net investment income to average net
     assets...........................................      5.22%      4.96%       5.25%      6.12%      5.54
   Number of units outstanding at end of year
     (thousands)......................................     6,224      6,880       7,683      8,549      9,325
   Portfolio turnover rate............................       340%       438%        196%       176%       138

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
                      PER UNIT DATA FOR AN ACCUMULATION AND
                 ANNUITY UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data, significant and additional data has been audited by KPMG LLP independent registered public accounting firm, whose report thereon appears in The Travelers Money Market Account (Account MM) for Variable Annuities Annual Report as of December 31, 2004. The following information on per unit data, significant and additional data for the fiscal years ended December 31,1995 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account MM's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)             2004       2003       2002        2001       2000
-----------------------------------------              ---------- ---------- ----------  ---------  ----------
SELECTED PER UNIT DATA
   Total investment income...........................  $    .038  $    .032  $    .048   $   .114   $    .167
   Operating expenses.................................      .043       .043       .043       .042        .041
                                                       ---------- ---------- ----------  ---------  ----------
   Net investment income.............................      (.005)     (.011)      .005       .072        .126
   Unit Value at beginning of year...................      2.733      2.744      2.739      2.667       2.541
                                                       ---------- ---------- ----------  ---------  ----------
   Unit Value at end of year.........................  $   2.728  $   2.733  $   2.744   $  2.739   $   2.667
                                                       ========== ========== ==========  =========  ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase in unit value........................  $    (.01) $    (.01) $     .01   $    .07   $     .13
   Ratio of operating expenses to average net assets.       1.57%      1.57%      1.57%      1.57%       1.57%
   Ratio of net investment income to average net
     assets..........................................      (0.18)%    (0.41)%     0.21%      2.64%       4.84%
   Number of units outstanding at end of year
     (thousands).....................................     24,485     32,559     50,702     63,430      55,477

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)             1999       1998       1997        1996       1995
-----------------------------------------              ---------- ---------- ----------  ---------- ----------
SELECTED PER UNIT DATA
   Total investment income...........................  $    .130  $    .133  $    .128   $    .121  $    .127
   Operating expenses.................................      .039       .038       .036        .035       .034
                                                       ---------- ---------- ----------  ---------- ----------
   Net investment income.............................       .091       .095       .092        .086       .093
   Unit Value at beginning of year...................      2.450      2.355      2.263       2.177      2.084
                                                       ---------- ---------- ----------  ---------- ----------
   Unit Value at end of year.........................  $   2.541  $   2.450  $   2.355   $   2.263  $   2.177
                                                       ========== ========== ==========  ========== ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase in unit value........................  $     .09  $     .10  $     .09   $     .09  $     .09
   Ratio of operating expenses to average net assets.       1.57%      1.57%      1.57%       1.57%      1.57%
   Ratio of net investment income to average net
     assets..........................................       3.62%      3.95%      4.02%       3.84%      4.36%
   Number of units outstanding at end of year
     (thousands).....................................     70,545     41,570     36,134      38,044     35,721

CONTRACTS ISSUED PRIOR TO MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)             2004       2003        2002       2001       2000
-----------------------------------------              ---------- ----------  ---------  ---------  ----------
SELECTED PER UNIT DATA
   Total investment income...........................  $    .040  $    .033   $   .051   $   .120   $    .174
   Operating expenses................................       .038       .038       .038       .037        .037
                                                       ---------- ----------  ---------  ---------  ----------
   Net investment income.............................       .002      (.005)      .013       .083        .137
   Unit Value at beginning of year...................      2.877      2.882      2.869      2.786       2.649
                                                       ---------- ----------  ---------  ---------  ----------
   Unit Value at end of year.........................  $   2.879      2.877      2.882   $  2.869   $   2.786
                                                       ========== ==========  =========  =========  ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase in unit value........................  $     .00  $    (.01)  $    .01   $    .08   $     .14
   Ratio of operating expenses to average net assets.       1.33%      1.33%      1.33%      1.33%       1.33%
   Ratio of net investment income to average net
     assets..........................................       0.07%     (0.16)%      .46%      2.89%       5.09%
   Number of units outstanding at end of year
     (thousands).....................................         26         39         49         60          70

CONTRACTS ISSUED PRIOR TO MAY 16, 1983
(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)             1999       1998       1997        1996       1995
-----------------------------------------              ---------- ---------- ----------  ---------- ----------
SELECTED PER UNIT DATA
   Total investment income...........................  $    .135  $    .138  $    .134   $    .125  $    .130
   Operating expenses................................       .034       .033       .032        .030       .030
                                                       ---------- ---------- ----------  ---------- ----------
   Net investment income.............................       .101       .105       .102        .095       .100
   Unit Value at beginning of year...................      2.548      2.443      2.341       2.246      2.146
                                                       ---------- ---------- ----------  ---------- ----------
   Unit Value at end of year.........................  $   2.649  $   2.548  $   2.443   $   2.341  $   2.246
                                                       ========== ========== ==========  ========== ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase in unit value........................  $     .10  $     .11  $     .10   $     .10  $     .10
   Ratio of operating expenses to average net assets.       1.33%      1.33%      1.33%       1.33%      1.33%
   Ratio of net investment income to average net
     assets..........................................       3.87%      4.20%      4.27%       4.10%      4.61%
   Number of units outstanding at end of year
     (thousands).....................................         80         91        105         112        206


--------------
 *     Annualized.

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


        TACTICAL GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES*
                        PER UNIT DATA FOR AN ACCUMULATION
                     UNIT OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per unit data, significant and additional data has been audited by KPMG LLP, independent registered public accounting firm, whose report thereon appears in the Tactical Growth and Income Stock Account (Account
TGIS) for Variable Annuities Annual Report as of December 31, 2004. The following information on per unit data, significant and additional data for the fiscal years ended December 31,1995 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TGIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

                  (TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)

                                                     2004       2003      2002       2001       2000
                                                   ---------  --------- ---------  ---------  ---------
SELECTED PER UNIT DATA
   Total investment income......................   $   .073   $   .056  $   .052   $   .064   $   .094
   Operating expenses...........................       .110       .094      .097       .117       .145
                                                   ---------  --------- ---------  ---------  ---------
   Net investment income (loss).................      (.037)     (.038)    (.045)     (.053)     (.051)
   Unit Value at beginning of year                    3.818      3.057     3.914      4.679      5.394
   Net realized and change in unrealized gains
     (losses)...................................       .414      (.799)    (.812)     (.712)     (.664)
                                                   ---------  --------- ---------  ---------  ---------
   Unit Value at end of year....................   $  4.195   $  3.818  $  3.057   $  3.914   $  4.679
                                                   =========  ========= =========  =========  =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value........   $    .38   $    .76  $   (.86)  $   (.77)  $   (.72)
   Ratio of operating expenses to average net
     assets**...................................       2.82%      2.82%     2.82%      2.82%      2.82%
   Ratio of net investment income (loss) to
     average net assets.........................      (0.96)%    (1.14)%   (1.27)%     1.30%     (0.98)%
   Number of units outstanding at end of year
     (thousands)................................     21,935     17,590    39,162     38,818     27,691
   Portfolio turnover rate......................         67%        68%       84%        59%        59%

                                                     1999        1998         1997        1996        1995
                                                   ---------   ----------   ---------   ---------   ---------
SELECTED PER UNIT DATA
   Total investment income......................   $   .076    $   .064     $   .075    $   .061    $   .083
   Operating expenses...........................       .136         .110        .090        .069        .057
                                                   ---------   ----------   ---------   ---------   ---------
   Net investment income (loss).................      (.060)       (.046)      (.015)      (.008)       .026
   Unit Value at beginning of year                    4.468        3.526       2.717       2.263       1.695
   Net realized and change in unrealized gains
     (losses)...................................       .986         .988        .824        .462       (.542)
                                                   ---------   ----------   ---------   ---------   ---------
   Unit Value at end of year....................   $  5.394    $  4.468     $  3,526    $  2.717    $  2.263
                                                   =========   ==========   =========   =========   =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value........  $    .93    $    .94     $    .81    $    .45    $   (.57)
   Ratio of operating expenses to average net
     assets**...................................      2.82%        2.82%       2.82%       2.82%       2.82%
   Ratio of net investment income (loss) to
     average net assets.........................     (1.25)%      (1.16)%      (.45)%      (.34)%      1.37%
   Number of units outstanding at end of year
     (thousands)................................    26,010       25,192      60,312      68,111     105,044
   Portfolio turnover rate......................        51%          81%         63%         81%         79%

--------------
* Prior to May 3, 2004, the Account was known as The Travelers Timed Growth and Income Account for Variable Annuities.
**     Annualized

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES*
                        PER UNIT DATA FOR AN ACCUMULATION
                      UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data, significant and additional data has been audited by KPMG LLP, independent registered public accounting firm, whose report thereon appears in the Tactical Short-Term Bond Account (Account TSB) for Variable Annuities Annual Report as of December 31, 2004. The following information on per unit data, significant and additional data for the fiscal years ended December 31,1995 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TSB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

                  (TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)

                                             2004        2003        2002       2001        2000
                                           ----------  ---------   ---------  ---------    --------
SELECTED PER UNIT DATA
   Total investment income...............  $    .020   $   .018    $   .028   $   .065     $  .096
   Operating expenses....................       .042       .043        .044       .044        .042
                                           ----------  ---------   ---------  ---------    --------
   Net investment income (loss)..........      (.022)     (.025)      (.016)      .021        .054
   Unit Value at beginning of year.......      1.508      1.533       1.549      1.527       1.473
   Net realized and change in unrealized
     gains (losses)***...................         --         --          --       .001          --
                                           ----------  ---------   ---------  ---------    --------
   Unit Value at end of year.............  $   1.486   $  1.508    $  1.533   $  1.549     $ 1.527
                                           ==========  =========   =========  =========    ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value.  $    (.02)  $   (.03)   $   (.02)  $    .02     $   .05
   Ratio of operating expenses to
     average
     net assets****......................       2.82%      2.82%       2.82%      2.82%       2.82%
   Ratio of net investment income to
     average net assets..................      (1.43)%    (1.67)%     (1.04)%     1.37%       3.61%
   Number of units outstanding at end of
     year (thousands)....................     73,728     90,498      20,968     23,384      75,112


                  (TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)

                                              1999        1998         1997          1996         1995
                                           ----------  ---------    ---------     ---------    ---------
SELECTED PER UNIT DATA
   Total investment income...............  $    .076   $   .078     $   .077      $   .057     $   .074
   Operating expenses....................       .041       .040**       .039**        .030**       .035**
                                           ----------  ---------    ---------     ---------    ---------
   Net investment income (loss)..........       .035       .038         0.38          .027         .039
   Unit Value at beginning of year.......      1.437      1.399        1.361         1.333        1.292
   Net realized and change in unrealized
     gains (losses)***...................       .001       .000         .000          .001         .002
                                           ----------  ---------    ---------     ---------    ---------
   Unit Value at end of year.............  $   1.473   $  1.437     $  1.399      $  1.361     $  1.333
                                           ==========  =========    =========     =========    =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value.  $     .04   $    .04     $    .04      $    .03     $    .04
   Ratio of operating expenses to
     average
     net assets****......................       2.82%      2.82%**      2.82%**      2.82%**       2.82%**
   Ratio of net investment income to
     average net assets..................       2.38%      2.71%        2.77%         2.47%        3.17%
   Number of units outstanding at end of
     year (thousands)....................    109,666    137,067       47,262        54,565           --

--------------
 * Prior to May 1, 2004, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.
 ** Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.
 ***   Annualized.

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


            TACTICAL AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES*
     PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data, significant and additional data has been audited by KPMG LLP, independent registered public accounting firm, whose report thereon appears in the Tactical Aggressive Stock Account (Account TAS) for Variable Annuities Annual Report as of December 31, 2004. The following information on per unit data, significant and additional data for the fiscal years ended December 31,1995 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TAS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

                  (TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)

                                                     2004        2003       2002        2001       2000
                                                   ----------  ---------  ----------  ---------- ----------
SELECTED PER UNIT DATA
   Total investment income......................   $    .060   $   .053   $    .050   $    .063  $    .084
   Operating expenses...........................        .153       .126        .125        .134       .135
                                                   ----------  ---------  ----------  ---------- ----------
   Net investment income (loss).................       (.093)     (.073)      (.075)      (.071)     (.051)
   Unit Value at beginning of year                     5.191      3.967       4.730       4.986      4.371
   Net realized and change in unrealized
     gains (losses).............................        .822      1.297       (.688)      (.185)      .666
                                                   ----------  ---------  ----------  ---------- ----------
   Unit Value at end of year....................   $   5.920   $  5.191   $   3.967   $   4.730  $   4.986
                                                   ==========  =========  ==========  ========== ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value........   $     .73    $  1.22    $   (.76)  $    (.26) $     .61
   Ratio of operating expenses to average
     net assets**...............................        2.85%      2.85%       2.85%       2.85%      2.85%
   Ratio of net investment income to (loss)
     average net assets.........................       (1.73)%    (1.65)%     (1.70)%     (1.53)%    (1.06)%
   Number of units outstanding at end
     of year (thousands)........................      17,503     12,822      21,164      19,061     13,923
   Portfolio turnover rate......................          91%        61%        116%         49%       106%


                  (TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)

                                                     1999        1998        1997       1996        1995
                                                   ----------  ----------  ---------  ----------  ----------
SELECTED PER UNIT DATA
   Total investment income......................   $    .052   $    .056   $   .063   $    .041   $    .042
   Operating expenses...........................        .110        .098       .085        .069        .057
                                                   ----------  ----------  ---------  ----------  ----------
   Net investment income (loss).................       (.058)      (.042)     (.022)      (.028)      (.015)
   Unit Value at beginning of year                     3.907       3.389      2.623       2.253       1.706
   Net realized and change in unrealized
     gains (losses).............................         522        .560       .788        .398       (.562)
                                                   ----------  ----------  ---------  ----------  ----------
   Unit Value at end of year....................   $   4.371   $   3.907   $  3.389   $   2.623   $   2.253
                                                   ==========  ==========  =========  ==========  ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value........   $     .46   $     .52   $    .77   $     .37   $     .55
   Ratio of operating expenses to average
     net assets**...............................        2.85%       2.85%      2.85%       2.84%       2.83%
   Ratio of net investment income to (loss)
     average net assets.........................       (1.49)%     (1.21)%     (.76)%     (1.13)%      (.74)%
   Number of units outstanding at end
     of year (thousands)........................      15,180      16,452     25,865      30,167      45,575
   Portfolio turnover rate......................          85%        113%        92%         98%        113%

--------------
 * Prior to May 3, 2004, the account was known as The Travelers Timed Aggressive Stock Account for Variable Annuities.
 **    Annualized.

                                   APPENDIX B
--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the Contract date. We limit transfers to an amount of up to 10% of the Fixed Account Contract Value on the semiannual Contract date anniversary. (This restriction does not apply to Qualified Contracts or transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C
--------------------------------------------------------------------------------

                 CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

     Description of The Travelers Insurance Company and The Separate Accounts
            The Insurance Company
            The Separate Accounts
            Investment Objectives, Policies and Risks
     Description of Certain Types of Investments and Investment Techniques
       Available to the Separate Accounts
     Investment Restrictions
            The Travelers Growth and Income Stock Account For Variable Annuities Tactical Growth and Income Stock Account for Variable Annuities Tactical Aggressive Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities The Travelers Money Market Account for Variable Annuities Tactical Short-Term Bond Account for Variable Annuities
     Investment Management and Advisory Services
            Advisory Fees
            TIMCO
            TAMIC
            Code of Ethics
     Valuation of Assets
     Net Investment Factor
     Federal Tax Considerations
     The Board of Managers
     Administrative Services
     Distribution and Principal Underwriting Agreement
     Securities Custodian
     Independent Accountants
     Financial Statements

--------------------------------------------------------------------------------

COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 2, 2005 (FORM NO. L-11165S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE LINE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE CITYPLACE, 3 CP, HARTFORD, CONNECTICUT 06103-3415.

Name:
        ------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                         THE TRAVELERS UNIVERSAL ANNUITY

                              INDIVIDUAL AND GROUP
                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY


















L-11165                                                              May 2, 2005

--------------------------------------------------------------------------------
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
--------------------------------------------------------------------------------

                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                    issued by

                         THE TRAVELERS INSURANCE COMPANY
                 One Cityplace, Hartford, Connecticut 06103-3415
                             Telephone: 800-842-9406

The basic purpose of the variable annuity contract described in this Prospectus is to provide lifetime annuity payments which will vary with the investment performance of one or more Separate Accounts. The contracts described in this Prospectus are available for use by purchasers who previously held individual nonqualified contracts issued by The Travelers Insurance Company ("Company") and funded by The Travelers Fund B for Variable Contracts and/or The Travelers Fund B-1 for Variable Contracts (Contract Numbers VG-30 and LVA-10FB) and who exchanged such contracts in 1993 for the contracts offered by this Prospectus. The Contracts described herein are not available for new sales, although additional purchase payments may be made by purchasers who own existing contracts.

The Separate Accounts available for funding the variable annuities described in this Prospectus have different investment objectives. The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") seeks long-term accumulation of principal through capital appreciation and retention of net investment income, by investing in a portfolio of equity securities, mainly common stocks. The Travelers Quality Bond Account for Variable Annuities ("Account QB") seeks to select investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return. Account QB proposes to achieve this objective by investing in money market instruments and publicly traded debt securities. The Contract Owner bears the investment risk.

This Prospectus sets forth concisely the information about the Separate Accounts that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Accounts is contained in a Statement of Additional Information ("SAI") dated May 2, 2005 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. Additional information about the investments of the Separate Accounts is available in the Accounts' annual and semi-annual reports to shareholders. To request a copy of these reports or the SAI, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, 3 CP, Hartford, Connecticut 06103-3415, call 1-800-842-9406 or access the SEC's website (http://www.sec.gov). The annual and semi-annual reports to shareholders for the Separate Accounts and the SAI are not available on a consumer website because the Accounts do not currently maintain a consumer website as Account shares are only offered through certain variable annuity contracts issued by the Company. See Appendix A for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                   THE DATE OF THIS PROSPECTUS IS MAY 2, 2005

                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS .................................................   ii

SUMMARY ...................................................................   iv

FEE TABLE .................................................................   vi

CONDENSED FINANCIAL INFORMATION ...........................................  C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS ....................    2

INVESTMENT ALTERNATIVES ...................................................    3

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
(ACCOUNT GIS) .............................................................    3

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT QB) ....    4

INVESTMENTS, PRACTICES AND RISKS OF THE SEPARATE ACCOUNTS .................    6

MANAGEMENT ................................................................    8

VOTING RIGHTS .............................................................    8

CHARGES AND DEDUCTIONS ....................................................    9

THE VARIABLE ANNUITIES ....................................................   10

ACCUMULATION PROVISIONS ...................................................   11

PAYOUT PROVISIONS .........................................................   15

FEDERAL TAX CONSIDERATIONS ................................................   18

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS ................................   21

STATE REGULATION ..........................................................   22

LEGAL PROCEEDINGS AND OPINIONS ............................................   22

APPENDIX A - Contents of the Statement of Additional Information ..........   23

                            GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: basic measure used to determine the value of a contract before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity contract is issued.

ANNUITY PAYMENTS: a series of periodic payments for life; for life with either a minimum number of payments or a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

CASH SURRENDER VALUE (REDEMPTION VALUE): the amount payable to the Owner or other payee upon termination of the contract during the lifetime of the Annuitant.

CASH VALUE: the current value of Accumulation Units credited to the contract less any administrative charges.

COMPANY: The Travelers Insurance Company. Also referred to as "us" or "we."

COMPANY'S HOME OFFICE: the principal offices of The Travelers Insurance Company located at One Cityplace, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits, and the provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

INCOME PAYMENTS: optional forms of periodic payments made by the Company which are not based on the life of the Annuitant.

MAJORITY VOTE: a "majority vote of the outstanding voting securities" is defined in the Investment Company Act of 1940 as the lesser of (i) 67% or more of the votes present at a meeting, if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Separate Account are present or represented by proxy, or (ii) more than 50% of the total voting power of all Contract Owners in the Separate Account.

MATURITY DATE: the date on which the first Annuity Payment is to begin.

MINIMUM ACCUMULATED VALUE BENEFIT: the minimum amount applied to effect an Annuity with respect to amounts allocated to Account QB.

MINIMUM DEATH BENEFIT: the minimum amount payable upon the death of an Annuitant before Annuity or Income Payments begin.

NET PURCHASE PAYMENT: the amount applied to the purchase of Accumulation Units, which is equal to the purchase payment less deductions for sales expenses and any applicable premium taxes.

OWNER: a person having rights to benefits under the contract during the lifetime of the Annuitant; the owner may or may not be the Annuitant.

PURCHASE PAYMENT: a gross amount paid to the Company under a variable annuity contract during the accumulation period.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity contract which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

There are eligibility requirements for purchasers described elsewhere in this Prospectus. This Prospectus does not constitute a solicitation of an offer to acquire any interest or participation in the Variable Annuity described in this Prospectus to any person who is ineligible for purchase.

                                     SUMMARY

INTRODUCTION

This Prospectus describes an individual flexible premium variable annuity Contract offered by The Travelers Insurance Company (the "Company"). The Contract is available for use by individual non-qualified purchasers who previously held individual contracts issued by the Company and funded by The Travelers Fund B for Variable Contracts and/or The Travelers Fund B-1 for Variable Contracts and who exchanged such contracts in 1993 for the Contracts offered by this Prospectus. The Contracts described herein are not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. A contract may be returned within ten days of purchase. The applicant bears the investment risk during the period. (See "Right to Return.")

INVESTMENT ALTERNATIVES

There are two Separate Accounts currently available for funding the Variable Annuity contracts described herein: Account GIS and Account QB. Both Accounts are registered with the SEC as diversified open-end management investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). The basic investment objectives of these separate accounts are as follows: Account GIS--long-term accumulation of principal through capital appreciation and retention of net investment income; and Account QB--current income, moderate capital volatility and total return. As is true with all investment companies, there can be no assurance that the objectives of the Investment Alternatives will be achieved. (For a complete discussion of the investment objectives and policies for these funds, please refer to the "Investment Alternatives" section beginning on page 1.)

RISK FACTORS

The investment experience on equity investments over a period of time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issuer. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

INVESTMENT ADVISORY SERVICES

Travelers Asset Management International Company LLC ("TAMIC") furnishes such services to Account QB and Account GIS, according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net asset value of Account QB. TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate average daily net assets of Account GIS, scaling down to 0.40%. In addition, The Travelers Investment Management Company ("TIMCO") provides sub-advisory services in connection with the day-to-day operations of Account GIS. For furnishing investment sub-advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate average daily net assets of Account GIS, scaling down to 0.20%. (See "Management," and "Investment Advisory Fees.")

SALES CHARGES

Prior to the Maturity Date, all or part of the contract value may be withdrawn. (See "Cash Surrender (Redemption) or Withdrawal Value.") A federal tax penalty may apply. This Contract is not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. The sales charge for additional purchase payments is 4.00% of each additional purchase payment (4.17% of the amount invested). There is no minimum purchase payment under this contract.

OTHER CHARGES

Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. The 1.0017% insurance charge is comprised of 0.8500% for mortality risks and 0.1517% for expense risks. (See "Insurance Charge.")

ANNUITY PAYMENTS

At the Maturity Date, the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options" and "Income Options.") If a variable payout is selected, the payments will continue to vary with the investment performance of the selected Investment Alternatives. Before Annuity or Income Payments begin, transfers may be made among available Investment Alternatives without fee, penalty or charge. (See "Transfer Between Separate Accounts.")

OTHER PROVISIONS

If the Annuitant dies before Annuity or Income Payments begin, the death benefit is the larger of the Cash Value less any premium tax, or Premium Payments less prior surrenders. There is no charge for the Minimum Death Benefit. (See "Death Benefit", and "Charges and Deductions.")

After the tenth Contract Year, a minimum amount is payable upon the election of an Annuity Option with respect to amounts that were allocated to Account QB during the accumulation period. There is no charge for the Minimum Accumulated Value Benefit. (See "Minimum Accumulated Value Benefit" and "Charges and Deductions.")

Purchasers have certain voting rights under the contracts. (See "Voting Rights.") The Company reserves the right to terminate inactive contracts under certain circumstances. (See "Termination by the Company and Termination Amount.")

                                    FEE TABLE

   THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (GIS)

         THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (QB)

                                                                GIS         QB
                                                                ---         --
CONTRACT OWNER TRANSACTION EXPENSES

         Sales Charge for Additional Purchase Payments*        4.00%       4.00%

ANNUAL EXPENSES (as a percentage of average net assets)

         Mortality and Expense Risk Fees                       1.00%       1.00%

         Management Fees                                       0.60%       0.32%

         TOTAL ANNUAL EXPENSES                                 1.60%       1.32%

EXAMPLE

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For additional purchase payments made into the Contract subsequent to the Exchange Offer (4% Sales Charge applies), whether or not you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                     GIS               QB
                                     ---               --

                   1 year            $64               $61

                   3 years           $96               $88

                   5 years          $132              $117

                   10 years         $182              $153

The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes which may be applicable.

* This Contract is not available for new sales; however, additional purchase payments may be made by purchasers who own existing contracts.

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
         PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING
                              THROUGHOUT EACH YEAR

The following information on per unit data, significant and additional data has been audited by KPMG LLP, independent registered public accounting firm, whose report thereon appears in The Travelers Growth and Income Stock Account (Account
GIS) for Variable Annuities Annual Report as of December 31, 2004. The following information on per unit data, significant and additional data for the fiscal years ended December 31,1995 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account GIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983

(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)      2004        2003        2002        2001        2000        1999
---------------------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
SELECTED PER UNIT DATA
   Total investment income....................  $    .330   $    .251   $    .229   $    .254   $    .232   $    .256
   Operating expenses.........................       .331        .281        .287        .343        .416        .385
                                                ---------   ---------   ---------   ---------   ---------   ---------
   Net investment income (loss)...............      (.001)      (.030)      (.058)      (.089)      (.184)      (.129)
   Unit Value at beginning of year............     17.028      13.496      17.245      20.498      23.436      19.253
   Net realized and change in unrealized
     gains (losses)...........................      1.876       3.562      (3.691)     (3.164)     (2.754)      4.312
                                                ---------   ---------   ---------   ---------   ---------   ---------
   Unit Value at end of year..................  $  18.903   $  17.028   $  13,496   $  17,245   $  20.498   $  23.436
                                                =========   =========   =========   =========   =========   =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    1.88   $    3.53   $   (3.75)  $   (3.25)  $   (2.94)  $    4.18
   Ratio of operating expenses to average net
     assets...................................       1.90%       1.90%       1.89        1.88%       1.85%       1.85%
   Ratio of net investment income (loss) to
     average net assets.......................      (0.02)%     (0.19)%      (.37)%      (.49)%      (.82)%      (.62)%
   Number of units outstanding at end of year
     (thousands)..............................     19,978      21,853      24,100      27,559      29,879      32,648
   Portfolio turnover rate....................         43%         68%         54%         32%         52%         47%

(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)      1998        1997        1996        1995
---------------------------------------------   ---------   ---------   ---------   ---------
SELECTED PER UNIT DATA
   Total investment income....................  $    .234   $    .228   $    .212   $    .205
   Operating expenses.........................       .303        .228        .175        .140
                                                ---------   ---------   ---------   ---------
   Net investment income (loss)...............      (.069)       .000        .037        .065
   Unit Value at beginning of year............     14.955      11.371       9.369       6.917
   Net realized and change in unrealized
     gains (losses)...........................      4.367       3.584       1.965       2.387
                                                ---------   ---------   ---------   ---------
   Unit Value at end of year..................  $  19.253   $  14.955   $  11.371   $   9.369
                                                =========   =========   =========   =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    4.30   $    3.58   $    2.00   $    2.45
   Ratio of operating expenses to average net
     assets...................................       1.81%       1.70%       1.70%       1.70%
   Ratio of net investment income (loss) to
     average net assets.......................       (.41)%       .00%        .36%        .79%
   Number of units outstanding at end of year
     (thousands)..............................     32,051      29,545      27,578      26,688
   Portfolio turnover rate....................         50%         64%         85%         96%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983

(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)      2004        2003        2002        2001        2000        1999
---------------------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
SELECTED PER UNIT DATA
   Total investment income....................  $    .348   $    .264   $    .240   $    .266   $    .242   $    .267
   Operating expenses.........................       .303        .256        .261        .311        .376        .347
                                                ---------   ---------   ---------   ---------   ---------   ---------
   Net investment income (loss)...............       .045        .008       (.021)      (.045)      (.134)      (.080)
   Unit Value at beginning of year............     17.926      14.172      18.064      21.418      24.427      20.017
   Net realized and change in unrealized
     gains (losses)...........................      1.978       3.746      (3.871)     (3.309)     (2.875)      4.490
                                                ---------   ---------   ---------   ---------   ---------   ---------
   Unit Value at end of year..................  $  19.949   $  17.926   $  14.172   $  18.064   $  21.418      24.427
                                                =========   =========   =========   =========   =========   =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    2.02   $    3.75   $   (3.89)  $   (3.35)  $   (3.01)  $    4.41
   Ratio of operating expenses to average net
     assets...................................       1.65%       1.65%       1.64%       1.63%       1.60%       1.60%
   Ratio of net investment income (loss) to
     average net assets.......................       0.23%        .06%       (.12)%      (.24)%      (.57)%      (.37)%
   Number of units outstanding at end of year
     (thousands)..............................      7,413       8,139       9,089      10,329      11,413      12,646
   Portfolio turnover rate....................         43%         68%         54%         32%         52%         47%

(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)      1998        1997        1996        1995
---------------------------------------------   ---------   ---------   ---------   ---------
SELECTED PER UNIT DATA
   Total investment income....................  $    .243   $    .233   $    .216   $    .208
   Operating expenses.........................       .272        .201        .154        .123
                                                ---------   ---------   ---------   ---------
   Net investment income (loss)...............      (.029)       .032        .062        .085
   Unit Value at beginning of year............     15.510      11.763       9.668       7.120
   Net realized and change in unrealized
     gains (losses)...........................      4.536       3.715       2.033       2.463
                                                ---------   ---------   ---------   ---------
   Unit Value at end of year..................  $  20.017   $  15.510   $  11.763   $   9.668
                                                =========   =========   =========   =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    4.51   $    3.75   $    2.10   $    2.55
   Ratio of operating expenses to average net
     assets...................................       1.56%       1.45%       1.45        1.45%
   Ratio of net investment income (loss) to
     average net assets.......................       (.16)%       .24%        .60%       1.02%
   Number of units outstanding at end of year
     (thousands)..............................     13,894      15,194      16,554      17,896
   Portfolio turnover rate....................         50%         64%         85%         96%

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
         PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING
                              THROUGHOUT EACH YEAR

The following information on per unit data, significant, and additional data has been audited by KPMG LLP, independent registered public accounting firm, whose report thereon appears in The Travelers Quality Bond Account (Account QB) for Variable Annuities Annual Report as of December 31, 2004. The following information on per unit data, significant and additional data for the fiscal years ended December 31,1995 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account QB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983

(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)             2004       2003        2002       2001       2000       1999
---------------------------------------------           --------   --------   ---------  ---------  ---------   --------
SELECTED PER UNIT DATA
   Total investment income............................  $   .304   $   .328   $    .363  $    .402  $    .427   $   .378
   Operating expenses.................................      .110       .105        .097       .101       .092       .091
                                                        --------   --------   ---------  ---------  ---------   --------
   Net investment income..............................      .194       .223        .266       .301       .335       .287
   Unit Value at beginning of year....................     6.917      6.356       6.309      6.063      5.810      5.765
   Net realized and change in unrealized gains
     (losses).........................................      .002       .338       (.219)     (.055)     (.082)     (.242)
                                                        --------   --------   ---------  ---------  ---------   --------
   Unit Value at end of year..........................  $  7.113   $  6.917   $   6.356  $   6.309  $   6.063   $  5.810
                                                        ========   ========   =========  =========  =========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .20   $    .56   $     .05  $     .25  $     .25   $    .04
   Ratio of operating expenses to average net assets..      1.57%      1.57%       1.57%      1.57%      1.57%      1.57%
   Ratio of net investment income to average net
     assets...........................................      2.78%      3.33%       4.31       4.74%      5.69%      4.97%
   Number of units outstanding at end of year
     (thousands)......................................    10,296     11,682      12,733%    15,116     14,045     17,412
   Portfolio turnover rate............................        98%       139%        113%       166%       105%       340%

(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)             1998       1997        1996       1995
---------------------------------------------           --------   --------   ---------  ---------
SELECTED PER UNIT DATA
   Total investment income............................  $   .350   $   .342   $    .368  $    .319
   Operating expenses.................................      .088       .082        .078       .073
                                                        --------   --------   ---------  ---------
   Net investment income..............................      .262       .260        .290       .246
   Unit Value at beginning of year....................     5.393      5.060       4.894      4.274
   Net realized and change in unrealized gains
     (losses).........................................      .110      (.073)      (.124)      .374
                                                        --------   --------   ---------  ---------
   Unit Value at end of year..........................  $  5.765   $  5.393   $   5.060  $   4.894
                                                        ========   ========   =========  =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .37   $    .33   $     .17  $     .62
   Ratio of operating expenses to average net assets..      1.57%      1.57%       1.57%      1.57%
   Ratio of net investment income to average net
     assets...........................................      4.71%      5.00%       5.87       5.29%
   Number of units outstanding at end of year
     (thousands)......................................    21,251     21,521      24,804     27,066
   Portfolio turnover rate............................       438%       196%        176%       138%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983

(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)             2004       2003        2002       2001       2000       1999
---------------------------------------------           --------   --------   ---------  ---------  ---------   --------
SELECTED PER UNIT DATA
   Total investment income............................  $   .321   $   .345   $    .381  $    .421  $    .446   $   .393
   Operating expenses.................................      .097       .093        .086       .089       .081       .080
                                                        --------   --------   ---------  ---------  ---------   --------
   Net investment income..............................      .224       .252        .295       .332       .365       .313
   Unit Value at beginning of year....................     7.281      6.674       6.608      6.335      6.055      5.994
   Net realized and change in unrealized gains
     (losses).........................................      .002       .355       (.229)     (.059)     (.085)     (.252)
                                                        --------   --------   ---------  ---------  ---------   --------
   Unit Value at end of year..........................  $  7.507   $  7.281   $   6.674  $   6.608  $   6.335   $  6.055
                                                        ========   ========   =========  =========  =========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .23   $    .61   $     .07  $     .27  $     .28   $    .06
   Ratio of operating expenses to average net assets..      1.33%      1.33%       1.33%      1.33%      1.33%      1.33%
   Ratio of net investment income to average net
     assets...........................................      3.03%      3.58%       4.56%      4.99%      5.93%      5.22%
   Number of units outstanding at end of year
     (thousands)......................................     3,717      4,207       4,684      5,194      5,491      6,224
   Portfolio turnover rate............................        98%       139%        113%       166%       105%       340%

(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)             1998       1997        1996       1995
---------------------------------------------           --------   --------   ---------  ---------
SELECTED PER UNIT DATA
   Total investment income............................  $   .363   $   .353   $    .379  $    .328
   Operating expenses.................................      .076       .071        .067       .063
                                                        --------   --------   ---------  ---------
   Net investment income..............................      .287       .282        .312       .265
   Unit Value at beginning of year....................     5.593      5.234       5.050      4.400
   Net realized and change in unrealized gains
     (losses).........................................      .114      (.077)      (.128)    (.3850)
                                                        --------   --------   ---------  ---------
   Unit Value at end of year..........................  $  5.994   $  5.593   $   5.234  $   5.050
                                                        ========   ========   =========  =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .40   $    .36   $     .18  $    (.65)
   Ratio of operating expenses to average net assets..      1.33%      1.33%       1.33%      1.33
   Ratio of net investment income to average net
     assets...........................................      4.96%      5.25%       6.12%      5.54
   Number of units outstanding at end of year
     (thousands)......................................     6,880      7,683       8,549      9,325
   Portfolio turnover rate............................       438%       196%        176%       138

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company" or "The Travelers", "us" or "we") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Company is indirectly owned by a wholly owned subsidiary of Citigroup Inc. Citigroup Inc. consists of businesses that produce a broad range of financial services, including asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading. Among its businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, Salomon Smith Barney Asset Management, and Travelers Property Casualty.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity contract described in this prospectus:

      o     The Travelers Insurance Company ("TIC")
      o     The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity contract owners.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts available under the Variable Annuity contracts described in this Prospectus is registered with the SEC under the 1940 Act and will comply with the provisions 1940 Act, and meets the definition of a separate account under the federal securities laws. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

Account GIS was established on September 22, 1967, and Account QB was established on July 29, 1974. Each of these Separate Accounts, although an integral part of the Company, is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

GENERAL

Under Connecticut law, the assets of the Separate Accounts will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Accounts. The assets in the Separate Accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.

                             INVESTMENT ALTERNATIVES

The Investment Alternatives available in connection with the Variable Annuity contracts described herein each have different investment objectives and fundamental investment policies, as are set forth below. Neither the investment objectives nor the fundamental investment policies of an Account can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT ADVISER: TAMIC

SUBADVISER: TIMCO

PORTFOLIO MANAGER: Daniel Willey and Louis Scott

TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers.

Mr. Daniel Willey is President of TIMCO and as part of his responsibilities in this role he oversees the general strategy and direction of portfolios managed by TIMCO, including reviewing each portfolio manager's daily trades. Mr. Willey has been with TIMCO for 10 years and has 25 years of investment management experience.

Mr. Scott joined TIMCO in 1999 and has 16 years of investment management industry experience. As Portfolio Manager for the Account and TIMCO quantitative equity strategies, he focuses primarily on the systematic implementation of model-based strategies and contributes to enhancements in existing stock selection models.

Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Account is contained in the SAI.

INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.

KEY INVESTMENTS: Common stock of large U.S. companies.

SELECTION PROCESS: The Account normally invests at least 80% of its assets in equity securities ("80% investment policy"). Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

o fixed-income securities such as bonds and notes, including U.S. Government securities
o     exchange-traded stock index futures
o     covered call options, put options
o     foreign securities

For a complete list of all investments available to Account GIS, please refer to the Investments at a Glance table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investments of Account GIS, please refer to the Investments, Practices and Risks section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

      1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

      2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes

      3. purchase interests in real estate represented by securities for which there is an established market

      4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors

      5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer)

      6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures Contracts and

      7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933)

                       THE TRAVELERS QUALITY BOND ACCOUNT
                       FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT ADVISER: TAMIC

PORTFOLIO MANAGER: Gene Collins and Kurt Lin

Since January 2004, the Travelers Quality Bond Account for Variable Annuities has been managed by Gene Collins and Kurt Lin.

Mr. Collins is a Senior Vice President of TAMIC. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities. Mr. Lin is a Vice President of TAMIC and is responsible for managing US investment grade portfolios and structured products. He also trades corporate bonds, derivatives and currencies. Prior to joining TAMIC in 1997, Mr. Lin was the senior derivatives trader at Smith Barney.

Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Account is contained in the SAI.

INVESTMENT OBJECTIVE: Current income, moderate capital volatility and total return.

KEY INVESTMENTS: Investment grade debt securities and money market instruments.

SELECTION PROCESS: The Account normally invests at least 80% of its assets in investment-grade bonds and debt securities ("80% investment policy"). Investment-grade bonds are those rated within the four highest categories by Standard & Poor's Ratings Group, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization, or if, unrated, determined to be of comparable quality by the adviser. The adviser expects that the Fund's investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account's total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

o     treasury bills
o     repurchase agreements
o     commercial paper
o     certificates of deposit
o     banker's acceptances
o     bonds, notes, debentures
o     convertible securities
o     when-issued securities
o     interest rate future Contracts

Commercial paper rated in the top category by a nationally recognized statistical rating organization is included in the Account's 80% investment policy.

For a complete list of all investments available to Account QB, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investments of Account QB, please refer to the Investments, Practices and Risks section of this prospectus.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

      1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit)

      2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes

      3. purchase interests in real estate represented by securities for which there is an established market

      4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors

      5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer) and

      6. make purchases on margin in the form of short-term credits that are necessary for the clearance of transactions, and place up to 5% of its net asset value in total margin deposits for positions in futures Contracts.

            INVESTMENTS, PRACTICES AND RISKS OF THE SEPARATE ACCOUNTS

Each Account invests in various instruments subject to its particular investment policy. The Accounts invest in some or all of the following, as indicated below and in the Statement of Additional Information. For a free copy of the Statement of Additional Information, see the front cover of this prospectus.

EQUITIES: Equity securities include common and preferred stock, warrants, rights, depository receipts and shares, trust certificates, and real estate instruments. Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Equity securities that are traded over-the-counter may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

When you sell your shares, they may be worth more or less than what you paid for them.

FIXED INCOME INVESTMENTS: Each Account may invest in fixed income securities. Fixed income securities include U.S. government securities, certificates of deposit, and short-term money market instruments. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as short-term interest rates fall and decreases as short-term interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by its issuer's credit quality. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).

FOREIGN SECURITIES: An investment in foreign securities involves risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Account also bears an "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If an Account invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Account's assets.

DERIVATIVES AND HEDGING TECHNIQUES: An Account may use derivative contracts, such as futures and options on securities, for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates;
o     As a substitute for buying or selling securities
o     To enhance return

Even a small investment in derivative contracts can have a big impact on an Account's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

For a more complete description of derivative and hedging techniques and their associated risks, please refer to the Statement of Additional Information.

OTHER RISK FACTORS

SELECTION RISK: Account investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITIONS: The Accounts may depart from principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in various types of money market and short-term debt securities. If an Account takes a temporary defensive position, it is not pursuing its investment goal.

PRICING OF SECURITIES HELD BY THE MANAGED SEPARATE ACCOUNTS

The value of the assets of the Separate Accounts are determined on each Valuation Date as of the close of regular trading (generally, 4:00 p.m. Eastern
Time) each day the New York Stock Exchange (the "Exchange") is open. An Account's portfolio securities are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on the exchange on which the security is traded. If there has been no sale on a particular Valuation Date, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available the market price is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price or a price is deemed to be unreliable, the securities are valued at the mean between the quoted bid and asked prices on the Valuation Date, or when there have been no reported sales on that date, on the last reported bid and asked prices or in either case on the basis of quotations received from any reputable broker or other recognized source. Short-term investments for which a quoted market price if available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market are valued at amortized cost, which approximates market.

The Accounts generally invest in widely traded securities making market valuation generally reliable. However, the Accounts could be required to determine the fair value of a security in cases in which the security's market price is unavailable or has become unreliable.

An Account would use the fair value of a portfolio security when market quotations or prices are not "readily available" or are unreliable due to certain situations including low trading volume of that security, a halt in the security's trading during the day, or a significant event affecting the security's issuer that occurs after the close of the market on which the security trades but before the Account values its assets. Certain types of securities are more likely to be affected by these situations. For example, the value of foreign securities may be more susceptible to being affected by significant events due to the intervening time between the close of the security's exchange and the time the Account values its assets. However, the closing price of domestic equity securities can also be affected by events specific to the issuer, as well as events such as terrorism, or natural disaster that may have broad market impact.

The investment advisor evaluates whether market quotations are readily available and, if not, applies the fair value pricing procedures adopted by the Account's Board of Managers. The use of fair value procedures to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When an Account uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Account will be able to obtain the fair value assigned to a security upon the sale of that security.

DISCLOSURE OF PORTFOLIO HOLDINGS OF THE MANAGED SEPARATE ACCOUNTS

Please see the Statement of Additional Information for information relating to the policy of the Managed Separate Accounts with respect to the disclosure of portfolio security holdings.

                                   MANAGEMENT

      The investments and administration of Accounts GIS and QB are under the direction of their Boards of Managers. Subject to the authority of each Board of Managers, TAMIC and TIMCO furnish investment management and advisory services to Accounts GIS and QB. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

      TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One CityPlace, Hartford, Connecticut 06115. TAMIC is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company.

      TIMCO is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at 100 First Stamford Place, Stamford, Connecticut, 06902. TIMCO is a subsidiary of Salomon Smith Barney Holdings Inc. which is a wholly owned subsidiary of Citigroup Inc.

                                  VOTING RIGHTS

Owners of the Variable Annuity contracts participating in Accounts GIS and QB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies or other policies relative to the account requiring the Owners' approval; (ii) amendment of the investment advisory agreement; (iii) election of the members of the Board of Managers of the account; (iv) ratification of the selection of an independent accountants for the account; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each Owner may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract, divided by (ii) the value of an Accumulation Unit. During the annuity period, an Owner's voting rights will decline as the reserve for the contract declines. Accounts GIS and QB are also used to fund certain other Variable Annuity contracts than the Variable Annuity contracts described in this Prospectus; votes attributable to such other annuities are computed in an analogous manner.

Votes for which Annuitants were entitled to instruct the Owner, but for which the Owner has received no instructions, will be cast by the Owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

On the death of the Annuitant, all voting rights will vest in the beneficiary of the Variable Annuity contract.

                             CHARGES AND DEDUCTIONS

Charges under variable annuity contracts offered by this Prospectus are assessed in two ways: as deductions from purchase payments for sales expenses and applicable premium taxes, and as charges to the Separate Accounts for investment advisory services and the assumption of mortality and expense risks.

DEDUCTIONS FROM PURCHASE PAYMENTS

This Contract is not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. The sales charge for additional purchase payments is 4.00% of each additional purchase payment (4.17% of the amount invested). There is no minimum Purchase Payment under this contract.

PREMIUM TAX

Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

MINIMUM DEATH BENEFIT AND MINIMUM ACCUMULATED VALUE BENEFIT CHARGE

There is no charge for the Minimum Death Benefit and the Minimum Accumulated Value Benefit. (See "Death Benefit" and "Minimum Accumulated Value Benefit.")

INSURANCE CHARGE

There is an insurance charge against the assets of each Separate Account to cover the mortality and expense risks associated with guarantees which the Company provides under the Variable Annuity contracts. This charge, on an annual basis, is 1.0017% of the Separate Account value and is deducted on each Valuation Date at the rate of 0.00363% for each day in the Valuation Period.

The mortality risk assumed by the Company under the contract assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments which will be paid under the contract and relieves the Owner from the risk that the Annuitant will outlive the funds which have been accumulated for retirement.

With respect to amounts which are not applied to provide an annuity (i.e., amounts which are surrendered for cash or which have been paid as Income Payments), the Company bears no mortality risk and amounts previously charged to cover this risk are of no benefit to the Owner.

The Company also assumes the risk that the charges under the contracts, which cannot be increased during the duration of the contract, will be insufficient to cover actual costs. The Company does not, however, project any deficiency in the amount of the sales load.

If the amount deducted for these mortality and expense risks is not sufficient to cover actual mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess will be a profit to the Company. The Company expects to make a profit from the insurance charge.

INVESTMENT ADVISORY AND SUB-ADVISORY FEES

TAMIC furnishes investment management and advisory services to Account GIS according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For Account GIS, TAMIC receives an amount equivalent on an annual basis to the following:

            ANNUAL                                      AGGREGATE NET ASSET
        MANAGEMENT FEE                                  VALUE OF THE ACCOUNT
        --------------                                  --------------------
             0.65%             of the first             $  500,000,000, plus
             0.55%             of the next              $  500,000,000, plus
             0.50%             of the next              $  500,000,000, plus
             0.45%             of the next              $  500,000,000, plus
             0.40%             of amounts over          $2,000,000,000

TIMCO provides sub-advisory services to Account GIS in connection with the day to day operations of the Account.

      For furnishing investment Sub-Advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to the following:

             ANNUAL                                     AGGREGATE NET ASSET
        SUB-ADVISORY FEE                                VALUE OF THE ACCOUNT
        ----------------                                --------------------
             0.45%             of the first             $  700,000,000, plus
             0.275%            of the next              $  300,000,000, plus
             0.25%             of the next              $  500,000,000, plus
             0.225%            of the next              $  500,000,000, plus
             0.20%             of amounts over          $2,000,000,000

These fees are calculated daily and paid monthly.

                             THE VARIABLE ANNUITIES

The individual Variable Annuities described in this Prospectus are both insurance products and securities. As insurance products, they are subject to the insurance laws and regulations of each state. The underlying product is an annuity under which Purchase Payments are paid to the Company and credited to the Owner's contract to accumulate until retirement.

The following brief description of the key features of the Variable Annuity is subject to the specific terms of the contract itself. Reference should also be made to the Glossary of Special Terms.

GENERAL BENEFIT DESCRIPTION

Under the Automatic Option, the Company will automatically begin paying Annuity Payments to the Owner on the Maturity Date, if the Annuitant is then living. (See "Automatic Option.") The Owner may choose instead a number of alternative arrangements for benefit payments. If the Annuitant dies before a payout begins, the Company will pay a death benefit under the Contract (see "Death Benefit."). After the tenth Contract Year, a minimum amount is payable upon the election of an Annuity Option with respect to amounts that were allocated to Account QB during the accumulation period (see "Minimum Accumulated Value Benefit").

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT

No Purchase Payments after the first are required to keep the contract in effect. However, the Company reserves the right to terminate the contract on any Valuation Date if the Cash Value as of that date is less than $500 and purchase payments have not been paid for at least three years. Termination will not occur until 31 days after the Company has mailed notice of termination to the Owner at the last known address and to any assignee of record. If the contract is terminated, the Company will pay to the Owner the Cash Value of the contract, if any, less any applicable premium tax not previously deducted.

DEFERRED MATURITY OPTION

Up to 30 days before the Maturity Date, the Owner may request (in writing) a Deferred Maturity Date. The same terms and conditions applicable to the contract before the Maturity Date will continue to the Deferred Maturity Date. If the Annuitant dies before the Deferred Maturity Date, the Company will pay the Cash Value to the beneficiary. The Deferred Maturity Date may be any time before the Annuitant's 70th birthday, or, with the consent of the Company, any later date. (See "Federal Tax Considerations.") If the Annuitant is living on the Deferred Maturity Date, the annuity will be payable, unless otherwise elected, under the same terms and conditions as the annuity that would have been payable at the Maturity Date had a Deferred Maturity Date not been elected. The amount of the Annuity Payment will be determined as described in "Annuity Options."

SUSPENSION OF PAYMENTS

If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in each Separate Account and the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")

                             ACCUMULATION PROVISIONS

APPLICATION OF PURCHASE PAYMENTS

The initial Purchase Payment is due and payable before the contract becomes effective. Each Purchase Payment is payable at the Company's Home Office.

If the application for the contract is in good order, the first net Purchase Payment (the Purchase Payment after deduction of sales charges and any applicable premium tax) will be applied by the Company to provide Accumulation Units to the credit of the contract as of the valuation next following receipt of the Purchase Payment in the mail at the Company's Home Office, or on the date indicated by the applicant in the application for the contract, if later. If the application for the contract is not in good order, the Company will attempt to get it in good order within five business days. If it is not complete at the end of this period, the Company will inform the applicant of the reason for the delay and that the purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the Purchase Payments until the application is complete. Once the application is complete, the net Purchase Payment will be applied within two business days. Any net Purchase Payment after the first will be applied as of the valuation next following its receipt in the mail at the Company's Home Office.

The net Purchase Payment will be allocated to the Separate Account in the proportion specified in the application for the contract or as directed by the Owner from time to time. The Owner may allocate all or part of each net Purchase Payment to any Separate Account described in this Prospectus.

NUMBER OF ACCUMULATION UNITS

The number of Accumulation Units to be credited to a contract in each Separate Account upon payment of a Purchase Payment will be determined by dividing the Purchase Payment applied to the Separate Account by the current Accumulation Unit Value of that Separate Account.

ACCUMULATION UNIT VALUE

The dollar value of an Accumulation Unit for each Separate Account was established at $1.00 at its inception. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR

Each Separate Account's net investment rate for any Valuation Period is equal to the gross investment rate for that Separate Account less a deduction of
0.0000363 for Account QB, and 0.0000398 for Account GIS, for each day in the Valuation Period. The gross investment rate for the Valuation Period is equal to
(i) the investment income and capital gains and losses, whether realized or unrealized, on the assets of the Separate Account less a deduction for any applicable taxes, including income taxes arising from income and realized and unrealized capital gains of the Separate Account, divided by (ii) the amount of the assets at the beginning of the Valuation Period.

At the present time, no federal taxes are deducted from the Separate Accounts. (See "Federal Tax Considerations.") The gross investment rate for a Separate Account may be either positive or negative.

The net investment factor for a Separate Account for any Valuation Period is the sum of 1.000000 plus the net investment rate.

CASH VALUE

The Cash Value of the contract on any date will be equal to the sum of the accumulated values in the Separate Accounts credited to that contract. The accumulated value in a Separate Account is equal to the number of Accumulation Units credited to the contract in that Separate Account, multiplied by the Accumulation Unit Value for that Separate Account.

CASH SURRENDER (REDEMPTION) OR WITHDRAWAL VALUE

Before the due date of the first Annuity Payment, upon receipt of a written request, the Company will pay all or any portion of the Cash Value, adjusted for any applicable premium tax, to the Owner. The Company may defer payment of any Cash Value for a period of not more than seven days after the request is received in the mail at its Home Office, but it is its intent to pay as soon as possible.

The amount of the Cash Value received may be more or less than the Purchase Payments paid depending on the value of the contract at the time of surrender. (For the federal income tax consequences of surrenders, see "Federal Tax Considerations.")

DEATH BENEFIT

If the Annuitant dies before Annuity or Income Payments begin, the Company will pay to the beneficiary the greater of (a) the Cash Value of the contract as of the date it receives proof of death at its Home Office, less any premium tax incurred, or (b) the total Purchase Payments made under the contract, less prior surrenders or outstanding cash loans.

MINIMUM ACCUMULATED VALUE BENEFIT UPON ELECTION OF AN ANNUITY--ACCOUNT QB

If an Annuity Option is elected after the tenth Contract Year, the amount applied under an Annuity Option while there is Cash Value which has not been applied to effect any Annuity or Income Options will not be less than the following:

1. the sum of all net premiums allocated to Account QB under the contract, plus

2.    the sum of all amounts transferred into Account QB, minus

3.    the sum of all amounts transferred out of Account QB, minus

4. any partial surrenders (whether paid in one sum or applied as an Annuity or Income Option), minus

5. the value of Accumulation Units credited to this contract in Account QB which are not applied to effect the Annuity.

This benefit is not available on contracts issued in California.

RIGHT TO RETURN

During the ten days following the delivery of the contract to the applicant, the applicant may return the contract to the Company by mail or in person, if for any reason the applicant has changed his or her mind. On return of the contract, the Company will pay to the applicant the Cash Value determined as of the Valuation Date next following receipt of the written request at the Company's Home Office (or any other office which the Company may designate) plus an amount equal to the difference between the Purchase Payment paid for the contract and the Net Purchase Payment. The applicant bears the investment risk during this period.

TRANSFER BETWEEN SEPARATE ACCOUNTS

At any time up to 30 days before the due date of the first Annuity Payment, the Owner may, upon written request to the Company, transfer all or any part of the Cash Value of the contract from one Separate Account to any other Separate Account described in this Prospectus. The Company reserves the right to limit the number of transfers between Separate Accounts, but will not limit transfers to less than one in any six month period. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be reduced. The reduction will be determined by dividing the amount transferred by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the request in the mail at its Home Office. The number of Accumulation Units credited to the Separate Account to which the transfer is made will be increased. The increase will be determined by dividing the amount transferred, less the Separate Account transfer charge, if any, by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the written request from the Owner at its Home Office. There is currently no Separate Account transfer charge. Once Annuity Payments begin, no further transfers may be made between the Separate Accounts.

MARKET TIMING/EXCESSIVE TRADING

The variable annuity contract is intended for use as a long-term investment vehicle and is not designed to serve as a vehicle for excessive trading or market timing in an attempt to take advantage of short-term fluctuations in the stock market. Excessive trading is disruptive to the management of the Separate Accounts and increases overall costs to all investors in the Separate Accounts. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading activity, we will consider, among other things, the following factors:

      o     the dollar amount you request to transfer;
      o     the number of transfers you made within the previous three months;
      o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
      o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

      o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or
      o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

      o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.
      o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Contract Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Contract Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

The Board of Managers of each Managed Separate Account has adopted policies and procedures with respect to excessive trading and market timing activity. Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of an Underlying Fund because the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

                                PAYOUT PROVISIONS

SEPARATE ACCOUNT ALLOCATION

When Annuity Payments begin, the accumulated value in each Separate Account will be applied to provide an Annuity with the amount of Annuity Payments varying with the investment experience of that same Separate Account. As described in "Transfer Between Separate Accounts," the Owner may elect to transfer Cash Value from one Separate Account to another in order to reallocate the basis on which Annuity Payments will be determined.

DETERMINATION OF FIRST PAYMENT

The contract contains tables used to determine the first monthly Annuity Payment. The amount applied to effect an Annuity will be the Cash Value of the contract as of 14 days before the date Annuity Payments commence less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the Annuity Option elected (see "Automatic Option") and the adjusted age of the Annuitant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. (When permitted by state law, the Company may allow the contract owner to elect an assumed net investment rate other than the 3.5% specified in the contract. In that event, the first monthly payment would differ from that shown in the contract. A higher interest rate assumption would mean a higher initial payment but more slowly rising subsequent payments or more rapidly falling subsequent payments. A lower assumption would have the opposite effect.) The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the contract by the number of thousands of dollars of value of the contract applied to that Annuity Option. The Company reserves the right to require proof of age before Annuity Payments begin.

ANNUITY UNIT VALUE

The dollar value of an Annuity Unit for each Separate Account was established at $1.00 at inception. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and mailing of annuity checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

Specifically, the Annuity Unit Value for a Separate Account as of a Valuation Date is equal to (a) the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by (b) the net investment factor for the Valuation Period ending on or next following 14 days prior to the current Valuation Date, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a Valuation Period of one day is
1.0000942 and, for a period of two days, is 1.0000942 x 1.0000942.)

The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value on the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS

The number of Annuity Units credited to the contract is determined by dividing the first monthly Annuity Payment attributable to each Separate Account by the Separate Account's Annuity Unit Value as of the due date of the first Annuity Payment. The number of Annuity Units remains fixed during the annuity period.

DETERMINATION OF SECOND AND SUBSEQUENT PAYMENTS

The dollar amount of the second and subsequent Annuity Payments is not predetermined and may change from month to month based on the investment experience of either or both of the Separate Accounts. The actual amounts of these payments are determined by multiplying the number of Annuity Units credited to the contract in each Separate Account by the corresponding Annuity Unit Value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level Annuity Unit Value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

ANNUITY OPTIONS

Subject to conditions in "Election of Options," all or any part of the Cash Value of the contract otherwise payable in one sum to the Owner on the Maturity Date or prior Cash Surrender of the contract, or amounts payable under the contract in one sum to the beneficiary upon the death of the Annuitant, may be paid under one or more of the Annuity Options below.

AUTOMATIC OPTION--Unless otherwise specified in the application or the plan and if no election has been made, if the Annuitant is then living on the Maturity Date, the Company will pay to the Owner the first of a series of Annuity Payments based on the life of the Annuitant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1--LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last monthly payment preceding death. This option offers the maximum monthly payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died before the due date of the second Annuity Payment, only two if the Annuitant died before the third Annuity Payment, etc.

OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the Annuity began.

OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. It would be possible under this option to receive only one Annuity Payment if both Annuitants died before the due date of the second Annuity Payment, only two if they died before the third Annuity Payment, etc.

OPTION 5--JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee, in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6--OTHER ANNUITY OPTIONS: The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

Subject to the conditions described under "Election of Options" below, all or any part of the Cash Value of the contract otherwise payable in one sum to the Owner on the Maturity Date or prior Cash Surrender of the contract, or amounts payable under the contract in one sum to the beneficiary on the death of the Annuitant, may be paid under one or more of the income options described below.

OPTION 1--PAYMENTS OF A FIXED AMOUNT: The Company will make equal monthly payments of the amount elected until the Cash Value applied under this option has been exhausted. The first monthly payment will be paid from each Separate Account in the same proportion that the respective Cash Values bear to the total Cash Value applied as of fourteen days before the first payment is due. The second and subsequent payments from each Separate Account will be the same as the first payment under this option. The final payment will include any amount insufficient to make another full payment.

OPTION 2--PAYMENTS FOR A FIXED PERIOD: The Company will make monthly payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Value applied under this option divided by the number of remaining payments.

OPTION 3--INVESTMENT INCOME: The Company will make monthly payments during the lifetime of the primary payee, or for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Value under this option over the amount applied under this option. No payment will be made if the Cash Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.")

The Cash Value used to determine the amount of any Income Payment will be calculated as of 14 days before the date an Income Payment is due and will be determined on the same basis as the Cash Value of the contract, including the deduction for mortality risks. Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any Income Option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the Annuitant may outlive the payment period. While Income Options do not directly involve mortality risks for the Company, an Owner may elect to apply the remaining Cash Value to provide an Annuity at the guaranteed rates even though Income Payments have been received under an Income Option. Before an Owner makes any Income Option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

ELECTION OF OPTIONS

Election of an option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Owner of the contract. The terms of the options elected by some beneficiaries may be restricted to meet the qualification requirements of
Section 72(s) of the Internal Revenue Code. If, at the death of the Annuitant, there is no election in effect for that Annuitant, election of an option must be made by the beneficiary entitled to any death benefit payable in one sum under the contract. The minimum amount that can be placed under an Annuity or Income Option will be $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals.

                           FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

      The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter and distributor of the Contracts is Travelers Distribution LLC (TDLLC), One Cityplace, Hartford, CT 06103-3415. TDLLC is affiliated with the Company and the Separate Account.

      Up-front compensation paid to sales representatives will not exceed 8.00% of the purchase payments made under the Contracts. If asset-based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

                                STATE REGULATION

The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

                         LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                                   APPENDIX A

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information relating to the Separate Accounts and financial statements of The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

Description of The Travelers and the Separate Accounts

The Insurance Company

The Separate Accounts

Investment Objectives, Policies and Risks

Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts

The Travelers Growth and Income Stock Account for Variable Annuities

The Travelers Quality Bond Account for Variable Annuities

Disclosure of Portfolio Holdings of the Managed Separate Accounts

Investment Management and Advisory Services

Board Review and Approval of Investment Advisory Agreements

Advisory Fees

TIMCO

TAMIC

Code of Ethics

Portfolio Managers

Valuation of Assets

Federal Tax Considerations

The Board of Managers

Distribution and Principal Underwriting Agreement

Administrative Services

Securities Custodian

Incorporation of Certain Documents by Reference

Independent Registered Public Accounting Firm

Proxy Voting Policies and Procedures

Financial Statements

--------------------------------------------------------------------------------

COPIES OF THE SAI DATED MAY 2, 2005 (FORM NO. L11895S), ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE ABOVE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE CITYPLACE, HARTFORD, CONNECTICUT 06103-3415.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                       AND

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                              Individual Purchases

L-11895                                                           TIC Ed. 5-2005

--------------------------------------------------------------------------------
        TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
--------------------------------------------------------------------------------

                        GROUP VARIABLE ANNUITY CONTRACTS

                                    issued by

                         THE TRAVELERS INSURANCE COMPANY

                 One Cityplace, Hartford, Connecticut 06103-3415
                             Telephone: 800-842-9406

      The group Variable Annuities described in this Prospectus are available only for use in connection with pension and profit-sharing plans qualified under
Section 401(a) or 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The basic purpose of the Variable Annuity contract is to provide lifetime Annuity Payments which will vary with the investment performance of one or more Separate Accounts.

      The Separate Accounts available for funding the Variable Annuities described in this Prospectus have different investment objectives. The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") seeks long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks. The basic investment objective of The Travelers Quality Bond Account for Variable Annuities ("Account QB") is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return. Account QB proposes to achieve this objective by investing in money market obligations and in publicly traded debt securities.

      This Prospectus sets forth concisely the information about Account GIS and Account QB (the "Separate Accounts") that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Accounts is contained in a Statement of Additional Information ("SAI") dated May 2, 2005 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.
Additional information about the investments of the Separate Accounts is available in the Accounts' annual and semi-annual reports to shareholders. To request a copy of these reports or the SAI, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, 3 CP, Hartford, Connecticut 06103-3415, call 1-800-842-9406 or access the SEC's website (http://www.sec.gov). The annual and semi-annual reports to shareholders for the Separate Accounts and the SAI are not available on a consumer website because the Separate Accounts do not currently maintain a consumer website as Separate Account shares are only offered through certain variable annuity contracts issued by the Company. See Appendix A for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                   THE DATE OF THIS PROSPECTUS IS MAY 2, 2005.

                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS ................................................    iv

SUMMARY ..................................................................    vi

FEE TABLE ................................................................  viii

CONDENSED FINANCIAL INFORMATION ..........................................   C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS ...................     1

INVESTMENT ALTERNATIVES ..................................................     1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
(ACCOUNT GIS) ............................................................     2

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT QB) ...     3

INVESTMENT, PRACTICES AND RISKS OF THE SEPARATE ACCOUNTS .................     5

MANAGEMENT ...............................................................     4

VOTING RIGHTS ............................................................     7

CHARGES AND DEDUCTIONS ...................................................     8

THE VARIABLE ANNUITIES ...................................................    10

ACCUMULATION PROVISIONS ..................................................    12

PAYOUT PROVISIONS ........................................................    15

FEDERAL TAX CONSIDERATIONS ...............................................    18

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS ...............................    21

STATE REGULATION .........................................................    22

LEGAL PROCEEDINGS AND OPINIONS ...........................................    22

APPENDIX A - Contents of the Statement of Additional Information .........    23

                            GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: the basic measure used to determine the value of a contract before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity contract is issued.

ANNUITY COMMENCEMENT DATE: the date on which a Participant's Annuity Payments are to begin under the terms of the plan.

ANNUITY PAYMENTS: a series of periodic payments for life; for life with either a minimum number of payments of a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

CASH SURRENDER VALUE: the amount payable to the Owner or other payee upon termination of the contract during the lifetime of the Annuitant.

CASH VALUE: the current value of Accumulation Units credited to the contract less any administrative charges.

COMPANY: The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal executive offices of The Travelers Insurance Company located at One Cityplace, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits and provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

INCOME PAYMENTS: optional forms of periodic payments made by the Company which are not based on the life of the Annuitant.

INDIVIDUAL ACCOUNT: Accumulation Units credited to a Participant or beneficiary.

MAJORITY VOTE: a "majority vote of the outstanding voting securities" is defined in the Investment Company Act of 1940 as the lesser of (i) 67% or more of the votes present at a meeting, if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Separate Account are present or represented by proxy, or (ii) more than 50% of the total voting power of all Contract Owners in the Separate Account.

NET PURCHASE PAYMENT (NET PREMIUM PAYMENT): the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less deductions for sales expenses, any applicable annual contract charge and any applicable premium taxes.

OWNER: the entity to which the master group contract is issued, usually the employer.

OWNER'S ACCOUNT: Accumulation Units credited to the Owner.

PARTICIPANT: an eligible person who participates in the plan.

PARTICIPANT'S INTEREST: the Cash Value to which the Participant is entitled under the Plan.

PLAN: the plan under which the contract is issued.

PURCHASE PAYMENT (PREMIUM PAYMENT): a gross amount paid to the Company under the contract during the accumulation period.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of the Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity contract which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

THERE ARE ELIGIBILITY REQUIREMENTS FOR PURCHASERS DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO ACQUIRE ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY DESCRIBED IN THIS PROSPECTUS TO ANY PERSON WHO IS INELIGIBLE FOR PURCHASE.

                                     SUMMARY

INTRODUCTION

      There are two Separate Accounts currently available for funding the Variable Annuity contracts described herein. The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) and The Travelers Quality Bond Account for Variable Annuities (Account QB) are registered with the SEC as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

      The basic investment  objectives of the Separate  Accounts are as follows:
Account GIS--long-term accumulation of principal through capital appreciation and retention of net investment income; Account QB--current income, moderate capital volatility and total return. As is true with all investment companies, there can be no assurance that the objectives of the Separate Accounts will be achieved.

RISK FACTORS

      The investment experience on equity investments over a period of time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investors' confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

      The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to apply principal and interest.

INVESTMENT ADVISORY SERVICES

      Travelers Asset Management International Company LLC ("TAMIC") furnishes investment management and advisory services to Accounts QB and GIS according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate average daily net assets of Account GIS, scaling down to 0.40%.

      In addition, The Travelers Investment Management Company ("TIMCO") provides sub-advisory services in connection with the day to day operations of Account GIS. For furnishing investment sub-advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate average daily net assets of Account GIS, scaling down to 0.20%. (See "Management," and "Investment Advisory Fees.")

CHARGES AND DEDUCTIONS

      A sales charge equal to 2% (2.04% of the amount invested) of the gross Premium Payment is deducted from the Purchase Payments. The sales charge will be reduced by 2% of any applicable annual contract charge. (See "Deductions from Purchase Payments" and "Annual Contract Charge.")

      There is a $50 annual contract charge assessed against each group contract. (See "Annual Contract Charge.")

      A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. (See "Charges and Deductions.")

      A contract may be surrendered (redeemed) for cash, in whole or in part, prior to the commencement of Annuity Payments. There is a surrender charge of 2% of any Cash Value surrendered during the first five contract years. (See "Cash Surrender (Redemption) or Withdrawal Value.")

      Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender, or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

ANNUITY PAYMENTS

      At a Participant's Annuity Commencement Date (usually at retirement), the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options" and "Income Options.") If a variable payout is selected, the payments will continue to vary with the investment performance of the selected Investment Alternatives.

TRANSFERS AND WITHDRAWALS

      In the event that a Participant in the plan is terminated prior to that Participant's Annuity Commencement Date, the Participant's interest may be paid in cash or in other forms of payout. (See "Benefit in the Event of Termination of a Participant, the Plan or the Contract.")

      Before Annuity or Income Payments begin, transfers may be made among available Investment Alternatives without fee, penalty or charge. (See "Transfer Between Separate Accounts.")

VOTING RIGHTS

      Owners have certain voting rights under the contracts. (See "Voting Rights.")

OTHER PROVISIONS

      The Company  reserves  the right to  terminate  inactive  contracts  under
certain  circumstances.   (See  "Termination  by  the  Company  and  Termination
Amount.")

      The contracts will be sold by life insurance sales representatives representing the Company or certain other registered broker-dealers. (See "Distribution of Variable Annuity Contracts.")

                                    FEE TABLE

   THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (GIS)
         THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (QB)

                                                                                                 GIS                QB
                                                                                                 ---                --
CONTRACT OWNER TRANSACTION EXPENSES

         Sales Load Imposed on Purchases (as a percentage of purchase payments) ...........      2.00%             2.00%

         Surrender Charge (as a percentage of cash value surrendered) .....................      2.00%             2.00%

ANNUAL CONTRACT FEE (per group Contract) ..................................................   $ 50.00            $ 50.00

ANNUAL EXPENSES (as a percentage of average net assets)

         Mortality and Expense Risk Fees ..................................................      1.00%             1.00%

         Management Fees ..................................................................      0.60%             0.32%

TOTAL ANNUAL EXPENSES .....................................................................      1.60%             1.32%

EXAMPLE

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      If you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                                GIS            QB
                                                ---            --
                  1 year                        $46            $44
                  3 years                      $102            $94
                  5 years                      $160           $147
                  10 years                     $207           $177

      If you do not surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                                GIS            QB
                                                ---            --
                  1 year                        $27            $24
                  3 years                       $83            $74
                  5 years                      $141           $127
                  10 years                     $207           $177

The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers or reductions of these expenses, see "Charges and Deductions," and "Surrender Charge." Expenses shown do not include premium taxes which may be applicable.

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
         PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING
                              THROUGHOUT EACH YEAR

The following information on per unit data, significant and additional data has been audited by KPMG LLP, independent registered public accounting firm, whose report thereon appears in The Travelers Growth and Income Stock Account (Account
GIS) for Variable Annuities Annual Report as of December 31, 2004. The following information on per unit data, significant and additional data for the fiscal years ended December 31,1995 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account GIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983

(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)      2004        2003        2002        2001        2000        1999
---------------------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
SELECTED PER UNIT DATA
   Total investment income....................  $    .330   $    .251   $    .229   $    .254   $    .232   $    .256
   Operating expenses.........................       .331        .281        .287        .343        .416        .385
                                                ---------   ---------   ---------   ---------   ---------   ---------
   Net investment income (loss)...............      (.001)      (.030)      (.058)      (.089)      (.184)      (.129)
   Unit Value at beginning of year............     17.028      13.496      17.245      20.498      23.436      19.253
   Net realized and change in unrealized
     gains (losses)...........................      1.876       3.562      (3.691)     (3.164)     (2.754)      4.312
                                                ---------   ---------   ---------   ---------   ---------   ---------
   Unit Value at end of year..................  $  18.903   $  17.028   $  13,496   $  17,245   $  20.498   $  23.436
                                                =========   =========   =========   =========   =========   =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    1.88   $    3.53   $   (3.75)  $   (3.25)  $   (2.94)  $    4.18
   Ratio of operating expenses to average net
     assets...................................       1.90%       1.90%       1.89        1.88%       1.85%       1.85%
   Ratio of net investment income (loss) to
     average net assets.......................      (0.02)%     (0.19)%      (.37)%      (.49)%      (.82)%      (.62)%
   Number of units outstanding at end of year
     (thousands)..............................     19,978      21,853      24,100      27,559      29,879      32,648
   Portfolio turnover rate....................         43%         68%         54%         32%         52%         47%

(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)      1998        1997        1996        1995
---------------------------------------------   ---------   ---------   ---------   ---------
SELECTED PER UNIT DATA
   Total investment income....................  $    .234   $    .228   $    .212   $    .205
   Operating expenses.........................       .303        .228        .175        .140
                                                ---------   ---------   ---------   ---------
   Net investment income (loss)...............      (.069)       .000        .037        .065
   Unit Value at beginning of year............     14.955      11.371       9.369       6.917
   Net realized and change in unrealized
     gains (losses)...........................      4.367       3.584       1.965       2.387
                                                ---------   ---------   ---------   ---------
   Unit Value at end of year..................  $  19.253   $  14.955   $  11.371   $   9.369
                                                =========   =========   =========   =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    4.30   $    3.58   $    2.00   $    2.45
   Ratio of operating expenses to average net
     assets...................................       1.81%       1.70%       1.70%       1.70%
   Ratio of net investment income (loss) to
     average net assets.......................       (.41)%       .00%        .36%        .79%
   Number of units outstanding at end of year
     (thousands)..............................     32,051      29,545      27,578      26,688
   Portfolio turnover rate....................         50%         64%         85%         96%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983

(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)      2004        2003        2002        2001        2000        1999
---------------------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
SELECTED PER UNIT DATA
   Total investment income....................  $    .348   $    .264   $    .240   $    .266   $    .242   $    .267
   Operating expenses.........................       .303        .256        .261        .311        .376        .347
                                                ---------   ---------   ---------   ---------   ---------   ---------
   Net investment income (loss)...............       .045        .008       (.021)      (.045)      (.134)      (.080)
   Unit Value at beginning of year............     17.926      14.172      18.064      21.418      24.427      20.017
   Net realized and change in unrealized
     gains (losses)...........................      1.978       3.746      (3.871)     (3.309)     (2.875)      4.490
                                                ---------   ---------   ---------   ---------   ---------   ---------
   Unit Value at end of year..................  $  19.949   $  17.926   $  14.172   $  18.064   $  21.418      24.427
                                                =========   =========   =========   =========   =========   =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    2.02   $    3.75   $   (3.89)  $   (3.35)  $   (3.01)  $    4.41
   Ratio of operating expenses to average net
     assets...................................       1.65%       1.65%       1.64%       1.63%       1.60%       1.60%
   Ratio of net investment income (loss) to
     average net assets.......................       0.23%        .06%       (.12)%      (.24)%      (.57)%      (.37)%
   Number of units outstanding at end of year
     (thousands)..............................      7,413       8,139       9,089      10,329      11,413      12,646
   Portfolio turnover rate....................         43%         68%         54%         32%         52%         47%

(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)      1998        1997        1996        1995
---------------------------------------------   ---------   ---------   ---------   ---------
SELECTED PER UNIT DATA
   Total investment income....................  $    .243   $    .233   $    .216   $    .208
   Operating expenses.........................       .272        .201        .154        .123
                                                ---------   ---------   ---------   ---------
   Net investment income (loss)...............      (.029)       .032        .062        .085
   Unit Value at beginning of year............     15.510      11.763       9.668       7.120
   Net realized and change in unrealized
     gains (losses)...........................      4.536       3.715       2.033       2.463
                                                ---------   ---------   ---------   ---------
   Unit Value at end of year..................  $  20.017   $  15.510   $  11.763   $   9.668
                                                =========   =========   =========   =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value......  $    4.51   $    3.75   $    2.10   $    2.55
   Ratio of operating expenses to average net
     assets...................................       1.56%       1.45%       1.45        1.45%
   Ratio of net investment income (loss) to
     average net assets.......................       (.16)%       .24%        .60%       1.02%
   Number of units outstanding at end of year
     (thousands)..............................     13,894      15,194      16,554      17,896
   Portfolio turnover rate....................         50%         64%         85%         96%

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
         PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING
                              THROUGHOUT EACH YEAR

The following information on per unit data, significant, and additional data has been audited by KPMG LLP, independent registered public accounting firm, whose report thereon appears in The Travelers Quality Bond Account (Account QB) for Variable Annuities Annual Report as of December 31, 2004. The following information on per unit data, significant and additional data for the fiscal years ended December 31,1995 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account QB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983

(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)             2004       2003        2002       2001       2000       1999
---------------------------------------------           --------   --------   ---------  ---------  ---------   --------
SELECTED PER UNIT DATA
   Total investment income............................  $   .304   $   .328   $    .363  $    .402  $    .427   $   .378
   Operating expenses.................................      .110       .105        .097       .101       .092       .091
                                                        --------   --------   ---------  ---------  ---------   --------
   Net investment income..............................      .194       .223        .266       .301       .335       .287
   Unit Value at beginning of year....................     6.917      6.356       6.309      6.063      5.810      5.765
   Net realized and change in unrealized gains
     (losses).........................................      .002       .338       (.219)     (.055)     (.082)     (.242)
                                                        --------   --------   ---------  ---------  ---------   --------
   Unit Value at end of year..........................  $  7.113   $  6.917   $   6.356  $   6.309  $   6.063   $  5.810
                                                        ========   ========   =========  =========  =========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .20   $    .56   $     .05  $     .25  $     .25   $    .04
   Ratio of operating expenses to average net assets..      1.57%      1.57%       1.57%      1.57%      1.57%      1.57%
   Ratio of net investment income to average net
     assets...........................................      2.78%      3.33%       4.31       4.74%      5.69%      4.97%
   Number of units outstanding at end of year
     (thousands)......................................    10,296     11,682      12,733%    15,116     14,045     17,412
   Portfolio turnover rate............................        98%       139%        113%       166%       105%       340%

(TOTAL M&E AND RIDER CHARGES 1.25%, 3.5% AIR)             1998       1997        1996       1995
---------------------------------------------           --------   --------   ---------  ---------
SELECTED PER UNIT DATA
   Total investment income............................  $   .350   $   .342   $    .368  $    .319
   Operating expenses.................................      .088       .082        .078       .073
                                                        --------   --------   ---------  ---------
   Net investment income..............................      .262       .260        .290       .246
   Unit Value at beginning of year....................     5.393      5.060       4.894      4.274
   Net realized and change in unrealized gains
     (losses).........................................      .110      (.073)      (.124)      .374
                                                        --------   --------   ---------  ---------
   Unit Value at end of year..........................  $  5.765   $  5.393   $   5.060  $   4.894
                                                        ========   ========   =========  =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .37   $    .33   $     .17  $     .62
   Ratio of operating expenses to average net assets..      1.57%      1.57%       1.57%      1.57%
   Ratio of net investment income to average net
     assets...........................................      4.71%      5.00%       5.87       5.29%
   Number of units outstanding at end of year
     (thousands)......................................    21,251     21,521      24,804     27,066
   Portfolio turnover rate............................       438%       196%        176%       138%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983

(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)             2004       2003        2002       2001       2000       1999
---------------------------------------------           --------   --------   ---------  ---------  ---------   --------
SELECTED PER UNIT DATA
   Total investment income............................  $   .321   $   .345   $    .381  $    .421  $    .446   $   .393
   Operating expenses.................................      .097       .093        .086       .089       .081       .080
                                                        --------   --------   ---------  ---------  ---------   --------
   Net investment income..............................      .224       .252        .295       .332       .365       .313
   Unit Value at beginning of year....................     7.281      6.674       6.608      6.335      6.055      5.994
   Net realized and change in unrealized gains
     (losses).........................................      .002       .355       (.229)     (.059)     (.085)     (.252)
                                                        --------   --------   ---------  ---------  ---------   --------
   Unit Value at end of year..........................  $  7.507   $  7.281   $   6.674  $   6.608  $   6.335   $  6.055
                                                        ========   ========   =========  =========  =========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .23   $    .61   $     .07  $     .27  $     .28   $    .06
   Ratio of operating expenses to average net assets..      1.33%      1.33%       1.33%      1.33%      1.33%      1.33%
   Ratio of net investment income to average net
     assets...........................................      3.03%      3.58%       4.56%      4.99%      5.93%      5.22%
   Number of units outstanding at end of year
     (thousands)......................................     3,717      4,207       4,684      5,194      5,491      6,224
   Portfolio turnover rate............................        98%       139%        113%       166%       105%       340%

(TOTAL M&E AND RIDER CHARGES 1.00%, 3.5% AIR)             1998       1997        1996       1995
---------------------------------------------           --------   --------   ---------  ---------
SELECTED PER UNIT DATA
   Total investment income............................  $   .363   $   .353   $    .379  $    .328
   Operating expenses.................................      .076       .071        .067       .063
                                                        --------   --------   ---------  ---------
   Net investment income..............................      .287       .282        .312       .265
   Unit Value at beginning of year....................     5.593      5.234       5.050      4.400
   Net realized and change in unrealized gains
     (losses).........................................      .114      (.077)      (.128)    (.3850)
                                                        --------   --------   ---------  ---------
   Unit Value at end of year..........................  $  5.994   $  5.593   $   5.234  $   5.050
                                                        ========   ========   =========  =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
   Net increase (decrease) in unit value..............  $    .40   $    .36   $     .18  $    (.65)
   Ratio of operating expenses to average net assets..      1.33%      1.33%       1.33%      1.33
   Ratio of net investment income to average net
     assets...........................................      4.96%      5.25%       6.12%      5.54
   Number of units outstanding at end of year
     (thousands)......................................     6,880      7,683       8,549      9,325
   Portfolio turnover rate............................       438%       196%        176%       138

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

      The Travelers Insurance Company (the "Company" or "The Travelers") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

      The Company is indirectly owned by a wholly owned subsidiary of Citigroup Inc. Citigroup Inc. consists of businesses that produce a broad range of financial services, including asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading. Among its businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, Salomon Smith Barney Asset Management, and Travelers Property Casualty.

      On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity contract described in this prospectus:

o     The Travelers Insurance Company ("TIC")
o     The Travelers Life and Annuity Company ("TLAC")

      The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

      The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

      The transaction will not affect the terms or conditions of your variable annuity, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity contract owners.

THE SEPARATE ACCOUNTS

      Each of the Separate Accounts available under the Variable Annuity contracts described in this Prospectus meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

      Account GIS was established on September 22, 1967, and Account QB was established on July 29, 1974. Each of these Separate Accounts, although an integral part of the Company, is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

GENERAL

      Under Connecticut law, the assets of the Separate Accounts will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Accounts. The assets in the Separate Accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.

                             INVESTMENT ALTERNATIVES

      The Investment Alternatives available in connection with the Variable Annuity Contracts described herein each have different investment objectives and fundamental investment policies, as are set forth below. Neither the investment objectives nor the fundamental investment policies of the Separate Account can be changed without a vote of a majority of the outstanding voting securities of the Separate Account, as defined in the 1940 Act.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT ADVISER: TAMIC

SUBADVISER: TIMCO

PORTFOLIO MANAGER: Daniel Willey and Louis Scott

TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers.

Mr. Daniel Willey is President of TIMCO and as part of his responsibilities in this role he oversees the general strategy and direction of portfolios managed by TIMCO, including reviewing each portfolio manager's daily trades. Mr. Willey has been with TIMCO for 10 years and has 25 years of investment management experience.

Mr. Scott joined TIMCO in 1999 and has 16 years of investment management industry experience. As Portfolio Manager for the Account and TIMCO quantitative equity strategies, he focuses primarily on the systematic implementation of model-based strategies and contributes to enhancements in existing stock selection models.

Additional  information  about  the  Portfolio  Manager's  compensation,   other
accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Account is contained in the SAI.

INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.

KEY INVESTMENTS: Common stock of large U.S. companies.

SELECTION PROCESS: The Account normally invests at least 80% of its assets in equity securities ("80% investment policy"). Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

o fixed-income securities such as bonds and notes, including U.S. Government securities
o     exchange-traded stock index futures
o     covered call options, put options
o     foreign securities

For a complete list of all investments available to Account GIS, please refer to the Investments at a Glance table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investments of Account GIS, please refer to the Investments, Practices and Risks section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

      1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

      2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes

      3. purchase interests in real estate represented by securities for which there is an established market

      4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors

      5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer)

      6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures Contracts and

      7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933)

                       THE TRAVELERS QUALITY BOND ACCOUNT
                       FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT ADVISER: TAMIC

PORTFOLIO MANAGER: Gene Collins and Kurt Lin

Since January 2004, the Travelers Quality Bond Account for Variable Annuities has been managed by Gene Collins and Kurt Lin.

Mr. Collins is a Senior Vice President of TAMIC. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities. Mr. Lin is a Vice President of TAMIC and is responsible for managing US investment grade portfolios and structured products. He also trades corporate bonds, derivatives and currencies. Prior to joining TAMIC in 1997, Mr. Lin was the senior derivatives trader at Smith Barney.

Additional  information  about  the  Portfolio  Managers'  compensation,   other
accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Account is contained in the SAI.

INVESTMENT OBJECTIVE: Current income, moderate capital volatility and total return.

KEY INVESTMENTS: Investment grade debt securities and money market instruments.

SELECTION PROCESS: The Account normally invests at least 80% of its assets in investment-grade bonds and debt securities ("80% investment policy"). Investment-grade bonds are those rated within the four highest categories by Standard & Poor's Ratings Group, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization, or if, unrated, determined to be of comparable quality by the adviser. The adviser expects that the Fund's investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account's total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

o     treasury bills
o     repurchase agreements
o     commercial paper
o     certificates of deposit
o     banker's acceptances
o     bonds, notes, debentures
o     convertible securities
o     when-issued securities
o     interest rate future Contracts

Commercial  paper  rated  in  the  top  category  by  a  nationally   recognized
statistical rating organization is included in the Account's 80% investment policy.

For a complete list of all investments available to Account QB, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investments of Account QB, please refer to the Investments, Practices and Risks section of this prospectus.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

      1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit)

      2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes

      3. purchase interests in real estate represented by securities for which there is an established market

      4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors

      5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer) and

      6. make purchases on margin in the form of short-term credits that are necessary for the clearance of transactions, and place up to 5% of its net asset value in total margin deposits for positions in futures Contracts.

            INVESTMENTS, PRACTICES AND RISKS OF THE SEPARATE ACCOUNTS

Each Account invests in various instruments subject to its particular investment policy. The Accounts invest in some or all of the following, as indicated below and in the Statement of Additional Information. For a free copy of the Statement of Additional Information, see the front cover of this prospectus.

EQUITIES: Equity securities include common and preferred stock, warrants, rights, depository receipts and shares, trust certificates, and real estate instruments. Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Equity securities that are traded over-the-counter may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

When you sell your shares, they may be worth more or less than what you paid for them.

FIXED INCOME INVESTMENTS: Each Account may invest in fixed income securities. Fixed income securities include U.S. government securities, certificates of deposit, and short-term money market instruments. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as short-term interest rates fall and decreases as short-term interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by its issuer's credit quality. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).

FOREIGN SECURITIES: An investment in foreign securities involves risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Account also bears an "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If an Account invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Account's assets.

DERIVATIVES AND HEDGING TECHNIQUES: An Account may use derivative contracts, such as futures and options on securities, for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates;
o     As a substitute for buying or selling securities
o     To enhance return

Even a small investment in derivative contracts can have a big impact on an Account's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

For a more complete description of derivative and hedging techniques and their associated risks, please refer to the Statement of Additional Information.

OTHER RISK FACTORS

SELECTION RISK: Account investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITIONS: The Accounts may depart from principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in various types of money market and short-term debt securities. If an Account takes a temporary defensive position, it is not pursuing its investment goal.

PRICING OF SECURITIES HELD BY THE MANAGED SEPARATE ACCOUNTS

The value of the assets of the Separate Accounts are determined on each Valuation Date as of the close of regular trading (generally, 4:00 p.m. Eastern
Time) each day the New York Stock Exchange (the "Exchange") is open. An Account's portfolio securities are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on the exchange on which the security is traded. If there has been no sale on a particular Valuation Date, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available the market price is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price or a price is deemed to be unreliable, the securities are valued at the mean between the quoted bid and asked prices on the Valuation Date, or when there have been no reported sales on that date, on the last reported bid and asked prices or in either case on the basis of quotations received from any reputable broker or other recognized source. Short-term investments for which a quoted market price if available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market are valued at amortized cost, which approximates market.

The Accounts generally invest in widely traded securities making market valuation generally reliable. However, the Accounts could be required to determine the fair value of a security in cases in which the security's market price is unavailable or has become unreliable.

An Account would use the fair value of a portfolio security when market quotations or prices are not "readily available" or are unreliable due to certain situations including low trading volume of that security, a halt in the security's trading during the day, or a significant event affecting the security's issuer that occurs after the close of the market on which the security trades but before the Account values its assets. Certain types of securities are more likely to be affected by these situations. For example, the value of foreign securities may be more susceptible to being affected by significant events due to the intervening time between the close of the security's exchange and the time the Account values its assets. However, the closing price of domestic equity securities can also be affected by events specific to the issuer, as well as events such as terrorism, or natural disaster that may have broad market impact.

The investment advisor evaluates whether market quotations are readily available and, if not, applies the fair value pricing procedures adopted by the Account's Board of Managers. The use of fair value procedures to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When an Account uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Account will be able to obtain the fair value assigned to a security upon the sale of that security.

DISCLOSURE OF PORTFOLIO HOLDINGS OF THE MANAGED SEPARATE ACCOUNTS

Please see the Statement of Additional Information for information relating to the policy of the Managed Separate Accounts with respect to the disclosure of portfolio security holdings.

                                   MANAGEMENT

      The investments and administration of Accounts GIS and QB are under the direction of their Boards of Managers. Subject to the authority of each Board of Managers, TAMIC and TIMCO furnish investment management and advisory services to Accounts GIS and QB. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

      TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One CityPlace, Hartford, Connecticut 06115. TAMIC is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company.

      TIMCO is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at 100 First Stamford Place, Stamford, Connecticut, 0902. TIMCO is a subsidiary of Salomon Smith Barney Holdings Inc. which is a wholly owned subsidiary of Citigroup Inc.

                                  VOTING RIGHTS

      Owners of the Variable Annuity contracts participating in Accounts GIS and QB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the Owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

      The number of votes which an Owner or a Participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

      The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract divided by (ii) the value of an Accumulation Unit. During the annuity period, a Participant's voting rights will decline as the reserve for the contract declines. Accounts GIS and QB are also used to fund certain other Variable Annuity contracts; votes attributable to such other annuities are computed in an analogous manner.

      The Participant's voting rights are set forth in the plan and the plans are qualified under Section 401(a) or 403(b) of the Code (Pension and Profit-Sharing). The Company will provide proxy materials to the Owner or will mail such materials directly to the Participants if requested by the Owner.

      Upon the death of the Participant, all voting rights will vest in the beneficiary of the Variable Annuity contract.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

      Prior to the sales charge deduction from the first Purchase Payments in a Contract Year, an annual administrative charge is deducted. (See "Annual Contract Charge,") A sales charge equal to 2% (2.04% of the amount invested) of the gross Purchase Payment is deducted from the Purchase Payments. The sales charge will be reduced by 2% (a maximum dollar amount of $1.00) of any applicable annual contract charge. Maximum and minimum payments which may be made on behalf of any Participant are set forth under the terms of each plan, and in accordance with the administrative rules of the Company.

      An Owner of a group Variable Annuity issued prior to the date of this Prospectus, and any Owner of an individual Variable Annuity funded in either Account GIS or Account QB, may exchange their old Variable Annuity for a Variable Annuity described in this Prospectus, provided the Owner is otherwise eligible for the purchase. The exchange will be executed at net asset value (i.e., with no sales or transfer charges).

      An Owner of a Flexible Premium Annuity Contract issued by the Company may transfer the Cash Surrender Value accumulated and available to the Owner under that contract to a Variable Annuity contract described in this Prospectus, provided the Owner is otherwise eligible.

      If a surrender charge under the Flexible Premium Annuity Contract is applicable to the Cash Value transferred, neither the sales charge normally applicable under the contract described in this Prospectus nor any transfer charge will be applied. If no surrender charge is applicable under the Flexible Premium Annuity Contract, there will be no transfer charge, but the sales charge normally applicable under the contract described in this Prospectus will be applied.

PREMIUM TAX

      Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

ANNUAL CONTRACT CHARGE

      There is a $50 annual contract charge assessed against each group contract. The annual contract charge will be deducted from the first gross
Purchase Payment made in each Contract Year. If no gross Purchase Payment is made in a Contract Year, there is no annual contract charge for that year. The annual contract charge is set at a level no higher than the actual cost of administrative expenses.

INVESTMENT ADVISORY AND SUB-ADVISORY FEES

      TAMIC furnishes investment management and advisory services to Account GIS and Account QB, respectively, according to the terms of written agreements.

      TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For investment advisory services rendered to Account GIS, TAMIC receives an amount equivalent to the following:

             ANNUAL                                      AGGREGATE NET ASSET
         MANAGEMENT FEE                                  VALUE OF THE ACCOUNT
         --------------                                  --------------------

              0.65%             of the first             $  500,000,000, plus
              0.55%             of the next              $  500,000,000, plus
              0.50%             of the next              $  500,000,000, plus
              0.45%             of the next              $  500,000,000, plus
              0.40%             of amounts over          $2,000,000,000

The advisory fees will be deducted on each valuation date.

      TIMCO furnishes sub-advisory services to Account GIS pursuant to a written agreement with TAMIC.

      For furnishing investment Sub-Advisory Services to Account GIS, TAMIC pays TIMCO an amount equivalent on an annual basis to the following:

              ANNUAL                                     AGGREGATE NET ASSET
         SUB-ADVISORY FEE                                VALUE OF THE ACCOUNT
         ----------------                                --------------------

              0.45%             of the first             $  700,000,000, plus
              0.275%            of the next              $  300,000,000, plus
              0.25%             of the next              $  500,000,000, plus
              0.225%            of the next              $  500,000,000, plus
              0.20%             of amounts over          $2,000,000,000

These fees are calculated daily and paid monthly.

MORTALITY AND EXPENSE RISKS

      While Annuity Payments will reflect the investment performance of the Separate Accounts, they will not be affected by changes in actual mortality experience nor will they be affected by any excess in the Company expenses over expense deductions provided for in the contract.

      The Company is assuming the risk that deductions provided for in the Variable Annuity contract for sales and administrative expenses and the minimum death benefit prior to retirement may be insufficient to cover the actual cost of such items.

      The mortality risk assumed by the Company under the Variable Annuity contract arises from the Company's obligation to continue to make monthly Annuity Payments, determined in accordance with the annuity tables and other provisions contained in the contract, to each Annuitant regardless of how long he or she lives and regardless of how long all Annuitants as a group live. This assures an Annuitant that neither his own longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments he or she will receive under the contract, and relieves the Annuitant from the risk that he or she will outlive the funds which have been accumulated for retirement.

      For assuming these risks, the Company makes a charge of 1.0017% on an annual basis of the value of the Separate Account, which charge consists of 0.8500% for mortality risks and 0.1517% for expense risks. If this charge is insufficient to cover the actual cost of these mortality and expense risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be profit to the Company. All deductions and annuity rates are subject to modification with respect to Contributions made on behalf of a Participant in any one year in excess of double the first year's Contribution, and, in the case of deductions for investment advisory services, subject to approval of a modification of the investment advisory agreement by Owners casting a majority of the votes entitled to be cast.

CHANGE OF CONTRACT

      The Company may, at any time, make any changes in the contract, including retroactive changes, to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

      Except as provided in the paragraph immediately above, no change may be made in the contract before the fifth anniversary of the Contract Date, and in no event will changes be made with respect to payments being made by the Company under any Annuity Option which has commenced prior to the date of change. On and after the fifth anniversary of the Contract Date, the Company reserves the right to change the deductions from Premium Payments, the Termination Amount (see "Termination by the Company and Termination Amount."), the calculation of the net investment rate and the Unit Value, and the Annuity Tables. Any change in the annuity tables will be applicable only to premiums received under the contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the annual contract charge) may be applicable either to all Owner's Accounts and Individual Accounts under the contract, to only the Owner's Accounts and Individual Accounts established after the change, or to only premiums received under the contract after the date of change as the Company declares at the time of change. The Company will give notice to the Owner at least 90 days before the date the change is to take effect.

                             THE VARIABLE ANNUITIES

      The group Variable Annuities described in this Prospectus are both insurance products and securities. As insurance products, they are subject to the insurance laws and regulations of each state. The underlying product is an annuity under which Purchase Payments are paid to the Company and credited to the Owner's contract to accumulate until retirement.

      The following brief description of the key features of the Variable Annuity is subject to the specific terms of the contract itself. Reference should also be made to the Special Terms.

GENERAL BENEFIT DESCRIPTION

      Under the Automatic Option, the Company will automatically begin paying Annuity Payments to the Owner or Participant, as provided in the plan, on the Participant's Annuity Commencement Date, if the Participant is then living. (See "Automatic Option.") The Owner or the Participant, as provided in the plan, may choose instead a number of alternative arrangements for benefit payments. If the Participant dies before a payout begins, the Company will pay to the Owner or beneficiary, as provided in the plan, the Participant's Interest. The Participant's Interest will be considered the Cash Value of the Participant's Individual Account unless the Company is otherwise instructed by the Owner.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT

      No Purchase Payments after the first are required to keep the contract in effect. However, if the Cash Value in a Participant's Individual Account is less than $500 and no payment has been applied to the Participant's Individual Account for at least three years, the Company reserves the right to terminate the Participant's Individual Account and move the Cash Value of that Participant's Individual Account to the Owner's Account. If the plan does not allow for this movement to the Owner's Account, the Company will pay the Cash Value, adjusted for any applicable premium tax, to the Owner, or to that Participant at the direction of the Owner.

The Company reserves the right to terminate the contract on any Valuation Date if there is no Cash Value in any Participant's Individual Account and if the Cash Value of the Owner's Account, if any, is less than $500 and no payment has been made for at least three years. If the contract is terminated, the Company will pay to the Owner the Cash Value of the Owner's Account, if any, adjusted for any applicable premium tax.

Termination will not occur until 31 days after the Company has mailed notice of termination to the Owner or the Participant, as provided in the plan, at the last known address and to any assignee of record.

BENEFIT IN THE EVENT OF TERMINATION OF A PARTICIPANT, THE PLAN OR THE CONTRACT

      In the event that, prior to the Annuity Commencement Date, the Participant terminates participation in the plan, the plan is terminated, or the contract is terminated, the Owner or that Participant, as provided in the plan with respect to that Participant's Interest, may elect:

      (a) if that Participant is at least 50 years of age, to have that Participant's Interest applied to provide an Annuity or Income Payment;

      (b)   if the contract is continued,  to have that  Participant's  Interest
            applied  to  continue  as  a  paid-up   deferred  annuity  for  that
            Participant;

      (c) to have the Owner or that Participant, as provided in the plan, receive that Participant's Interest in cash;

      (d) to apply that Participant's Interest under the group contract, on the basis set forth by the Company at the time of the exchange with the same Separate Accounts as are available under the group contract; or

      (e) if that Participant becomes a Participant under another group contract of the same type which is in force with the Company, to transfer that Participant's Interest to that group contract.

      If the contract is continued, any Cash Value to which a terminating Participant is not entitled under the plan will be moved to the Owner's Account. If the contract is terminated, the Owner will receive the Cash Value of the Owner's Account.

      AUTOMATIC BENEFIT--In the event of termination, unless otherwise provided in the plan, a Participant's Interest will (1) if the contract is continued, be applied to continue as a paid-up deferred annuity in accordance with option (b), or (2) if the contract is terminated, be paid in cash to the Owner or that Participant as provided in the plan, in accordance with option (c).

      ANNUITY PAYMENTS--Termination of this contract or the plan will not affect payments being made under any Annuity Option which has commenced prior to the date of termination.

SUSPENSION OF PAYMENTS

      If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Contract Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

      As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in each Investment Alternative and the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

      The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, Participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, Participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")

                             ACCUMULATION PROVISIONS

APPLICATION OF PURCHASE PAYMENTS

      The initial Purchase Payment is due and payable before the contract becomes effective. Each Purchase Payment is payable at the Company's Home Office.

      Each Purchase Payment will be applied by the Company to provide Accumulation Units to the credit of an Owner's Account or an Individual Account, as directed by or provided for in the plan. If the application for the contract is in good order, the Company will apply the initial Purchase Payment within two business days of receipt of the Purchase Payment in the mail at the Company's Home Office. If the application is not in good order, the Company will attempt to get it in good order within five business days. If it is not complete at the end of this period, the Company will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to the Company keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days. All Purchase Payments will initially be applied to the Owner's Account. Distributions to Individual Accounts will be allowed in accordance with the terms of "Distribution from One Account to Another Account."

NUMBER OF ACCUMULATION UNITS

      The number of Accumulation Units to be credited to an Owner's Account or an Individual Account in each Investment Alternative upon payment of a Purchase Payment will be determined by dividing the Purchase Payment applied to the Investment Alternative by the current Accumulation Unit Value of that Investment Alternative.

ACCUMULATION UNIT VALUE

      The dollar value of an Accumulation Unit for each Investment Alternative was established at $1.00 at its inception. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR

      Each Separate Account's net investment rate for any Valuation Period is equal to the gross investment rate for that Separate Account less a deduction of
0.0000363 for Account QB, and 0.0000398 for Account GIS for each day in the Valuation Period. The gross investment rate for the Valuation Period is equal to
(i) the investment income and capital gains and losses, whether realized or unrealized, on the assets of the Separate Account less a deduction for any applicable taxes, including income taxes arising from income and realized and unrealized capital gains of the Separate Account, divided by (ii) the amount of the assets at the beginning of the Valuation Period.

      At the present time, no federal taxes are deducted from the Separate Accounts. (See "Federal Tax Considerations.") The gross investment rate for a Separate Account may be either positive or negative.

      The net investment factor for a Separate Account for any Valuation Period is the sum of 1.000000 plus the net investment rate.

CASH VALUE

      The Cash Value of an Owner's Account or an Individual Account on any date will be equal to the sum of the accumulated values in the Separate Accounts credited to that Owner's Account or Individual Account. The accumulated value in a Separate Account is equal to the number of Accumulation Units credited to an Owner's Account or an Individual Account in that Separate Account, multiplied by the Accumulation Unit Value for that Separate Account.

CASH SURRENDER (REDEMPTION) OR WITHDRAWAL VALUE

      Before the due date of a Participant's first Annuity Payment, upon receipt of a written request in proper form (including the appropriate countersignature of a Travelers agent), the Company will pay all or any portion of that Participant's Interest, adjusted for any applicable premium tax, to the Owner or the Participant, as provided in the plan. The Owner's Account may be surrendered for cash as provided in the plan without the consent of any Participant. The Company may defer payment of any Cash Surrender Value for a period of not more than seven days after the request in proper form is received in the mail at the Company's Home Office, but it is its intent to pay as soon as possible.

      The Cash Value may be more or less than the Purchase Payments paid depending on the value of the contract at the time of surrender. (For the
federal   income   tax   consequences   of   surrenders,    see   "Federal   Tax
Considerations.")

      The Cash Surrender Value of an Account is equal to the Cash Value less any applicable surrender charge or premium taxes incurred. (See "Surrender Charge.")

SURRENDER CHARGE

      If the Owner terminates an account, in whole or in part, while the contract remains in force, and the Cash Value of the terminated account is either to be paid in cash to the Owner or a Participant or to be transferred to any other funding vehicle, a surrender charge of 2% of any Cash Value surrendered during the first five contract years will be deducted from the terminating account. There is no surrender charge after the fifth contract year. A surrender charge will not be assessed if the Cash Value is payable under the terms of the Plan as a retirement benefit effected no earlier than five years prior to the Participant's normal retirement date, or as a death or disability benefit. The surrender charge will reimburse the Company only for its actual administrative costs in establishing group contracts.

      The use of a percentage surrender charge weighs disproportionately upon Participants with large dollar amounts in their accounts, and who surrender Cash Value during the first five contract years.

REINVESTMENT PRIVILEGE

      If an Owner or a Participant has surrendered his or her account, in whole or in part, in anticipation of investing in another tax-qualified investment medium, and has not previously exercised a reinvestment privilege as to any Separate Accounts described in this Prospectus, he or she may, if the proceeds have not lost their tax-qualified status under the Code, reinvest the proceeds in the Separate Accounts. Amounts will be reinvested at the Accumulation Unit Value (without a sales charge) next calculated after the payment is received in the mail by the Company. The reinvestment must be made within 30 days after the date of the redemption. Before an Owner or a Participant surrenders his or her account, in whole or in part, he or she should consult his or her tax adviser to be sure that the proceeds will retain their tax-qualified status.

TRANSFER BETWEEN SEPARATE ACCOUNTS

      At any time up to 30 days before the due date of a Participant's first Annuity Payment, upon written request to the Company by the Owner or the Participant, as provided in the plan, all or any part of the Cash Value in an Individual Account may be transferred from one Separate Account to any other Separate Account described in this Prospectus. The Company reserves the right to limit the number of transfers between Separate Accounts, but will not limit transfers in an Owner's Account or an Individual Account to less than one in any six-month period. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be reduced. The reduction will be determined by dividing the amount transferred by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the request in the mail at its Home Office. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be increased. The increase will be determined by dividing the amount transferred, less the Separate Account transfer charge, if any, by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the written request from the Owner or the Participant, as provided in the plan, at its Home Office. There is currently no Separate Account transfer charge. Once a Participant's Annuity Payments begin, no further transfers in the Participant's Individual Account may be made between the Separate Accounts.

MARKET TIMING/EXCESSIVE TRADING

      The variable annuity contract is intended for use as a long-term investment vehicle and is not designed to serve as a vehicle for excessive trading or market timing in an attempt to take advantage of short-term fluctuations in the stock market. Excessive trading is disruptive to the management of the Separate Accounts and increases overall costs to all investors in the Separate Accounts. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

      In determining whether we believe you are engaged in excessive trading activity, we will consider, among other things, the following factors:

      o     the dollar amount you request to transfer;
      o     the number of transfers you made within the previous three months;
      o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
      o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

      Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

      In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

      o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or
      o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

      We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

      The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

      o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.
      o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Contract Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Contract Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

      The Board of Managers of each Managed Separate Account has adopted policies and procedures with respect to excessive trading and market timing activity. Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of an Underlying Fund because the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

      The Owner may, as provided in the plan, distribute Cash Value from the Owner's Account to one or more Individual Accounts. There is currently no account distribution charge.

      No distribution will be allowed between Individual Accounts.

      The Owner may, as required and provided in the plan, move Cash Value from any or all Individual Accounts to the Owner's Account without a charge.

                                PAYOUT PROVISIONS

GENERAL

      Annuity Payments for a particular Participant will ordinarily begin on that Participant's Annuity Commencement Date as stated in the Participant's Certificate. However, a later Annuity Commencement Date may be elected. This Annuity Commencement Date must be before the Participant's 70th birthday, unless the Company consents to a later date. Federal income tax law requires that the Annuitant commence certain minimum distribution payments from pension and profit-sharing plans after the Participant reaches the age of 70 1/2, and that certain patterns of payment be commenced or continued after the death of the Annuitant. A number of payout options are available (see "Annuity Options" and "Income Options.").

SEPARATE ACCOUNT ALLOCATION

      When Annuity Payments commence, the accumulated value in each Separate Account will be applied to provide an Annuitant with the amount of Annuity Payments varying with the investment experience of that same Separate Account. As described in "Transfer Between Separate Accounts," Cash Value may be transferred from one Separate Account to another in order to reallocate the basis on which Annuity Payments will be determined.

DETERMINATION OF FIRST PAYMENT

      The contract contains tables used to determine the first monthly Annuity Payment. The amount applied to effect an annuity will be the Cash Value of the contract as of 14 days before the date Annuity Payments commence less any applicable premium taxes not previously deducted.

      The amount of the first monthly payment depends on the Annuity Option elected (see "Automatic Option") and the adjusted age of the Participant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the contract by the number of thousands of dollars of value of the contract applied to that Annuity Option. The Company reserves the right to require proof of age before Annuity Payments begin.

ANNUITY UNIT VALUE

      The dollar value of an Annuity Unit for each Investment Alternative was established at $1.00 at inception. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and mailing of annuity checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

      Specifically, the Annuity Unit Value for an Investment Alternative as of a Valuation Date is equal to (a) the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by (b) the net investment factor for the Valuation Period ending on or next following 14 days prior to the current
Valuation Date, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a Valuation Period of one day is
1.0000942 and, for a period of two days, is 1.0000942 x 1.0000942.)

      The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value on the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS

      The number of Annuity Units credited to the contract is determined by dividing the first monthly Annuity Payment attributable to each Investment Alternative by the Investment Alternative's Annuity Unit Value as of the due date of the first Annuity Payment. The number of Annuity Units remains fixed during the annuity period.

DETERMINATION OF SECOND AND SUBSEQUENT PAYMENTS

      The dollar amount of the second and subsequent Annuity Payments is not predetermined and may change from month to month based on the investment experience of the applicable Investment Alternative. The actual amounts of these payments are determined by multiplying the number of Annuity Units credited to the contract in each Investment Alternative by the corresponding Annuity Unit Value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level Annuity Unit Value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

ANNUITY OPTIONS

      Subject to conditions described in "Election of Options" and the plan, all or any part of a Participant's Interest otherwise payable in one sum to the Owner or that Participant on that Participant's Annuity Commencement Date or prior Cash Surrender of an Individual Account, or amounts payable in one sum to the beneficiary upon the death of that Participant, may be paid under one or more of the Annuity Options described below.

      AUTOMATIC OPTION--Unless otherwise specified in the plan and if no election has been made, and if the Participant is living and has a spouse, the Company will, on that Participant's Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant as the primary payee and the Participant's spouse in accordance with Option 5. If the Participant is living and no election has been made and the Participant has no spouse, the Company will, on the Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant, in accordance with Option 2 with 120 monthly payments assured.

      OPTION 1--LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last monthly payment preceding death. This option offers the maximum monthly payment preceding death since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died before the due date of the second Annuity Payment, only two if the Annuitant died before the third Annuity Payment, etc.

      OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

      OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

      OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. It would be possible under this option to receive only one Annuity Payment if both Annuitants died before the due date of the second Annuity Payment, only two if they died before the third Annuity Payment, etc.

      OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee, in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

      OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

      Instead of the Annuity Options described above, and subject to the conditions described under "Election of Options," and the plan, all or any part of a Participant's Interest otherwise payable in one sum to the Owner or that Participant on the Participant's Annuity Commencement Date or prior Cash Surrender of an Individual Account, or amounts payable in one sum to the beneficiary upon the death of the Participant, may be paid under one or more of the Income Options described below.

      OPTION 1--PAYMENTS OF A FIXED AMOUNT: The Company will make equal monthly payments of the amount elected until the Cash Value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

      OPTION 2--PAYMENTS FOR A FIXED PERIOD: The Company will make monthly payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Value applied under this option divided by the number of remaining payments.

      OPTION 3--INVESTMENT INCOME: The Company will make monthly payments during the lifetime of the primary payee, or for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Value under this option over the amount applied under this option. No payment will be made if the Cash Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. This Option will generally be inappropriate under federal tax law for periods that exceed the Participant's attainment of age 70 1/2.

      The Cash Value used to determine the amount of any Income Payment will be calculated as of 14 days before the date an Income Payment is due and will be determined on the same basis as the Cash Value of the contract, including the deduction for mortality risks. Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any Income Option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the Annuitant may outlive the payment period.

      While Income Options do not directly involve mortality risks for the Company, a Contract Owner may elect to apply the remaining Cash Value to provide an Annuity at the guaranteed rates even though Income Payments have been received under an Income Option. Before an Owner or the Participant, as provided in the plan, makes any Income Option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

ELECTION OF OPTIONS

      Election of an option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the Participant must be made by the Owner or the Participant, as provided in the plan. The terms of the options elected by some Participants or beneficiaries may be restricted to meet the requirements of Section 401(a)(9) of the Internal Revenue Code. If, at the death of a Participant, there is no election in effect for that Participant, election of an option must be made by the beneficiary entitled to any death benefit payable in one sum under the contract. The minimum amount that can be placed under an Annuity or Income Option will be $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals.

                           FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of

Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your

Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

      The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter and distributor of the Contracts is Travelers Distribution LLC (TDLLC), One Cityplace, Hartford, CT 06103-3415. TDLLC is affiliated with the Company and the Separate Account.

      Up-front compensation paid to sales representatives will not exceed 8.00% of the purchase payments made under the Contracts. If asset-based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

                                STATE REGULATION

      The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

      In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

                         LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                                   APPENDIX A

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information relating to the Separate Accounts and financial statements of The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

Description of The Travelers and the Separate Accounts

The Insurance Company

The Separate Accounts

Investment Objectives, Policies and Risks

Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts

The Travelers Growth and Income Stock Account for Variable Annuities

The Travelers Quality Bond Account for Variable Annuities

Disclosure of Portfolio Holdings of the Managed Separate Accounts

Investment Management and Advisory Services

Board Review and Approval of Investment Advisory Agreements

Advisory Fees

TIMCO

TAMIC

Code of Ethics

Portfolio Managers

Valuation of Assets

Federal Tax Considerations

The Board of Managers

Distribution and Principal Underwriting Agreement

Administrative Services

Securities Custodian

Incorporation of Certain Documents by Reference

Independent Registered Public Accounting Firm

Proxy Voting Policies and Procedures

Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 2, 2005 (Form No. L-11895S), are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Services, One Cityplace, Hartford, Connecticut 06103-3415.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                       AND

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                        GROUP VARIABLE ANNUITY CONTRACTS

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                       Pension and Profit-Sharing Programs

L-11162                                                           TIC Ed. 5-2005

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                UNIVERSAL ANNUITY

                STATEMENT OF ADDITIONAL INFORMATION: MAY 2, 2005


  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("GIS")
        THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ("QB")
        THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES ("MM") TACTICAL GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("TGIS")
         TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES ("TSB")
        TACTICAL AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES ("TAS")
             THE TRAVELERS FUND U FOR VARIABLE ANNUITIES ("FUND U")


                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with the Prospectus dated May2, 2005. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Cityplace, Hartford, Connecticut 06103-3415 or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.



                                TABLE OF CONTENTS                           PAGE


Description of The Travelers Insurance Company and The Separate Accounts....   3

The Insurance Company.......................................................   3

The Separate Accounts.......................................................   3

Investment Objectives, Policies and Risks...................................   4

Description of Certain Types of Investments and Investment Techniques
Available to the Accounts...................................................   6

Investment Restrictions.....................................................  23

The Travelers Growth and Income Stock Account for Variable Annuities........  23

Tactical Growth and Income Stock Account for Variable Annuities.............  23

Tactical Aggressive Stock Account for Variable Annuities....................  25

The Travelers Quality Bond Account for Variable Annuities...................  27

The Travelers Money Market Account for Variable Annuities...................  28

Tactical Short-Term Bond Account for Variable Annuities.....................  28

Disclosure of Portfolio Holdings of the Managed Separate Accounts...........  31
Investment Management And Advisory Services.................................  33

Advisory Fees...............................................................  35

TIMCO.......................................................................  36

TAMIC.......................................................................  37

Code of Ethics..............................................................  38

Portfolio Managers..........................................................  39

Valuation Of Assets.........................................................  43

Net Investment Factor.......................................................   3

Federal Tax Considerations..................................................  44

                           TABLE OF CONTENTS (CONT'D)                       PAGE

The Board Of Managers.......................................................  48

Distribution and Principal Underwriting Agreement...........................  51

Administrative Services.....................................................  52

Securities Custodian........................................................  52

Incorporation of Certain Documents by Reference.............................  53

Independent Registered Public Accounting Firm...............................  53

Proxy Voting................................................................  53

Financial Statements........................................................ F-1

                 DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY
                            AND THE SEPARATE ACCOUNTS


THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of Citigroup Insurance Holding Corporation, which is an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

On January 31, 2005, CITIGROUP, INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the annuity contract described in this prospectus:

    o   The Travelers Insurance Company

    o   The Travelers Life and Annuity Company

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close during the third quarter of 2005. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets to Citigroup, Inc. The Travelers Insurance Company filed a current report of financial information on Form 8-K on February 2, 2005 with additional information about the transaction. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity or variable life insurance contract, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to annuity contract owners.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts available under the variable annuity contracts described in this Statement of Additional Information meets the definition of a separate account under federal securities laws, and complies with the provisions of the Investment Company Act of 1940. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorize the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts. The Company holds title to the assets of the Separate Accounts. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

Two different types of Separate Accounts are available to fund the variable annuity contract described in this Statement of Additional Information. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act. Fund U's assets are invested exclusively in the shares of Underlying Funds.

The second type of Separate Account available under the contract are Accounts GIS, QB, MM, TGIS, TSB and TAS (the "Accounts") which are "managed" Separate Accounts. The Accounts are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the Accounts are invested directly in securities such as stocks, bonds or money market instruments that are compatible with the stated investment policies of each Account. Each of the Accounts available in connection with the Contract has different investment objectives and fundamental investment policies.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

Each Account's investment objective and, unless noted as fundamental, its investment policies may be changed without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in an Account's investment objective or policies may result in the Account having a different investment objective from those that an owner selected as appropriate at the time of investment.

Listed below for quick reference are the types of investments that each Account may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Accounts' investments and investment techniques follows the chart.

                                                  INVESTMENTS AT A GLANCE

-----------------------------------------------------------------------------------------------------------------------------
   INVESTMENT TECHNIQUE                            GIS         QB           MM          TGIS         TSB          TAS
-----------------------------------------------------------------------------------------------------------------------------
   Affiliated Bank Transactions
-----------------------------------------------------------------------------------------------------------------------------
   American Depositary Receipts                     X           X                         X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Asset-Backed Mortgage Securities                 X           X                         X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Bankers' Acceptances                             X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Buying Put and Call Options                      X                                     X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Certificates of Deposit                          X           X            X            X           X
-----------------------------------------------------------------------------------------------------------------------------
   Commercial Paper                                 X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Convertible Securities                           X           X                         X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Corporate Asset-Backed Securities                X           X                         X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Debt Securities                                  X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Emerging Market Securities
-----------------------------------------------------------------------------------------------------------------------------
   Equity Securities                                X           X                         X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Floating & Variable Rate Instruments             X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Foreign Securities                               X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Forward Contracts on Foreign Currency
-----------------------------------------------------------------------------------------------------------------------------
   Futures Contracts                                X           X                         X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Illiquid Securities                              X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Indexed Securities                                           X                         X           X
-----------------------------------------------------------------------------------------------------------------------------
   Index Futures Contracts                          X           X                         X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Investment Company Securities
-----------------------------------------------------------------------------------------------------------------------------
   Investment in Unseasoned Companies               X           X                         X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Lending Portfolio Securities
-----------------------------------------------------------------------------------------------------------------------------
   Letters of Credit                                X           X                         X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Loan Participations
-----------------------------------------------------------------------------------------------------------------------------
   Money Market Instruments                         X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Options on Foreign Currencies
-----------------------------------------------------------------------------------------------------------------------------
   Options on Index Futures Contracts               X           X                         X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Options on Stock Indices                         X                                     X
-----------------------------------------------------------------------------------------------------------------------------
   Other Direct Indebtedness                                                 X
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   INVESTMENT TECHNIQUE                            GIS         QB           MM          TGIS         TSB          TAS
-----------------------------------------------------------------------------------------------------------------------------
   Real Estate-Related Instruments                  X           X                         X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements                            X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase Agreements                    X           X                         X                        X
-----------------------------------------------------------------------------------------------------------------------------
   Short Sales "Against the Box"
-----------------------------------------------------------------------------------------------------------------------------
   Short-Term Money Market Instruments              X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Swap Agreements
-----------------------------------------------------------------------------------------------------------------------------
   Temporary Bank Borrowing                         X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities                       X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Variable Amount Master Demand Notes              X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------

   When-Issued & Delayed Delivery Securities        X           X            X            X           X            X
-----------------------------------------------------------------------------------------------------------------------------
   Writing Covered Call Options                     X                                     X                        X
-----------------------------------------------------------------------------------------------------------------------------

      DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
                            AVAILABLE TO THE ACCOUNTS

WRITING COVERED CALL OPTIONS: The Accounts will write only "covered" call options, that is, they will own the underlying securities which are acceptable for escrow when they write the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. These call options generally will be short-term contracts with a duration of nine months or less. The Accounts will receive a premium for writing a call option, but give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Accounts will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an Account's total returns.

The premium received for writing a covered call option will be recorded as a liability in each Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by the Accounts. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, the Accounts will be required to make escrow arrangements.

In instances where the Accounts believe it is appropriate to close a covered call option, they can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. The Accounts may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If the Accounts cannot effect a closing transaction, they will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Accounts' rates of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS: The Accounts may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by the Accounts, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months.

The Accounts will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, each Account's risk is limited to the option premium paid.

The Accounts may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

MONEY MARKET INSTRUMENTS: Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

SHORT-TERM MONEY MARKET INSTRUMENTS. The Accounts may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Accounts.

CERTIFICATES OF DEPOSIT: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks. Additionally, Account TSB invests in Euro Certificates of Deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars.

BANKERS' ACCEPTANCES: Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank, which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Accounts MM or TSB must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

UNITED STATES GOVERNMENT SECURITIES: Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS: Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Account is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Account would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

WHEN-ISSUED SECURITIES. Certain Accounts may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the Accounts' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Account's net asset value daily from the commitment date. While the adviser or subadviser intends for the Account to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. An Account does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, an Account normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Accounts do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when an Account commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner will be advantageous to the Accounts. However, this practice entails certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, an Account would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Account limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Accounts' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Accounts elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Accounts' custodian, subject to a subcustodian agreement approved by the Accounts between that bank and the Accounts' custodian.

The floating and variable rate obligations that the Accounts may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives an Account an undivided interest in the underlying obligations in the proportion that the Account's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by an Account at varying rates of interest pursuant to direct arrangements between the Account as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, an Account's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Account will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Account (as lender) and the issuer of the note (as borrower). Under the note, an Account has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by an Account permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by an Account may have maturities of more than one year, provided that: (1) the Account is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, an Account's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, an Account will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Account has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on an Account to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on an Account to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer-term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Accounts expect to remain fully invested in common stocks to the extent practicable, and is therefore subject to the general risk of the stock market. The value of an Account's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Accounts also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Accounts may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. An Account may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the lack of publicly available information due to their relatively short operating record as public companies.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of an Account, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible bonds or preferred stock with warrants or stock call options. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

DEBT SECURITIES. Debt securities held by an Account may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Accounts may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and AAA, AA, or A for Moody's, (see the Appendix for more information)) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. Lower-rated or comparable unrated bonds are commonly referred to as "junk bonds". There is no minimum acceptable rating for a security to be purchased or held by certain Accounts, and an Account may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of these restructuring, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, an Account may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Account.

An Account may, from time to time, own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Account even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if an Account owns a bond that is called, the Account will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Account.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. An Account's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

       CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer s financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

       DIVERSIFICATION. An Account generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

       ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by an Account investing in these bonds of its investment objective may be more dependent on the credit analysis of a lower-rated bond than would be the case if the Account invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Accounts may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stock at a future date for a fixed price.

An Account will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Account will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Account's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Account will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

The use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

STOCK INDEX FUTURES CONTRACTS. Certain Accounts may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. Each Account may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by an Account are usually liquidated in this manner, an Account may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by an Account, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, an Account will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Accounts also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Accounts may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Account enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Account will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Account are intended to correlate with the Account's portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Account. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that an Account's transactions in those instruments will not in fact offset the impact on the Account of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Account which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Account.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Account, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Account may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Account's securities is particularly relevant to futures contracts. An Account, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Account. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Accounts intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. An Account may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Account may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Accounts' assets posted as margin in connection with these transactions as permitted under the Act. The Accounts will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that an Account could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Account could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which an Account is exposed. These transactions also, of course, may be more, rather than less, favorable to an Account than originally anticipated.

SWAPS. Swaps are over-the-counter (OTC) agreements that typically require counterparties to make periodic payments to each other for a specified period. The calculation of these payments is based on an agreed-upon amount, called the notional amount that generally is exchanged only in currency swaps. The periodic payments may be a fixed or floating (variable) amount. Floating payments may change with fluctuations in interest or currency rates or equity or commodity prices, depending on the contract terms. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Accounts may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Accounts may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign countries and restrictions in certain countries on direct investment by foreign entities, an Account may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Subject to any limit on an Account's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that an Account's assets are invested substantially in a single country or market, the Account is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer an Account an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of an Account's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Account bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES. Certain Accounts may make investments in illiquid securities. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. Inmost instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Accounts will not bear the expense of such registration. In determining securities subject to the percentage limitation, an Account will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by an Account, the Account's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

LOANS OF SECURITIES TO BROKER DEALERS. The Account may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Account will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Account's total assets taken at their current market value. The Account continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Account may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Managers ("Board"), when the income to be earned from the loan justifies the risks.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, an Account transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable an Account to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Account will be able to avoid selling portfolio instruments at a disadvantageous time.

The Accounts will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in an Account's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of an Account, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, an Account may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Certain Accounts may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

TEMPORARY BANK BORROWING: Certain Accounts may borrow from banks for temporary purposes, including the meeting of redemption requests, which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Accounts may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Accounts may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Accounts may also invest Account assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Accounts have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Accounts may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit care receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Accounts may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Accounts may involve revolving credit facilities or other standby financing commitments which obligate the Accounts to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Accounts may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES: Generally, the Accounts may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

AFFILIATED BANK TRANSACTIONS: Certain Accounts may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities, U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Managers and the advisers of Accounts engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES: Certain Accounts may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX": Some Accounts may enter into a short sale against the box. If an Account decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

COMMERCIAL PAPER RATINGS: Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

INVESTMENT RESTRICTIONS

The Separate Accounts each have different investment objectives and policies, as discussed above and in the Prospectus. Each Managed Separate Account has certain fundamental investment restrictions, which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act.

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("GIS") TACTICAL GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("TGIS") (Formerly The Travelers Timed Growth and Income Stock Account for Variable Annuities)

INVESTMENT RESTRICTIONS

The investment restrictions for Accounts GIS and TGIS, as set forth below, are identical, except where indicated. The investment restrictions set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account GIS or Account TGIS, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account GIS or Account TGIS.

       1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

       2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of Account GIS, or 10% of the value of the assets of Account TGIS, and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

       3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

       4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

       5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

       6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

       7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

       8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of the Account not to exceed 5% of the voting securities of any one issuer.)

       9.    Senior securities will not be issued.

       10.   Short sales of securities will not be made.

       11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

       12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

       13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
             1933).

Changes in the investments of Accounts GIS and TGIS may be made from time to time to take into account changes in the outlook for particular industries or companies. The Accounts' investments will not, however, be concentrated in any one industry; that is, no more than 25% of the value of their assets will be invested in any one industry. While Accounts GIS and TGIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than 10% of their investment portfolios.

The assets of Accounts GIS and TGIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Accounts GIS and TGIS intend to purchase securities for long-term appreciation of capital and income, and do not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Accounts GIS and TGIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover, and Account TGIS expects that its portfolio turnover will be higher than normal since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account GIS and Account TGIS for the previous three fiscal years were as follows:

                             PORTFOLIO TURNOVER RATE


------------------------------ ---------------------- --------------------------

Year Ended December 31,             Account GIS             Account TGIS
------------------------------ ---------------------- --------------------------

2002                                    54%                      84%
------------------------------ ---------------------- --------------------------

2003                                    68%                      68%
------------------------------ ---------------------- --------------------------

2004                                    43%                      67%
------------------------------ ---------------------- --------------------------


TACTICAL AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES ("TAS")
(Formerly The Travelers Timed Aggressive Stock Account for Variable Annuities)

Investment Restrictions

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TAS, as defined in the 1940 Act. Account TAS may not:

       1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

       2. invest in more than 10% of any class of securities of any one issuer;

       3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

       4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; Account TAS has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of Account TAS computed at cost;

       5. underwrite securities, except that Account TAS may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

       6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

       7.    invest for the primary purpose of control or management;

       8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

       9. make loans, except that Account TAS may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;

       10. invest more than 25% of its total assets in the securities of issuers in any single industry;

       11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

       12. invest in interests in oil, gas or other mineral exploration or development programs; or

       13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. Account TAS is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of The Travelers Investment Management Company ("TIMCO") have a substantial interest.

Account TAS may make investments in an amount of up to 10% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when Account TAS sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. Account TAS will not bear the expense of such registration. Account TAS intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 10% limitation, Account TAS will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.

PORTFOLIO TURNOVER

Although Account TAS intends to invest in securities selected primarily for prospective capital growth and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A high turnover rate should not be interpreted as indicating a variation from the stated investment policy, and will normally increase Account TAS's brokerage costs. While there is no restriction on portfolio turnover, Account TAS's portfolio turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for the previous three fiscal years was as follows:

                             PORTFOLIO TURNOVER RATE


---------------------------------------------- ---------------------------------

Year Ended December 31,                                  Account TAS
---------------------------------------------- ---------------------------------

2002                                                         116%
---------------------------------------------- ---------------------------------

2003                                                         61%
---------------------------------------------- ---------------------------------

2004                                                         91%
---------------------------------------------- ---------------------------------


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ("QB")

INVESTMENT RESTRICTIONS

The account normally invests at least 80% of its assets in investment-grade bonds and debt securities ("80% investment policy"). Investment-grade bonds are those rated within the four highest categories by Standard & Poors Group, Moody's Investors Service, Inc. or any other nationally recognized statistical rating organization, or if, unrated, determined to be of comparable quality by the Adviser. Commercial paper rated in the top category by a nationally recognized statistical rating organization is included in the Account's 80% investment policy. The Account will notify shareholders at least 60 days' prior to changing it's 80% investment policy.

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

       1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

       2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

       3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

       4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

       5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

       6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

       7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

       8. Not more than 10% of the voting securities of any one issuer will be acquired.

       9.    Senior securities will not be issued.

       10.   Short sales of securities will not be made.

       11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

       12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

       13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than 25% of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the previous three fiscal years was as follows:

                             PORTFOLIO TURNOVER RATE


---------------------------------------------- ---------------------------------

Year Ended December 31,                                   Account QB
---------------------------------------------- ---------------------------------

2002                                                         113%
---------------------------------------------- ---------------------------------

2003                                                         139%
---------------------------------------------- ---------------------------------

2004                                                         98%
---------------------------------------------- ---------------------------------


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES ("MM")

Investment Restrictions

In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account MM operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account MM, as defined in the 1940 Act. Account MM may not:

       1. purchase any security which has a maturity date more than one year from the date of the Account's purchase;

       2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities). Neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

       3. acquire more than 10% of the outstanding securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

       4. invest more than 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, the Fund may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

       5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

       6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

       7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

       8. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

       9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

       10.   issue senior securities.

PORTFOLIO TURNOVER

A portfolio turnover rate is not applicable to Account MM, which invests only in money market instruments.




TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES ("TSB")
(Formerly The Travelers Timed Short-Term Bond Account for Variable Annuities)

INVESTMENT RESTRICTIONS

The Account normally invests at least 80% of its assets in high quality U.S. dollar denominated instruments ("80% investment policy"). High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.

In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account TSB also operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TSB, as defined in the 1940 Act. Account TSB may not:

       1. purchase any security which has a maturity date more than three years from the date such security was purchased;

       2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

       3. invest more than 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

       4. acquire more than 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

       5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists;

             immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

       6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

       7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

       8. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

       9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

       10.   issue senior securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TSB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TSB's turnover rate may be high since the Account is being timed by third party investment advisory services.

A portfolio turnover rate is not applicable to Account TSB which invests only in short-term instruments.


                DISCLOSURE OF PORTFOLIO HOLDINGS OF THE ACCOUNTS

GENERAL POLICY

The Accounts' general policy with respect to the disclosure of portfolio security holdings is the policy developed by Citigroup Asset Management ("CAM"), a business unit of Citigroup Inc. that employs the Accounts' investment advisory personnel. The policy provides that an Account's portfolio holdings information may never be shared with non-CAM employees, investors or potential investors (whether individual or institutional, or with third parties unless it is done for legitimate Account business purposes. Generally, the release of details of securities positions is only permitted once they are considered "stale" - meaning after the information is at least 25 calendar days old following the quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by an Account that has not been fully reflected in the market.

The policy requires that consideration always be given by CAM and its affiliates as to whether disclosure of information about an Account's portfolio holdings is in the best interests of the Account's shareholders. Any conflicts of interest between the interests of Account shareholders and those of others must be evaluated weighing the legitimate business interest favoring disclosure of an Account's portfolio holdings against any shareholder interest in not making such disclosure. In the case of any conflicts between the interests of shareholders and the interests of certain affiliates of CAM who may manage similar portfolios, such conflicts must be addressed in a manner that places the interests of Account shareholders first. Exceptions to the policy must be considered on a case-by-case basis and granted only after a thorough examination and consultation with CAM's legal department. Exceptions are to be reported to the Board of Managers at its next regularly scheduled meeting. The Account's Board of Managers also reviews changes to the ongoing arrangements for disclosure of portfolio holdings information at least annually and is expected to review the policy regarding selective disclosure of portfolio holdings during its annual review of the Accounts' compliance policies and procedures.

In any event, each Account's complete list of holdings (including the size of each position) may not be made available to investors, potential investors, third parties and non-Account related employees earlier than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such disclosure may not be made until 25 days following quarter end. The Accounts do not currently post their portfolio holdings, or otherwise publicly disclose their portfolio holdings other than in required regulatory filings and reports.

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Account must have a legitimate business purpose for the release of the information and the release of the information must be subject to a duty of confidentiality and is subject to a duty not to trade on non-public information, in order to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by the Account. Currently, all arrangements under which non-public information about the Accounts' portfolio holdings is released are with service providers to the Accounts to facilitate Account management and portfolio transactions. These ongoing arrangements are identified below.

Neither the Account, or its adviser(s), or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

DISCLOSURE OF LIMITED PORTFOLIO HOLDINGS INFORMATION

Under the requirements of the General Policy described above, the Accounts' may release certain portfolio holdings information to other parties on a limited basis . For example,

    1. The Accounts' portfolio management may disclose a list of securities that may include Account holdings together with other securities followed by the Account's portfolio manager to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

    2. Portfolio management could discuss a trade in process only with counterparties, potential counterparties and others involved in the transaction (e.g. brokers and custodians). In these circumstances, the information about the holdings may not be identified to the Account itself.

    3. The Account's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

    4. The Account's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

    5. The Account's sector weightings, and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

    6. The Account's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to the Board of Managers, its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

There may be no lag between the date of the information and the date of disclosure.

DISCLOSURE TO SERVICE PROVIDERS

Certain service providers to the Accounts require portfolio holdings information prior to such information being considered stale and prior to public disclosure of such information in order to service the Accounts in the regular course of business. Arrangements with such services providers and the frequency with which the information is provided are described below. In the case of the Accounts, disclosure of portfolio holdings information to such service providers is made by authorized portfolio management, investment systems, and compliance personnel of the adviser or CAM, as applicable.

Ongoing arrangements for disclosure of portfolio holdings of the Accounts, any changes to existing ongoing arrangements must be approved in advance by CAM's Chief Compliance Officer, or designee. New arrangements are presented to the Account's Board of Management no less frequently than annually. Any disclosure of portfolio holdings made outside of an ongoing arrangement must be approved by CAM's Chief Compliance Officer or designee.

SPECIFIC SERVICE PROVIDER ARRANGEMENTS

Set forth below is a list, as of December 31, 2004, of those parties with whom an Account has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.


                     RECIPIENT (HOLDINGS)                       FREQUENCY        DELAY BEFORE DISSEMINATION
-------------------------------------------------------------------------------------------------------------
JP Morgan Chase (Fund Custodian and Accounting Agent)          Daily          None
-------------------------------------------------------------------------------------------------------------
Institutional Shareholders Services, (Proxy Voting Services)   As necessary   None
-------------------------------------------------------------------------------------------------------------
                                                                              Sent 1-3 business day following
Plexus                                                         Quarterly      the end of a Quarter
-------------------------------------------------------------------------------------------------------------
Quantitative Services Group                                    Daily          None

                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. The Travelers Investment Management Company (TIMCO) furnishes investment management and advisory services to Accounts TGIS, TSB and TAS according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account TGIS and TIMCO and Account TSB and TIMCO, were each approved by a vote of the variable annuity Contract Owners at their meeting held on April 23, 1993. The Investment Advisory

Agreement between Account TAS and TIMCO was approved by a vote of the variable annuity Contract Owners at their meeting held on April 23, 1993, and amended effective May 1, 1996 by virtue of Contract Owner approval at a meeting held on April 19, 1996.

Travelers Asset Management International Company LLC (TAMIC) furnishes investment management and advisory services to Accounts GIS, QB, and MM according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account QB and TAMIC and Account MM and TAMIC, were each approved by a vote of variable annuity Contract Owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account GIS and TAMIC was approved by a vote of the variable annuity Contract Owners at their meeting held on April 27, 1998.

The agreements between Accounts TGIS, TSB and TAS and TIMCO, and the agreements between Accounts GIS, QB and MM and TAMIC, will all continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

       1. provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, on an annual basis, an advisory fee based on the current value of the assets of the accounts for which TIMCO and TAMIC act as investment advisers (see "Advisory Fees" in the prospectus);

       2. may not be terminated by TIMCO or TAMIC without the prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

       3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Accounts. In addition, and in either event, the terms of the agreements must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreements, cast in person at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreements; and

       4.    will automatically terminate upon assignment.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

As previously noted, the Board of Managers oversees the Accounts' investment advisers and determines whether to approve and renew the Accounts' Investment Advisory Agreements. In reviewing the Agreements, the Board considered a number of factors, many of which are discussed below, but did not identify any single factor as controlling.

Capability of the Investment Adviser to Provide Services

The Board considered, among other things, the experience and expertise of each investment adviser's personnel. The Board considered such factors as other clients or funds for which the adviser performs similar services, investment performance of such other clients or funds, the length of service to such other clients or funds and the size of asset pools advised. Additionally, the Board also considered the educational background and professional experience of the adviser's personnel. The Board also considered the availability of such personnel to the appropriate fund, as well as each adviser's policies relating to the assignment of personnel to the funds.

Regulatory Compliance History

The Board considered whether any of the advisers or any affiliate thereof had any regulatory compliance problems. The Board considered the number and type of complaints, if any, involving the adviser, and considered any inquiries involving the adviser by the SEC or other federal or state agencies.

Investment Performance of the Accounts

The Board reviewed the performance of each Account from several perspectives. The Board considered how well each Account achieved its objective. The Board also compared each Account's performance with mutual funds with similar objectives and policies, but with different advisers. Additionally, the Board compared the performance of each Account with appropriate market indices.

Profitability of the Investment Adviser

The Board considered the reasonableness of each adviser's profit, if any, from the fees under each Agreement. The Board assessed the fees in light of each adviser's overall financial position. The Board considered the appropriateness of the method by which the costs to the adviser of providing services are computed. The Board examined any collateral benefits to the adviser as a result of providing services to the Account as well as collateral benefits to the Account as a result of its relationship with the adviser.

Expenses

The Board considered data on the advisory fees of a representative sample of mutual funds that are comparable to each Account. The Board also considered the expense ratios of a representative sample of mutual funds comparable to each Account. The Board reviewed whether there have been any economies of scale realized because of common management with other funds or other funds managed by the adviser and considered the potential for further economies of scale.

After evaluation of information received at regular meetings throughout the year, the Board concluded that each Account's investment advisory agreement is reasonable and fair to the Account and its shareholders and should be continued.

ADVISORY FEES

The advisory fee for each Separate Account is described in the prospectus.

The advisory fees paid to TIMCO by each of the Accounts during the last three fiscal years were:


----------------------------------------------------------- --------------------
                     ACCOUNT TSB         ACCOUNT TGIS         ACCOUNT TAS
----------------------------------------------------------- --------------------
          2002            $196,593              $379,329            $274,809
----------------------------------------------------------- --------------------
          2003            $242,396              $311,951            $268,187
----------------------------------------------------------- --------------------
          2004            $366,209              $262,704            $296,229
----------------------------------------------------------- --------------------


The advisory fees paid to TAMIC by each of the Accounts during the last three fiscal years were:

--------------------------------------------------------------------------------
                     ACCOUNT GIS          ACCOUNT QB           ACCOUNT MM
--------------------------------------------------------------------------------
         2002           $3,528,284              $348,157            $500,554
--------------------------------------------------------------------------------
         2003           $3,051,333              $367,941            $371,959
--------------------------------------------------------------------------------
         2004           $3,304,133              $343,616            $250,743
--------------------------------------------------------------------------------

Effective May 1, 1998, TIMCO became the Subadviser to Account GIS. The subadvisory fee paid to TIMCO by TAMIC for Account GIS during the last three fiscal years were:

                  --------------------------------------------
                                                ACCOUNT GIS
                  --------------------------------------------
                                2002            $2,487,883
                  --------------------------------------------
                                2003            $2,112,824
                  --------------------------------------------
                                2004            $2,293,926
                  --------------------------------------------

TIMCO

Investment decisions for Accounts TGIS, TSB and TAS will be made independently from each other and from any other accounts that may be or become managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreements, TIMCO will place purchase and sale orders for portfolio securities of the Accounts through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms, which provide brokerage, and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Accounts TGIS, TSB and TAS, and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts, but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Accounts TGIS and TAS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and managing the portfolios of Accounts GIS, TGIS, TSB and TAS by comparing brokerage firms utilized by TIMCO to other firms with respect to the following factors:

the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

----------------------------------------------------------------------------------------------------------------
    FUNDS              2004              2003             2002          TOTAL PORTFOLIOS       COMMISSIONS
                                                                          TRANSACTIONS         PAID TO SUCH
                                                                         ASSOCIATED WITH       BROKERS FOR
                                                                             BROKERS           RESEARCH IN
                                                                            PROVIDING              2004
                                                                            RESEARCH
                                                                        SERVICES IN 2004
----------------------------------------------------------------------------------------------------------------
  Account GIS           $612,502         $993,021        $1,043,985        $32,8543,269           $311,547
----------------------------------------------------------------------------------------------------------------

  Account TGIS          $118,292         $224,058          $246,772         $95,308,525            $62,967
----------------------------------------------------------------------------------------------------------------
  Account TAS                            $226,160          $304,504        $196,247,613           $126,243
                        $225,361
----------------------------------------------------------------------------------------------------------------


There were no brokerage commissions paid by Account QB and Account TSB for the fiscal years ended December 31, 2002, 2003 and 2004. For the fiscal year ended December 31, 2004, no portfolio transactions were directed to certain brokers because of research services.

No formulas were used in placing such transactions with brokers who provided research services, and no specific amount of transactions was allocated for research services. Brokerage business placed with brokers affiliated with any of the advisers or subadvisers during 2004 follows.

TAMIC

Investment advice and management for TAMIC's clients (Accounts GIS, QB and MM) are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS, QB or MM may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts GIS, QB or MM are concerned. In other cases, however, it is believed that the ability of the accounts to participate in volume transactions will produce better executions for the accounts.

BROKERAGE

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Accounts GIS and QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Managers, TAMIC is responsible for the investment decisions and the placement of orders for portfolio transactions of Account MM. Portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter, and transactions with dealers normally reflect the spread between the bid and asked prices. TAMIC seeks to obtain the best net price and most favorable execution of orders for the purchase and sale of portfolio securities.

CODE OF ETHICS. Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personnel securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                               PORTFOLIO MANAGERS

ACCOUNT MM. Account MM is co-managed by Emil Molinaro, Jr., and Michele Mirabella. The table below shows information relating to other accounts co-managed by Mr. Molinaro and Ms. Mirabella.

------------------------- ------------------------------ ----------------------- ----------------------------
                                                         Assets in Other
                                                         Accounts Managed by
                          Number of Other Accounts       Manager by Type of
                          Managed by Manager(s) as of    Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of   Registered Investment   the Manager's Compensation
                          Account: (a) Registered        Company; (b) Other      is Based on the Account's
                          Investment Company; (b)        Pooled Investment       Performance, the Number of
                          Other Pooled Investment        Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         Vehicles; (c) Other Accounts.  Accounts                Accounts
------------------------- ------------------------------ ----------------------- ----------------------------
                              a)   2                         a)   $372 million
Other Accounts                b)   2                         b)   $4.5 billion   None.
Co-Managed by                 c)   2                         c)   $1.0 billion
Emil Molinaro, Jr.
and Michele Mirabella
------------------------- ------------------------------ ----------------------- ----------------------------


ACCOUNT QB. Account QB is co-managed by Gene Collins and Kurt Lin. The table below shows information relating to other accounts co-managed by Mr. Collins and Mr. Lin.


------------------------- ------------------------------ ----------------------- ----------------------------
                                                         Assets in Other
                                                         Accounts Managed by
                          Number of Other Accounts       Manager by Type of
                          Managed by Manager(s) as of    Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of   Registered Investment   the Manager's Compensation
                          Account: (a) Registered        Company; (b) Other      is Based on the Account's
                          Investment Company; (b)        Pooled Investment       Performance, the Number of
                          Other Pooled Investment        Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         Vehicles; (c) Other Accounts.  Accounts                Accounts
------------------------- ------------------------------ ----------------------- ----------------------------
                              a)   6                         a)   $899 million
Other Accounts                b)   None                      b)   0              None
co-managed by Gene            c)   11                        c)   $3.3 million
Collins and Kurt Lin
----------------------------- ------------------------------ ------------------- ----------------------------
                              a)   None                      a)   0
Other Accounts managed        b)   None                      b)   0              None
by Gene Collins               c)   5                         c)   $426 million

------------------------- ------------------------------ ----------------------- ----------------------------


ACCOUNT GIS. TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers. Louis Scott is the portfolio manager primarily responsible for the day-to-day management of the Account, with Daniel Willey as President of TIMCO. The table below shows information relating to other accounts managed by Mr. Willey and Mr. Scott.

------------------------- ------------------------------- ---------------------- ----------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)           For Accounts Listed Where
                          December 31, 2004 by Type of    Registered             the Manager's Compensation
                          Account: (a) Registered         Investment Company;    is Based on the Account's
                          Investment Company; (b) Other   (b) Other Pooled       Performance, the Number of
                          Pooled Investment Vehicles;     Investment Vehicles;   Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             (c) Other Accounts     Accounts
------------------------- ------------------------------- ---------------------- ----------------------------
                              a)   13                         a)   $4.3 billion
Daniel Willey                 b)   None                       b)   $0            None
                              c)   11                         c)   $1.4 billion




------------------------- ----------------------------------- ------------------ ----------------------------
                              a)   3                          a)   $284 million
Louis Scott                   b)   None                       b)   $0            None
                              c)   3                          c)   $189 million




------------------------- ------------------------------- ---------------------- ----------------------------

ACCOUNT TAS. TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers. Alexander Romeo is the portfolio manager primarily responsible for the day-to-day management of the Account, with Daniel Willey as President of TIMCO. The table below shows information relating to other accounts managed by Mr. Willey and Mr. Romeo.

------------------------- ------------------------------- ------------------------ ----------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)             For Accounts Listed Where
                          December 31, 2004 by Type of    Registered               the Manager's Compensation
                          Account: (a) Registered         Investment Company;      is Based on the Account's
                          Investment Company; (b) Other   (b) Other Pooled         Performance, the Number of
                          Pooled Investment Vehicles;     Investment Vehicles;     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             (c) Other Accounts       Accounts
------------------------- ------------------------------- ------------------------ ----------------------------
                              a)   13                        a)    $4.7 billion
Daniel Willey                 b)   None                      b)    $0              None
                              c)   11                        c)    $1.4 billion




----------------------------- ---------------------------------- ----------------- ----------------------------
                              a)   3                         a)    $1.2 billion
Alexander Romeo               b)   None                      b)    $0              None
                              c)   None                      c)    $0




------------------------- ------------------------------- ------------------------ ----------------------------

ACCOUNT TGIS. TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers. Louis Scott is the portfolio manager primarily responsible for the day-to-day management of the Account, with Daniel Willey as President of TIMCO. The table below shows information relating to other accounts managed by Mr. Willey and Mr. Scott.

------------------------- ------------------------------- ------------------------ ----------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)             For Accounts Listed Where
                          December 31, 2004 by Type of    Registered               the Manager's Compensation
                          Account: (a) Registered         Investment Company;      is Based on the Account's
                          Investment Company; (b) Other   (b) Other Pooled         Performance, the Number of
                          Pooled Investment Vehicles;     Investment Vehicles;     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             (c) Other Accounts       Accounts
------------------------- ------------------------------- ------------------------ ----------------------------
                              a)   13                        a)   $4.7 billion
Daniel Willey                 b)   None                      b)   $0               None
                              c)   11                        c)   $1.4 billion




------------------------- ---------------------------------- --------------------- ----------------------------
                              a)   3                         a)   $1.2 billion
Louis Scott                   b)   None                      b)   $0               None
                              c)   3                         c)   $189 million




------------------------- ------------------------------- ------------------------ ----------------------------

ACCOUNT TSB. TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers. Emil Molinaro, Jr. and Michele Mirabella are the portfolio managers primarily responsible for the day-to-day management of the Account, with Daniel Willey as President of TIMCO. The table below shows information relating to other accounts managed by Mr. Willey, Mr. Molinaro, and Ms. Mirabella.

------------------------- ------------------------------- ------------------------ ----------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)             For Accounts Listed Where
                          December 31, 2004 by Type of    Registered               the Manager's Compensation
                          Account: (a) Registered         Investment Company;      is Based on the Account's
                          Investment Company; (b) Other   (b) Other Pooled         Performance, the Number of
                          Pooled Investment Vehicles;     Investment Vehicles;     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             (c) Other Accounts       Accounts
------------------------- ------------------------------- ------------------------ ----------------------------
                              a)   13                        a)   $4.7 billion
Daniel Willey                 b)   None                      b)   $0               None
                              c)   11                        c)   $1.4 billion




----------------------------- ------------------------------ --------------------- ----------------------------
                              a)   2                         a)   $372 million
Other Accounts                b)   2                         b)   $4.5 billion     None.
Co-Managed by Emil            c)   2                         c)   $1.0 billion
Molinaro, Jr. and
Michele Mirabella
------------------------- ------------------------------- ------------------------ ----------------------------


PORTFOLIO MANAGER MATERIAL CONFLICTS OF INTEREST

Apparent or actual material conflicts of interest may arise when a portfolio manager has responsibilities for more than one Account or fund. For example, if the different Accounts or funds have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. Or, a conflict of interest could arise in the allocation of investment opportunities between the Accounts or funds. A portfolio manager could also devote unequal time or attention to the management of each Account or fund. Although the Company has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.

PORTFOLIO MANAGER COMPENSATION

The Portfolio Managers for the Accounts receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

The Portfolio Managers are also eligible for an investment management incentive and deferred compensation plan (the "Plan"). The Plan is designed to align the objectives of the investment professionals, including the Portfolio Managers, and others on the investment team that includes the Portfolio Managers with those of shareholders and other clients whose assets are managed by Citigroup Asset Management ("CAM"). CAM is an affiliate of TAMIC and TIMCO and is responsible for administering the compensation program for the Portfolio Managers. Under the Plan, a general incentive pool is established based on market data and business results. From this general pool a "base incentive pool" is established for each investment team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

Beginning with the allocation of incentive compensation for 2005, the investment team's incentive pool will be adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) assigned by CAM and currently being finalized, and its ranking among a "peer group" of non-CAM investment managers. The performance adjustment factor will be determined measuring the investment team's performance against the 5-year (or 3-year if there is no 5-year) and 1-year returns of the applicable benchmark with longer-term performance more heavily weighted than shorter-term performance.

The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool is allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of a Portfolio Manager's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

As of December 31, 2004, none of the Portfolio Managers of the Accounts held any units of interest in any of the Accounts.

                               VALUATION OF ASSETS

The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

                              NET INVESTMENT FACTOR

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an investment alternative from one Valuation Period to the next. The net investment factor is determined by dividing (a) by (b) and adding (c) to the result where:

       (a) is the net result of the Valuation Period's investment income (including, in the case of assets invested in an underlying mutual fund, distributions whose ex-dividend date occurs during the Valuation Period), PLUS capital gains and losses (whether realized or unrealized), LESS any deduction for applicable taxes (presently zero);

       (b) is the value of the assets at the beginning of the Valuation Period (or, in the case of assets invested in an underlying mutual fund, value is based on the net asset value of the mutual fund);

       (c) is the net result of 1.000, LESS the Valuation Period deduction for the insurance charge, LESS the applicable deduction for the investment advisory fee, and in the case of Accounts TGIS, TSB and TAS, LESS the applicable deduction for market timing fees (the deduction for the investment advisory fee is not applicable in the case of assets invested in an Underlying Fund, since the fee is reflected in the net asset value of the fund).

             The net investment factor may be more or less than one.

ACCUMULATION UNIT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the business day just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is
1.000081 x 1.000081.)

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.


SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($42,000 for 2005). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($14,000 in 2005).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

    1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

                   (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

                   (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

                   (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

                   (d)    the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                       THE BOARD OF MANAGERS AND OFFICERS

The investments and administration of each of the Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers of Accounts GIS, QB, MM, TGIS, TSB and TAS are elected annually by those Contract Owners participating in the Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

---------------------- ----------- ------------- ------------------------------------- -------------- --------------
NAME, ADDRESS AND AGE  POSITION(S)   TERM OF       PRINCIPAL OCCUPATION DURING LAST      NUMBER OF        OTHER
                       HELD WITH    OFFICE AND                FIVE YEARS                PORTFOLIOS    DIRECTORSHIPS
                          FUND      LENGTH OF                                             IN FUND        HELD BY
                                   TIME SERVED                                            COMPLEX       DIRECTOR
                                                                                        OVERSEEN BY
                                                                                         DIRECTOR
---------------------- ----------- ------------- ------------------------------------- -------------- --------------
*R. Jay Gerken         Manager     Since 2002    Managing Director (1989 to present)        11          Managing
  399 Park Avenue                                of Citigroup Global Markets Inc.                      Director of
  New York, NY                                   ("CGM"); Chairman, President and                          CGM
  Age 54                                         CEO of Smith Barney Fund Management
                                                 LLC; Travelers Investment
                                                 Adviser, Inc. and CitiFund
                                                 Management Inc. Chairman, Chief
                                                 Executive Officer and
                                                 President, Board of Managers
                                                 (2002-present), six Variable
                                                 Annuity Separate Accounts of
                                                 The Travelers Insurance
                                                 Company+; Chairman, Board of
                                                 Trustees (2002-present), five
                                                 Mutual Funds sponsored by The
                                                 Travelers Insurance Company.++
---------------------- ----------- ------------- ------------------------------------- -------------- --------------
Ernest J. Wright       Secretary   Since 1994    Vice President and Secretary               11        N/A
One Cityplace          to the                    (1996-present), Assistant Secretary
Hartford, CT           Board                     (1994-1996), Counsel
Age 64                                           (1987-present), The Travelers
                                                 Insurance Company; Secretary
                                                 (1994-present), six Variable
                                                 Annuity Separate Accounts of
                                                 The Travelers Insurance
                                                 Company+; Secretary
                                                 (1994-present), five Mutual
                                                 Funds sponsored by The
                                                 Travelers Insurance Company.++

---------------------- ----------- ------------- ------------------------------------- -------------- --------------
Kathleen A. McGah      Assistant   Since 1995    Deputy General Counsel (1999 -             11        N/A
One Cityplace          Secretary                 present); Assistant Secretary
Hartford, CT               to                    (1995-present), The Travelers
Age 54                 The Board                 Insurance Company; Assistant
                                                 Secretary (1995-present), six
                                                 Variable Annuity Separate
                                                 Accounts of The Travelers
                                                 Insurance Company+; Assistant
                                                 Secretary, (1995-present), five
                                                 Mutual Funds sponsored by The
                                                 Travelers Insurance Company.++
---------------------- ----------- ------------- ------------------------------------- -------------- --------------
David A. Golino        Principal   Since 1998    Vice President and Controller (1999         6             N/A
One Cityplace          Accounting                - present); Second Vice President
Hartford, CT           Officer                   (1996-1999), The Travelers
Age 43                                           Insurance Company; Principal
                                                 Accounting Officer (1998-present),
                                                 six Variable Annuity Separate
                                                 Accounts of The Travelers Insurance
                                                 Company.+
---------------------- ----------- ------------- ------------------------------------- -------------- --------------
William D. Wilcox      Chief AML   Since 2002    Counsel and Chief Compliance                6             N/A
One Cityplace          Compliance                Officer (1999 - present); The
Hartford, CT           Officer                   Travelers Insurance Company; Chief
Age 40                 and Chief                 AML Compliance (2002-present), six
                       Compliance                Variable Annuity Separate Accounts
                       Officer                   of The Travelers Insurance Company.+
---------------------- ----------- ------------- ------------------------------------- -------------- --------------

INDEPENDENT MANAGERS
----------------------- ----------- ------------- ------------------------------------- ------------- ----------------
NAME, ADDRESS AND AGE   POSITION(S)   TERM OF       PRINCIPAL OCCUPATION DURING LAST     NUMBER OF         OTHER
                        HELD WITH    OFFICE AND                FIVE YEARS                PORTFOLIOS    DIRECTORSHIPS
                           FUND      LENGTH OF                                            IN FUND         HELD BY
                                    TIME SERVED                                           COMPLEX        DIRECTOR
                                                                                        OVERSEEN BY
                                                                                          DIRECTOR
----------------------- ----------- ------------- ------------------------------------- ------------- ----------------
Robert E. McGill, III   Manager     Since 1974    Retired manufacturing executive.           11            None
295 Hancock Street                                Director (1983-1995), Executive
Williamstown, MA                                  Vice President (1989-1994) and
Age 74                                            Senior Vice President, Finance and
                                                  Administration (1983-1989),
                                                  The Dexter Corporation
                                                  (manufacturer of specialty
                                                  chemicals and materials); Vice
                                                  Chairman (1990-1992), Director
                                                  (1983-1995), Life
                                                  Technologies, Inc. (life
                                                  science/biotechnology
                                                  products); Director,
                                                  (1994-1999), The Connecticut
                                                  Surety Corporation
                                                  (insurance); Director
                                                  (1995-2000), Chemfab
                                                  Corporation (specialty
                                                  materials manufacturer);
                                                  Director (1999-2001),
                                                  Ravenwood Winery, Inc.;
                                                  Director (1999-2003), Lydall
                                                  Inc. (manufacturer of fiber
                                                  materials); Member, Board of
                                                  Managers (1974-present), six
                                                  Variable Annuity Separate
                                                  Accounts of The Travelers
                                                  Insurance Company+; Trustee
                                                  (1990-present), five Mutual
                                                  Funds sponsored by The
                                                  Travelers Insurance Company.++
----------------------- ----------- ------------- ------------------------------------- ------------- ---------------
Lewis Mandell           Manager     Since 1990    Professor of Finance and Managerial        11       Director
160 Jacobs Halls                                  Economics, University at Buffalo                    (2000-present),
Buffalo, NY                                       since 1998. Dean, School of                         Delaware
Age 62                                            Management (1998-2001), University                  North Corp.
                                                  at Buffalo; Dean, College of                        (hospitality
                                                  Business Administration                             business)
                                                  (1995-1998), Marquette University;
                                                  Professor of Finance (1980-1995)
                                                  and Associate Dean (1993-1995),
                                                  School of Business Administration,
                                                  and Director, Center for Research
                                                  and Development in Financial
                                                  Services (1980-1995), University of
                                                  Connecticut; Member, Board of
                                                  Managers (1990-present), six
                                                  Variable Annuity Separate Accounts
                                                  of The Travelers Insurance
                                                  Company+; Trustee (1990-present),
                                                  five Mutual Funds sponsored by The
                                                  Travelers Insurance Company.++
----------------------- ----------- ------------- ------------------------------------- ------------- ---------------
Frances M. Hawk,         Manager     Since 1991   Private Investor, (1997-present);          11            None
  CFA, CFP                                        Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                              Management Company, Inc.
Downingtown, PA                                   (investment management); Assistant
Age 57                                            Treasurer, Pensions and Benefits.
                                                  Management (1989-1992), United
                                                  Technologies Corporation
                                                  (broad-based designer and
                                                  manufacturer of high
                                                  technology products); Member,
                                                  Board of Managers
                                                  (1991-present), six Variable
                                                  Annuity Separate Accounts of
                                                  The Travelers Insurance
                                                  Company+; Trustee
                                                  (1991-present), five Mutual
                                                  Funds sponsored by The
                                                  Travelers Insurance Company.++
----------------------- ----------- ------------- ------------------------------------- ------------- ---------------

+ These six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

* Mr. Gerken is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney Inc., an indirect wholly owned subsidiary of Citigroup Inc. and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Accounts, as well as other expenses for services related to the operations of the Accounts, for which it deducts certain amounts from purchase payments and from the Accounts.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. For the year ended December 31, 2004, the Nominating and Administration Committee met two times. The Audit Committee reviews the scope and results of the Fund's annual audits with the Fund's independent accountants and recommends the engagement of the accountants. For the year ended December 31, 2004, the Audit Committee met one time. For the year ended December 31, 2004, the members of the Nominating and Audit Committees were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Trustees do not receive any additional compensation for their committee services.

Members of the Board of Managers who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Citigroup Inc. or its subsidiaries receive an aggregate retainer of $25,000 for service on the Boards of the six Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $3,500 for each meeting of such Boards attended and $1,000 for the second day and each subsequent day of a regular meeting. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Travelers Distribution LLC ("TDLLC") serves as principal underwriter for Fund U and each Separate Account. The offering is continuous. TDLLC's principal executive offices are located at P.O. Box 990026, Hartford, Connecticut. TDLLC is affiliated with the Company and Fund U and each Separate Account.

Under the terms of the Distribution and Principal Underwriting Agreement among Fund U and each Separate Account, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

---------------------- ------------------------------ --------------------------
                          UNDERWRITING COMMISSIONS      AMOUNT OF UNDERWRITING
                              PAID TO TDLLC BY           COMMISSIONS RETAINED
         YEAR                    THE COMPANY                   BY TDLLC
---------------------- ------------------------------ --------------------------

2004                               $132,410                       $0
---------------------- ------------------------------ --------------------------

2003                                $73,223                       $0
---------------------- ------------------------------ --------------------------

2002                                $88,393                       $0
---------------------- ------------------------------ --------------------------


                             ADMINISTRATIVE SERVICES

Under the terms of an Administrative Services Agreement and Agreement to Provide Guarantees (formerly the Distribution and Management Agreement) between each Separate Account and the Company, the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. In addition, under the terms of the Administrative Services Agreement and Agreement to Provide Guarantees between the Company and Accounts TGIS, TSB and TAS, the Company deducts amounts necessary to pay fees to third-party registered investment advisers which provide market timing investment advisory services to Contract Owners in those accounts and, in turn, pays such fees to the registered investment advisers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Administrative Services Agreement and Agreement to Provide Guarantees:


--------------------------------------------------------------------------------
     SEPARATE ACCOUNT           2004              2003              2002
--------------------------------------------------------------------------------
            GIS              $6,658,479        $6,417,236        $7,430,006
--------------------------------------------------------------------------------
            QB               $1,382,522        $1,496,126        $1,582,350
--------------------------------------------------------------------------------
            MM               $1,068,903        $1,566,496        $2,085,552
--------------------------------------------------------------------------------
             U              $69,158,237       $65,448,164       $69,225,672
--------------------------------------------------------------------------------
           TGIS              $1,271,284        $1,484,463        $1,729,052
--------------------------------------------------------------------------------
            TSB              $1,687,417        $1,238,656          $956,099
--------------------------------------------------------------------------------
            TAS              $1,340,205        $1,213,526        $1,200,043
--------------------------------------------------------------------------------


                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS, QB, MM, TGIS, TSB and TAS.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

An Annual Report for each of Accounts GIS, QB, MM, TGIS, TSB and TAS has been filed with the Securities and Exchange Commission. The Annual Reports are incorporated by reference into this

Statement of Additional Information and copies of each Annual Report must accompany this Statement of Additional Information. Each Account's Annual Report contains audited financial statements for each Account's latest fiscal year.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Accounts GIS, QB, MM, TGIS, TSB, and TAS as of December 31, 2004, and for each of the years in the two-year period ended December 31, 2004, included in the Annual Reports (for each) have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, and the financial statements of The Travelers Fund U for Variable Annuities as of December 31, 2004, and for each of the years in the two-year period ended December 31, 2004, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Insurance Company and subsidiaries refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, for variable interest entities in 2003, and for goodwill and intangible assets in 2002.

The financial information for the six years ended December 31, 2004, in the table under "Condensed Financial Information" included herein, has been derived from the financial statements of The Travelers Fund U audited by KPMG LLP and has been reported upon by KPMG LLP.

                      PROXY VOTING POLICIES AND PROCEDURES

Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the adviser or the subadviser, as appropriate. This appendix includes the policies and procedures, the adviser or subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from an adviser or subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368, (2) on the internet at WWW.CITIGROUPAM.COM, and
(3) on the SEC's website at www.sec.gov.

TAMIC AND TIMCO PROXY VOTING POLICIES AND PROCEDURES

TAMIC, TIMCO are affiliates of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                        THE TRAVELERS VARIABLE ANNUITIES



                 INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY
                           PENSION AND PROFIT-SHARING,
                       SECTION 403(B) AND SECTION 408, AND
                         DEFERRED COMPENSATION PROGRAMS
































L-11165S                                                                May 2005

                       STATEMENT OF ADDITIONAL INFORMATION


  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("GIS")
        THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ("QB")

    o INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY THE TRAVELERS INSURANCE COMPANY (GIS AND QB)

    o GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE TRAVELERS INSURANCE COMPANY FOR FUNDING QUALIFIED RETIREMENT PLANS UNDER PENSION AND PROFIT-SHARING PROGRAMS (GIS AND QB)

    o GROUP VARIABLE ANNUITY CONTRACT ISSUED BY THE TRAVELERS INSURANCE COMPANY (GIS)

                                   MAY 2, 2005

This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with the Prospectus dated May 2, 2005. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Cityplace, Hartford, Connecticut 06103-3415 or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.



                                TABLE OF CONTENTS                           PAGE


Description of The Travelers Insurance Company and The Separate Accounts....   3

The Insurance Company.......................................................   3

The Separate Accounts.......................................................   3

Investment Objectives, Policies and Risks...................................   3

Description of Certain Types of Investments and Investment Techniques
Available to the Accounts...................................................   6

Investment Restrictions.....................................................  23

The Travelers Growth and Income Stock Account for Variable Annuities........  23


The Travelers Quality Bond Account for Variable Annuities...................  24

Disclosure of Portfolio Holdings of the Managed Separate Accounts...........  26
Investment Management And Advisory Services.................................  28

Board Review and Approval of Investment Advisory Agreements.................  28
Advisory Fees...............................................................  29

TIMCO.......................................................................  30

TAMIC.......................................................................  31

Code of Ethics..............................................................  32

Portfolio Managers..........................................................  33
Valuation Of Assets.........................................................  35

Federal Tax Considerations..................................................  35

The Board Of Managers.......................................................  39

                           TABLE OF CONTENTS (CONT'D)                       PAGE


Distribution and Principal Underwriting Agreement...........................  43

Administrative Services.....................................................  43

Securities Custodian........................................................  44

Incorporation of Certain Documents by Reference.............................  44

Independent Registered Public Accounting Firm...............................  44

Proxy Voting Policies and Procedures........................................  45
Financial Statements........................................................ F-1

                 DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY
                            AND THE SEPARATE ACCOUNTS


THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of Citigroup Insurance Holding Corporation, which is an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

On January 31, 2005, CITIGROUP, INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the annuity contract described in this prospectus:

    o   The Travelers Insurance Company

    o   The Travelers Life and Annuity Company

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close during the third quarter of 2005. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets to Citigroup, Inc. The Travelers Insurance Company filed a current report of financial information on Form 8-K on February 2, 2005 with additional information about the transaction. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity or variable life insurance contract, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to annuity contract owners.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts available under the variable annuity contracts described in this Statement of Additional Information meets the definition of a separate account under federal securities laws, and complies with the provisions of the Investment Company Act of 1940. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorize the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts. The Company holds title to the assets of the Separate Accounts. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

Two different types of Separate Accounts are available to fund the variable annuity contract described in this Statement of Additional Information. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act. Fund U's assets are invested exclusively in the shares of Underlying Funds.

The second type of Separate Account available under the contract are Accounts GIS, QB and MM (the "Accounts") which are "managed" Separate Accounts. The Accounts are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the Accounts are invested directly in securities such as stocks, bonds or money market instruments that are compatible with the stated investment policies of each Account. Each of the Accounts available in connection with the Contract has different investment objectives and fundamental investment policies.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

Each Account's investment objective and, unless noted as fundamental, its investment policies may be changed without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in an Account's investment objective or policies may result in the Account having a different investment objective from those that an owner selected as appropriate at the time of investment.

Listed below for quick reference are the types of investments that each Account may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Accounts' investments and investment techniques follows the chart.

                             INVESTMENTS AT A GLANCE

--------------------------------------------------------------------------------
   INVESTMENT TECHNIQUE                            GIS              QB
--------------------------------------------------------------------------------
   Affiliated Bank Transactions
--------------------------------------------------------------------------------
   American Depositary Receipts                     X               X
--------------------------------------------------------------------------------
   Asset-Backed Mortgage Securities                 X               X
--------------------------------------------------------------------------------
   Bankers' Acceptances                             X               X
--------------------------------------------------------------------------------
   Buying Put and Call Options                      X
--------------------------------------------------------------------------------
   Certificates of Deposit                          X               X
--------------------------------------------------------------------------------
   Commercial Paper                                 X               X
--------------------------------------------------------------------------------
   Convertible Securities                           X               X
--------------------------------------------------------------------------------
   Corporate Asset-Backed Securities                X               X
--------------------------------------------------------------------------------
   Debt Securities                                  X               X
--------------------------------------------------------------------------------
   Emerging Market Securities
--------------------------------------------------------------------------------
   Equity Securities                                X               X
--------------------------------------------------------------------------------
   Floating & Variable Rate Instruments             X               X
--------------------------------------------------------------------------------
   Foreign Securities                               X               X
--------------------------------------------------------------------------------
   Forward Contracts on Foreign Currency
--------------------------------------------------------------------------------
   Futures Contracts                                X               X
--------------------------------------------------------------------------------
   Illiquid Securities                              X               X
--------------------------------------------------------------------------------
   Indexed Securities                                               X
--------------------------------------------------------------------------------
   Index Futures Contracts                          X               X
--------------------------------------------------------------------------------
   Investment Company Securities
--------------------------------------------------------------------------------
   Investment in Unseasoned Companies               X               X
--------------------------------------------------------------------------------
   Lending Portfolio Securities
--------------------------------------------------------------------------------
   Letters of Credit                                X               X
--------------------------------------------------------------------------------
   Loan Participations
--------------------------------------------------------------------------------
   Money Market Instruments                         X               X
--------------------------------------------------------------------------------
   Options on Foreign Currencies
--------------------------------------------------------------------------------
   Options on Index Futures Contracts               X               X
--------------------------------------------------------------------------------
   Options on Stock Indices                         X
--------------------------------------------------------------------------------
   Other Direct Indebtedness
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   INVESTMENT TECHNIQUE                            GIS              QB
--------------------------------------------------------------------------------
   Real Estate-Related Instruments                  X               X
--------------------------------------------------------------------------------
   Repurchase Agreements                            X               X
--------------------------------------------------------------------------------
   Reverse Repurchase Agreements                    X               X
--------------------------------------------------------------------------------
   Short Sales "Against the Box"
--------------------------------------------------------------------------------
   Short-Term Money Market Instruments              X               X
--------------------------------------------------------------------------------
   Swap Agreements
--------------------------------------------------------------------------------
   Temporary Bank Borrowing                         X               X
--------------------------------------------------------------------------------
   U.S. Government Securities                       X               X
--------------------------------------------------------------------------------
   Variable Amount Master Demand Notes              X               X
--------------------------------------------------------------------------------
   When-Issued & Delayed Delivery Securities        X               X
--------------------------------------------------------------------------------
   Writing Covered Call Options                     X
--------------------------------------------------------------------------------

      DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
                           AVAILABLE TO THE ACCOUNTS

WRITING COVERED CALL OPTIONS: The Accounts will write only "covered" call options, that is, they will own the underlying securities which are acceptable for escrow when they write the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. These call options generally will be short-term contracts with a duration of nine months or less. The Accounts will receive a premium for writing a call option, but give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Accounts will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an Account's total returns.

The premium received for writing a covered call option will be recorded as a liability in each Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by the Accounts. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, the Accounts will be required to make escrow arrangements.

In instances where the Accounts believe it is appropriate to close a covered call option, they can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. The Accounts may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If the Accounts cannot effect a closing transaction, they will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Accounts' rates of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS: The Accounts may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by the Accounts, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months.

The Accounts will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, each Account's risk is limited to the option premium paid.

The Accounts may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

MONEY MARKET INSTRUMENTS: Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

SHORT-TERM MONEY MARKET INSTRUMENTS. The Accounts may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Accounts.

CERTIFICATES OF DEPOSIT: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks. Additionally, Account TSB invests in Euro Certificates of Deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars.

BANKERS' ACCEPTANCES: Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank, which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Account MM must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

UNITED STATES GOVERNMENT SECURITIES: Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS: Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Account is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Account would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

WHEN-ISSUED SECURITIES. Certain Accounts may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the Accounts' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Account's net asset value daily from the commitment date. While the adviser or subadviser intends for the Account to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. An Account does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, an Account normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Accounts do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when an Account commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner will be advantageous to the Accounts. However, this practice entails certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, an Account would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Account limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Accounts' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Accounts elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Accounts' custodian, subject to a subcustodian agreement approved by the Accounts between that bank and the Accounts' custodian.

The floating and variable rate obligations that the Accounts may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives an Account an undivided interest in the underlying obligations in the proportion that the Account's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by an Account at varying rates of interest pursuant to direct arrangements between the Account as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, an Account's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Account will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Account (as lender) and the issuer of the note (as borrower). Under the note, an Account has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by an Account permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by an Account may have maturities of more than one year, provided that: (1) the Account is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, an Account's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, an Account will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Account has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on an Account to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on an Account to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer-term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Accounts expect to remain fully invested in common stocks to the extent practicable, and is therefore subject to the general risk of the stock market. The value of an Account's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Accounts also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Accounts may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. An Account may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the lack of publicly available information due to their relatively short operating record as public companies.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of an Account, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible bonds or preferred stock with warrants or stock call options. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

DEBT SECURITIES. Debt securities held by an Account may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Accounts may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and AAA, AA, or A for Moody's, (see the Appendix for more information)) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. Lower-rated or comparable unrated bonds are commonly referred to as "junk bonds". There is no minimum acceptable rating for a security to be purchased or held by certain Accounts, and an Account may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of these restructuring, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, an Account may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Account.

An Account may, from time to time, own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Account even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if an Account owns a bond that is called, the Account will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Account.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. An Account's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

       CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer s financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

       DIVERSIFICATION. An Account generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

       ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by an Account investing in these bonds of its investment objective may be more dependent on the credit analysis of a lower-rated bond than would be the case if the Account invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Accounts may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stock at a future date for a fixed price.

An Account will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Account will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Account's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Account will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

The use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

STOCK INDEX FUTURES CONTRACTS. Certain Accounts may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. Each Account may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by an Account are usually liquidated in this manner, an Account may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by an Account, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, an Account will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Accounts also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Accounts may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Account enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Account will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Account are intended to correlate with the Account's portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Account. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that an Account's transactions in those instruments will not in fact offset the impact on the Account of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Account which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Account.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Account, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Account may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Account's securities is particularly relevant to futures contracts. An Account, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Account. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Accounts intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. An Account may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Account may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Accounts' assets posted as margin in connection with these transactions as permitted under the Act. The Accounts will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that an Account could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Account could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which an Account is exposed. These transactions also, of course, may be more, rather than less, favorable to an Account than originally anticipated.

SWAPS. Swaps are over-the-counter (OTC) agreements that typically require counterparties to make periodic payments to each other for a specified period. The calculation of these payments is based on an agreed-upon amount, called the notional amount that generally is exchanged only in currency swaps. The periodic payments may be a fixed or floating (variable) amount. Floating payments may change with fluctuations in interest or currency rates or equity or commodity prices, depending on the contract terms. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Accounts may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Accounts may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign countries and restrictions in certain countries on direct investment by foreign entities, an Account may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Subject to any limit on an Account's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that an Account's assets are invested substantially in a single country or market, the Account is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer an Account an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of an Account's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Account bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES. Certain Accounts may make investments in illiquid securities. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. Inmost instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Accounts will not bear the expense of such registration. In determining securities subject to the percentage limitation, an Account will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by an Account, the Account's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

LOANS OF SECURITIES TO BROKER DEALERS. The Account may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Account will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Account's total assets taken at their current market value. The Account continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Account may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Managers ("Board"), when the income to be earned from the loan justifies the risks.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, an Account transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable an Account to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Account will be able to avoid selling portfolio instruments at a disadvantageous time.

The Accounts will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in an Account's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of an Account, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, an Account may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Certain Accounts may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

TEMPORARY BANK BORROWING: Certain Accounts may borrow from banks for temporary purposes, including the meeting of redemption requests, which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Accounts may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Accounts may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Accounts may also invest Account assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Accounts have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Accounts may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit care receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Accounts may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Accounts may involve revolving credit facilities or other standby financing commitments which obligate the Accounts to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Accounts may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES: Generally, the Accounts may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

AFFILIATED BANK TRANSACTIONS: Certain Accounts may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities, U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Managers and the advisers of Accounts engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES: Certain Accounts may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX": Some Accounts may enter into a short sale against the box. If an Account decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

COMMERCIAL PAPER RATINGS: Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

INVESTMENT RESTRICTIONS

The Separate Accounts each have different investment objectives and policies, as discussed above and in the Prospectus. Each Managed Separate Account has certain fundamental investment restrictions, which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act.

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("GIS")

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS are set forth below. The investment restrictions set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account GIS, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account GIS.

       1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

       2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of Account GIS, and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

       3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

       4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

       5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

       6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

       7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

       8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of the Account not to exceed 5% of the voting securities of any one issuer.)

       9.    Senior securities will not be issued.

       10.   Short sales of securities will not be made.

       11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

       12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

       13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
             1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. The Accounts' investments will not, however, be concentrated in any one industry; that is, no more than 25% of the value of their assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than 10% of their investment portfolios.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intend to purchase securities for long-term appreciation of capital and income, and do not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover. The portfolio turnover rate for Account GIS for the years ended December 31, 2002, 2003 and 2004 was 54%, 68% and 43%, respectively.

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ("QB")

INVESTMENT RESTRICTIONS

The account normally invests at least 80% of its assets in investment-grade bonds and debt securities ("80% investment policy"). Investment-grade bonds are those rated within the four highest categories by Standard & Poors Group, Moody's Investors Service, Inc. or any other nationally recognized statistical rating organization, or if, unrated, determined to be of comparable quality by the Adviser. Commercial paper rated in the top category by a nationally recognized statistical rating organization is included in the Account's 80% investment policy. The Account will notify shareholders at least 60 days' prior to changing it's 80% investment policy.

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

       1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

       2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

       3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

       4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

       5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

       6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

       7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

       8. Not more than 10% of the voting securities of any one issuer will be acquired.

       9.    Senior securities will not be issued.

       10.   Short sales of securities will not be made.

       11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

       12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

       13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than 25% of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 2002, 2003 and 2004 was 113%, 139% and 98%, respectively.


                DISCLOSURE OF PORTFOLIO HOLDINGS OF THE ACCOUNTS

GENERAL POLICY

The Accounts' general policy with respect to the disclosure of portfolio security holdings is the policy developed by Citigroup Asset Management ("CAM"), a business unit of Citigroup Inc. that employs the Accounts' investment advisory personnel. The policy provides that an Account's portfolio holdings information may never be shared with non-CAM employees, investors or potential investors (whether individual or institutional, or with third parties unless it is done for legitimate Account business purposes. Generally, the release of details of securities positions is only permitted once they are considered "stale" - meaning after the information is at least 25 calendar days old following the quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by an Account that has not been fully reflected in the market.

The policy requires that consideration always be given by CAM and its affiliates as to whether disclosure of information about an Account's portfolio holdings is in the best interests of the Account's shareholders. Any conflicts of interest between the interests of Account shareholders and those of others must be evaluated weighing the legitimate business interest favoring disclosure of an Account's portfolio holdings against any shareholder interest in not making such disclosure. In the case of any conflicts between the interests of shareholders and the interests of certain affiliates of CAM who may manage similar portfolios, such conflicts must be addressed in a manner that places the interests of Account shareholders first. Exceptions to the policy must be considered on a case-by-case basis and granted only after a thorough examination and consultation with CAM's legal department. Exceptions are to be reported to the Board of Managers at its next regularly scheduled meeting. The Account's Board of Managers also reviews changes to the ongoing arrangements for disclosure of portfolio holdings information at least annually and is expected to review the policy regarding selective disclosure of portfolio holdings during its annual review of the Accounts' compliance policies and procedures.

In any event, each Account's complete list of holdings (including the size of each position) may not be made available to investors, potential investors, third parties and non-Account related employees earlier than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such disclosure may not be made until 25 days following quarter end. The Accounts do not currently post their portfolio holdings, or otherwise publicly disclose their portfolio holdings other than in required regulatory filings and reports.

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Account must have a legitimate business purpose for the release of the information and the release of the information must be subject to a duty of confidentiality and is subject to a duty not to trade on non-public information, in order to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by the Account. Currently, all arrangements under which non-public information about the Accounts' portfolio holdings is released are with service providers to the Accounts to facilitate Account management and portfolio transactions. These ongoing arrangements are identified below.

Neither the Account, or its adviser(s), or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.


DISCLOSURE OF LIMITED PORTFOLIO HOLDINGS INFORMATION

Under the requirements of the General Policy described above, the Accounts' may release certain portfolio holdings information to other parties on a limited basis . For example,

    1. The Accounts' portfolio management may disclose a list of securities that may include Account holdings together with other securities followed by the Account's portfolio manager to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

    2. Portfolio management could discuss a trade in process only with counterparties, potential counterparties and others involved in the transaction (e.g. brokers and custodians). In these circumstances, the information about the holdings may not be identified to the Account itself.

    3. The Account's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

    4. The Account's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

    5. The Account's sector weightings, and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

    6. The Account's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to the Board of Managers, its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

There may be no lag between the date of the information and the date of disclosure.

DISCLOSURE TO SERVICE PROVIDERS

Certain service providers to the Accounts require portfolio holdings information prior to such information being considered stale and prior to public disclosure of such information in order to service the Accounts in the regular course of business. Arrangements with such services providers and the frequency with which the information is provided are described below. In the case of the Accounts, disclosure of portfolio holdings information to such service providers is made by authorized portfolio management, investment systems, and compliance personnel of the adviser or CAM, as applicable.

Ongoing arrangements for disclosure of portfolio holdings of the Accounts, any changes to existing ongoing arrangements must be approved in advance by CAM's Chief Compliance Officer, or designee. New arrangements are presented to the Account's Board of Management no less frequently than annually. Any disclosure of portfolio holdings made outside of an ongoing arrangement must be approved by CAM's Chief Compliance Officer or designee.

SPECIFIC SERVICE PROVIDER ARRANGEMENTS

Set forth below is a list, as of December 31, 2004, of those parties with whom an Account has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.

                     RECIPIENT (HOLDINGS)                      FREQUENCY         DELAY BEFORE DISSEMINATION
---------------------------------------------------------------------------------------------------------------
JP Morgan Chase (Fund Custodian and Accounting Agent)          Daily           None
---------------------------------------------------------------------------------------------------------------
Institutional Shareholders Services, (Proxy Voting Services)   As necessary    None
---------------------------------------------------------------------------------------------------------------
Plexus                                                                         Sent 1-3 business day following
                                                               Quarterly       the end of a Quarter
---------------------------------------------------------------------------------------------------------------
Quantitative Services Group                                    Daily           None


                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. Travelers Asset Management International Company LLC (TAMIC) furnishes investment management and advisory services to Accounts GIS and QB according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreement between Account QB and TAMIC was approved by a vote of variable annuity Contract Owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account GIS and TAMIC was approved by a vote of the variable annuity Contract Owners at their meeting held on April 27, 1998.

The agreements between Accounts GIS and QB and TAMIC will continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

       1. provides that for investment management and advisory services, the Company will pay to TAMIC, on an annual basis, an advisory fee based on the current value of the assets of the accounts for which TAMIC acts as an investment adviser (see "Advisory Fees" in the prospectus);

       2. may not be terminated by TAMIC without the prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

       3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Accounts. In addition, and in either event, the terms of the agreements must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreements, cast in person at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreements; and

       4.    will automatically terminate upon assignment.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

As previously noted, the Board of Managers oversees the Accounts' investment advisers and determines whether to approve and renew the Accounts' Investment Advisory Agreements. In reviewing the Agreements, the Board considered a number of factors, many of which are discussed below, but did not identify any single factor as controlling.

Capability of the Investment Adviser to Provide Services

The Board considered, among other things, the experience and expertise of each investment adviser's personnel. The Board considered such factors as other clients or funds for which the adviser performs similar services, investment performance of such other clients or funds, the length of service to such other clients or funds and the size of asset pools advised. Additionally, the Board also considered the educational background and professional experience of the adviser's personnel. The Board also considered the availability of such personnel to the appropriate fund, as well as each adviser's policies relating to the assignment of personnel to the funds.

Regulatory Compliance History

The Board considered whether any of the advisers or any affiliate thereof had any regulatory compliance problems. The Board considered the number and type of complaints, if any, involving the adviser, and considered any inquiries involving the adviser by the SEC or other federal or state agencies.

Investment Performance of the Accounts

The Board reviewed the performance of each Account from several perspectives. The Board considered how well each Account achieved its objective. The Board also compared each Account's performance with mutual funds with similar objectives and policies, but with different advisers. Additionally, the Board compared the performance of each Account with appropriate market indices.

Profitability of the Investment Adviser

The Board considered the reasonableness of each adviser's profit, if any, from the fees under each Agreement. The Board assessed the fees in light of each adviser's overall financial position. The Board considered the appropriateness of the method by which the costs to the adviser of providing services are computed. The Board examined any collateral benefits to the adviser as a result of providing services to the Account as well as collateral benefits to the Account as a result of its relationship with the adviser.

Expenses

The Board considered data on the advisory fees of a representative sample of mutual funds that are comparable to each Account. The Board also considered the expense ratios of a representative sample of mutual funds comparable to each Account. The Board reviewed whether there have been any economies of scale realized because of common management with other funds or other funds managed by the adviser and considered the potential for further economies of scale.

After evaluation of information received at regular meetings throughout the year, the Board concluded that each Account's investment advisory agreement is reasonable and fair to the Account and its shareholders and should be continued.

ADVISORY FEES

The advisory fee for each Separate Account is described in the prospectus.

The advisory fees paid to TAMIC by each of the Accounts during the last three fiscal years were:

        ----------------------------------------------------------------
                                    ACCOUNT GIS            ACCOUNT QB
        ----------------------------------------------------------------
                     2002           $3,528,284              $348,157
        ----------------------------------------------------------------
                     2003           $3,051,333              $367,941
        ----------------------------------------------------------------
                     2004           $3,304,133              $343,616
        ----------------------------------------------------------------


Effective May 1, 1998, The Travelers Investment Management Company ("TIMCO") became the Subadviser to Account GIS. The subadvisory fee paid to TIMCO by TAMIC for Account GIS for the years ended December 2002, 2003 and 2004 were $2,487,883 and $2,112,824, and $2,293,926, respectively.

TIMCO

Investment decisions for Account GIS will be made independently from any other accounts that may be or become managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreements, TIMCO will place purchase and sale orders for portfolio securities of the Accounts through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms, which provide brokerage, and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts, but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and managing the portfolios of Account GIS by comparing brokerage firms utilized by TIMCO to other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

---------------------------------------------------------------------------------------------------------------
    FUNDS             2004             2003              2002          TOTAL PORTFOLIOS       COMMISSIONS
                                                                         TRANSACTIONS         PAID TO SUCH
                                                                        ASSOCIATED WITH       BROKERS FOR
                                                                            BROKERS           RESEARCH IN
                                                                           PROVIDING              2004
                                                                           RESEARCH
                                                                       SERVICES IN 2004
---------------------------------------------------------------------------------------------------------------
   Account GIS        $612,502          $993,021        $1,043,985          $328,543,269           $311,547
---------------------------------------------------------------------------------------------------------------


There were no brokerage commissions paid by Account QB for the fiscal years ended December 31, 2002, 2003 and 2004. For the fiscal year ended December 31, 2004, no portfolio transactions were directed to certain brokers because of research services.

No formulas were used in placing such transactions with brokers who provided research services, and no specific amount of transactions was allocated for research services. Brokerage business placed with brokers affiliated with any of the advisers or subadvisers during 2004 follows.

TAMIC

Investment advice and management for TAMIC's clients (Accounts GIS and QB ) are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS and QB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts GIS or QB are concerned. In other cases, however, it is believed that the ability of the accounts to participate in volume transactions will produce better executions for the accounts.

BROKERAGE

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information.

Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Accounts GIS and QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Managers, TAMIC is responsible for the investment decisions and the placement of orders for portfolio transactions of the Accounts. Portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter, and transactions with dealers normally reflect the spread between the bid and asked prices. TAMIC seeks to obtain the best net price and most favorable execution of orders for the purchase and sale of portfolio securities.

CODE OF ETHICS. Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personnel securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


                               PORTFOLIO MANAGERS

ACCOUNT QB. Account QB is co-managed by Gene Collins and Kurt Lin. The table below shows information relating to other accounts co-managed by Mr. Collins and Mr. Lin.

------------------------- ------------------------------ ------------------------- ----------------------------
                                                         Assets in Other
                                                         Accounts Managed by
                          Number of Other Accounts       Manager by Type of
                          Managed by Manager(s) as of    Account: (a)              For Accounts Listed Where
                          December 31, 2004 by Type of   Registered Investment     the Manager's Compensation
                          Account: (a) Registered        Company; (b) Other        is Based on the Account's
                          Investment Company; (b)        Pooled Investment         Performance, the Number of
                          Other Pooled Investment        Vehicles; (c) Other       Accounts and Assets in the
Portfolio Manager         Vehicles; (c) Other Accounts.  Accounts                  Accounts
------------------------- ------------------------------ ------------------------- ----------------------------
Other Accounts                a)   6                         a)   $899 million     None
co-managed by Gene            b)   None                      b)   0
Collins and Kurt Lin          c)   11                        c)   $3.3 million

------------------------- ------------------------------ ------------------------- ----------------------------

Other Accounts                a)   None                      a)   0                None
managed by                    b)   None                      b)   0
Gene Collins                  c)   5                         c)   $426 million

------------------------- ------------------------------ ------------------------- ----------------------------


ACCOUNT GIS. TIMCO employs a team approach to portfolio management with individual portfolio managers primarily responsible for the day-to-day management of TIMCO's portfolios, supervised by TIMCO's president, and supported by a team of researchers. Louis Scott is the portfolio manager primarily responsible for the day-to-day management of the Account, with Daniel Willey as President of TIMCO. The table below shows information relating to other accounts managed by Mr. Willey and Mr. Scott.

------------------------- ------------------------------- ------------------------ ----------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)             For Accounts Listed Where
                          December 31, 2004 by Type of    Registered               the Manager's Compensation
                          Account: (a) Registered         Investment Company;      is Based on the Account's
                          Investment Company; (b) Other   (b) Other Pooled         Performance, the Number of
                          Pooled Investment Vehicles;     Investment Vehicles;     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             (c) Other Accounts       Accounts
------------------------- ------------------------------- ------------------------ ----------------------------
Daniel Willey                 a)   13                        a)   $4.3 billion     None
                              b)   None                      b)   $0
                              c)   11                        c)   $1.4 billion

------------------------- ------------------------------- ------------------------ ----------------------------

Louis Scott                   a)   3                         a)   $284 million     None
                              b)   None                      b)   $0
                              c)   3                         c)   $189 million

------------------------- ------------------------------- ------------------------ ----------------------------

PORTFOLIO MANAGER MATERIAL CONFLICTS OF INTEREST

Apparent or actual material conflicts of interest may arise when a portfolio manager has responsibilities for more than one Account or fund. For example, if the different Accounts or funds have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. Or, a conflict of interest could arise in the allocation of investment opportunities between the Accounts or funds. A portfolio manager could also devote unequal time or attention to the management of each Account or fund. Although the Company has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.

PORTFOLIO MANAGER COMPENSATION

The Portfolio Managers for the Accounts receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

The Portfolio Managers are also eligible for an investment management incentive and deferred compensation plan (the "Plan"). The Plan is designed to align the objectives of the investment professionals, including the Portfolio Managers, and others on the investment team that includes the Portfolio Managers with those of shareholders and other clients whose assets are managed by Citigroup Asset Management ("CAM"). CAM is an affiliate of TAMIC and TIMCO and is responsible for administering the compensation program for the Portfolio Managers. Under the Plan, a general incentive pool is established based on market data and business results. From this general pool a "base incentive pool" is established for each investment team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

Beginning with the allocation of incentive compensation for 2005, the investment team's incentive pool will be adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) assigned by CAM and currently being finalized, and its ranking among a "peer group" of non-CAM investment managers. The performance adjustment factor will be determined measuring the investment team's performance against the 5-year (or 3-year if there is no 5-year) and 1-year returns of the applicable benchmark with longer-term performance more heavily weighted than shorter-term performance.

The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool is allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of a Portfolio Manager's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

As of December 31, 2004, none of the Portfolio Managers of the Accounts held any units of interest in any of the Accounts.

                               VALUATION OF ASSETS

The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day,

President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($42,000 for 2005). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($14,000 in 2005).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

    1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

                   (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

                   (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

                   (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

                   (d)    the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.  OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3.  PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
    YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                       THE BOARD OF MANAGERS AND OFFICERS

The investments and administration of each of the Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers of Accounts GIS and QB are elected annually by those Contract Owners participating in the Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

---------------------- ------------ ------------ ------------------------------------- -------------- --------------
NAME, ADDRESS AND AGE  POSITION(S)    TERM OF      PRINCIPAL OCCUPATION DURING LAST      NUMBER OF        OTHER
                        HELD WITH   OFFICE AND                FIVE YEARS                PORTFOLIOS    DIRECTORSHIPS
                          FUND       LENGTH OF                                            IN FUND        HELD BY
                                    TIME SERVED                                           COMPLEX       DIRECTOR
                                                                                        OVERSEEN BY
                                                                                         DIRECTOR
---------------------- ------------ ------------ ------------------------------------- -------------- --------------
*R. Jay Gerken         Manager      Since 2002   Managing Director (1989 to present)        11          Managing
  399 Park Avenue                                of Citigroup Global Markets Inc.                      Director of
  New York, NY                                   ("CGM"); Chairman, President and                          CGM
  Age 54                                         CEO of Smith Barney Fund Management
                                                 LLC; Travelers Investment
                                                 Adviser, Inc. and CitiFund
                                                 Management Inc. Chairman, Chief
                                                 Executive Officer and
                                                 President, Board of Managers
                                                 (2002-present), six Variable
                                                 Annuity Separate Accounts of
                                                 The Travelers Insurance
                                                 Company+; Chairman, Board of
                                                 Trustees (2002-present), five
                                                 Mutual Funds sponsored by The
                                                 Travelers Insurance Company.++
---------------------- ------------ ------------ ------------------------------------- -------------- --------------
Ernest J. Wright       Secretary    Since 1994   Vice President and Secretary               11        N/A
One Cityplace          to the                    (1996-present), Assistant Secretary
Hartford, CT           Board                     (1994-1996), Counsel
Age 64                                           (1987-present), The Travelers
                                                 Insurance Company; Secretary
                                                 (1994-present), six Variable
                                                 Annuity Separate Accounts of
                                                 The Travelers Insurance
                                                 Company+; Secretary
                                                 (1994-present), five Mutual
                                                 Funds sponsored by The
                                                 Travelers Insurance Company.++
---------------------- ------------ ------------ ------------------------------------- -------------- --------------
Kathleen A. McGah       Assistant   Since 1995   Deputy General Counsel (1999 -             11        N/A
One Cityplace           Secretary                present); Assistant Secretary
Hartford, CT               to                    (1995-present), The Travelers
Age 54                  The Board                Insurance Company; Assistant
                                                 Secretary (1995-present), six
                                                 Variable Annuity Separate
                                                 Accounts of The Travelers
                                                 Insurance Company+; Assistant
                                                 Secretary, (1995-present), five
                                                 Mutual Funds sponsored by The
                                                 Travelers Insurance Company.++
---------------------- ------------ ------------ ------------------------------------- -------------- --------------
David A. Golino        Principal    Since 1998   Vice President and Controller (1999 -       6             N/A
One Cityplace          Accounting                present); Second Vice President
Hartford, CT           Officer                   (1996-1999), The Travelers
Age 43                                           Insurance Company; Principal
                                                 Accounting Officer (1998-present),
                                                 six Variable Annuity Separate
                                                 Accounts of The Travelers Insurance
                                                 Company.+
---------------------- ------------ ------------ ------------------------------------- -------------- --------------
William D. Wilcox      Chief AML    Since 2002   Counsel and Chief Compliance                6             N/A
One Cityplace          Compliance                Officer (1999 - present); The
Hartford, CT           Officer                   Travelers Insurance Company; Chief
Age 40                 and Chief                 AML Compliance (2002-present), six
                       Compliance                Variable Annuity Separate Accounts
                       Officer                   of The Travelers Insurance Company.+
---------------------- ------------ ------------ ------------------------------------- -------------- --------------

INDEPENDENT MANAGERS
----------------------- ----------- ------------- ------------------------------------- ------------- ----------------
NAME, ADDRESS AND AGE   POSITION(S)   TERM OF       PRINCIPAL OCCUPATION DURING LAST     NUMBER OF         OTHER
                        HELD WITH    OFFICE AND                FIVE YEARS                PORTFOLIOS    DIRECTORSHIPS
                           FUND      LENGTH OF                                            IN FUND         HELD BY
                                    TIME SERVED                                           COMPLEX        DIRECTOR
                                                                                        OVERSEEN BY
                                                                                          DIRECTOR
----------------------- ----------- ------------- ------------------------------------- ------------- ----------------
Robert E. McGill, III   Manager     Since 1974    Retired manufacturing executive.           11            None
295 Hancock Street                                Director (1983-1995), Executive
Williamstown, MA                                  Vice President (1989-1994) and
Age 74                                            Senior Vice President, Finance and
                                                  Administration (1983-1989),
                                                  The Dexter Corporation
                                                  (manufacturer of specialty
                                                  chemicals and materials); Vice
                                                  Chairman (1990-1992), Director
                                                  (1983-1995), Life
                                                  Technologies, Inc. (life
                                                  science/biotechnology
                                                  products); Director,
                                                  (1994-1999), The Connecticut
                                                  Surety Corporation
                                                  (insurance); Director
                                                  (1995-2000), Chemfab
                                                  Corporation (specialty
                                                  materials manufacturer);
                                                  Director (1999-2001),
                                                  Ravenwood Winery, Inc.;
                                                  Director (1999-2003), Lydall
                                                  Inc. (manufacturer of fiber
                                                  materials); Member, Board of
                                                  Managers (1974-present), six
                                                  Variable Annuity Separate
                                                  Accounts of The Travelers
                                                  Insurance Company+; Trustee
                                                  (1990-present), five Mutual
                                                  Funds sponsored by The
                                                  Travelers Insurance Company.++
----------------------- ----------- ------------- ------------------------------------- ------------- ----------------
Lewis Mandell           Manager     Since 1990    Professor of Finance and Managerial        11       Director
160 Jacobs Halls                                  Economics, University at Buffalo                    (2000-present),
Buffalo, NY                                       since 1998. Dean, School of                         Delaware
Age 62                                            Management (1998-2001), University                  North Corp.
                                                  at Buffalo; Dean, College of                        (hospitality
                                                  Business Administration                             business)
                                                  (1995-1998), Marquette University;
                                                  Professor of Finance (1980-1995)
                                                  and Associate Dean (1993-1995),
                                                  School of Business Administration,
                                                  and Director, Center for Research
                                                  and Development in Financial
                                                  Services (1980-1995), University of
                                                  Connecticut; Member, Board of
                                                  Managers (1990-present), six
                                                  Variable Annuity Separate Accounts
                                                  of The Travelers Insurance
                                                  Company+; Trustee (1990-present),
                                                  five Mutual Funds sponsored by The
                                                  Travelers Insurance Company.++
----------------------- ----------- ------------- ------------------------------------- ------------- ---------------
Frances M. Hawk,         Manager     Since 1991   Private Investor, (1997-present);          11            None
  CFA, CFP                                        Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                              Management Company, Inc.
Downingtown, PA                                   (investment management); Assistant
Age 57                                            Treasurer, Pensions and Benefits.
                                                  Management (1989-1992), United
                                                  Technologies Corporation
                                                  (broad-based designer and
                                                  manufacturer of high
                                                  technology products); Member,
                                                  Board of Managers
                                                  (1991-present), six Variable
                                                  Annuity Separate Accounts of
                                                  The Travelers Insurance
                                                  Company+; Trustee
                                                  (1991-present), five Mutual
                                                  Funds sponsored by The
                                                  Travelers Insurance Company.++
----------------------- ----------- ------------- ------------------------------------- ------------- ---------------

       These six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

* Mr. Gerken is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney Inc., an indirect wholly owned subsidiary of Citigroup Inc. and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Accounts, as well as other expenses for services related to the operations of the Accounts, for which it deducts certain amounts from purchase payments and from the Accounts.

The following table sets forth the dollar range of equity securities in the Accounts beneficially owned by a Manager of the Board of Managers, and, on an aggregate basis, in all registered investment companies overseen by a Manager within the same family of investment companies as any Account:

-------------------------------------- ------------------------------------ ------------------------------------

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED
                                                                             INVESTMENT COMPANIES OVERSEEN BY
                                                                            THE MANAGER WITHIN THE SAME FAMILY
               MANAGER                  DOLLAR RANGE OF EQUITY SECURITIES     OF INVESTMENT COMPANIES AS ANY
                                                 IN ANY ACCOUNT                           ACCOUNT
-------------------------------------- ------------------------------------ ------------------------------------
R. Jay Gerken                                         None                                 None
-------------------------------------- ------------------------------------ ------------------------------------

Robert E. McGill, III                                 None                                 None
-------------------------------------- ------------------------------------ ------------------------------------

Lewis Mandell                                         None                                 None
-------------------------------------- ------------------------------------ ------------------------------------

Frances M. Hawk                                       None                                 None
-------------------------------------- ------------------------------------ ------------------------------------

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Nominating and Administration Committee will consider nominee recommendations by Contract Owners. Such recommendations should be submitted in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met two times. The Audit Committee reviews the scope and results of the Fund's annual audits with the Fund's independent accountants and recommends the engagement of the accountants. For the year ended December 31, 2004, the Audit Committee met one time. For the year ended December 31, 2004, the members of the Nominating and Audit Committees were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Trustees do not receive any additional compensation for their committee services.

Members of the Board of Managers who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Citigroup Inc. or its subsidiaries receive an aggregate retainer of $25,000 for service on the Boards of the six Variable Annuity Separate Accounts established by The Travelers

Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $3,500 for each meeting of such Boards attended and $1,000 for the second day and each subsequent day of a regular meeting. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Travelers Distribution LLC ("TDLLC") serves as principal underwriter for Fund U and each Separate Account. The offering is continuous. TDLLC's principal executive offices are located at P.O. Box 990026, Hartford, Connecticut. TDLLC is affiliated with the Company and Fund U and each Separate Account.

Under the terms of the Distribution and Principal Underwriting Agreement among Fund U and each Separate Account, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

---------------------- ------------------------------ --------------------------
                          UNDERWRITING COMMISSIONS      AMOUNT OF UNDERWRITING
                              PAID TO TDLLC BY           COMMISSIONS RETAINED
         YEAR                    THE COMPANY                   BY TDLLC
---------------------- ------------------------------ --------------------------

2004                               $132,410                       $0
---------------------- ------------------------------ --------------------------

2003                                $73,223                       $0
---------------------- ------------------------------ --------------------------

2002                                $88,393                       $0
---------------------- ------------------------------ --------------------------


                             ADMINISTRATIVE SERVICES

Under the terms of an Administrative Services Agreement and Agreement to Provide Guarantees (formerly the Distribution and Management Agreement) between each Separate Account and the Company, the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Administrative Services Agreement and Agreement to Provide Guarantees:

--------------------------------------------------------------------------------
SEPARATE ACCOUNT          2004                   2003                 2002
--------------------------------------------------------------------------------
      GIS              $6,658,479             $6,417,236           $7,430,006
--------------------------------------------------------------------------------
       QB              $1,382,522             $1,496,126           $1,582,350
--------------------------------------------------------------------------------

                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS, QB and MM.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

An Annual Report for each of Accounts GIS and QB has been filed with the Securities and Exchange Commission. The Annual Reports are incorporated by reference into this Statement of Additional Information and copies of each Annual Report must accompany this Statement of Additional Information. Each Account's Annual Report contains audited financial statements for each Account's latest fiscal year.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Accounts GIS and QB as of December 31, 2004, and for each of the years in the two-year period ended December 31, 2004, included in the Annual Reports (for each) have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Insurance Company and subsidiaries refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, for variable interest entities in 2003, and for goodwill and intangible assets in 2002.

The financial information for the six years ended December 31, 2004, in the table under "Condensed Financial Information" included herein, has been derived from the financial statements of The Travelers Fund U audited by KPMG LLP and has been reported upon by KPMG LLP.

                      PROXY VOTING POLICIES AND PROCEDURES


Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the adviser or the subadviser, as appropriate. This appendix includes the policies and procedures, the adviser or subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from an adviser or subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368, (2) on the internet at WWW.CITIGROUPAM.COM, and
(3) on the SEC's website at www.sec.gov.

TAMIC AND TIMCO PROXY VOTING POLICIES AND PROCEDURES

TAMIC, TIMCO are affiliates of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of

CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                         2004          2003          2002
                                                        ----          ----          ----

REVENUES

Premiums                                                $2,226        $2,327        $1,924
Net investment income                                    3,348         3,058         2,936
Realized investment gains (losses)                          16            37          (322)
Fee income                                                 781           606           560
Other revenues                                             124           111           136
--------------------------------------------------- ------------- ------------- -------------
     Total Revenues                                      6,495         6,139         5,234
--------------------------------------------------- ------------- ------------- -------------

BENEFITS AND EXPENSES
Current and future insurance benefits                    1,971         2,102         1,711
Interest credited to contractholders                     1,305         1,248         1,220
Amortization of deferred acquisition costs                 649           501           393
General and administrative expenses                        487           459           407
--------------------------------------------------- ------------- ------------- -------------
     Total Benefits and Expenses                         4,412         4,310         3,731
--------------------------------------------------- ------------- ------------- -------------
Income from operations before federal income taxes       2,083         1,829         1,503
--------------------------------------------------- ------------- ------------- -------------

Federal income taxes
     Current                                               563           360           236
     Deferred                                               39           111           185
--------------------------------------------------- ------------- ------------- -------------
     Total Federal Income Taxes                            602           471           421
--------------------------------------------------- ------------- ------------- -------------
Net Income                                              $1,481        $1,358        $1,082
=================================================== ============= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)

AT DECEMBER 31,                                   2004          2003
--------------------------------------------- ------------- -------------

ASSETS
Fixed maturities, available for sale at
  fair value (including $2,468 and $2,170
  subject to securities lending agreements)
  (cost $45,314; $40,119)                         $47,715       $42,323
Equity securities, at fair value
  (cost $322; $323)                                   367           362
Mortgage loans                                      2,124         1,886
Policy loans                                        1,121         1,135
Short-term securities                               3,731         3,603
Trading securities, at fair value                   1,360         1,707
Other invested assets                               5,005         5,188
--------------------------------------------- ------------- -------------
     Total Investments                             61,423        56,204
--------------------------------------------- ------------- -------------

Cash                                                  246           149
Investment income accrued                             606           567
Premium balances receivable                           177           165
Reinsurance recoverables                            4,667         4,470
Deferred acquisition costs                          4,949         4,395
Separate and variable accounts                     31,327        26,972
Other assets                                        2,448         2,426
--------------------------------------------- ------------- -------------
     Total Assets                                $105,843       $95,348
--------------------------------------------- ------------- -------------

LIABILITIES
Contractholder funds                              $34,101       $30,252
Future policy benefits and claims                  16,808        15,964
Separate and variable accounts                     31,327        26,972
Deferred federal income taxes                       2,220         2,030
Trading securities sold not yet
  purchased, at fair value                            473           637
Other liabilities                                   6,609         6,136
--------------------------------------------- ------------- -------------
     Total Liabilities                             91,538        81,991
--------------------------------------------- ------------- -------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50;
  40 million shares authorized,
  issued and outstanding                              100           100
Additional paid-in capital                          5,449         5,446
Retained earnings                                   7,159         6,451
Accumulated other changes in
  equity from nonowner sources                      1,597         1,360
--------------------------------------------- ------------- -------------
     Total Shareholder's Equity                    14,305        13,357
--------------------------------------------- ------------- -------------

     Total Liabilities and
       Shareholder's Equity                      $105,843       $95,348
============================================= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                           FOR THE YEAR ENDED DECEMBER 31,
----------------------------------------- ---------- ----------- ----------
COMMON STOCK                                  2004        2003       2002
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                    $100        $100       $100
Changes in common stock                          -           -          -
----------------------------------------- ---------- ----------- ----------
Balance, end of year                          $100        $100       $100
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ADDITIONAL PAID-IN CAPITAL
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $5,446      $5,443     $3,864
Stock option tax benefit (expense)               3           3        (17)
Capital contributed by parent                    -           -      1,596
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $5,449      $5,446     $5,443
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
RETAINED EARNINGS
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $6,451      $5,638     $5,142
Net income                                   1,481       1,358      1,082
Dividends to parent                           (773)       (545)      (586)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $7,159      $6,451     $5,638
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $1,360        $454        $74
Unrealized gains, net of tax                   138         817        452
Foreign currency translation,
  net of tax                                     1           4          3
Derivative instrument hedging
  activity gains (losses),
  net of tax                                    98          85        (75)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $1,597      $1,360       $454
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Net income                                  $1,481      $1,358     $1,082
Other changes in equity
  from nonowner sources                        237         906        380
----------------------------------------- ---------- ----------- ----------
Total changes in equity
  from nonowner sources                     $1,718      $2,264     $1,462
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
TOTAL SHAREHOLDER'S EQUITY
----------------------------------------- ---------- ----------- ----------
Changes in total shareholder's equity         $948      $1,722     $2,455
Balance, beginning of year                  13,357      11,635      9,180
----------------------------------------- ---------- ----------- ----------
Balance, end of year                       $14,305     $13,357    $11,635
========================================= ========== =========== ==========


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                               2004         2003        2002
---------------------------------------------------------- ----------- ------------ ----------
CASH FLOWS FROM OPERATING ACTIVITIES

     Premiums collected                                       $2,218       $2,335     $1,917
     Net investment income received                            3,228        2,787      2,741
     Other revenues received                                     901          335        384
     Benefits and claims paid                                 (1,367)      (1,270)    (1,218)
     Interest paid to contractholders                         (1,294)      (1,226)    (1,220)
     Operating expenses paid                                  (1,646)      (1,375)    (1,310)
     Income taxes paid                                          (262)        (456)      (197)
     Trading account investments (purchases), sales, net         226         (232)        76
     Other                                                      (479)         (84)      (105)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Operating Activities             1,525          814      1,068
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                      6,833        7,446      4,459
         Mortgage loans                                          655          358        374
     Proceeds from sales of investments
         Fixed maturities                                      7,796       15,078     15,472
         Equity securities                                        78          124        212
         Mortgage loans                                           52            -          -
         Real estate held for sale                                55            5         26
     Purchases of investments
         Fixed maturities                                    (19,164)     (26,766)   (23,623)
         Equity securities                                      (157)        (144)      (134)
         Mortgage loans                                         (944)        (317)      (355)
     Policy loans, net                                            14           34         39
     Short-term securities (purchases) sales, net               (116)         814     (1,320)
     Other investments (purchases) sales, net                     50          108        (69)
     Securities transactions in course of settlement, net        699         (618)       529
---------------------------------------------------------- ----------- ------------ ----------
     Net Cash Used in Investing Activities                    (4,149)      (3,878)    (4,390)
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                              9,619        8,326      8,505
     Contractholder fund withdrawals                          (6,125)      (4,754)    (4,729)
     Capital contribution by parent                                -            -        172
     Dividends to parent company                                (773)        (545)      (586)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Financing Activities             2,721        3,027      3,362
---------------------------------------------------------- ----------- ------------ ----------
Net increase (decrease) in cash                                   97          (37)        40
Cash at December 31, previous year                               149          186        146
---------------------------------------------------------- ----------- ------------ ----------
Cash at December 31, current year                               $246         $149       $186
========================================================== =========== ============ ==========



                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated. The Company consolidates entities deemed to be variable interest entities when the Company is determined to be the primary beneficiary under Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46).

On January 31, 2005, Citigroup announced its intention to sell its Life Insurance and Annuities business, which includes TIC, TLAC and certain other businesses, to MetLife, Inc. Primerica Life and its subsidiaries will remain part of Citigroup. See Note 17.

The financial statements and accompanying footnotes of the Company are prepared in conformity with U.S. generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2004 presentation.

ACCOUNTING CHANGES

ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

On January 1, 2004, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The main components of SOP 03-1 provide guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following summarizes the more significant aspects of the Company's adoption of SOP 03-1:

SEPARATE ACCOUNT PRESENTATION. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entities' general account.

The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with guaranteed minimum death benefit (GMDB) features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under universal life (UL) and variable universal life (VUL) products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

SALES INDUCEMENTS TO CONTRACT HOLDERS. SOP 03-1 provides, prospectively, that sales inducements provided to contract holders meeting certain criteria are capitalized and amortized over the expected life of the contract as a component of benefit expense. During 2004, the Company capitalized sales inducements of approximately $50.6 million in accordance with SOP 03-1. These inducements relate to bonuses on certain products offered by the Company. For 2004, amortization of these capitalized amounts was insignificant.

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

On January 1, 2004, the Company adopted Financial Accounting Standards Board
(FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities (revised December 2003)," (FIN 46-R), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance. FIN 46 and FIN 46-R change the method of determining

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

whether certain entities should be included in the Company's consolidated financial statements. The Company has evaluated the impact of applying FIN 46-R to existing VIEs in which it has variable interests. The effect of adopting FIN 46-R on the Company's consolidated balance sheet is immaterial. See Note 3.

An entity is subject to FIN 46 and FIN 46-R and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities, and noncontrolling interests of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities, and noncontrolling interests of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs increasing both total assets and total liabilities by approximately $407 million. The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have a significant impact on the Company's consolidated financial statements.

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not affect the Company's consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

STOCK-BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), the alternative method of accounting, an offsetting increase to stockholders' equity under SFAS 123 is recorded equal to the amount of compensation expense charged. During the 2004 first quarter, the Company changed its option valuation from the Black-Scholes model to the Binomial Method. The impact of this change was immaterial.

Had the Company applied SFAS 123 prior to 2003 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:


 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 YEAR ENDED DECEMBER 31,                                                        2004             2003             2002
 ($ IN MILLIONS)

 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Compensation expense related to stock option      As reported                   $2               $2                $-
 plans, net of tax                                 Pro forma                      5                7                 9
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Net income                                        As reported                $1,481          $1,358            $1,082
                                                   Pro forma                   1,478           1,353             1,073
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------


BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted the FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

OTHER-THAN-TEMPORARY IMPAIRMENTS OF CERTAIN INVESTMENTS

On September 30, 2004, the FASB voted unanimously to delay the effective date of Emerging Issues Task Force (EITF) No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-1). The delay applies to both debt and equity securities and specifically applies to impairments caused by interest rate and sector spreads. In addition, the provisions of EITF 03-1 that have been delayed relate to the requirements that a company declare its intent to hold the security to recovery and designate a recovery period in order to avoid recognizing an other-than-temporary impairment charge through earnings.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The FASB will be issuing implementation guidance related to this topic. Once issued, the Company will evaluate the impact of adopting EITF 03-1. The disclosures required by EITF 03-1 are included in Note 3 to the Consolidated Financial Statements.

STOCK-BASED COMPENSATION

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), "Share-Based Payment" (SFAS 123-R), which replaces the existing SFAS 123 and supersedes APB
25. SFAS 123-R requires companies to measure and record compensation expense for stock options and other share-based payment based on the instruments' fair value. SFAS 123-R is effective for interim and annual reporting periods beginning after June 15, 2005. The Company will adopt SFAS 123-R on July 1, 2005 by using a modified prospective approach. For unvested stock-based awards granted before January 1, 2003 (APB 25 awards), the Company will expense the fair value of the awards as at the grant date over the remaining vesting period. The impact of recognizing compensation expense for the unvested APB 25 awards will be immaterial in the third and fourth quarters of 2005. In addition, the amount of additional compensation expense that will be disclosed as the impact in the first and second quarters of 2005, as if the standard had been adopted as of January 1, 2005, but will not be recognized in earnings, will be immaterial. The Company continues to evaluate other aspects of adopting SFAS 123-R.

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 3), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investments effective yield is based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual and projected future cash flows.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. Cash received on impaired loans is reported as income. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Cash includes certificates of deposits and other time deposits with original maturities of less than 90 days.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include limited partnership and limited liability company interests in investment funds and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is real estate held for sale, which is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an impairment for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell.

Also included in other invested assets is an investment in Citigroup Preferred Stock, which is recorded at cost. See Notes 13 and 17.

Accrual of investment income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with investment strategies designed to enhance portfolio returns. (See Note 11 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This documentation includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed.

A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will be reported in accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the change in fair value is immediately included in realized investment gains and losses.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of effectiveness. If a hedge relationship is found to be ineffective, it no longer qualifies for hedge accounting and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the derivative remains in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivative contracts are carried at fair value, with changes in value reflected in realized investment gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

The Company bifurcates an embedded derivative from the host contract where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

The Company may enter into derivative contracts to hedge the exposures represented by these embedded derivatives. These are economic hedges, however they do not qualify for hedge accounting. These derivatives are carried at fair value, with the changes in value reflected in realized gains and losses.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Realized gains and losses also result from fair value changes in derivative contracts that do not qualify, or are not designated, as hedging instruments, and the application of fair value hedges under SFAS 133. Impairments are recognized as realized losses when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary losses exist. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

DEFERRED ACQUISITION COSTS

Deferred acquisition costs (DAC) represent costs that are deferred and amortized over the estimated life of the related insurance policies. DAC principally includes commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

DAC for deferred annuities, both fixed and variable, and payout annuities is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8, generally over 10-15

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

years. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.

DAC for universal life and COLI is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97, generally over 16-25 years. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income.

DAC relating to traditional life, including term insurance, and health insurance is amortized in relation to anticipated premiums per SFAS 60, generally over 5-20 years. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy.

All DAC is reviewed at least annually to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 5.

VALUE OF INSURANCE IN FORCE

The value of insurance in force is an asset that represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 5.

SEPARATE AND VARIABLE ACCOUNTS

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with GMDB features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets are included in other assets. The carrying amount of goodwill and other intangible assets is reviewed at least annually for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of SFAS 141 and SFAS 142, as of January 1, 2002, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life, COLI, pension investment, guaranteed investment contracts (GICs), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 3.5% to 5.4%, with a weighted average interest rate of 4.7%.

Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment-type contracts range from less than 1.0% to 8.0% with a weighted average interest rate of 4.2%.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under UL and VUL products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life products and are prepared in accordance with industry standards and U.S. GAAP. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 1.7% to 8.7% with a weighted average of 6.5% for these products. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 5.3%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2004 and 2003, the Company had a liability of $22.6 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.8 million and $4.6 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premium income is reported for individual payout annuities, group close-out annuities, whole life and term insurance. The annuities premiums are recognized as revenue when collected. The life premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

CURRENT AND FUTURE INSURANCE BENEFITS

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICs and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc. These business segments are Travelers Life & Annuity (TLA) and Primerica Life Insurance (Primerica).

TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are deferred fixed and variable annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans, structured settlements and funding agreements.

The PRIMERICA business segment consolidates the businesses of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products,

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

primarily term insurance, to customers through a sales force of approximately 106,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

       ($ IN MILLIONS)

       REVENUES BY SEGMENT           2004            2003           2002
       -------------------           ----            ----           ----
       TLA                         $4,725          $4,479         $3,653
       Primerica                    1,770           1,660          1,581
                                 --------         -------        -------
       Total Revenues              $6,495          $6,139         $5,234
                                 ========         =======        =======

       NET INCOME BY SEGMENT

       TLA                           $990            $918           $673
       Primerica                      491             440            409
                                 --------         -------        -------
       Net Income                  $1,481          $1,358         $1,082
                                 ========         =======        =======

       ASSETS BY SEGMENT

       TLA                        $95,824         $85,881        $74,562
       Primerica                   10,019           9,467          8,433
                                 --------         -------        -------
       Total segments            $105,843         $95,348        $82,995
                                 ========         =======        =======

The following tables contain key segment measurements.

     BUSINESS SEGMENT INFORMATION:
     ---------------------------------------------- ------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2004

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     ---------------------------------------------- ------------- -------------
     Premiums                                            $911        $1,315
     Net investment income                              3,012           336
     Interest credited to contractholders               1,305             -
     Amortization of deferred acquisition costs           400           249
     Expenditures for deferred acquisition costs          810           393
     Federal income taxes                                 361           241

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2003

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                          $1,082        $1,245
     Net investment income                              2,743           315
     Interest credited to contractholders               1,248             -
     Amortization of deferred acquisition costs           266           235
     Expenditures for deferred acquisition costs          583           377
     Federal income taxes                                 240           231

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2002

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                            $730        $1,194
     Net investment income                              2,646           290
     Interest credited to contractholders               1,220             -
     Amortization of deferred acquisition costs           174           219
     Expenditures for deferred acquisition costs          556           323
     Federal income taxes                                 212           209

The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the years ended December 31, 2004, 2003 and 2002, deposits collected amounted to $14.4 billion, $12.0 billion and $11.9 billion, respectively.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

3.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2004                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,568           $311                $9        $8,870

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,143            106                 -         2,249

             Obligations of states, municipalities and
             political subdivisions                                   364             41                 1           404

             Debt securities issued by foreign governments            847             81                 1           927

             All other corporate bonds                             25,603          1,466                40        27,029

             Other debt securities                                  7,613            421                14         8,020

             Redeemable preferred stock                               176             41                 1           216
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $45,314         $2,467               $66       $47,715
        ----------------------------------------------------- --------------- ---------------- --------------- ------------


        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2003                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,061           $326               $18        $8,369

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,035             22                12         2,045

             Obligations of states, municipalities and
             political subdivisions                                   379             21                 2           398

             Debt securities issued by foreign governments            690             51                 1           740

             All other corporate bonds                             23,098          1,507                64        24,541

             Other debt securities                                  5,701            377                22         6,056

             Redeemable preferred stock                               155             20                 1           174
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $40,119         $2,324              $120       $42,323
        ----------------------------------------------------- --------------- ---------------- --------------- ------------

Proceeds from sales of fixed maturities classified as available for sale were $7.8 billion, $15.1 billion and $15.5 billion in 2004, 2003 and 2002, respectively. Gross gains of $246 million, $476 million and $741

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

million and gross losses of $263 million, $394 million and $309 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $40 million, $110 million and $639 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value. Impairments in 2002 were concentrated in telecommunication and energy company investments.

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        ---------------------------------------- --------------- ---------------

                                                    AMORTIZED
        ($ IN MILLIONS)                                COST         FAIR VALUE
        ---------------------------------------- --------------- ---------------
        MATURITY:

             Due in one year or less                   $2,634            $2,679
             Due after 1 year through 5 years          13,015            13,514
             Due after 5 years through 10 years        13,262            14,034
             Due after 10 years                         7,835             8,618
        ---------------------------------------- --------------- ---------------
                                                       36,746            38,845
        ---------------------------------------- --------------- ---------------
             Mortgage-backed securities                 8,568             8,870
        ---------------------------------------- --------------- ---------------
                 Total Maturity                       $45,314           $47,715
        ---------------------------------------- --------------- ---------------

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2004 and 2003, the Company held CMOs classified as available for sale with a fair value of $6.0 billion and $5.2 billion, respectively. Approximately 28% and 30%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2004 and 2003. In addition, the Company held $2.9 billion and $3.0 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2004 and 2003, respectively. All of these securities are rated AAA.

The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests it in the Company's short-term money market pool (See Note 13). The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2004 and 2003, the Company held cash collateral of $2.2 billion and $2.4 billion, respectively. The Company also had $382.7 million of investments held as collateral with a third party at December 31, 2004. The Company does not have the right to sell or pledge this collateral and it is not recorded on the consolidated balance sheet. No such collateral existed at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices. These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. The liability is classified as other liabilities in the consolidated balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2004 and 2003.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:


        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        EQUITY SECURITIES:                                          GROSS UNREALIZED       GROSS UNREALIZED        FAIR
        ($ IN MILLIONS)                                  COST             GAINS                 LOSSES            VALUE
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2004
             Common stocks                                $153               $42                    $1              $194
             Non-redeemable preferred stocks               169                 6                     2               173
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $322               $48                    $3              $367
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2003
             Common stocks                                $109               $27                    $2              $134
             Non-redeemable preferred stocks               214                14                     -               228
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $323               $41                    $2              $362
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------

Proceeds from sales of equity securities were $78 million, $124 million and $212 million in 2004, 2003 and 2002, respectively. Gross gains of $29 million, $23 million and $8 million and gross losses of $10 million, $2 million and $4 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $5 million, $11 million and $19 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value.

OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2004 are temporary in nature. The Company conducts a periodic review to identify and evaluate investments that have indications of possible impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer;

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

o Identification and evaluation of investments that have possible indications of impairment;

o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of the length of time the investment has been in an unrealized loss position;

o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

o Documentation of the results of these analyses, as required under business policies.

The table below shows the fair value of investments in fixed maturities and equity securities that are available for sale and have been in an unrealized loss position at December 31, 2004:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                         Less Than One Year         One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                              $955             $7          $82            $2      $1,037           $9
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities        66              -           11             -          77            -
Obligations of states, municipalities and political
     subdivisions                                              4              -           11             1          15            1
Debt securities issued by foreign governments                 24              1            2             -          26            1
All other corporate bonds                                  3,494             32          269             8       3,763           40
Other debt securities                                      1,072             10          199             4       1,271           14
Redeemable preferred stock                                    15              -            7             1          22            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,630            $50         $581           $16      $6,211          $66
Equity securities                                            $39             $2          $14            $1         $53           $3
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2004, the cost of approximately 825 investments in fixed maturity and equity securities exceeded their fair value by $69 million. Of the $69 million, $50 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 93% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $16 million and 89% of these investments are rated investment grade. The gross unrealized loss on equity securities was $3 million at December 31, 2004.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                           Less Than One Year       One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                            $1,182            $18          $17            $-      $1,199          $18
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities     1,180             12            -             -       1,180           12
Obligations of states, municipalities and political
     subdivisions                                             45              2            -             -          45            2
Debt securities issued by foreign governments                 55              1            -             -          55            1
All other corporate bonds                                  1,793             39          503            25       2,296           64
Other debt securities                                        755             18           89             3         844           22
Redeemable preferred stock                                    12              1           11             1          23            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,022            $91         $620           $29      $5,642         $120
Equity securities                                            $25             $1           $5            $1         $30           $2
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2003, the cost of approximately 670 investments in fixed maturity and equity securities exceeded their fair value by $122 million. Of the $122 million, $91 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 78% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $29 million and 38% of these investments are rated investment grade. The gross unrealized loss on equity securities was $2 million at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

AGING OF GROSS UNREALIZED LOSSES ON AVAILABLE FOR SALE

The aging of gross unrealized losses on fixed maturity investments is as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2004                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,435               $31                 $1              $-
     Greater than six months to nine months                   1,029                14                  -               -
     Greater than nine months to twelve months                  215                 5                  -               -
     Greater than twelve months                                 597                16                  -               -
                                                           --------             -----               ----             ---
         Total                                               $6,276               $66                 $1              $-
                                                           ========             =====               ====             ===


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2003                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,356               $68                $24              $7
     Greater than six months to nine months                     558                17                  -               -
     Greater than nine months to twelve months                  199                 6                  2               -
     Greater than twelve months                                 650                29                  3               1
                                                           --------             -----               ----             ---
         Total                                               $5,763              $120                $29              $8
                                                           ========             =====               ====             ===


Fair values of investments in fixed maturities and equity securities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which quoted market prices, third-party broker quotations or validated model prices are not available amounted to $345.0 million and $1,058.4 million at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

MORTGAGE LOANS

At December 31, 2004 and 2003, the Company's mortgage loan portfolios consisted of the following:

        ---------------------------------- ---------------- ---------------
        ($ IN MILLIONS)                              2004            2003
        ---------------------------------- ---------------- ---------------
        Current Mortgage Loans                     $2,070          $1,841
        Underperforming Mortgage Loans                 54              45
        ---------------------------------- ---------------- ---------------
             Total Mortgage Loans                  $2,124          $1,886
        ---------------------------------- ---------------- ---------------

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2004 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

        ------------------------------------------------------ ----------------
        YEAR ENDING DECEMBER 31,
        ($ IN MILLIONS)
        ------------------------------------------------------ ----------------
        2005                                                        $122
        2006                                                         308
        2007                                                         249
        2008                                                          93
        2009                                                         252
        Thereafter                                                 1,100
        ------------------------------------------------------ ----------------
             Total                                                $2,124
        ====================================================== ================

TRADING SECURITIES

Trading securities of the Company are held primarily in Tribeca Citigroup Investments Ltd. The assets and liabilities are valued at fair value as follows:

                                     Fair value as of         Fair value as of
($ IN MILLIONS)                      December 31, 2004       December 31, 2003
----------------                     -----------------       -----------------
ASSETS
    Trading securities
       Convertible bond arbitrage         $1,110                  $1,447
       Other                                 250                     260
                                          ------                  ------
                                          $1,360                  $1,707
                                          ======                  ======

LIABILITIES
    Trading securities sold not
       yet purchased
       Convertible bond arbitrage           $460                    $629
       Other                                  13                       8
                                            ----                    ----
                                            $473                    $637
                                            ====                    ====

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 11.

OTHER INVESTED ASSETS

Other invested assets are composed of the following:

     ----------------------------------------------- ----------- --------------
     ($ IN MILLIONS)                                      2004           2003
     ----------------------------------------------- ----------- --------------
     Investment in Citigroup Preferred Stock            $3,212         $3,212
     Private equity and arbitrage investments            1,235          1,315
     Real estate joint ventures                            230            327
     Derivatives                                           192            182
     Real estate - Investment                               28             33
     Real estate - Foreclosed                                9             63
     Other                                                  99             56
     ----------------------------------------------- ----------- --------------
     Total                                              $5,005         $5,188
     ----------------------------------------------- ----------- --------------

CONCENTRATIONS

At December 31, 2004 and 2003, the Company had an investment in Citigroup Preferred Stock of $3.2 billion. See Note 13.

The Company both maintains and participates in a short-term investment pool for its insurance affiliates. See Note 13.

The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     Finance                                            $6,917         $5,056
     Banking                                             3,474          2,830
     Electric Utilities                                  3,258          3,552
     -------------------------------------------- -------------- --------------

The Company held investments in foreign banks in the amount of $1,321 million and $1,018 million at December 31, 2004 and 2003, respectively, which are included in the table above.

The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $918 million and $1,118 million in Electric Utilities at December 31, 2004 and 2003, respectively. Below investment grade assets in Finance and Banking were insignificant at December 31, 2004 and 2003. Total below investment grade assets were $5.4 billion and $5.2 billion at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Included in mortgage loans were the following group concentrations:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     STATE
     California                                           $788           $732

     PROPERTY TYPE
     Agricultural                                       $1,177         $1,025
     -------------------------------------------- -------------- --------------

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

NON-INCOME PRODUCING INVESTMENTS

Investments included in the consolidated balance sheets that were non-income producing amounted to $105.3 million and $104.4 million at December 31, 2004 and 2003, respectively.

RESTRUCTURED INVESTMENTS

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2004 and 2003. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2004, 2003 and 2002. Interest on these assets, included in net investment income, was also insignificant in 2004, 2003 and 2002.

NET INVESTMENT INCOME

----------------------------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31,             2004           2003           2002
($ IN MILLIONS)
----------------------------------- -------------- -------------- --------------
GROSS INVESTMENT INCOME
     Fixed maturities                     $2,615         $2,465         $2,359
     Mortgage loans                          184            158            167
     Trading                                  41            222              9
     Other invested assets                   303             58            203
     Citigroup Preferred Stock               203            203            178
     Other, including policy loans           108             82            104
----------------------------------- -------------- -------------- --------------
Total gross investment income              3,454          3,188          3,020
----------------------------------- -------------- -------------- --------------
Investment expenses                          106            130             84
----------------------------------- -------------- -------------- --------------
Net Investment Income                     $3,348         $3,058         $2,936
----------------------------------- -------------- -------------- --------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

-------------------------------------- ------------ ------------ -----------
FOR THE YEAR ENDED DECEMBER 31,              2004         2003        2002
($ IN MILLIONS)
-------------------------------------- ------------ ------------ -----------
REALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                       $(17)        $(28)      $(207)
     Equity securities                        19           10         (15)
     Mortgage loans                            1          (14)          -
     Real estate held for sale                (4)           1           8
     Other invested assets                     5           49         (19)
     Derivatives:
         Guaranteed minimum withdrawal
            benefit derivatives, net          30            -           -
         Other derivatives                   (14)          19         (87)
      Other                                   (4)           -          (2)
-------------------------------------- ------------ ------------ -----------
          Total realized investment
            gains (losses)                   $16          $37       $(322)
-------------------------------------- ------------ ------------ -----------

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

------------------------------------------ ----------- ----------- ----------
FOR THE YEAR ENDED DECEMBER 31,                2004        2003         2002
($ IN MILLIONS)
------------------------------------------ ----------- ----------- ----------
UNREALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                          $197      $1,198         $664
     Equity securities                            6          35            3
     Other                                       12           6           31
------------------------------------------ ----------- ----------- ----------
         Total unrealized investment gains      215       1,239          698
------------------------------------------ ----------- ----------- ----------
     Related taxes                               77         421          243
------------------------------------------ ----------- ----------- ----------
     Change in unrealized investment gains      138         818          455
     Balance beginning of year                1,444         626          171
------------------------------------------ ----------- ----------- ----------
         Balance end of year                 $1,582      $1,444         $626
------------------------------------------ ----------- ----------- ----------

VARIABLE INTEREST ENTITIES

The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations. The assets in this table represent two investment vehicles that the Company was involved with prior to February 1, 2003. These two VIEs are a collateralized debt obligation and a real estate joint venture:

            $ IN MILLIONS            DECEMBER 31, 2004      DECEMBER 31, 2003
--------------------------------------------------------------------------------
            Investments                      $386                 $ 400
                Cash                            9                    11
               Other                            2                     4
                                            -----                 -----
 Total assets of consolidated VIEs           $397                  $415
--------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million. The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

4.   REINSURANCE

Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

For TLA, since 1997 the majority of universal life business has been reinsured under an 80% ceded/20% retained YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning June 1, 2002, COLI business has been reinsured under a 90%/10% quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance has reverted to YRT for new business. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $397.4 billion and $356.3 billion at December 31, 2004 and 2003, respectively.

For Primerica Life, business sold prior to 1991 was reinsured under a coinsurance arrangement with approximately 50% of the face amount being ceded. For business sold from 1991 through June 1994, only amounts over the company retention of $1.0 million were reinsured through an excess loss YRT treaty. In June 1994, Primerica Life began reinsuring almost all business under a 1st dollar quota share YRT treaty with 80% being ceded. Beginning with business sold in January 1997, the amount ceded was increased from 80% to 90%.

Business sold in Canada is not included in the U.S. YRT quota share treaties. In Canada, the business sold from April 2000 through December 2003, was reinsured under a separate 1st dollar quota share YRT arrangement, with the ceding amount ranging from 70% to 90%. Beginning with business sold in January 2004, Canada began reinsuring only amounts above their company retention of $500,000.

Primerica has also entered into several reinsurance assumed treaties with Reinsurance Group of America, Inc. The reinsurance assumed treaties generated a $79 million pre-tax loss in 2001 and a $95 million pre-tax loss in 2002. The pre-tax impact from these reinsurance assumed treaties has been minor for 2003 and 2004.

During 2004, The Travelers Life and Annuity Reinsurance Company (TLARC) was formed as a pure captive insurer in order to permit the Company to cede 100% of its statutory based risk associated with the death benefit guarantee rider on certain universal life contracts. The reinsurance transaction related to statutory-only reserves, and had no impact on GAAP premiums and benefits. TLARC is a direct subsidiary of CIHC, the Company's parent. See Note 13.

                  TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $224.2 million, $226.8 million and $231.8 million in 2004, 2003 and 2002, respectively, and earned premiums ceded were $224.3 million, $226.7 million and $233.8 million in 2004, 2003 and 2002, respectively.

On January 3, 1995, the Company sold its group life business to The Metropolitan Life Insurance Company (MetLife) under the form of an indemnity insurance arrangement. Premiums written and earned in 2004, 2003 and 2002 were insignificant.

Prior to April 1, 2001, the Company also reinsured substantially all of the GMDB on its variable annuity product. Total variable annuity account balances with GMDB were $26.7 billion, of which $12.0 billion, or 45%, was reinsured, and $23.5 billion, of which $12.9 billion, or 55%, was reinsured at December 31, 2004 and 2003, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $1.1 billion, of which $.9 billion, or 84%, is reinsured and $1.7 billion, of which $1.4 billion, or 81%, is reinsured at December 31, 2004 and 2003, respectively.

TIC writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of St. Paul Travelers. See Note 14.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                        FOR THE YEARS ENDING DECEMBER 31,
WRITTEN PREMIUMS                          2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,908          $2,979         $2,610
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (4)              2            (83)
     Other companies                      (684)           (638)          (614)
------------------------------------ ------------ -------------- --------------
Total Net Written Premiums              $2,221          $2,344         $1,913
==================================== ============ ============== ==============
EARNED PREMIUMS                           2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,916          $3,001         $2,652
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (1)            (21)          (109)
     Other companies                      (690)           (654)          (619)
------------------------------------ ------------ -------------- --------------
Total Net Earned Premiums               $2,226          $2,327         $1,924
==================================== ============ ============== ==============

The Travelers Indemnity Company was an affiliate for part of 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Reinsurance recoverables at December 31, 2004 and 2003 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

REINSURANCE RECOVERABLES                            2004           2003
------------------------------------------- -------------- --------------
Life and accident and health business             $3,178         $2,885
Property-casualty business:
     The Travelers Indemnity Company               1,489          1,585
------------------------------------------- -------------- --------------
Total Reinsurance Recoverables                    $4,667         $4,470
=========================================== ============== ==============

Reinsurance recoverables for the life and accident and health business include $1,876 million and $1,617 million at December 31, 2004 and 2003, respectively, from General Electric Capital Assurance Company. Assets collateralizing these receivables in the amount of $1,894 million and $1,632 million at December 31, 2004 and 2003, respectively, were held in trust for the purpose of paying Company claims.

Reinsurance recoverables also include $409 million and $435 million at December 31, 2004 and 2003, respectively, from MetLife.

5.   INTANGIBLE ASSETS

The Company's intangible assets are DAC, goodwill and the value of insurance in force. DAC and the value of insurance in force are amortizable.

     DAC

                                       Deferred & Payout                          Traditional Life &
     ($ IN MILLIONS)                       Annuities            UL & COLI               Other              Total
     -------------------------------- -------------------- --------------------- --------------------- ---------------
     Balance January 1, 2003                  $1,353              $  578                 $2,005             $3,936

     Deferred expenses & other                   340                 221                    399                960
     Amortization expense                       (212)                (33)                  (256)              (501)
                                      -------------------- --------------------- --------------------- ---------------

     Balance December 31, 2003                 1,481                 766                  2,148              4,395

     Deferred expenses & other                   448                 342                    413              1,203
     Amortization expense                       (273)                (51)                  (269)              (593)
     Underlying lapse and interest
         rate adjustment                         (17)                  -                      -                (17)
     Pattern of estimated gross
         profit adjustment                         -                 (39)                     -                (39)
                                      -------------------- --------------------- --------------------- ---------------
     Balance December 31, 2004                $1,639              $1,018                 $2,292             $4,949
     -------------------------------- -------------------- --------------------- --------------------- ---------------

VALUE OF INSURANCE IN FORCE

The value of insurance in force totaled $97 million and $112 million at December 31, 2004 and 2003, respectively, and is included in other assets. Amortization expense on the value of insurance in force was $14 million, $18 million and $25 million for the year ended December 31, 2004, 2003 and 2002, respectively. Amortization expense related to the value of insurance in force is estimated to be $16 million in 2005, $15 million in 2006, $13 million in 2007, $9 million in 2008 and $7 million in 2009.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2004 and December 31, 2003, the Company had $48.2 billion and $43.5 billion of life and annuity deposit funds and reserves, respectively, as follows:

($ IN MILLIONS)                         December 31, 2004   December 31, 2003
Subject to discretionary withdrawal:
    With fair value adjustments              $ 7,541             $ 6,974
    Subject to surrender charges               4,852               6,057
    Surrenderable without charge               8,105               5,756
                                             -------             -------
    Total                                    $20,498             $18,787

Not subject to discretionary withdrawal:     $27,730             $24,693
                                             -------             -------
    Total                                    $48,228             $43,480
                                             =======             =======

Average surrender charges included in the subject to surrender charge category above are 6.5% and 5.0%, respectively. In addition, during the payout phase, these funds are credited at significantly reduced interest rates. There are $519 million and $550 million of life insurance reserves included in surrenderable without charge at December 31, 2004 and December 31, 2003, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

Included in contractholder funds and in the preceding paragraph are GICs totaling $14.2 billion. These GICs have a weighted average interest rate of 4.23% and scheduled maturities are as follows:

($ IN MILLIONS)         FIXED GIC        VARIABLE GIC            TOTAL
                      -------------- ------------------- ----------------------
2005                     $ 1,237            $4,006             $ 5,243
2006                       1,862                 -               1,862
2007                       1,561                 -               1,561
2008                       1,343                 -               1,343
2009                       1,393                 -               1,393
2010 and thereafter        2,835                 -               2,835
                         -------            ------             -------
          Total          $10,231            $4,006             $14,237
                         =======            ======             =======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

7.   FEDERAL INCOME TAXES

EFFECTIVE TAX RATE

 ($ IN MILLIONS)
------------------------------------ -------------- -------------- -------------
FOR THE YEAR ENDED DECEMBER 31,          2004           2003          2002
------------------------------------ -------------- -------------- -------------
Income before federal income taxes       $2,083        $1,829        $1,503
Statutory tax rate                           35%           35%           35%
------------------------------------ -------------- -------------- -------------
Expected federal income taxes               729           640           526
Tax effect of:
     Non-taxable investment income          (93)          (91)          (62)
     Tax reserve release                    (23)          (79)          (43)
     Other, net                             (11)            1             -
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============
Effective tax rate                           29%           26%           28%
------------------------------------ -------------- -------------- -------------
COMPOSITION OF FEDERAL INCOME TAXES
Current:
     United States                         $530          $330          $217
     Foreign                                 33            30            19
------------------------------------ -------------- -------------- -------------
     Total                                  563           360           236
------------------------------------ -------------- -------------- -------------
Deferred:
     United States                           40           108           182
     Foreign                                 (1)            3             3
------------------------------------ -------------- -------------- -------------
     Total                                   39           111           185
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============

Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2004, 2003 and 2002 were $3 million, $3 million and $(17) million, respectively.

The net deferred tax liability at December 31, 2004 and 2003 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

--------------------------------------------- ----------------- ---------------
($ IN MILLIONS)                                          2004          2003
--------------------------------------------- ----------------- ---------------
Deferred Tax Assets:
     Benefit, reinsurance and other reserves             $629           $574
     Operating lease reserves                              47             52
     Employee benefits                                    195            201
     Other                                                232            392
--------------------------------------------- ----------------- ---------------
           Total                                        1,103          1,219
--------------------------------------------- ----------------- ---------------
Deferred Tax Liabilities:
     Deferred acquisition costs and
       value of insurance in force                     (1,365)        (1,225)
     Investments, net                                  (1,809)        (1,795)
     Other                                               (149)          (229)
--------------------------------------------- ----------------- ---------------
            Total                                      (3,323)        (3,249)
--------------------------------------------- ----------------- ---------------
Net Deferred Tax Liability                            $(2,220)       $(2,030)
--------------------------------------------- ----------------- ---------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company and its subsidiaries file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement.

TIC had $325 million and $52 million payable to Citigroup at December 31, 2004 and 2003, respectively, related to the Agreement.

At December 31, 2004 and 2003, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. At current rates the maximum amount of such tax would be approximately $326 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. The 2004 Tax Act provides that this account can be reduced directly by distributions made by the life insurance subsidiaries in 2005 and 2006. The Company intends to make sufficient distributions to eliminate this account within the timeframe permitted under the Act.

8.   SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $842 million, $1,104 million and $256 million for the years ended December 31, 2004, 2003 and 2002, respectively. The Company's statutory capital and surplus was $7.9 billion and $7.6 billion at December 31, 2004 and 2003, respectively.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $908 million is available by the end of the year 2005 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. TIC has requested approval to effect certain of the distributions described in Note 17 as an extraordinary dividend. See Note 17. In accordance with the Connecticut statute, TLAC may not pay dividends during 2005 without prior approval of the State of Connecticut Insurance Department. Primerica may pay up to $263 million to TIC in 2005 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $773 million, $545 million and $586 million in 2004, 2003 and 2002, respectively.

The Company's 2004 dividends were paid in the following amounts: $467.5 million on March 30; $152.5 million on June 30; and $152.5 million on September 30. Due to the timing of the payments, these dividends were considered extraordinary.

In addition to the aforementioned quarterly dividends, the Company also made a dividend consisting of all the issued and outstanding shares of TLARC on December 15, 2004. TLARC was valued at $250,000 and was considered to be an ordinary dividend. See Notes 4 and 13 for further discussion of TLARC.

In December 2004, the Company requested and received prior approval from the State of Connecticut Insurance Department to pay an extraordinary dividend on January 3, 2005. Under Connecticut law, the ordinary dividend limitation amount is based upon the cumulative total of all dividend payments made within

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

the preceding twelve months. The Company's proposed dividend payment of $302.5 million payable on January 3, 2005 exceeded the ordinary dividend limitation by approximately $167 million, based on the 2005 dividend limit of $908 million. The State of Connecticut Insurance Department approved the request on December 19, 2004. TIC paid the dividend to its parent on January 3, 2005.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:


                                                  NET UNREALIZED                                             ACCUMULATED OTHER
                                                     GAIN/LOSS      FOREIGN CURRENCY        DERIVATIVE       CHANGES IN EQUITY
($ IN MILLIONS)                                    ON INVESTMENT       TRANSLATION        INSTRUMENTS AND      FROM NONOWNER
                                                    SECURITIES         ADJUSTMENTS      HEDGING ACTIVITIES        SOURCES
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, JANUARY 1, 2002                                $186                $(3)              $(109)                 $74
Unrealized gains on investment securities,
   net of tax of $167                                    308                  -                  -                   308
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(78)           144                  -                  -                   144
Foreign currency translation adjustment, net
   Of tax of $2                                           -                   3                  -                     3
Less: Derivative instrument hedging activity
   losses, net of tax of $(42)                            -                   -                 (75)                 (75)
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            452                  3                 (75)                 380
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2002                               638                  -                (184)                 454
Unrealized gains on investment securities,
   net of tax of $414                                    805                  -                   -                  805
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(6)             12                  -                   -                   12
Foreign currency translation adjustment, net
  of tax of $3                                             -                  4                   -                    4
Add: Derivative instrument hedging activity
   gains, net of tax of $46                                -                  -                  85                   85
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            817                  4                  85                  906
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2003                             1,455                  4                 (99)               1,360
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
Unrealized gains on investment securities,
   net of tax of $58                                    139                   -                   -                  139
Less: Reclassification adjustment for gains
   included in net income, net of tax of $1              (1)                  -                   -                   (1)
Foreign currency translation adjustment, net
   Of tax of $0                                           -                   1                   -                    1
Add: Derivative instrument hedging activity
   gains, net of tax of $53                                -                  -                  98                   98
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            138                  1                  98                  237
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2004                            $1,593                 $5                $ (1)              $1,597
------------------------------------------------- ---------------- -------------------- -------------------- -------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

9.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2004, 2003 and 2002.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed Travelers Property Casualty Corporation's (TPC) share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. See Note 14. The Company's share of net expense for this plan was insignificant for 2004, 2003 and 2002.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The Company's share of net expense for the other postretirement benefit plans was $28 million in both 2004 and 2003 and $18 million in 2002.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2004, 2003 and 2002. See
Note 13.

10.  LEASES

Most leasing functions for the Company are administered by a Citigroup subsidiary. Net rent expense for the Company was $22 million, $21 million, and $24 million in 2004, 2003 and 2002, respectively.

-------------------------- ----------------------- ---------------------
YEAR ENDING DECEMBER 31,      MINIMUM OPERATING       MINIMUM CAPITAL
($ IN MILLIONS)                RENTAL PAYMENTS        RENTAL PAYMENTS
-------------------------- ----------------------- ---------------------
2005                                $ 51                    $ 5
2006                                  58                      5
2007                                  58                      6
2008                                  56                      6
2009                                  48                      6
Thereafter                            31                     12
-------------------------- ----------------------- ---------------------
Total Rental Payments               $302                    $40
========================== ======================= =====================

Future sublease rental income of approximately $54 million will partially offset these commitments. Also, the Company will be reimbursed for 50%, totaling $120 million through 2011, of the rental expense for a particular lease by an affiliate.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

11.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies designed to enhance portfolio returns.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. In addition, the Company enters into interest rate futures contracts in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match the cash flows from assets and related liabilities. In addition, the Company enters into interest rate swaps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company enters into interest rate caps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. In addition, the Company enters into interest rate caps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate caps, the Company pays a premium and is entitled to receive cash payments equal to the excess of the market interest rates over the strike prices multiplied by the notional principal amount. Interest rate cap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's Canadian operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different investment. The Company will also enter credit default swaps to reduce exposure to certain corporate debt security investment exposures that it holds. Under credit default swaps, the Company agrees with other parties to receive or pay, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2004, the Company held collateral under these contracts amounting to approximately $813.0 million.

The table below provides a summary of the notional and fair value of derivatives by type:


($ IN MILLIONS)                                       DECEMBER 31, 2004                      DECEMBER 31, 2003
                                                                 FAIR VALUE                           FAIR VALUE
                                                          -------------------------             ------------------------
                                             Notional                               Notional
DERIVATIVE TYPE                               Amount        Assets    Liabilities     Amount     Assets    Liabilities
                                           -------------- ----------- ------------- ----------- ---------- -------------
Interest rate, equity and currency
   swaps                                        $8,926.0      $910.4        $158.7    $7,422.3     $685.7        $178.9
Financial futures                                1,421.0            -            -       790.2          -             -
Interest rate and equity options                 1,354.8       189.1             -       754.4      182.1             -
Currency forwards                                  510.1           -           8.9       352.4        0.3           7.3
Credit derivatives                                 427.4         4.1           3.4       209.5        5.2           0.6
Interest rate caps                                 117.5         3.1             -           -          -             -
                                           -------------- ----------- ------------- ----------- ---------- -------------
          TOTAL                                $12,756.8    $1,106.7        $171.0    $9,528.8     $873.3        $186.8
                                           -------------- ----------- ------------- ----------- ---------- -------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2004 and 2003:


                                                 Year Ended               Year Ended
  In millions of dollars                      December 31, 2004       December 31, 2003
  ---------------------------------------- ------------------------ -----------------------
  Hedge ineffectiveness recognized
      related to fair value hedges               $(33.2)                      $(23.2)

  Hedge ineffectiveness recognized
      related to cash flow hedges                   6.1                         (3.4)

  Net loss recorded in accumulated
      other changes in equity from
      nonowner sources related to
      net investment hedges                        (0.6)                       (33.6)

  Net loss from economic
      hedges recognized in earnings               (20.1)                        (1.6)


During the years ended December 31, 2004 and 2003 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2004 is $(76.1) million.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $375.5 million and $253.5 million at December 31, 2004 and 2003, respectively. The Company had unfunded commitments of $1,075.8 million and $527.8 million to these partnerships at December 31, 2004 and 2003, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

At December 31, 2004 and 2003, investments in fixed maturities had a carrying value and a fair value of $47.7 billion and $42.3 billion, respectively. See Notes 1 and 3.

At December 31, 2004, mortgage loans had a carrying value of $2.1 billion and a fair value of $2.2 billion and at year-end 2003 had a carrying value of $1.9 billion and a fair value of $2.0 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative Preferred Stock Series YYY, carried at cost of $2,225 million at December 31, 2004 and 2003, acquired as a contribution from TPC. This Series YYY Preferred Stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after February 27, 2022. Dividends totaling $150 million were received in both 2004 and 2003 and $125 million was received in 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY, carried at cost of $987 million at December 31, 2004 and 2003. This Series YY Preferred Stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during each of 2004, 2003 and 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2004, contractholder funds with defined maturities had a carrying value of $15.2 billion and a fair value of $15.6 billion, compared with a carrying value and a fair value of $13.5 billion and $13.7 billion at December 31, 2003. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $14.4 billion and a fair value of $14.1 billion at December 31, 2004, compared with a carrying value of $13.1 billion and a fair value of $12.8 billion at December 31, 2003. These contracts generally are valued at surrender value.

The carrying values of $567 million and $698 million of financial instruments classified as other assets approximated their fair values at December 31, 2004 and 2003, respectively. The carrying value of $3.0 billion and $2.5 billion of financial instruments classified as other liabilities at December 31, 2004 and 2003 also approximated their fair values at both December 31, 2004 and 2003. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

Both the assets and liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $350 million at December 31, 2003. This separate account was fully consolidated in 2004 per the adoption of SOP 03-1. See Note 1.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In August 1999, an amended putative class action complaint captioned LISA MACOMBER, ET AL. VS. TRAVELERS PROPERTY CASUALTY CORPORATION, ET AL. was filed in New Britain, Connecticut Superior Court against the Company, its parent corporation, certain of the Company's affiliates (collectively TLA), and the Company's former affiliate, Travelers Property Casualty Corporation. The amended complaint alleges Travelers Property Casualty Corporation purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants; and that commissions paid to brokers of structured settlement annuities, including an affiliate of the Company, were paid, in part, to Travelers Property Casualty Corporation. The amended complaint was dismissed and following an appeal by plaintiff in September 2002 the Connecticut Supreme Court reversed the dismissal of several of the plaintiff's

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

claims. On May 26, 2004, the Connecticut Superior Court certified a nation wide class action. The class action claims against TLA are violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment and civil conspiracy. On June 15, 2004, the Defendants, including TLA, appealed the Connecticut Superior Court's May 26, 2004 class certification order.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise.

In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of December 31, 2004 is $1.1 billion, included in contractholder funds. The Company holds $60.3 million of common stock of the Bank, included in equity securities.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at December 31, 2004 is $466 million. The Company does not hold any collateral related to this guarantee.

13.  RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2004. The Company paid Citigroup and its subsidiaries $41.0 million, $55.3 million and $56.9 million in 2004, 2003 and 2002, respectively, for these services. The amounts due to affiliates related to these services, included in other liabilities at December 31, 2004 and 2003, were insignificant.

The Company has received reimbursements from Citigroup and its affiliates related to the Company's increased benefit and lease expenses after the TPC spin-off. See Note 14. These reimbursements totaled $27.4 million, $34.3 million and $15.5 million in 2004, 2003 and 2002, respectively.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2004 and 2003, the pool totaled approximately $4.1 billion and $3.8 billion, respectively. The Company's share of the pool amounted to $3.3 billion at both December 31, 2004 and 2003, and is included in short-term securities in the consolidated balance sheets.

At December 31, 2004 and 2003, the Company had outstanding loaned securities to an affiliate, Citigroup Global Markets, Inc. (CGMI), of $361.5 million and $238.5 million, respectively.

Included in other invested assets is a $3.2 billion investment in Citigroup Preferred Stock at December 31, 2004 and 2003, carried at cost. Dividends received on these investments were $203 million in both 2004 and 2003 and $178 million in 2002. See Notes 11 and 17.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $92.9 million and $166.3 million at December 31, 2004 and 2003, respectively. Income of $54.2 million, $18.6 million and $99.7 million was earned on these investments in 2004, 2003 and 2002, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $45.3 million and $48.3 million at December 31, 2004 and 2003, respectively. Income of $4.5 million, $33.9 million and $0 were earned on this investment in 2004, 2003 and 2002, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers, including SB. These transactions are conducted on an arm's-length basis. Amounts due to SB were $363.7 million and $134.4 million at December 31, 2004 and 2003, respectively.

The Company markets deferred annuity products and life insurance through its affiliate, Smith Barney (SB), a division of CGMI. Annuity deposits related to these products were $877 million, $835 million, and $1.0 billion in 2004, 2003 and 2002, respectively. Life

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

premiums were $137.5 million, $114.9 million and $109.7 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to SB were $71.9 million, $70.3 million and $77.0 million in 2004, 2003 and 2002, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services, a division of CitiStreet LLC, (CitiStreet), a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet were $1.5 billion, $1.4 billion and $1.6 billion in 2004, 2003 and 2002, respectively. Commissions and fees paid to CitiStreet were $45.9 million, $52.9 million and $54.0 million in 2004, 2003 and 2002, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (together with its subsidiaries, Citibank). Deposits received from Citibank were $525 million, $357 million and $321 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to Citibank were $44.3 million, $29.8 million and $24.0 million in 2004, 2003 and 2002, respectively.

Primerica Financial Services, Inc. (PFS), an affiliate, is a distributor of products for TLA. PFS or its affiliates sold $983 million, $714 million and $787 million of individual annuities in 2004, 2003 and 2002, respectively. Commissions and fees paid to PFS were $75.4 million, $58.1 million and $60.4 million in 2004, 2003 and 2002, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon U.S. gross direct premiums received by Primerica Life. The fees paid by Primerica Life were $15 million in 2004 and $12.5 million in each of 2003 and 2002.

During 2004 TLARC was established as a pure captive to reinsure 100% of the statutory based risk associated with universal life contracts. Statutory premiums paid by the Company to TLARC totaled $1,071 million in 2004. Ceding commissions and experience refunds paid by TLARC to the Company totaled $1,054 million in 2004. The net amount paid was $17 million and reported as a reduction of other income. See Note 4.

TIC has made a solvency guarantee for an affiliate, CILIC. See Note 12.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2004, 2003 and 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company's charge to income for this program was insignificant in 2004, 2003 and 2002.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included in other assets in the consolidated balance sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2004, 2003 and 2002.

14.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On April 1, 2004 TPC merged with a subsidiary of The St. Paul Companies to form St. Paul Travelers.

On March 27, 2002, TPC, the Company's parent at December 31, 2001, completed its IPO. On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. In 2002, prior to the IPO the following transactions occurred:

     o The common stock of the Company was distributed by TPC to CIHC so the Company would remain an indirect wholly owned subsidiary of Citigroup.

     o The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o The Company assumed pension, postretirement and post employment benefits payable to all inactive employees of the former Travelers Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities. In March 2003, TPC paid the Company $22.6 million as a settlement for these benefit-related liabilities.

     o The Company received 2,225 shares of Citigroup's 6.767% Cumulative Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)

     Citigroup Series YYY Preferred Stock                     $2,225
     TLA Holdings LLC                                            142
     Cash and other assets                                       189
     Pension, postretirement, and post-
           employment benefits payable                          (279)
     Deferred tax assets                                          98
     Deferred tax liabilities                                   (779)
                                                              --------
                                                              $1,596
                                                              ========

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. The Company paid TPC $4.9 million and $33.6 million in 2003 and 2002, respectively, for these services. In 2004, The Company did not receive these services.

The Company has a license from St. Paul Travelers to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:


-------------------------------------------------- ------------ ------------ ------------
FOR THE YEAR ENDED DECEMBER 31,                       2004         2003         2002
($ IN MILLIONS)
-------------------------------------------------- ------------ ------------ ------------
Net Income                                           $1,481       $1,358       $1,082
    Adjustments to reconcile net income to net
    cash provided by operating activities:
       Realized (gains) losses                          (16)         (37)         322
       Deferred federal income taxes                     (9)          58          185
       Amortization of deferred policy
         acquisition costs                              649          501          393
       Additions to deferred policy acquisition
         costs                                       (1,203)        (960)        (879)
       Investment income                                106         (503)        (119)
       Premium balances                                  (8)           8           (7)
       Insurance reserves and accrued expenses          604          832          493
       Other                                            (79)        (443)        (402)
-------------------------------------------------- ------------ ------------ ------------
Net cash provided by operations                      $1,525         $814       $1,068
-------------------------------------------------- ------------ ------------ ------------


16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2004, significant non-cash investing and financing activities include the minority interest reversal of joint ventures held by TPC in the amount of $(58) million. In 2003, these activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $53 million and the inclusion of the TPC minority interest in joint ventures in the amount of $63 million. In 2002, these activities include the contribution of $2,225 million of Citigroup YYY Preferred Stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

17.  SUBSEQUENT EVENT

On January 31, 2005, Citigroup announced that it had agreed to sell TIC, including TLAC and certain other domestic and international insurance businesses (the Life Insurance and Annuity Businesses) to MetLife, Inc. (MetLife) pursuant to an Acquisition Agreement (the Agreement). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be completed during this summer.

The Company's Primerica segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company (Primerica
Life), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the Dispositions). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of March 28, 2005, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2004, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2004
                                 ($ IN MILLIONS)

---------------------------------------------------------------------- -------------- -------------- ------------------------
TYPE OF INVESTMENT                                                                                       AMOUNT SHOWN IN
                                                                           COST           VALUE          BALANCE SHEET(1)
---------------------------------------------------------------------- -------------- -------------- ------------------------
Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
           authorities                                                      $6,582         $6,840              $6,840
         States, municipalities and political subdivisions                     364            404                 404
         Foreign governments                                                   847            927                 927
         Public utilities                                                    2,516          2,710               2,710
         Convertible bonds and bonds with warrants attached                    228            245                 245
         All other corporate bonds                                          34,601         36,373              36,373
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Bonds                                                   45,138         47,499              47,499
     Redeemable preferred stocks                                               176            216                 216
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Fixed Maturities                                             45,314         47,715              47,715
---------------------------------------------------------------------- -------------- -------------- ------------------------
Equity Securities:
     Common Stocks:
         Banks, trust and insurance companies                                   13             17                  17
         Industrial, miscellaneous and all other                               140            177                 177
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Common Stocks                                              153            194                 194
     Nonredeemable preferred stocks                                            169            173                 173
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Equity Securities                                               322            367                 367
---------------------------------------------------------------------- -------------- -------------- ------------------------
Mortgage Loans                                                               2,124                              2,124
Real Estate Held For Sale                                                       37                                 37
Policy Loans                                                                 1,121                              1,121
Short-Term Securities                                                        3,731                              3,731
Trading Securities                                                           1,360                              1,360
Other Investments(2)(3)(4)                                                   1,341                              1,341
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Investments                                                 $55,350                            $57,796
====================================================================== ============== ============== ========================


(1) Determined in accordance with methods described in Notes 1 and 3 of the Notes to Consolidated Financial Statements.

(2) Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(3) Also excludes $415 million fair value of investment in affiliated partnership interests.

(4) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)


----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
                                                       FUTURE POLICY
                                       DEFERRED        BENEFITS,           OTHER POLICY
                                       POLICY          LOSSES, CLAIMS      CLAIMS AND                  NET           BENEFITS,
                                       ACQUISITION     AND LOSS            BENEFITS       PREMIUM      INVESTMENT    CLAIMS AND
                                       COSTS           EXPENSES(1)         PAYABLE        REVENUE      INCOME        LOSSES(2)
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
        2004
Travelers Life & Annuity                $2,771           $46,452             $581            $911         $3,012        $2,716
Primerica                                2,178             3,696              180           1,315            336           560
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,949           $50,148             $761          $2,226         $3,348        $3,276
=================================== ================ ================ ================= ============ =============== ============
        2003
Travelers Life & Annuity                $2,361           $42,023             $532          $1,082         $2,743        $2,816
Primerica                                2,034             3,500              161           1,245            315           534
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,395           $45,523             $693          $2,327         $3,058        $3,350
=================================== ================ ================ ================= ============ =============== ============
       2002
Travelers Life & Annuity                $2,043           $37,774             $461           $ 730         $2,646        $2,404
Primerica                                1,893             3,261              147           1,194            290           527
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $3,936           $41,035             $608          $1,924         $2,936        $2,931
=================================== ================ ================ ================= ============ =============== ============

----------------------------------- ------------------- ------------- ----------
                                    AMORTIZATION OF
                                    DEFERRED POLICY      OTHER
                                    ACQUISITION          OPERATING     PREMIUMS
                                    COSTS                EXPENSES      WRITTEN
----------------------------------- ------------------- ------------- ----------
        2004
Travelers Life & Annuity                  $400             $259            $911
Primerica                                  249              228           1,310
----------------------------------- ------------------- ------------- ----------
Total                                     $649             $487          $2,221
=================================== =================== ============= ==========
        2003
Travelers Life & Annuity                  $266             $240          $1,093
Primerica                                  235              219           1,251
----------------------------------- ------------------- ------------- ----------
Total                                     $501             $459          $2,344
=================================== =================== ============= ==========
       2002
Travelers Life & Annuity                  $174             $190           $ 729
Primerica                                  219              217           1,184
----------------------------------- ------------------ ------------ ------------
Total                                     $393             $407          $1,913
=================================== ================== ============ ============


(1)  Includes contractholder funds.
(2)  Includes interest credited to contractholders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)

       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
                                                                                                             PERCENTAGE OF
                                                             CEDED TO OTHER    ASSUMED FROM                 AMOUNT ASSUMED
                                              GROSS AMOUNT      COMPANIES     OTHER COMPANIES  NET AMOUNT       TO NET
       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
     2004
       Life Insurance In Force                     $646,184        $397,411          $3,470        $252,243          1.4%

       Premiums:
            Life insurance                         $  2,609        $    460          $    1        $  2,150            -
            Accident and health insurance               305             229               -              76            -
            Property casualty                             1               1               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,915        $    690          $    1        $  2,226            -
                                                   ========        ========          ======        ========       ======
      2003
       Life Insurance In Force                     $593,006        $356,298          $3,519        $240,227          1.4%

       Premiums:
            Life insurance                         $  2,672        $    419          $    1        $  2,254            -
            Accident and health insurance               308             235               -              73            -
            Property casualty                            21              21               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  3,001        $    675          $    1        $  2,327            -
                                                   ========        ========          ======        ========       ======
      2002
       Life Insurance In Force                     $549,066        $321,940          $3,568        $230,694          1.5%

       Premiums:
            Life insurance                         $  2,227          $  377          $    -        $  1,850            -
            Accident and health insurance               316             242               -              74            -
            Property casualty                           109             109               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,652        $    728          $    -        $  1,924            -
                                                   ========        ========          ======        ========       ======


  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("GIS")
        THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ("QB")

    o INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY THE TRAVELERS INSURANCE COMPANY (GIS AND QB)

    o GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE TRAVELERS INSURANCE COMPANY FOR FUNDING QUALIFIED RETIREMENT PLANS UNDER PENSION AND PROFIT-SHARING PROGRAMS (GIS AND QB)

    o GROUP VARIABLE ANNUITY CONTRACT ISSUED BY THE TRAVELERS INSURANCE COMPANY (GIS)






























L-11895S                                                             May 2, 2005

                                     PART C

                                OTHER INFORMATION

ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Registered Public Accounting Firm thereto are contained in the Registrant's Annual Report and are incorporated by reference into the Statement of Additional Information. The financial statements of the Registrant include:

      Statement of Assets and Liabilities as of December 31, 2004
      Statement of Operations for the year ended December 31, 2004
      Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003
      Statement of Investments as of December 31, 2004
      Notes to Financial Statements

      The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries and the report of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:

      Consolidated Statements of Income for the years ended December 31, 2004,
        2003 and 2002
      Consolidated Balance Sheets as of December 31, 2004 and 2003 Consolidated Statements of Changes in Retained Earnings and Accumulated
        Other Changes in Equity from Non-Owner
        Sources for the years ended December 31, 2004, 2003 and 2002 Consolidated Statements of Cash Flows for the years ended December 31,
        2004, 2003 and 2002
      Notes to Consolidated Financial Statements

(b)   Exhibits

    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------

      1. Resolution of The Travelers Insurance Company's Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 42 to the Registration Statement on Form N-3, filed on April 22, 1996.)

      2. Rules and Regulations of the Registrant. (Incorporated herein by reference to Exhibit C to the Definitive Proxy Statement on
                  Schedule 14A filed March 9, 1999, Acession No.
                  0000950123-99-001973.)

      3. Custody Agreement between the Registrant and Chase Manhattan Bank, N. A., Brooklyn, New York. (Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 41 to the Registration Statement on Form N-3, filed April 26, 1995.)

      4. Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 42 to the Registration Statement on Form N-3, filed on April 22, 1996.)

      4(b) Amendment to the Investment Advisory Agreement between the Registrant and Travelers Asset Management International Company LLC. Filed herewith

      5(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-3, File No. 2-27330, filed April 30, 2001.)

      5(b). Selling Agreement, (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)

      6. Example of Variable Annuity Contract (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 , File No. 2-79529, filed on April 19, 1996.)

      7. Example of Application. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529, filed on April 19, 1996.)

      8(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via EDGAR on April 18, 1995.)

      8(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via EDGAR on April 18, 1995.)

      12. Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-3 filed April 30, 1997.)

      13. Consent of KPMG LLP, Independent Registered Public Accounting Firm. Filed herewith.

      16. Schedule for Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-4, filed April 30, 1998.)

      17. Code of Ethics - (Incorporated herein by reference to Exhibit 17 to Post-Effective Amendment No. 73 to the Registration Statement on Form N-3, Filed No. 2-27330, filed April 30, 2001.)

      18.         Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
                  McGah as signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk. (Incorporated herein by reference to Exhibit 18(a) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-3, filed on April 22, 1996.)

                  Powers of Attorney authorizing Ernest J. Wright and Kathleen
                  A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey. (Incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 47 to the Registration statement filed April 28, 2000.)

                  Powers of Attorney authorizing Ernest J. Wright and Kathleen
                  A. McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan. (Incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 48 to the Registration Statement, filed April 30, 2001.)

                  Power of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for Kathleen L. Preston. (Incorporated herein by reference to Exhbit 18 to Post-Effective Amendment No. 49 to the Registration Statement on form N-3, File No. 2-53757 filed April 30, 2002.)

                  Powers of Attorney authorizing Ernest J. Wright and Kathleen
                  A. McGah as signatory for R. Jay Gerken, and David A. Golino. (Incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 50 to the Registration Statement on Form N-3, File No. 2-53757 filed April 29, 2003.)

                  Powers of Attorney authorizing Kathleen A. McGah and Ernest J. Wright as signatory for Robert E. McGill III, Lewis Mandell, Frances M. Hawk, Jay Gerken and David A. Golino. (Incorporated herein by reference to Exhibit 18 to the Registration Statement on Form N-3, File No. 117030 filed June 30, 2004.)

                  Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Edward W. Cassidy, and William P. Krivoshik. (Incorporated herein by reference to Exhibit 18 to the Registration Statement on Form N-3, File No. 333-117030 filed January 21, 2005.)

ITEM 29. DIRECTORS AND OFFICERS OF THE TRAVELERS INSURANCE COMPANY

NAME AND PRINCIPAL                POSITIONS AND OFFICES
BUSINESS ADDRESS                  WITH INSURANCE COMPANY
----------------                  ----------------------

George C. Kokulis                 Director, Chairman, President and Chief
                                  Executive Officer

Glenn D. Lammey                   Director, Senior Executive Vice President,
                                  Chief Financial Officer, Chief Accounting
                                  Officer

Kathleen L. Preston               Director and Executive Vice President

Edward W. Cassidy                 Director and Executive Vice President

Brendan M. Lynch                  Executive Vice President

David P. Marks                    Executive Vice President and Chief Investment
                                  Officer

Winnifred Grimaldi                Senior Vice President

Marla Berman Lewitus              Director, Senior Vice President and General
                                  Counsel

William P. Krivoshik              Director, Senior Vice President and Chief
                                  Information Officer

David A. Golino                   Vice President and Controller

Donald R. Munson, Jr.             Vice President

Mark Remington                    Vice President

Tim W. Still                      Vice President

Bennett Kleinberg                 Vice President

Dawn Fredette                     Vice President

George E. Eknaian                 Vice President and Chief Actuary

Linn K. Richardson                Second Vice President and Actuary

Paul Weissman                     Second Vice President and Actuary

Ernest J.Wright                   Vice President and Secretary

Kathleen A. McGah                 Assistant Secretary and Deputy General Counsel

      The Travelers Insurance Company
      One Cityplace
      Hartford, CT 06103-3415

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778.

ITEM 31. NUMBER OF CONTRACT OWNERS

As of February 28, 2005, 8,973 contract owners held qualified and non-qualified contracts offered by he Registrant.

ITEM 32. INDEMNIFICATION

Pursuant to the provisions of Article IV, Section 4.4 of the Rules and Regulations of the Registrant, indemnification is provided to members of the Board of Managers, officers and employees of the Registrant in accordance with the standards established by Sections 33-770-33-778, inclusive of the Connecticut General Statutes ("C.G.S.") relating to indemnification under the Connecticut Stock Corporation Act.

Sections 33-770 et seq. of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information as to Officers and Directors of Travelers Asset Management International Company LLC (TAMIC), the Investment Adviser for The Travelers Growth and Income Stock Account for Variable Annuities, is in included in its Form ADV (File No. 801-57536) filed with the Commission, which is incorporated herein by reference thereto.

ITEM 34. PRINCIPAL UNDERWRITER

(a)   Travelers Distribution LLC
      One Cityplace
      Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Money Market Account for

Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities, Tactical Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)   NAME AND PRINCIPAL               POSITIONS AND OFFICES
      BUSINESS ADDRESS                 WITH UNDERWRITER
      ----------------                 ----------------

      Kathleen L. Preston              Board of Manager

      Glenn D. Lammey                  Board of Manager

      William F. Scully III            Board of Manager

      Donald R. Munson, Jr.            Board of Manager, President, Chief
                                       Executive Officer and Chief Operating
                                       Officer

      Tim W. Still                     Vice President

      Anthony Cocolla                  Vice President

      John M. Laverty                  Treasurer and Chief Financial Officer

      Stephen E. Abbey                 Chief Compliance Officer

      Alison K. George                 Director and Chief Advertising Compliance
                                       Officer

      Stephen T. Mullin                Chief Compliance Officer

      Ernest J. Wright                 Secretary

      Kathleen A. McGah                Assistant Secretary

      William D. Wilcox                Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415

(c)   Not Applicable

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

(1)   The Travelers Insurance Company

      One Cityplace

      Hartford, Connecticut 06103-3415

(2)   Chase Manhattan Bank, N. A.

      Chase MetroTech Center

      Brooklyn, New York 11245

ITEM 36. MANAGEMENT SERVICES

Inapplicable.

ITEM 37. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request.

The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 27th day of April, 2005.

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (Registrant)


                               By: *R. JAY GERKEN
                               R. Jay Gerken, Chairman of the Board of Managers, Chief Executive Officer and President

As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on the 27th day of April 2005.


R. JAY GERKEN                           Chairman of the Board of Managers, Chief
--------------------------------        Executive Officer and President
(R. Jay Gerken)


*ROBERT E. MCGILL III                   Trustee
--------------------------------
(Robert E. McGill III)


*LEWIS MANDELL                          Trustee
--------------------------------
(Lewis Mandell)


*FRANCES M. HAWK                        Trustee
--------------------------------
(Frances M. Hawk)


*DAVID A. GOLINO                        Principal Accounting Officer
--------------------------------
(David A. Golino)


*By: /s/ Ernest J. Wright, Attorney-in-Fact
     Secretary, Board of Trustees

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 27th day of April, 2005.

                         THE TRAVELERS INSURANCE COMPANY
                               (Insurance Company)


                                   By: *GLENN D. LAMMEY
                                       -----------------------------------------
                                       Glenn D. Lammey, Chief Financial Officer,
                                       Chief Accounting Officer

As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on the 27th day of April 2005.


*GEORGE C. KOKULIS                   Director, President and Chief Executive
--------------------------------     Officer (Principal Executive Officer)
(George C. Kokulis)


*GLENN D. LAMMEY                     Director, Chief Financial Officer, Chief
--------------------------------     Accounting Officer (Principal Financial
(Glenn D. Lammey)                    Officer)


*MARLA BERMAN LEWITUS                Director, Senior Vice President and General
--------------------------------     Counsel
(Marla Berman Lewitus)


*KATHLEEN L. PRESTON                 Director and Executive Vice President
--------------------------------
(Kathleen L. Preston)


*EDWARD W. CASSIDY                   Director and Executive Vice President
--------------------------------
(Edward W. Cassidy)


*WILLIAM P. KRIVOSHIK                Director, Senior Vice President and Chief
--------------------------------     Information Officer
(William P. Krivoshik)


By: /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
    13.        Consent of KPMG LLP, Independent Registered Public Firm.